AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 12, 2011


                                                   REGISTRATION NOS. 333-176654
                                                                      811-04001
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               -----------------

                                   FORM N-4

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]


                        POST-EFFECTIVE AMENDMENT NO. 3                      [X]


                                    AND/OR
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                               AMENDMENT NO. 168                            [X]
                               -----------------


                     METROPOLITAN LIFE SEPARATE ACCOUNT E
                          (EXACT NAME OF REGISTRANT)

                      METROPOLITAN LIFE INSURANCE COMPANY
                           (EXACT NAME OF DEPOSITOR)

                   200 PARK AVENUE, NEW YORK, NEW YORK 10166
        (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                (212) 578-3067
              (DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                               -----------------

                          NICHOLAS D. LATRENTA, ESQ.
                 EXECUTIVE VICE-PRESIDENT AND GENERAL COUNSEL
                      METROPOLITAN LIFE INSURANCE COMPANY
                                200 PARK AVENUE
                           NEW YORK, NEW YORK 10166
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                               -----------------

IT IS PROPOSED THAT THE FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX):

[_] immediately upon filing pursuant to paragraph (b) of Rule 485


[_] on ________ pursuant to paragraph (b) of Rule 485

[X] 60 days after filing pursuant to paragraph (a) (1) of Rule 485


[_] on ________ pursuant to paragraph (a) (1) of Rule 485

Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant has registered an indefinite amount of securities.


================================================================================

This registration statement incorporates by reference the prospectus for the Preference Premier Variable Annuity Contracts issued by Metropolitan Life Insurance Company (offered on and after October 7, 2011) included in Pre-Effective Amendment No. 1 to this registration statement on Form N-4 (File Nos. 333-176654/811-04001), filed on September 21, 2011, and the Prospectus filed, October 11, 2011, pursuant to Rule 497(c) under the Securities Act of 1933.


The purpose of this Amendment is to describe the new versions of the Guaranteed Minimum Income Benefit Max optional benefit and the Enhanced Death Benefit Max optional benefit in connection with Preference Premier Variable Annuity Contracts issued by Metropolitan Life Insurance Company (offered on and after October 7, 2011).

                      METROPOLITAN LIFE SEPARATE ACCOUNT E
                PREFERENCE PREMIER(R) VARIABLE ANNUITY CONTRACTS
          ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY (OFFERED ON AND
                             AFTER OCTOBER 7, 2011)

                        SUPPLEMENT DATED JANUARY 3, 2012
                     TO THE PROSPECTUS DATED OCTOBER 7, 2011

This supplement describes new versions of the optional GMIB Max and EDB Max benefits that may be elected with the Preference Premier variable annuity contracts issued by Metropolitan Life Insurance Company (offered on and after October 7, 2011) ("Metlife", "we," "us," or "our"). The new versions are called GMIB Max III and EDB Max III. If approved in your state, GMIB Max III and EDB Max III may be elected with contracts issued based on applications and necessary information that we receive in good order at your Administrative Office after the close of the New York Stock Exchange on December 30, 2011.

GMIB Max III and EDB Max III differ from the corresponding benefits currently described in the October 7, 2011 prospectus (GMIB Max II and EDB Max II, respectively) only in that the amount of the annual increase rate and the annual withdrawal amount percentage under GMIB Max III and EDB Max III is 5% instead of 5.5%, and the 5.5% enhanced payout rate available under GMIB Max II is not available under GMIB Max III.

In addition, for contracts issued with GMIB Max III in New York State only, the
             -------------------------------------------------------------
annual increase amount is subject to a 325% maximum increase limitation instead of 275% and the contract issue age for the 5% enhanced payout rate is on or after age 57 instead of on or after age 62.

Please note that the EDB Max III may only be elected if you have elected the GMIB Max III, and that in states where the GMIB Max III and EDB Max III are available for purchase, the GMIB Max II and EDB Max II are no longer available for purchase.

This supplement should be read in its entirety and kept together with your prospectus for future reference. If you would like another copy of the prospectus, if purchased through a MetLife sales representative, write to us at P.O. Box 10342, Des Moines, IA 50306-0342 (Attention: Fulfillment Unit-Preference Premier) or call us at (800) 638-7732 to request a free copy. If purchased through a New England Financial(R) (NEF) sales representative, write to us at P.O. Box 14594, Des Moines, IA 50306-0342 or call us at (800) 435-4117 to request a free copy.

        THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

P.O. Box 10342 (MetLife)                               Telephone: (800) 638-7732
P.O. Box 14594 (NEF)                                   Telephone: (800) 435-4117
Des Moines, IA 50306-0342

#9857093 - v3

                      METROPOLITAN LIFE INSURANCE COMPANY
                     METROPOLITAN LIFE SEPARATE ACCOUNT E

               PREFERENCE PREMIER(R) VARIABLE ANNUITY CONTRACTS
               (Preference Premier(R) Variable Annuity Contracts
                 Issued by Metropolitan Life Insurance Company
                    (offered on and after October 7, 2011))

                      STATEMENT OF ADDITIONAL INFORMATION

                                FORM N-4 PART B


                  October 7, 2011, as revised January 3, 2012


   This Statement of Additional Information is not a prospectus but contains information in addition to and more detailed than that set forth in the Prospectus for Preference Premier Contracts dated October 7, 2011 and should be read in conjunction with the Prospectus. Copies of the Prospectus may be obtained from Metropolitan Life Insurance Company, Attn: Fulfillment Unit-Preference Premier, PO Box 10342, Des Moines, IA 50306-0342 (if you purchased your Contract through a MetLife sales representative) or Metropolitan Life Insurance Company, Attn: Fulfillment Unit-Preference Premier, PO Box 14594, Des Moines, IA 50306-0342 (if you purchased your Contract through a New England Financial(R) sales representative).

   Unless otherwise indicated, the Statement of Additional Information continues the use of certain terms as set forth in the section entitled "Important Terms You Should Know" of the Prospectus for Preference Premier Individual Annuity Contracts dated October 7, 2011.

                               TABLE OF CONTENTS

                                                               PAGE
                                                               ----
            Independent Registered Public Accounting Firm.....   2

            Principal Underwriter.............................   2

            Distribution and Principal Underwriting Agreement.   2

            Experience Factor.................................   3

            Variable Income Payments..........................   3

            Calculating the Annuity Unit Value................   5

            Advertisement of the Separate Account.............   6

            Voting Rights.....................................   8

            Withdrawals.......................................   9

            Financial Statements of Separate Account..........   1

            Financial Statements of MetLife................... F-1

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


   The financial statements and financial highlights comprising each of the Investment Divisions of Metropolitan Life Separate Account E, included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements and financial highlights have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.


   The consolidated financial statements of Metropolitan Life Insurance Company and subsidiaries (the "Company"), included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report expresses an unqualified opinion and includes an explanatory paragraph referring to changes in the Company's method of accounting for the recognition and presentation of other-than-temporary impairment losses for certain investments as required by accounting guidance adopted on April 1, 2009, and its method of accounting for certain assets and liabilities to a fair value measurement approach as required by accounting guidance adopted on January 1, 2008). Such financial statements have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

   The principal business address of Deloitte & Touche LLP is Two World Financial Center, New York, New York 10281-1414.

                             PRINCIPAL UNDERWRITER

   MetLife Investors Distribution Company ("MLIDC") serves as principal underwriter for the Separate Account and the Contracts. The offering is continuous. MLIDC's principal executive offices are located at 5 Park Plaza, Suite 1900, Irvine, CA 92614. MLIDC is affiliated with the Company and the Separate Account.

               DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT

   Information about the distribution of the Contracts is contained in the Prospectus (see "Who Sells the Contracts"). Additional information is provided below.

   Under the terms of the Distribution and Principal Underwriting Agreement among the Separate Account, MLIDC and the Company, MLIDC acts as agent for the distribution of the Contracts and as principal underwriter for the Contracts. The Company reimburses MLIDC for certain sales and overhead expenses connected with sales functions.

   The following table shows the amount of commissions paid to and the amount of commissions retained by the Distributor and Principal Underwriter over the past three years.

                           UNDERWRITING COMMISSIONS

              UNDERWRITING COMMISSIONS PAID   AMOUNT OF UNDERWRITING
                TO THE DISTRIBUTOR BY THE   COMMISSIONS RETAINED BY THE
        YEAR             COMPANY                    DISTRIBUTOR
        ----  ----------------------------- ---------------------------
        2010.         $371,735,947                      $0
        2009.         $299,186,809                      $0
        2008.         $276,062,140                      $0

                               EXPERIENCE FACTOR

   We use the term "experience factor" to describe the investment performance for an investment division. We calculate Accumulation Unit Values once a day on every day the New York Stock Exchange is open for trading. We call the time between two consecutive Accumulation Unit Value calculations the "Valuation Period". We have the right to change the basis for the Valuation Period, on 30 days' notice, as long as it is consistent with law. All purchase payments and transfers are valued as of the end of the Valuation Period during which the transaction occurred. The experience factor changes from Valuation Period to Valuation Period to reflect the upward or downward performance of the assets in the underlying Portfolios. The experience factor is calculated as of the end of each Valuation Period using the net asset value per share of the underlying Portfolio. The net asset value includes the per share amount of any dividend or capital gain distribution paid by the Portfolio during the current Valuation Period, and subtracts any per share charges for taxes and reserve for taxes. We then divide that amount by the net asset value per share as of the end of the last Valuation Period to obtain a factor that reflects investment performance. We then subtract a charge for each day in the valuation period which is the daily equivalent of the Separate Account charge. This charge varies, depending on the class of the Contract. Below is a chart of the daily factors for each class of the Contract and the various death benefits and Earnings Preservation
Benefit:

   Separate Account Charges for all investment divisions except American Funds Growth-Income and American Funds Global Small Capitalization (Daily Factor)

                                            BONUS CLASS
                                  B CLASS   (YEARS 1-9)*   C CLASS     L CLASS     R CLASS
                                ----------- ------------ ----------- ----------- -----------
Basic Death Benefit............ 0.000034247 0.000049315  0.000045205 0.000041096 0.000031507
Annual Step Up Death Benefit... 0.000039726 0.000054795  0.000050685 0.000046575 0.000036986
Additional Charge for Earnings
  Preservation Benefit......... 0.000006849 0.000006849  0.000006849 0.000006849 0.000006849

--------
* Applies only for the first seven years; Separate Account charges are reduced after nine years to those of B Class.

   Separate Account Charges for the American Funds Growth-Income and American Funds Global Small Capitalization Investment Divisions (Daily Factor)

                                            BONUS CLASS
                                  B CLASS   (YEARS 1-9)*   C CLASS     L CLASS     R CLASS
                                ----------- ------------ ----------- ----------- -----------
Basic Death Benefit............ 0.000041096 0.000056164  0.000052055 0.000047945 0.000038356
Annual Step Up Death Benefit... 0.000046575 0.000061644  0.000057534 0.000053425 0.000043836
Additional Charge for Earnings
  Preservation Benefit......... 0.000006849 0.000006849  0.000006849 0.000006849 0.000006849

--------
* Applies only for the first seven years; Separate Account charges are reduced after nine years to those of B Class.

                           VARIABLE INCOME PAYMENTS

                        ASSUMED INVESTMENT RETURN (AIR)

   The following discussion concerning the amount of variable income payments is based on an Assumed Investment Return of 4% per year. It should not be inferred that such rates will bear any relationship to the actual net investment experience of the Separate Account.

                           AMOUNT OF INCOME PAYMENTS

   The cash you receive periodically from an investment division (after your first payment if paid within 10 days of the issue date) will depend upon the number of annuity units held in that investment division (described below) and the Annuity Unit Value (described later) as of the 10th day prior to a payment date.

   The Contract specifies the dollar amount of the initial variable income payment for each investment division (this equals the first payment amount if paid within 10 days of the issue date). This initial variable income payment is computed based on the amount of the purchase payment applied to the specific investment division (net any applicable premium tax owed or contract charge), the AIR, the age and/or sex (where permitted) of the measuring lives and the income payment type selected. The initial payment amount is then divided by the Annuity Unit Value for the investment division to determine the number of annuity units held in that investment division. The number of annuity units held remains fixed for the duration of the Contract if no reallocating are made.

   The dollar amount of subsequent variable income payments will vary with the amount by which investment performance is greater or lesser than the AIR and Separate Account charges.

   Each Contract provides that, when a pay-out option is chosen, the payment will not be less than the payment produced by the then current Fixed Income Option purchase rates for that contract class. The purpose of this provision is to assure the owner that, at retirement, if the Fixed Income Option purchase rates for new contracts are significantly more favorable than the rates guaranteed by a Contract of the same class, the owner will be given the benefit of the higher rates. Although guaranteed annuity rates for the Bonus Class are the same as for the other classes of the Contract, current rates for the Bonus Class may be lower than the other classes of the Contract and may be less than the currently issued contract rates.

                              ANNUITY UNIT VALUE

   The Annuity Unit Value is calculated at the same time that the Accumulation Unit Value for Contracts is calculated and is based on the same change in investment performance in the Separate Account. (See "The Value of Your Income Payment" in the Prospectus.)

                            REALLOCATION PRIVILEGE

   The annuity purchase rate is the dollar amount you would need when you annuitize your Contract to receive $1 per payment period. For example, if it would cost $50 to buy an annuity that pays you $1 a month for the rest of your life, then the annuity purchase rate for that life income annuity is $50. The annuity purchase rate is based on the annuity income payment type you choose, an interest rate, and your age, sex (where permitted) and number of payments remaining. The annuity purchase rate is reset each valuation date to reflect any changes in these components. The reset annuity purchase rate represents the cost you would incur if you were choosing the same income option you have in light of this updated information.

   When you request a reallocation from an investment division to the Fixed Income Option, the payment amount will be adjusted at the time of reallocation. Your payment may either increase or decrease due to this adjustment. The adjusted payment will be calculated in the following manner.

  . First, we update the income payment amount to be reallocated from the investment division based upon the applicable Annuity Unit Value at the time of the reallocation;

  . Second, we use the AIR to calculate an updated annuity purchase rate based upon your age, if applicable, and expected future income payments at the time of the reallocation;

  . Third, we calculate another updated annuity purchase rate using our current annuity purchase rates for the Fixed Income Option on the date of your reallocation;

  . Finally, we determine the adjusted payment amount by multiplying the updated income amount determined in the first step by the ratio of the annuity purchase rate determined in the second step divided by the annuity purchase rate determined in the third step.

   When you request a reallocation from one investment division to another, annuity units in one investment division are liquidated and annuity units in the other investment division are credited to you. There is no adjustment to the income payment amount. Future income payment amounts will be determined based on the Annuity Unit Value for the investment division to which you have reallocated.

   You generally may make a reallocation on any day the Exchange is open. At a future date we may limit the number of reallocations you may make, but never to fewer than one a month. If we do so, we will give you advance written notice. We may limit a beneficiary's ability to make a reallocation.

   Here are examples of the effect of a reallocation on the income payment:

  . Suppose you choose to reallocate 40% of your income payment supported by investment division A to the Fixed Income Option and the recalculated income payment supported by investment division A is $100. Assume that the updated annuity purchase rate based on the AIR is $125, while the updated annuity purchase rate based on fixed income annuity pricing is $100. In that case, your income payment from the Fixed Income Option will be increased by $40 x ($125/$100) or $50, and your income payment supported by investment division A will be decreased by $40. (The number of annuity units in investment division A will be decreased as well.)

  . Suppose you choose to reallocate 40% of your income payment supported by investment division A to investment division B and the recalculated income payment supported by investment division A is $100. Then, your income payment supported by investment division B will be increased by $40 and your income payment supported by investment division A will be decreased by $40. (Changes will also be made to the number of annuity units in both investment divisions as well.)

                      CALCULATING THE ANNUITY UNIT VALUE

   We calculate Annuity Unit Values once a day on every day the New York Stock Exchange is open for trading. We call the time between two consecutive Annuity Unit Value calculations the "Valuation Period." We have the right to change the basis for the Valuation Period, on 30 days' notice, as long as it is consistent with the law. All purchase payments and reallocations are valued as of the end of the Valuation Period during which the transaction occurred. The Annuity Unit Values can increase or decrease, based on the investment performance of the corresponding underlying Portfolios. If the investment performance is positive, after payment of Separate Account expenses and the deduction for the AIR, Annuity Unit Values will go up. Conversely, if the investment performance is negative, after payment of Separate Account expenses and the deduction for the AIR, Annuity Unit Values will go down.

   To calculate an Annuity Unit Value, we first multiply the experience factor for the period by a factor based on the AIR and the number of days in the Valuation Period. For an AIR of 4% and a one day Valuation Period, the factor is .99989255, which is the daily discount factor for an effective annual rate of 4%. (The AIR may be in the range of 3% to 6%, as defined in your Contract and the laws in your state.) The resulting number is then multiplied by the last previously calculated Annuity Unit Value to produce the new Annuity Unit Value.

   The following illustrations show, by use of hypothetical examples, the method of determining the Annuity Unit Value and the amount of variable income payments upon annuitization.

               ILLUSTRATION OF CALCULATION OF ANNUITY UNIT VALUE

        1. Annuity Unit Value, beginning of period........... $ 10.20000
        2. "Experience factor" for period....................   1.023558
        3. Daily adjustment for 4% Assumed Investment Return.  .99989255
        4. (2) X (3).........................................   1.023448
        5. Annuity Unit Value, end of period (1) X (4)....... $ 10.43917

                       ILLUSTRATION OF ANNUITY PAYMENTS
(ASSUMES THE FIRST MONTHLY PAYMENT IS MADE WITHIN 10 DAYS OF THE ISSUE DATE OF
                              THE INCOME ANNUITY)
          ANNUITANT AGE 65, LIFE ANNUITY WITH 120 PAYMENTS GUARANTEED

1. Number of Accumulation Units as of Annuity Date....................................   1,500.00
2. Accumulation Unit Value............................................................ $ 11.80000
3. Accumulation Unit Value of the Contract (1) X (2).................................. $17,700.00
4. First monthly income payment per $1,000 of Accumulation Value...................... $     5.63
5. First monthly income payment (3) X (4) / 1,000..................................... $    99.65
6. Assume Annuity Unit Value as of Annuity Date equal to.............................. $ 10.80000
7. Number of Annuity Units (5) / (6)..................................................     9.2269
8. Assume Annuity Unit Value for the second month equal to (10 days prior to payment). $ 10.97000
9. Second monthly Annuity Payment (7) X (8)........................................... $   101.22
10. Assume Annuity Unit Value for third month equal to................................ $ 10.52684
11. Next monthly Annuity Payment (7) X (10)........................................... $    97.13

                    DETERMINING THE VARIABLE INCOME PAYMENT

   Variable income payments can go up or down based upon the investment performance of the investment divisions in the Separate Account. AIR is the rate used to determine the first variable income payment and serves as a benchmark against which the investment performance of the investment divisions is compared. The higher the AIR, the higher the first variable income payment will be. Subsequent variable income payments increase only to the extent that the investment performance of the investment divisions exceeds the AIR (and Separate Account charges). Variable income payments will decline if the investment performance of the Separate Account does not exceed the AIR (and Separate Account charges). A lower AIR will result in a lower first variable income payment, but variable income payments will increase more rapidly or decline more slowly due to investment performance of the investment divisions.

                     ADVERTISEMENT OF THE SEPARATE ACCOUNT

   From time to time we advertise the performance of various Separate Account investment divisions. For the investment divisions, this performance will be stated in terms of either "yield", "change in Accumulation Unit Value," "change in Annuity Unit Value" or "average annual total return" or some combination of the foregoing. Yield, change in Accumulation Unit Value, change in Annuity Unit Value and average annual total return figures are based on historical earnings and are not intended to indicate future performance. Yield figures quoted in advertisements state the net income generated by an investment in a particular investment division for a thirty-day period or month, which is specified in the advertisement, and then expressed as a percentage yield of that investment. Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to this formula 2[(a-b/cd+1)/6/-1], where "a" represents dividends and interest earned during the period; "b" represents expenses accrued for the period (net of reimbursements); "c" represents the average daily number of shares outstanding during the period that were entitled to receive dividends; and "d" represents the maximum offering price per share on the last day of the period. This percentage yield is then compounded semiannually. For the money market investment division, we state yield for a seven day period. Change in Accumulation Unit Value or Annuity Unit Value ("Non-Standard Performance") refers to the comparison between values of accumulation units or annuity units over specified periods in which an investment division has been in operation, expressed as a percentages and may also be expressed as an annualized figure. In addition, change in Accumulation Unit Value or Annuity Unit Value may be used to illustrate performance for a hypothetical investment (such as $10,000) over the time period specified. Change in Accumulation Unit Value is expressed by this formula [UV\1\/UV\0\ (annualization factor)]-1, where UV\1\ represents the current unit value and UV\0\ represents the prior unit value. The annualization factor can be either (1/number of years) or (365/number of days). Yield and change in Accumulation Unit Value figures do not reflect the possible imposition of a withdrawal charge for the Contracts, of up to 9% of the amount withdrawn attributable to a purchase payment, which may result in a lower figure being experienced by the investor. Average annual total return ("Standard Performance") differs from the change in Accumulation Unit Value and Annuity Unit Value because it assumes a steady rate of return and reflects all expenses and applicable withdrawal charges. Average annual total return is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods that would equate the initial amount invested to the ending redeemable value, according to this formula P(1+T)/n/=ERV, where "P" represents a hypothetical initial payment of $1,000; "T" represents average annual total return; "n" represents number of years; and "ERV" represents ending redeemable value of a hypothetical $1,000 payment made at the beginning of 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year period (or fractional portion). Performance figures will vary among the various classes of the Contracts and the investment divisions as a result of different Separate Account charges and withdrawal charges since the investment division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Contract.

   Performance may be calculated based upon historical performance of the underlying Portfolios of the Metropolitan Fund, Met Investors Fund, and American Funds(R) and may assume that the Contracts were in existence prior to their inception date. After the inception date, actual accumulation unit or annuity unit data is used.

   Historical performance information should not be relied on as a guarantee of future performance results.

   Advertisements regarding the Separate Account may contain comparisons of hypothetical after-tax returns of currently taxable investments versus returns of tax deferred investments. From time to time, the Separate Account may compare the performance of its investment divisions with the performance of common stocks, long-term government bonds, long-term corporate bonds, intermediate-term government bonds, Treasury Bills, certificates of deposit and savings accounts. The Separate Account may use the Consumer Price Index in its advertisements as a measure of inflation for comparison purposes. From time to time, the Separate Account may advertise its performance ranking among similar investments or compare its performance to averages as compiled by independent organizations, such as Lipper Analytical Services, Inc., Morningstar, Inc., VARDS(R) and The Wall Street Journal. The Separate Account may also advertise its performance in comparison to appropriate indices, such as the Standard & Poor's 500 Composite Stock Price Index, the Standard & Poor's Mid Cap 400 Index, the Standard & Poor's Small Cap 600 Index, the Russell 2000(R) Index, the Russell Mid Cap Growth Index, the Russell 2500/TM/ Growth Index, the Russell(R) Growth Index, the Russell 2000(R) Value Index, the Russell 1000(R) Growth Index, the Barclays Capital Aggregate Bond Index, the Barclays Capital Government/Corporate Bond Index, the Merrill Lynch High Yield Bond Index, the Morgan Stanley Capital International All Country World Index, the Salomon Smith Barney World Small Cap Index and the Morgan Stanley Capital International Europe, Australasia, Far East Index.

   For purposes of presentation of Non-Standard Performance, we may assume the Contracts were in existence prior to the inception date of the investment divisions in the Separate Account that funds the Contract. In these cases, we calculate performance based on the historical performance of the underlying Metropolitan Fund, Met Investors Fund and American Funds(R) Portfolios since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Contract had been introduced as of the Portfolio inception date. We may also present average annual total return calculations which reflect all Separate Account charges and applicable withdrawal charges since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Contracts had been introduced as of the Portfolio inception date.

   Past performance is no guarantee of future results.

   We may demonstrate hypothetical future values of Account Values over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios. These presentations reflect the deduction of the Separate Account charge, the Annual Contract Fee, if any, and the weighted average of investment-related charges for all Portfolios to depict investment-related charges.

   We may demonstrate hypothetical future values of Account Values for a specific Portfolio based upon the assumed rates of return previously described, the deduction of the Separate Account charge and the Annual Contract Fee, if any, and the investment-related charges for the specific Portfolio to depict investment-related charges.

   We may demonstrate the hypothetical historical value of each optional benefit for a specified period based on historical net asset values of the Portfolios and the annuity purchase rate, if applicable, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge and the Annual Contract Fee, if any, the investment-related charge and the charge for the optional benefit being illustrated.

   We may demonstrate hypothetical future values of each optional benefit over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, the annuity purchase rate, if applicable, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge and the Annual Contract Fee, if any, the weighted average of investment-related charges for all Portfolios to depict investment-related charges and the charge for the optional benefit being illustrated.

   We may demonstrate hypothetical values of income payments over a specified period based on historical net asset values of the Portfolios and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge, the investment-related charge and the Annual Contract Fee, if any.

   We may demonstrate hypothetical future values of income payments over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge, the Annual Contract Fee, if any, and the weighted average of investment-related charges for all Portfolios to depict investment-related charges.

   Any illustration should not be relied on as a guarantee of future results.

                                 VOTING RIGHTS

   In accordance with our view of the present applicable law, we will vote the shares of each of the Portfolios held by the Separate Account (which are deemed attributable to all the Contracts described in the Prospectus) at regular and special meetings of the shareholders of the Portfolio based on instructions received from those having voting interests in corresponding investment divisions of the Separate Account. However, if the 1940 Act or any rules thereunder should be amended or if the present interpretation thereof should change, and, as a result, we determine that we are permitted to vote the shares of the Portfolios in our own right, we may elect to do so.

   Accordingly, you have voting interests under all the Contracts described in the Prospectus. The number of shares held in each Separate Account investment division deemed attributable to you is determined by dividing the value of accumulation or annuity units attributable to you in that investment division, if any, by the net asset value of one share in the Portfolio in which the assets in that Separate Account investment division are invested. Fractional votes will be counted. The number of shares for which you have the right to give instructions will be determined as of the record date for the meeting.

   Portfolio shares held in each registered separate account of MetLife or any affiliate that are or are not attributable to life insurance policies or annuities (including all the Contracts described in the Prospectus) and for which no timely instructions are received will be voted in the same proportion as the shares for which voting instruction are received by that separate account. Portfolio shares held in the general accounts or unregistered separate accounts of MetLife or its affiliates will be voted in the same proportion as the aggregate of (i) the shares for which voting instructions are received and
(ii) the shares that are voted in proportion to such voting instructions. However, if we or an affiliate determine that we are permitted to vote any such shares, in our own right, we may elect to do so subject to the then current interpretation of the 1940 Act or any rules thereunder.

   Qualified retirement plans which invest directly in the Portfolios do not have voting interests through life insurance or annuity contracts and do not vote these interests based upon the number of shares held in the Separate Account investment division deemed attributable to those qualified retirement plans. Shares are held by the plans themselves and are voted directly; the instruction process does not apply.

   You will be entitled to give instructions regarding the votes attributable to your Contract, in your sole discretion.

   You may give instructions regarding, among other things, the election of the board of directors, ratification of the election of an independent registered public accounting firm, and the approval of investment and sub-investment managers.

                       DISREGARDING VOTING INSTRUCTIONS

   MetLife may disregard voting instructions under the following circumstances
(1) to make or refrain from making any change in the investments or investment policies for any Portfolio if required by any insurance regulatory authority;
(2) to refrain from making any change in the investment policies for any investment manager or principal underwriter or any Portfolio which may be initiated by those having voting interests or the Metropolitan Fund's or Met Investors Fund's or American Funds(R)' boards of directors, provided MetLife's disapproval of the change is reasonable and, in the case of a change in investment policies or investment manager, based on a good faith determination that such change would be contrary to state law or otherwise inappropriate in light of the Portfolio's objective and purposes; or (3) to enter into or refrain from entering into any advisory agreement or underwriting contract, if required by any insurance regulatory authority.

   In the event that MetLife does disregard voting instructions, a summary of the action and the reasons for such action will be included in the next semiannual report.

                                  WITHDRAWALS

   We will normally pay withdrawal proceeds within seven days after receipt of a request for a withdrawal at your Administrative Office, but we may delay payment as permitted by law, under certain circumstances. (See "Valuation -- Suspension of Payments" in the Prospectus). We reserve the right to defer payment for a partial withdrawal, withdrawal or transfer from the Fixed Account for the period permitted by law, but for not more than six months.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of
Metropolitan Life Separate Account E
and Board of Directors of
Metropolitan Life Insurance Company

We have audited the accompanying statements of assets and liabilities of Metropolitan Life Separate Account E (the "Separate Account") of Metropolitan Life Insurance Company (the "Company") comprising each of the individual Investment Divisions listed in Note 2.A. as of December 31, 2010, the related statements of operations for the respective stated period in the year then ended, the statements of changes in net assets for the respective stated periods in the two years then ended, and the financial highlights in Note 8 for the respective stated periods in the five years then ended. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2010, by correspondence with the custodian or mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Investment Divisions constituting the Separate Account of the Company as of December 31, 2010, the results of their operations for the respective stated period in the year then ended, the changes in their net assets for the respective stated periods in the two years then ended, and the financial highlights for the respective stated periods in the five years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants

Tampa, Florida
March 31, 2011

                     This page is intentionally left blank.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2010

                                             MSF BLACKROCK       MSF BLACKROCK   MSF METLIFE STOCK           MSF ARTIO
                                               DIVERSIFIED   AGGRESSIVE GROWTH               INDEX INTERNATIONAL STOCK
                                       INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                       ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value                  $ 703,824,432       $ 506,918,656     $ 2,646,304,863       $ 196,320,865
  Accrued dividends                                     --                  --                  --                  --
  Due from Metropolitan Life Insurance
     Company                                            --                   3                   9                  --
                                       ------------------- ------------------- ------------------- -------------------
       Total Assets                            703,824,432         506,918,659       2,646,304,872         196,320,865
                                       ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Accrued fees                                       1,372               1,429               1,606               1,701
  Due to Metropolitan Life Insurance
     Company                                             3                  --                  --                  38
                                       ------------------- ------------------- ------------------- -------------------
       Total Liabilities                             1,375               1,429               1,606               1,739
                                       ------------------- ------------------- ------------------- -------------------
NET ASSETS                                   $ 703,823,057       $ 506,917,230     $ 2,646,303,266       $ 196,319,126
                                       =================== =================== =================== ===================
CONTRACT OWNERS' EQUITY
  Net assets from accumulation units         $ 697,838,335       $ 506,491,891     $ 2,626,183,781       $ 195,889,937
  Net assets from contracts in payout            5,984,722             425,339          20,119,485             429,189
                                       ------------------- ------------------- ------------------- -------------------
       Total Net Assets                      $ 703,823,057       $ 506,917,230     $ 2,646,303,266       $ 196,319,126
                                       =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2010

                                                                                                         MSF NEUBERGER
                                         MSF T. ROWE PRICE     MSF OPPENHEIMER                          BERMAN MID CAP
                                          SMALL CAP GROWTH       GLOBAL EQUITY       MSF MFS VALUE               VALUE
                                       INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                       ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value                  $ 264,122,173       $ 223,280,521       $ 280,201,562       $ 505,690,876
  Accrued dividends                                     --                  --                  --                  --
  Due from Metropolitan Life Insurance
     Company                                            --                  --                  --                  --
                                       ------------------- ------------------- ------------------- -------------------
       Total Assets                            264,122,173         223,280,521         280,201,562         505,690,876
                                       ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Accrued fees                                       1,916               1,451               1,762               1,825
  Due to Metropolitan Life Insurance
     Company                                             1                  10                  33                  16
                                       ------------------- ------------------- ------------------- -------------------
       Total Liabilities                             1,917               1,461               1,795               1,841
                                       ------------------- ------------------- ------------------- -------------------
NET ASSETS                                   $ 264,120,256       $ 223,279,060       $ 280,199,767       $ 505,689,035
                                       =================== =================== =================== ===================
CONTRACT OWNERS' EQUITY
  Net assets from accumulation units         $ 263,848,117       $ 223,161,234       $ 276,961,332       $ 505,352,780
  Net assets from contracts in payout              272,139             117,826           3,238,435             336,255
                                       ------------------- ------------------- ------------------- -------------------
       Total Net Assets                      $ 264,120,256       $ 223,279,060       $ 280,199,767       $ 505,689,035
                                       =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

                           MSF BARCLAYS
  MSF T. ROWE PRICE   CAPITAL AGGREGATE  MSF MORGAN STANLEY    MSF RUSSELL 2000        MSF JENNISON       MSF NEUBERGER
   LARGE CAP GROWTH          BOND INDEX          EAFE INDEX               INDEX              GROWTH      BERMAN GENESIS
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
      $ 195,959,329     $ 1,054,372,043       $ 462,137,154       $ 280,019,392        $ 67,840,788       $ 284,286,519
                 --                  --                  --                  --                  --                  --
                 --                  --                  --                  12                  --                  --
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
        195,959,329       1,054,372,043         462,137,154         280,019,404          67,840,788         284,286,519
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
              1,776               1,523               1,734               1,737               1,714               1,594
                  9                  26                  27                  --                  10                   7
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
              1,785               1,549               1,761               1,737               1,724               1,601
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
      $ 195,957,544     $ 1,054,370,494       $ 462,135,393       $ 280,017,667        $ 67,839,064       $ 284,284,918
=================== =================== =================== =================== =================== ===================
      $ 190,655,938     $ 1,052,079,982       $ 461,764,562       $ 279,743,892        $ 67,595,534       $ 283,945,145
          5,301,606           2,290,512             370,831             273,775             243,530             339,773
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
      $ 195,957,544     $ 1,054,370,494       $ 462,135,393       $ 280,017,667        $ 67,839,064       $ 284,284,918
=================== =================== =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2010

                                               MSF METLIFE   MSF LOOMIS SAYLES       MSF BLACKROCK       MSF BLACKROCK
                                       MID CAP STOCK INDEX    SMALL CAP GROWTH     LARGE CAP VALUE         BOND INCOME
                                       INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                       ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value                  $ 396,883,040        $ 43,604,954       $ 195,800,599       $ 500,011,067
  Accrued dividends                                     --                  --                  --                  --
  Due from Metropolitan Life Insurance
     Company                                            --                  --                  --                  25
                                       ------------------- ------------------- ------------------- -------------------
       Total Assets                            396,883,040          43,604,954         195,800,599         500,011,092
                                       ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Accrued fees                                       1,903               2,090               1,817               2,226
  Due to Metropolitan Life Insurance
     Company                                             9                   9                   9                  --
                                       ------------------- ------------------- ------------------- -------------------
       Total Liabilities                             1,912               2,099               1,826               2,226
                                       ------------------- ------------------- ------------------- -------------------
NET ASSETS                                   $ 396,881,128        $ 43,602,855       $ 195,798,773       $ 500,008,866
                                       =================== =================== =================== ===================
CONTRACT OWNERS' EQUITY
  Net assets from accumulation units         $ 396,333,658        $ 43,554,051       $ 195,758,045       $ 496,635,532
  Net assets from contracts in payout              547,470              48,804              40,728           3,373,334
                                       ------------------- ------------------- ------------------- -------------------
       Total Net Assets                      $ 396,881,128        $ 43,602,855       $ 195,798,773       $ 500,008,866
                                       =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

                                                                                  MSF WESTERN ASSET
                                                                                         MANAGEMENT   MSF WESTERN ASSET
      MSF BLACKROCK   MSF DAVIS VENTURE   MSF LOOMIS SAYLES     MSF MET/ARTISAN      STRATEGIC BOND          MANAGEMENT
       MONEY MARKET               VALUE      SMALL CAP CORE       MID CAP VALUE       OPPORTUNITIES     U.S. GOVERNMENT
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
       $ 76,399,830       $ 590,816,311       $ 158,699,523       $ 217,607,339       $ 275,412,350       $ 239,872,314
                 34                  --                  --                  --                  --                  --
                 --                   4                  --                  45                  --                  --
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
         76,399,864         590,816,315         158,699,523         217,607,384         275,412,350         239,872,314
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
              1,467               1,948               1,815               2,132               2,062               2,168
                117                  --                  12                  --                  30                  18
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
              1,584               1,948               1,827               2,132               2,092               2,186
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
       $ 76,398,280       $ 590,814,367       $ 158,697,696       $ 217,605,252       $ 275,410,258       $ 239,870,128
=================== =================== =================== =================== =================== ===================
       $ 75,722,572       $ 588,784,205       $ 157,952,450       $ 216,896,109       $ 274,484,030       $ 239,530,225
            675,708           2,030,162             745,246             709,143             926,228             339,903
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
       $ 76,398,280       $ 590,814,367       $ 158,697,696       $ 217,605,252       $ 275,410,258       $ 239,870,128
=================== =================== =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2010

                                                                                     MSF BLACKROCK         MSF METLIFE
                                              MSF FI VALUE       MSF MFS TOTAL    LEGACY LARGE CAP        CONSERVATIVE
                                                   LEADERS              RETURN              GROWTH          ALLOCATION
                                       INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                       ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value                   $ 71,563,187       $ 142,303,357       $ 147,007,820       $ 432,543,076
  Accrued dividends                                     --                  --                  --                  --
  Due from Metropolitan Life Insurance
     Company                                             9                  --                  22                  --
                                       ------------------- ------------------- ------------------- -------------------
       Total Assets                             71,563,196         142,303,357         147,007,842         432,543,076
                                       ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Accrued fees                                       2,083               1,232               1,237               1,072
  Due to Metropolitan Life Insurance
     Company                                            --                  22                  --                  28
                                       ------------------- ------------------- ------------------- -------------------
       Total Liabilities                             2,083               1,254               1,237               1,100
                                       ------------------- ------------------- ------------------- -------------------
NET ASSETS                                    $ 71,561,113       $ 142,302,103       $ 147,006,605       $ 432,541,976
                                       =================== =================== =================== ===================
CONTRACT OWNERS' EQUITY
  Net assets from accumulation units          $ 71,088,771       $ 140,095,187       $ 146,199,353       $ 432,531,570
  Net assets from contracts in payout              472,342           2,206,916             807,252              10,406
                                       ------------------- ------------------- ------------------- -------------------
       Total Net Assets                       $ 71,561,113       $ 142,302,103       $ 147,006,605       $ 432,541,976
                                       =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

        MSF METLIFE                               MSF METLIFE                       MSF MET/DIMENSIONAL
    CONSERVATIVE TO         MSF METLIFE           MODERATE TO           MSF METLIFE       INTERNATIONAL  MSF VAN ECK GLOBAL
MODERATE ALLOCATION MODERATE ALLOCATION AGGRESSIVE ALLOCATION AGGRESSIVE ALLOCATION       SMALL COMPANY   NATURAL RESOURCES
INVESTMENT DIVISION INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- --------------------- --------------------- ------------------- -------------------
    $ 1,137,112,246     $ 3,253,210,164       $ 1,628,677,990         $ 104,503,516         $ 3,363,203        $ 24,701,036
                 --                  --                    --                    --                  --                  --
                 --                  --                    --                    --                  --                  --
------------------- ------------------- --------------------- --------------------- ------------------- -------------------
      1,137,112,246       3,253,210,164         1,628,677,990           104,503,516           3,363,203          24,701,036
------------------- ------------------- --------------------- --------------------- ------------------- -------------------
                656                 834                   714                 1,017                 405                 328
                  9                  20                    16                    20                  16                  10
------------------- ------------------- --------------------- --------------------- ------------------- -------------------
                665                 854                   730                 1,037                 421                 338
------------------- ------------------- --------------------- --------------------- ------------------- -------------------
    $ 1,137,111,581     $ 3,253,209,310       $ 1,628,677,260         $ 104,502,479         $ 3,362,782        $ 24,700,698
=================== =================== ===================== ===================== =================== ===================
    $ 1,136,762,248     $ 3,252,415,275       $ 1,625,353,869         $ 102,662,853         $ 3,362,782        $ 24,700,698
            349,333             794,035             3,323,391             1,839,626                  --                  --
------------------- ------------------- --------------------- --------------------- ------------------- -------------------
    $ 1,137,111,581     $ 3,253,209,310       $ 1,628,677,260         $ 104,502,479         $ 3,362,782        $ 24,700,698
=================== =================== ===================== ===================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2010

                                                MSF ZENITH  FIDELITY VIP MONEY        FIDELITY VIP
                                                    EQUITY              MARKET       EQUITY-INCOME FIDELITY VIP GROWTH
                                       INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                       ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value                   $ 81,465,483        $ 12,251,922        $ 91,649,572        $ 89,166,876
  Accrued dividends                                     --                  --                  --                  --
  Due from Metropolitan Life Insurance
     Company                                            --                  --                   5                   7
                                       ------------------- ------------------- ------------------- -------------------
       Total Assets                             81,465,483          12,251,922          91,649,577          89,166,883
                                       ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Accrued fees                                          39                  96                 164                  --
  Due to Metropolitan Life Insurance
     Company                                             1                   6                  --                  --
                                       ------------------- ------------------- ------------------- -------------------
       Total Liabilities                                40                 102                 164                  --
                                       ------------------- ------------------- ------------------- -------------------
NET ASSETS                                    $ 81,465,443        $ 12,251,820        $ 91,649,413        $ 89,166,883
                                       =================== =================== =================== ===================
CONTRACT OWNERS' EQUITY
  Net assets from accumulation units          $ 76,497,535        $ 12,251,820        $ 90,572,028        $ 89,166,883
  Net assets from contracts in payout            4,967,908                  --           1,077,385                  --
                                       ------------------- ------------------- ------------------- -------------------
       Total Net Assets                       $ 81,465,443        $ 12,251,820        $ 91,649,413        $ 89,166,883
                                       =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

       FIDELITY VIP
   INVESTMENT GRADE        FIDELITY VIP      CALVERT VP SRI      CALVERT VP SRI    MIST LORD ABBETT   MIST MFS RESEARCH
               BOND    FUNDSMANAGER 60%            BALANCED      MID CAP GROWTH      BOND DEBENTURE       INTERNATIONAL
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
       $ 22,154,721        $ 99,633,508        $ 50,866,685        $ 12,234,409       $ 294,863,700       $ 258,480,516
                 --                  --                  --                  --                  --                  --
                 --                  --                  --                  --                  --                  --
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
         22,154,721          99,633,508          50,866,685          12,234,409         294,863,700         258,480,516
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                 --                  --                 392                  --               1,697               2,261
                  2                   1                   6                   3                  17                  35
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                  2                   1                 398                   3               1,714               2,296
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
       $ 22,154,719        $ 99,633,507        $ 50,866,287        $ 12,234,406       $ 294,861,986       $ 258,478,220
=================== =================== =================== =================== =================== ===================
       $ 22,154,719        $ 99,633,507        $ 50,866,287        $ 12,234,406       $ 294,591,904       $ 257,859,466
                 --                  --                  --                  --             270,082             618,754
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
       $ 22,154,719        $ 99,633,507        $ 50,866,287        $ 12,234,406       $ 294,861,986       $ 258,478,220
=================== =================== =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2010

                                        MIST T. ROWE PRICE    MIST PIMCO TOTAL            MIST RCM         MIST LAZARD
                                            MID CAP GROWTH              RETURN          TECHNOLOGY             MID CAP
                                       INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                       ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value                  $ 269,743,232     $ 1,048,659,969       $ 151,312,322        $ 62,139,264
  Accrued dividends                                     --                  --                  --                  --
  Due from Metropolitan Life Insurance
     Company                                            --                  --                  --                  --
                                       ------------------- ------------------- ------------------- -------------------
       Total Assets                            269,743,232       1,048,659,969         151,312,322          62,139,264
                                       ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Accrued fees                                       1,632               1,500               1,605               2,213
  Due to Metropolitan Life Insurance
     Company                                            18                  25                   8                  26
                                       ------------------- ------------------- ------------------- -------------------
       Total Liabilities                             1,650               1,525               1,613               2,239
                                       ------------------- ------------------- ------------------- -------------------
NET ASSETS                                   $ 269,741,582     $ 1,048,658,444       $ 151,310,709        $ 62,137,025
                                       =================== =================== =================== ===================
CONTRACT OWNERS' EQUITY
  Net assets from accumulation units         $ 269,552,957     $ 1,048,086,024       $ 151,279,904        $ 62,083,815
  Net assets from contracts in payout              188,625             572,420              30,805              53,210
                                       ------------------- ------------------- ------------------- -------------------
       Total Net Assets                      $ 269,741,582     $ 1,048,658,444       $ 151,310,709        $ 62,137,025
                                       =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

                            MIST HARRIS                          MIST LEGG MASON
       MIST INVESCO             OAKMARK     MIST OPPENHEIMER         CLEARBRIDGE   MIST THIRD AVENUE MIST CLARION GLOBAL
   SMALL CAP GROWTH       INTERNATIONAL CAPITAL APPRECIATION   AGGRESSIVE GROWTH     SMALL CAP VALUE         REAL ESTATE
INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- -------------------- ------------------- ------------------- -------------------
       $ 34,773,811       $ 422,200,506         $ 49,120,606        $ 29,797,080        $ 10,020,494       $ 228,567,437
                 --                  --                   --                  --                  --                  --
                 16                  --                   --                  --                  --                  --
------------------- ------------------- -------------------- ------------------- ------------------- -------------------
         34,773,827         422,200,506           49,120,606          29,797,080          10,020,494         228,567,437
------------------- ------------------- -------------------- ------------------- ------------------- -------------------
              2,137               1,904                1,378               1,389                 331               1,163
                 --                  11                   31                  35                   5                  49
------------------- ------------------- -------------------- ------------------- ------------------- -------------------
              2,137               1,915                1,409               1,424                 336               1,212
------------------- ------------------- -------------------- ------------------- ------------------- -------------------
       $ 34,771,690       $ 422,198,591         $ 49,119,197        $ 29,795,656        $ 10,020,158       $ 228,566,225
=================== =================== ==================== =================== =================== ===================
       $ 34,752,368       $ 421,881,988         $ 49,113,840        $ 29,792,120        $ 10,020,158       $ 228,425,261
             19,322             316,603                5,357               3,536                  --             140,964
------------------- ------------------- -------------------- ------------------- ------------------- -------------------
       $ 34,771,690       $ 422,198,591         $ 49,119,197        $ 29,795,656        $ 10,020,158       $ 228,566,225
=================== =================== ==================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2010

                                                                                                            MIST PIMCO
                                           MIST LEGG MASON    MIST SSGA GROWTH    MIST SSGA GROWTH INFLATION PROTECTED
                                              VALUE EQUITY                 ETF      AND INCOME ETF                BOND
                                       INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                       ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value                   $ 30,137,811        $ 84,198,337       $ 579,391,442       $ 467,911,915
  Accrued dividends                                     --                  --                  --                  --
  Due from Metropolitan Life Insurance
     Company                                            --                  --                  --                  --
                                       ------------------- ------------------- ------------------- -------------------
       Total Assets                             30,137,811          84,198,337         579,391,442         467,911,915
                                       ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Accrued fees                                       1,601               1,084                 635                 914
  Due to Metropolitan Life Insurance
     Company                                            17                  20                  20                  32
                                       ------------------- ------------------- ------------------- -------------------
       Total Liabilities                             1,618               1,104                 655                 946
                                       ------------------- ------------------- ------------------- -------------------
NET ASSETS                                    $ 30,136,193        $ 84,197,233       $ 579,390,787       $ 467,910,969
                                       =================== =================== =================== ===================
CONTRACT OWNERS' EQUITY
  Net assets from accumulation units          $ 30,133,612        $ 84,197,233       $ 579,177,424       $ 467,531,484
  Net assets from contracts in payout                2,581                  --             213,363             379,485
                                       ------------------- ------------------- ------------------- -------------------
       Total Net Assets                       $ 30,136,193        $ 84,197,233       $ 579,390,787       $ 467,910,969
                                       =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

                                                                                      MIST AMERICAN       MIST AMERICAN
                         MIST BLACKROCK                                              FUNDS BALANCED        FUNDS GROWTH
   MIST JANUS FORTY      LARGE CAP CORE          VARIABLE B          VARIABLE C          ALLOCATION          ALLOCATION
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
      $ 380,881,560       $ 657,441,896        $ 14,265,718         $ 1,092,421       $ 539,849,237       $ 332,353,897
                 --                  --                  --                  --                  --                  --
                 21                  --                  --                  --                  --                  --
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
        380,881,581         657,441,896          14,265,718           1,092,421         539,849,237         332,353,897
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
              1,406               2,209                  --                   3                 617                 799
                 --                  12                   2                   7                  18                  16
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
              1,406               2,221                   2                  10                 635                 815
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
      $ 380,880,175       $ 657,439,675        $ 14,265,716         $ 1,092,411       $ 539,848,602       $ 332,353,082
=================== =================== =================== =================== =================== ===================
      $ 380,802,010       $ 653,079,155        $ 13,905,840         $ 1,092,411       $ 539,836,707       $ 332,341,685
             78,165           4,360,520             359,876                  --              11,895              11,397
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
      $ 380,880,175       $ 657,439,675        $ 14,265,716         $ 1,092,411       $ 539,848,602       $ 332,353,082
=================== =================== =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2010

                                                                 MIST AMERICAN
                                             MIST AMERICAN      FUNDS MODERATE       MIST AMERICAN  MIST MET/TEMPLETON
                                              FUNDS GROWTH          ALLOCATION          FUNDS BOND              GROWTH
                                       INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                       ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value                  $ 201,192,968       $ 762,782,824        $ 61,894,823        $ 17,635,159
  Accrued dividends                                     --                  --                  --                  --
  Due from Metropolitan Life Insurance
     Company                                            --                  --                  --                  --
                                       ------------------- ------------------- ------------------- -------------------
       Total Assets                            201,192,968         762,782,824          61,894,823          17,635,159
                                       ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Accrued fees                                         485                 795                 522               1,140
  Due to Metropolitan Life Insurance
     Company                                             6                  17                   8                  20
                                       ------------------- ------------------- ------------------- -------------------
       Total Liabilities                               491                 812                 530               1,160
                                       ------------------- ------------------- ------------------- -------------------
NET ASSETS                                   $ 201,192,477       $ 762,782,012        $ 61,894,293        $ 17,633,999
                                       =================== =================== =================== ===================
CONTRACT OWNERS' EQUITY
  Net assets from accumulation units         $ 201,188,538       $ 762,694,243        $ 61,880,851        $ 17,633,999
  Net assets from contracts in payout                3,939              87,769              13,442                  --
                                       ------------------- ------------------- ------------------- -------------------
       Total Net Assets                      $ 201,192,477       $ 762,782,012        $ 61,894,293        $ 17,633,999
                                       =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

                                          MIST MET/FRANKLIN
  MIST MET/FRANKLIN   MIST MET/FRANKLIN  TEMPLETON FOUNDING         MIST DREMAN  MIST MET/TEMPLETON  MIST LOOMIS SAYLES
             INCOME       MUTUAL SHARES            STRATEGY     SMALL CAP VALUE  INTERNATIONAL BOND      GLOBAL MARKETS
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
       $ 56,017,584        $ 38,704,183        $ 60,197,783         $ 9,723,359         $ 4,443,171        $ 13,393,484
                 --                  --                  --                  --                  --                  --
                 --                  --                  --                  --                  --                  --
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
         56,017,584          38,704,183          60,197,783           9,723,359           4,443,171          13,393,484
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
              1,033                 980                 988                 473                 301                 419
                 17                  11                  12                   1                   4                   5
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
              1,050                 991               1,000                 474                 305                 424
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
       $ 56,016,534        $ 38,703,192        $ 60,196,783         $ 9,722,885         $ 4,442,866        $ 13,393,060
=================== =================== =================== =================== =================== ===================
       $ 56,016,534        $ 38,703,192        $ 60,196,783         $ 9,722,885         $ 4,442,866        $ 13,393,060
                 --                  --                  --                  --                  --                  --
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
       $ 56,016,534        $ 38,703,192        $ 60,196,783         $ 9,722,885         $ 4,442,866        $ 13,393,060
=================== =================== =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONCLUDED)
DECEMBER 31, 2010

                                                  MIST MFS                             MIST MORGAN
                                          EMERGING MARKETS        MIST PIONEER     STANLEY MID CAP      MIST MET/EATON
                                                    EQUITY    STRATEGIC INCOME              GROWTH VANCE FLOATING RATE
                                       INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                       ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value                   $ 32,998,157        $ 34,119,016       $ 386,860,484         $ 1,306,420
  Accrued dividends                                     --                  --                  --                  --
  Due from Metropolitan Life Insurance
     Company                                            --                  --                  --                  --
                                       ------------------- ------------------- ------------------- -------------------
       Total Assets                             32,998,157          34,119,016         386,860,484           1,306,420
                                       ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Accrued fees                                         403                 544               1,599                 304
  Due to Metropolitan Life Insurance
     Company                                            12                   5                   3                   2
                                       ------------------- ------------------- ------------------- -------------------
       Total Liabilities                               415                 549               1,602                 306
                                       ------------------- ------------------- ------------------- -------------------
NET ASSETS                                    $ 32,997,742        $ 34,118,467       $ 386,858,882         $ 1,306,114
                                       =================== =================== =================== ===================
CONTRACT OWNERS' EQUITY
  Net assets from accumulation units          $ 32,997,742        $ 34,118,467       $ 386,632,027         $ 1,306,114
  Net assets from contracts in payout                   --                  --             226,855                  --
                                       ------------------- ------------------- ------------------- -------------------
       Total Net Assets                       $ 32,997,742        $ 34,118,467       $ 386,858,882         $ 1,306,114
                                       =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

                                             AMERICAN FUNDS
     AMERICAN FUNDS      AMERICAN FUNDS        GLOBAL SMALL      AMERICAN FUNDS
             GROWTH       GROWTH-INCOME      CAPITALIZATION                BOND
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- -------------------
    $ 1,104,324,195       $ 738,592,941       $ 638,169,321       $ 144,730,902
                 --                  --                  --                  --
                 19                   7                  --                  --
------------------- ------------------- ------------------- -------------------
      1,104,324,214         738,592,948         638,169,321         144,730,902
------------------- ------------------- ------------------- -------------------
              1,562               1,440               1,539               1,757
                 --                  --                  16                  25
------------------- ------------------- ------------------- -------------------
              1,562               1,440               1,555               1,782
------------------- ------------------- ------------------- -------------------
    $ 1,104,322,652       $ 738,591,508       $ 638,167,766       $ 144,729,120
=================== =================== =================== ===================
    $ 1,103,694,758       $ 738,222,749       $ 637,781,934       $ 144,480,156
            627,894             368,759             385,832             248,964
------------------- ------------------- ------------------- -------------------
    $ 1,104,322,652       $ 738,591,508       $ 638,167,766       $ 144,729,120
=================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2010

                                                 MSF BLACKROCK          MSF BLACKROCK      MSF METLIFE STOCK              MSF ARTIO
                                                   DIVERSIFIED      AGGRESSIVE GROWTH                  INDEX    INTERNATIONAL STOCK
                                           INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
                                           ---------------------- ---------------------- ---------------------- --------------------
INVESTMENT INCOME:
     Dividends                                    $ 13,395,925              $ 275,405           $ 41,027,669            $ 2,812,099
                                           ---------------------- ---------------------- ---------------------- --------------------
EXPENSES:
     Mortality and expense risk and
        other charges                                7,422,271              4,808,312             25,241,553              1,930,455
     Administrative charges                          1,459,195                977,444              5,341,007                419,208
                                           ---------------------- ---------------------- ---------------------- --------------------
        Total expenses                               8,881,466              5,785,756             30,582,560              2,349,663
                                           ---------------------- ---------------------- ---------------------- --------------------
           Net investment income (loss)              4,514,459             (5,510,351)            10,445,109                462,436
                                           ---------------------- ---------------------- ---------------------- --------------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
     Realized gain distributions                            --                     --                     --                     --
     Realized gains (losses) on sale of
        investments                                 (9,782,726)             4,319,375            (21,168,149)            (4,928,490)
                                           ---------------------- ---------------------- ---------------------- --------------------
           Net realized gains (losses)              (9,782,726)             4,319,375            (21,168,149)            (4,928,490)
                                           ---------------------- ---------------------- ---------------------- --------------------
     Change in unrealized gains (losses)
        on investments                              60,316,562             63,074,955            325,617,850             14,916,195
                                           ---------------------- ---------------------- ---------------------- --------------------
     Net realized and change in
        unrealized gains (losses) on
        investments                                 50,533,836             67,394,330            304,449,701              9,987,705
                                           ---------------------- ---------------------- ---------------------- --------------------
     Net increase (decrease) in net assets
        resulting from operations                 $ 55,048,295           $ 61,883,979          $ 314,894,810           $ 10,450,141
                                           ====================== ====================== ====================== ====================

(a) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

                                                                        MSF NEUBERGER                                  MSF BARCLAYS
  MSF T. ROWE PRICE        MSF OPPENHEIMER                             BERMAN MID CAP      MSF T. ROWE PRICE      CAPITAL AGGREGATE
   SMALL CAP GROWTH          GLOBAL EQUITY       MSF MFS VALUE                  VALUE       LARGE CAP GROWTH             BOND INDEX
INVESTMENT DIVISION    INVESTMENT DIVISION INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
---------------------- ------------------- ---------------------- ---------------------- ---------------------- -------------------
               $ --            $ 2,873,019         $ 3,330,707            $ 3,161,891              $ 310,415           $ 34,417,700
---------------------- ------------------- ---------------------- ---------------------- ---------------------- -------------------
          2,116,731              2,031,767           2,665,149              4,570,230              1,893,261             10,423,747
            453,619                440,920             581,542              1,012,549                398,448              2,333,691
---------------------- ------------------- ---------------------- ---------------------- ---------------------- -------------------
          2,570,350              2,472,687           3,246,691              5,582,779              2,291,709             12,757,438
---------------------- ------------------- ---------------------- ---------------------- ---------------------- -------------------
         (2,570,350)               400,332              84,016             (2,420,888)            (1,981,294)            21,660,262
---------------------- ------------------- ---------------------- ---------------------- ---------------------- -------------------
                 --                     --                  --                     --                     --                     --
          2,234,083                717,448          (3,371,173)            (2,402,496)             1,249,987              2,835,526
---------------------- ------------------- ---------------------- ---------------------- ---------------------- -------------------
          2,234,083                717,448          (3,371,173)            (2,402,496)             1,249,987              2,835,526
---------------------- ------------------- ---------------------- ---------------------- ---------------------- -------------------
         64,165,490             27,084,280          28,930,431            103,216,633             27,301,732             15,979,178
---------------------- ------------------- ---------------------- ---------------------- ---------------------- -------------------
         66,399,573             27,801,728          25,559,258            100,814,137             28,551,719             18,814,704
---------------------- ------------------- ---------------------- ---------------------- ---------------------- -------------------
       $ 63,829,223           $ 28,202,060        $ 25,643,274           $ 98,393,249           $ 26,570,425           $ 40,474,966
====================== =================== ====================== ====================== ====================== ===================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2010

                                            MSF MORGAN STANLEY       MSF RUSSELL 2000           MSF JENNISON          MSF NEUBERGER
                                                    EAFE INDEX                  INDEX                 GROWTH         BERMAN GENESIS
                                           INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
                                           ---------------------- ---------------------- ---------------------- --------------------
INVESTMENT INCOME:
     Dividends                                    $ 10,717,070            $ 2,456,900              $ 243,979            $ 1,122,106
                                           ---------------------- ---------------------- ---------------------- --------------------
EXPENSES:
     Mortality and expense risk and
        other charges                                4,404,959              2,543,400                573,293              2,742,792
     Administrative charges                            984,809                559,644                127,476                594,474
                                           ---------------------- ---------------------- ---------------------- --------------------
        Total expenses                               5,389,768              3,103,044                700,769              3,337,266
                                           ---------------------- ---------------------- ---------------------- --------------------
           Net investment income (loss)              5,327,302               (646,144)              (456,790)            (2,215,160)
                                           ---------------------- ---------------------- ---------------------- --------------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
     Realized gain distributions                            --                     --                     --                     --
     Realized gains (losses) on sale of
        investments                                   (356,109)            (1,204,673)               120,122            (20,723,045)
                                           ---------------------- ---------------------- ---------------------- --------------------
           Net realized gains (losses)                (356,109)            (1,204,673)               120,122            (20,723,045)
                                           ---------------------- ---------------------- ---------------------- --------------------
     Change in unrealized gains (losses)
        on investments                              25,732,016             59,052,489              6,511,803             71,460,191
                                           ---------------------- ---------------------- ---------------------- --------------------
     Net realized and change in
        unrealized gains (losses) on
        investments                                 25,375,907             57,847,816              6,631,925             50,737,146
                                           ---------------------- ---------------------- ---------------------- --------------------
     Net increase (decrease) in net assets
        resulting from operations                 $ 30,703,209           $ 57,201,672            $ 6,175,135           $ 48,521,986
                                           ====================== ====================== ====================== ====================

(a) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

        MSF METLIFE      MSF LOOMIS SAYLES          MSF BLACKROCK          MSF BLACKROCK       MSF BLACKROCK      MSF DAVIS VENTURE
MID CAP STOCK INDEX       SMALL CAP GROWTH        LARGE CAP VALUE            BOND INCOME        MONEY MARKET                  VALUE
INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION INVESTMENT DIVISION    INVESTMENT DIVISION
---------------------- ---------------------- ---------------------- ------------------- ---------------------- --------------------
        $ 3,029,080                   $ --            $ 1,508,278           $ 17,944,550             $ 1,756            $ 4,464,416
---------------------- ---------------------- ---------------------- ------------------- ---------------------- --------------------
          3,604,629                392,472              1,861,512              4,949,261             863,129              5,420,868
            806,216                 87,573                427,412              1,111,913             209,713              1,289,762
---------------------- ---------------------- ---------------------- ------------------- ---------------------- --------------------
          4,410,845                480,045              2,288,924              6,061,174           1,072,842              6,710,630
---------------------- ---------------------- ---------------------- ------------------- ---------------------- --------------------
         (1,381,765)              (480,045)              (780,646)            11,883,376          (1,071,086)            (2,246,214)
---------------------- ---------------------- ---------------------- ------------------- ---------------------- --------------------
            432,457                     --                     --                     --                  --                     --
           (330,137)            (1,044,946)            (3,801,296)                18,060                  --                709,689
---------------------- ---------------------- ---------------------- ------------------- ---------------------- --------------------
            102,320             (1,044,946)            (3,801,296)                18,060                  --                709,689
---------------------- ---------------------- ---------------------- ------------------- ---------------------- --------------------
         79,657,136             11,610,770             18,604,231             18,271,338                  --             56,902,615
---------------------- ---------------------- ---------------------- ------------------- ---------------------- --------------------
         79,759,456             10,565,824             14,802,935             18,289,398                  --             57,612,304
---------------------- ---------------------- ---------------------- ------------------- ---------------------- --------------------
       $ 78,377,691           $ 10,085,779           $ 14,022,289           $ 30,172,774        $ (1,071,086)          $ 55,366,090
====================== ====================== ====================== =================== ====================== ====================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2010

                                                                                           MSF WESTERN ASSET
                                                                                                  MANAGEMENT   MSF WESTERN ASSET
                                             MSF LOOMIS SAYLES        MSF MET/ARTISAN         STRATEGIC BOND          MANAGEMENT
                                                SMALL CAP CORE          MID CAP VALUE          OPPORTUNITIES     U.S. GOVERNMENT
                                           INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION INVESTMENT DIVISION
                                           ---------------------- ---------------------- ------------------- -------------------
INVESTMENT INCOME:
     Dividends                                        $ 45,405            $ 1,400,523           $ 15,811,187         $ 5,676,745
                                           ---------------------- ---------------------- ------------------- -------------------
EXPENSES:
     Mortality and expense risk and
        other charges                                1,416,086              2,156,351              2,832,604           2,417,424
     Administrative charges                            349,220                493,125                648,006             554,648
                                           ---------------------- ---------------------- ------------------- -------------------
        Total expenses                               1,765,306              2,649,476              3,480,610           2,972,072
                                           ---------------------- ---------------------- ------------------- -------------------
           Net investment income (loss)             (1,719,901)            (1,248,953)            12,330,577           2,704,673
                                           ---------------------- ---------------------- ------------------- -------------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
     Realized gain distributions                            --                     --                     --             641,171
     Realized gains (losses) on sale of
        investments                                 (2,686,986)           (11,883,832)             1,062,078              34,437
                                           ---------------------- ---------------------- ------------------- -------------------
           Net realized gains (losses)              (2,686,986)           (11,883,832)             1,062,078             675,608
                                           ---------------------- ---------------------- ------------------- -------------------
     Change in unrealized gains (losses)
        on investments                              37,222,601             39,292,335             14,079,765           5,628,530
                                           ---------------------- ---------------------- ------------------- -------------------
     Net realized and change in
        unrealized gains (losses) on
        investments                                 34,535,615             27,408,503             15,141,843           6,304,138
                                           ---------------------- ---------------------- ------------------- -------------------
     Net increase (decrease) in net assets
        resulting from operations                 $ 32,815,714           $ 26,159,550           $ 27,472,420         $ 9,008,811
                                           ====================== ====================== =================== ===================

(a) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

                                                    MSF BLACKROCK            MSF METLIFE         MSF METLIFE
       MSF FI VALUE          MSF MFS TOTAL       LEGACY LARGE CAP           CONSERVATIVE     CONSERVATIVE TO         MSF METLIFE
            LEADERS                 RETURN                 GROWTH             ALLOCATION MODERATE ALLOCATION MODERATE ALLOCATION
INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
---------------------- ---------------------- ---------------------- ------------------- ------------------- ----------------------
          $ 990,387            $ 3,931,309               $ 84,313           $ 12,440,006        $ 31,106,026        $ 62,885,693
---------------------- ---------------------- ---------------------- ------------------- ------------------- ----------------------
            721,442              1,301,937              1,246,095              3,818,036          10,009,600          27,075,026
            177,811                348,848                320,594                883,805           2,338,941           6,412,706
---------------------- ---------------------- ---------------------- ------------------- ------------------- ----------------------
            899,253              1,650,785              1,566,689              4,701,841          12,348,541          33,487,732
---------------------- ---------------------- ---------------------- ------------------- ------------------- ----------------------
             91,134              2,280,524             (1,482,376)             7,738,165          18,757,485          29,397,961
---------------------- ---------------------- ---------------------- ------------------- ------------------- ----------------------
                 --                     --                     --                     --                  --                  --
         (3,773,660)            (2,022,450)               589,751              1,589,320             379,774          (1,002,375)
---------------------- ---------------------- ---------------------- ------------------- ------------------- ----------------------
         (3,773,660)            (2,022,450)               589,751              1,589,320             379,774          (1,002,375)
---------------------- ---------------------- ---------------------- ------------------- ------------------- ----------------------
         12,070,359             11,037,082             21,645,637             20,197,256          74,956,639         280,212,338
---------------------- ---------------------- ---------------------- ------------------- ------------------- ----------------------
          8,296,699              9,014,632             22,235,388             21,786,576          75,336,413         279,209,963
---------------------- ---------------------- ---------------------- ------------------- ------------------- ----------------------
        $ 8,387,833           $ 11,295,156           $ 20,753,012           $ 29,524,741        $ 94,093,898       $ 308,607,924
====================== ====================== ====================== =================== =================== ======================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2010

                                                                                                      MSF
                                                     MSF METLIFE                           MET/DIMENSIONAL
                                                     MODERATE TO           MSF METLIFE       INTERNATIONAL     MSF VAN ECK GLOBAL
                                           AGGRESSIVE ALLOCATION AGGRESSIVE ALLOCATION       SMALL COMPANY      NATURAL  RESOURCES
                                             INVESTMENT DIVISION   INVESTMENT DIVISION INVESTMENT DIVISION    INVESTMENT DIVISION
                                           --------------------- --------------------- ------------------- ----------------------
INVESTMENT INCOME:
      Dividends                                   $ 31,828,403             $ 903,881            $ 24,025               $ 30,907
                                           --------------------- --------------------- ------------------- ----------------------
EXPENSES:
      Mortality and expense risk and
         other charges                              15,678,272               886,344              20,800                135,599
     Administrative charges                         3,671,210               212,841               5,153                 32,754
                                           --------------------- --------------------- ------------------- ----------------------
        Total expenses                             19,349,482             1,099,185              25,953                168,353
                                           --------------------- --------------------- ------------------- ----------------------
           Net investment income (loss)            12,478,921              (195,304)             (1,928)              (137,446)
                                           --------------------- --------------------- -------------------  ----------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
     Realized gain distributions                            --                    --              91,386                661,519
     Realized gains (losses) on sale of
         investments                               (11,069,862)           (1,521,368)              7,840                 31,235
                                           --------------------- --------------------- ------------------- ----------------------
           Net realized gains (losses)            (11,069,862)           (1,521,368)             99,226                 692,754
                                           --------------------- --------------------- ------------------- ----------------------
     Change in unrealized gains (losses)
         on investments                            187,492,470            14,171,000             441,874               4,578,050
                                           --------------------- --------------------- ------------------- ----------------------
     Net realized and change in
         unrealized gains (losses) on
         investments                               176,422,608            12,649,632             541,100               5,270,804
                                           --------------------- --------------------- ------------------- ----------------------
     Net increase (decrease) in net assets
         resulting from operations               $ 188,901,529          $ 12,454,328           $ 539,172            $  5,133,358
                                           ===================== ===================== =================== ======================

(a) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

                                                                                                   FIDELITY VIP
         MSF ZENITH     FIDELITY VIP MONEY           FIDELITY VIP                              INVESTMENT GRADE        FIDELITY VIP
             EQUITY                 MARKET          EQUITY-INCOME    FIDELITY VIP GROWTH                   BOND    FUNDSMANAGER 60%
INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION INVESTMENT DIVISION
---------------------- ---------------------- ---------------------- ---------------------- ------------------- -------------------
        $ 1,293,901               $ 26,662            $ 1,571,181              $ 221,056              $ 783,652         $ 1,186,621
---------------------- ---------------------- ---------------------- ---------------------- ------------------- -------------------
            764,388                153,137                690,213                592,509                166,668             945,260
            321,854                 24,616                213,825                159,236                 44,776                  --
---------------------- ---------------------- ---------------------- ---------------------- ------------------- -------------------
          1,086,242                177,753                904,038                751,745                211,444             945,260
---------------------- ---------------------- ---------------------- ---------------------- ------------------- -------------------
            207,659               (151,091)               667,143               (530,689)               572,208             241,361
---------------------- ---------------------- ---------------------- ---------------------- ------------------- -------------------
                 --                  8,110                     --                269,354                238,388             207,659
         (4,427,478)                    --             (3,399,915)            (2,016,569)               133,508              36,896
---------------------- ---------------------- ---------------------- ---------------------- ------------------- -------------------
         (4,427,478)                 8,110             (3,399,915)            (1,747,215)               371,896             244,555
---------------------- ---------------------- ---------------------- ---------------------- ------------------- -------------------
         13,668,268                     --             14,153,055             19,174,195                525,375           7,448,599
---------------------- ---------------------- ---------------------- ---------------------- ------------------- -------------------
          9,240,790                  8,110             10,753,140             17,426,980                897,271           7,693,154
---------------------- ---------------------- ---------------------- ---------------------- ------------------- -------------------
        $ 9,448,449             $ (142,981)          $ 11,420,283           $ 16,896,291            $ 1,469,479         $ 7,934,515
====================== ====================== ====================== ====================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2010

                                                CALVERT VP SRI         CALVERT VP SRI       MIST LORD ABBETT   MIST MFS RESEARCH
                                                      BALANCED         MID CAP GROWTH         BOND DEBENTURE       INTERNATIONAL
                                           INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION INVESTMENT DIVISION
                                           ---------------------- ---------------------- ------------------- ----------------------
INVESTMENT INCOME:
     Dividends                                       $ 693,614                   $ --           $ 16,939,302         $ 4,289,261
                                           ---------------------- ---------------------- ------------------- ----------------------
EXPENSES:
     Mortality and expense risk and
        other charges                                  452,730                 77,115              2,886,766           2,389,745
     Administrative charges                             98,743                 20,694                651,540             577,775
                                           ---------------------- ---------------------- ------------------- ----------------------
        Total expenses                                 551,473                 97,809              3,538,306           2,967,520
                                           ---------------------- ---------------------- ------------------- ----------------------
           Net investment income (loss)                142,141                (97,809)            13,400,996           1,321,741
                                           ---------------------- ---------------------- ------------------- ----------------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
     Realized gain distributions                            --                     --                     --                  --
     Realized gains (losses) on sale of
        investments                                   (685,900)               110,586              1,073,013         (11,417,961)
                                           ---------------------- ---------------------- ------------------- ----------------------
           Net realized gains (losses)                (685,900)               110,586              1,073,013         (11,417,961)
                                           ---------------------- ---------------------- ------------------- ----------------------
     Change in unrealized gains (losses)
        on investments                               5,550,635              2,821,839             15,344,333          32,690,397
                                           ---------------------- ---------------------- ------------------- ----------------------
     Net realized and change in
        unrealized gains (losses) on
        investments                                  4,864,735              2,932,425             16,417,346          21,272,436
                                           ---------------------- ---------------------- ------------------- ----------------------
     Net increase (decrease) in net assets
        resulting from operations                  $ 5,006,876            $ 2,834,616           $ 29,818,342        $ 22,594,177
                                           ====================== ====================== =================== ======================

(a) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

                                                                                                                        MIST HARRIS
 MIST T. ROWE PRICE       MIST PIMCO TOTAL            MIST RCM            MIST LAZARD           MIST INVESCO                OAKMARK
     MID CAP GROWTH                 RETURN          TECHNOLOGY                MID CAP       SMALL CAP GROWTH          INTERNATIONAL
INVESTMENT DIVISION    INVESTMENT DIVISION INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
---------------------- ------------------- ---------------------- ---------------------- ---------------------- --------------------
               $ --           $ 30,790,248                $ --              $ 476,514                   $ --            $ 6,577,084
---------------------- ------------------- ---------------------- ---------------------- ---------------------- --------------------
          2,296,373              9,381,424           1,317,901                562,877                343,939              3,651,121
            523,330              2,169,179             291,445                128,147                 77,920                838,710
---------------------- ------------------- ---------------------- ---------------------- ---------------------- --------------------
          2,819,703             11,550,603           1,609,346                691,024                421,859              4,489,831
---------------------- ------------------- ---------------------- ---------------------- ---------------------- --------------------
         (2,819,703)            19,239,645          (1,609,346)              (214,510)              (421,859)             2,087,253
---------------------- ------------------- ---------------------- ---------------------- ---------------------- --------------------
                 --              4,602,510                  --                     --                     --                     --
            291,154              2,844,963          (1,369,845)            (1,666,941)              (525,750)            (5,609,524)
---------------------- ------------------- ---------------------- ---------------------- ---------------------- --------------------
            291,154              7,447,473          (1,369,845)            (1,666,941)              (525,750)            (5,609,524)
---------------------- ------------------- ---------------------- ---------------------- ---------------------- --------------------
         55,974,973             27,152,115          32,648,128             12,803,005              7,832,883             54,709,202
---------------------- ------------------- ---------------------- ---------------------- ---------------------- --------------------
         56,266,127             34,599,588          31,278,283             11,136,064              7,307,133             49,099,678
---------------------- ------------------- ---------------------- ---------------------- ---------------------- --------------------
       $ 53,446,424           $ 53,839,233        $ 29,668,937           $ 10,921,554            $ 6,885,274           $ 51,186,931
====================== =================== ====================== ====================== ====================== ====================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2010

                                                                       MIST LEGG MASON
                                               MIST OPPENHEIMER            CLEARBRIDGE      MIST THIRD AVENUE    MIST CLARION GLOBAL
                                           CAPITAL APPRECIATION      AGGRESSIVE GROWTH        SMALL CAP VALUE            REAL ESTATE
                                            INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
                                           ----------------------- ---------------------- ---------------------- -------------------
INVESTMENT INCOME:
     Dividends                                        $ 182,522                $ 6,387               $ 94,949          $ 16,870,671
                                           ----------------------- ---------------------- ---------------------- -------------------
EXPENSES:
     Mortality and expense risk and
        other charges                                   443,083                246,934                 76,849             2,183,819
     Administrative charges                             101,206                 54,450                 20,952               494,284
                                           ----------------------- ---------------------- ---------------------- -------------------
        Total expenses                                  544,289                301,384                 97,801             2,678,103
                                           ----------------------- ---------------------- ---------------------- -------------------
           Net investment income (loss)                (361,767)              (294,997)                (2,852)           14,192,568
                                           ----------------------- ---------------------- ---------------------- -------------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
     Realized gain distributions                             --                     --                     --                     --
     Realized gains (losses) on sale of
        investments                                    (793,451)              (768,247)               (40,527)           (7,589,978)
                                           ----------------------- ---------------------- ---------------------- -------------------
           Net realized gains (losses)                 (793,451)              (768,247)               (40,527)           (7,589,978)
                                           ----------------------- ---------------------- ---------------------- -------------------
     Change in unrealized gains (losses)
        on investments                                4,872,565              6,050,147              1,603,706            22,351,529
                                           ----------------------- ---------------------- ---------------------- -------------------
     Net realized and change in
        unrealized gains (losses) on
        investments                                   4,079,114              5,281,900              1,563,179            14,761,551
                                           ----------------------- ---------------------- ---------------------- -------------------
     Net increase (decrease) in net assets
        resulting from operations                   $ 3,717,347            $ 4,986,903            $ 1,560,327          $ 28,954,119
                                           ======================= ====================== ====================== ===================

(a) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

                                                                           MIST PIMCO
    MIST LEGG MASON       MIST SSGA GROWTH    MIST SSGA GROWTH    INFLATION PROTECTED                             MIST BLACKROCK
       VALUE EQUITY                    ETF      AND INCOME ETF                   BOND     MIST JANUSFORTY         LARGE CAP CORE
INVESTMENT DIVISION    INVESTMENT DIVISION INVESTMENT DIVISION    INVESTMENT DIVISION INVESTMENT DIVISION    INVESTMENT DIVISION
---------------------- ------------------- ---------------------- ------------------- ---------------------- ----------------------
          $ 503,506              $ 922,057         $ 3,778,765            $ 8,935,352         $ 5,298,556            $ 8,256,332
---------------------- ------------------- ---------------------- ------------------- ---------------------- ----------------------
            276,931                669,450           3,609,130              4,147,235           3,495,476              6,011,095
             62,545                162,556             878,390                960,708             812,015              1,278,092
---------------------- ------------------- ---------------------- ------------------- ---------------------- ----------------------
            339,476                832,006           4,487,520              5,107,943           4,307,491              7,289,187
---------------------- ------------------- ---------------------- ------------------- ---------------------- ----------------------
            164,030                 90,051            (708,755)             3,827,409             991,065                967,145
---------------------- ------------------- ---------------------- ------------------- ---------------------- ----------------------
                 --                     --              13,191              9,957,194                  --                     --
         (1,044,166)             1,075,894             103,509                515,710          (2,325,421)           (26,973,460)
---------------------- ------------------- ---------------------- ------------------- ---------------------- ----------------------
         (1,044,166)             1,075,894             116,700             10,472,904          (2,325,421)           (26,973,460)
---------------------- ------------------- ---------------------- ------------------- ---------------------- ----------------------
          2,673,355              7,513,340          46,487,224              8,009,393          29,106,518             93,404,052
---------------------- ------------------- ---------------------- ------------------- ---------------------- ----------------------
          1,629,189              8,589,234          46,603,924             18,482,297          26,781,097             66,430,592
---------------------- ------------------- ---------------------- ------------------- ---------------------- ----------------------
        $ 1,793,219            $ 8,679,285        $ 45,895,169           $ 22,309,706        $ 27,772,162           $ 67,397,737
====================== =================== ====================== =================== ====================== ======================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2010

                                                                                               MIST AMERICAN          MIST AMERICAN
                                                                                              FUNDS BALANCED           FUNDS GROWTH
                                                    VARIABLE B             VARIABLE C             ALLOCATION             ALLOCATION
                                           INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
                                           ---------------------- ---------------------- ---------------------- --------------------
INVESTMENT INCOME:
     Dividends                                       $ 193,460               $ 14,053            $ 3,898,505            $ 2,612,577
                                           ---------------------- ---------------------- ---------------------- --------------------
EXPENSES:
     Mortality and expense risk and
        other charges                                  129,276                  1,886              3,997,124              3,138,300
     Administrative charges                                 --                     --                963,574                733,819
                                           ---------------------- ---------------------- ---------------------- --------------------
        Total expenses                                 129,276                  1,886              4,960,698              3,872,119
                                           ---------------------- ---------------------- ---------------------- --------------------
           Net investment income (loss)                 64,184                 12,167             (1,062,193)            (1,259,542)
                                           ---------------------- ---------------------- ---------------------- --------------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
     Realized gain distributions                            --                     --                167,276                     --
     Realized gains (losses) on sale of
        investments                                   (894,860)               (33,576)               363,923              2,901,779
                                           ---------------------- ---------------------- ---------------------- --------------------
           Net realized gains (losses)                (894,860)               (33,576)               531,199              2,901,779
                                           ---------------------- ---------------------- ---------------------- --------------------
     Change in unrealized gains (losses)
        on investments                               2,364,194                140,629             47,023,020             33,173,352
                                           ---------------------- ---------------------- ---------------------- --------------------
     Net realized and change in
        unrealized gains (losses) on
        investments                                  1,469,334                107,053             47,554,219             36,075,131
                                           ---------------------- ---------------------- ---------------------- --------------------
     Net increase (decrease) in net assets
        resulting from operations                  $ 1,533,518              $ 119,220           $ 46,492,026           $ 34,815,589
                                           ====================== ====================== ====================== ====================

(a) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

                             MIST AMERICAN
      MIST AMERICAN         FUNDS MODERATE       MIST AMERICAN  MIST MET/TEMPLETON      MIST MET/FRANKLIN   MIST MET/FRANKLIN
       FUNDS GROWTH             ALLOCATION         FUNDS BONDS              GROWTH                 INCOME       MUTUAL SHARES
INVESTMENT DIVISION    INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION    INVESTMENT DIVISION INVESTMENT DIVISION
---------------------- ------------------- ------------------- ---------------------- ------------------- ----------------------
          $ 223,990            $ 8,380,881           $ 620,862           $ 133,888            $ 1,462,293                $ --
---------------------- ------------------- ------------------- ---------------------- ------------------- ----------------------
          1,241,346              6,137,513             429,615             137,459                411,794             270,862
            305,614              1,481,532             101,428              32,579                 95,485              65,062
---------------------- ------------------- ------------------- ---------------------- ------------------- ----------------------
          1,546,960              7,619,045             531,043             170,038                507,279             335,924
---------------------- ------------------- ------------------- ---------------------- ------------------- ----------------------
         (1,322,970)               761,836              89,819             (36,150)               955,014            (335,924)
---------------------- ------------------- ------------------- ---------------------- ------------------- ----------------------
                 --                     --                  --                  --                202,357             301,580
             22,594                774,379              74,511             175,521                218,529              75,618
---------------------- ------------------- ------------------- ---------------------- ------------------- ----------------------
             22,594                774,379              74,511             175,521                420,886             377,198
---------------------- ------------------- ------------------- ---------------------- ------------------- ----------------------
         26,881,903             52,534,878           1,153,467           1,090,653              2,943,481           2,897,278
---------------------- ------------------- ------------------- ---------------------- ------------------- ----------------------
         26,904,497             53,309,257           1,227,978           1,266,174              3,364,367           3,274,476
---------------------- ------------------- ------------------- ---------------------- ------------------- ----------------------
       $ 25,581,527           $ 54,071,093         $ 1,317,797         $ 1,230,024            $ 4,319,381         $ 2,938,552
====================== =================== =================== ====================== =================== ======================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2010

                                             MIST MET/FRANKLIN
                                            TEMPLETON FOUNDING            MIST DREMAN     MIST MET/TEMPLETON     MIST LOOMIS SAYLES
                                                      STRATEGY        SMALL CAP VALUE     INTERNATIONAL BOND         GLOBAL MARKETS
                                           INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
                                           ---------------------- ---------------------- ---------------------- -------------------
INVESTMENT INCOME:
     Dividends                                            $ --               $ 33,568                $ 9,996              $ 138,150
                                           ---------------------- ---------------------- ---------------------- -------------------
EXPENSES:
     Mortality and expense risk and
        other charges                                  569,267                 59,590                 22,312                 64,842
     Administrative charges                            134,719                 14,324                  5,357                 15,420
                                           ---------------------- ---------------------- ---------------------- -------------------
        Total expenses                                 703,986                 73,914                 27,669                 80,262
                                           ---------------------- ---------------------- ---------------------- -------------------
           Net investment income (loss)               (703,986)               (40,346)               (17,673)                57,888
                                           ---------------------- ---------------------- ---------------------- -------------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
     Realized gain distributions                           192                     --                    489                     --
     Realized gains (losses) on sale of
        investments                                    921,182                 14,535                  7,194                108,798
                                           ---------------------- ---------------------- ---------------------- -------------------
           Net realized gains (losses)                 921,374                 14,535                  7,683                108,798
                                           ---------------------- ---------------------- ---------------------- -------------------
     Change in unrealized gains (losses)
        on investments                               4,426,690              1,281,581                224,095              1,236,521
                                           ---------------------- ---------------------- ---------------------- -------------------
     Net realized and change in
        unrealized gains (losses) on
        investments                                  5,348,064              1,296,116                231,778              1,345,319
                                           ---------------------- ---------------------- ---------------------- -------------------
     Net increase (decrease) in net assets
        resulting from operations                  $ 4,644,078            $ 1,255,770              $ 214,105            $ 1,403,207
                                           ====================== ====================== ====================== ===================

(a) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

           MIST MFS
   EMERGING MARKETS         MIST PIONEER     MIST MORGAN STANLEY           MIST MET/EATON       AMERICAN FUNDS       AMERICAN FUNDS
             EQUITY     STRATEGIC INCOME          MID CAP GROWTH      VANCE FLOATING RATE               GROWTH        GROWTH-INCOME
INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION (a)  INVESTMENT DIVISION (a)  INVESTMENT DIVISION  INVESTMENT DIVISION
-------------------- ------------------- ------------------------ ------------------------ -------------------- --------------------
          $ 161,354            $ 671,285                    $ --                     $ --          $ 7,272,204         $ 10,161,823
-------------------- ------------------- ------------------------ ------------------------ -------------------- --------------------
            195,817              200,572               2,301,508                    3,150           12,465,906            8,225,966
             47,774               47,349                 479,553                      750            2,417,895            1,591,994
-------------------- ------------------- ------------------------ ------------------------ -------------------- --------------------
            243,591              247,921               2,781,061                    3,900           14,883,801            9,817,960
-------------------- ------------------- ------------------------ ------------------------ -------------------- --------------------
            (82,237)             423,364              (2,781,061)                  (3,900)          (7,611,597)             343,863
-------------------- ------------------- ------------------------ ------------------------ -------------------- --------------------
                 --                   --                      --                       --                   --                   --
             58,220               41,477                 363,970                      568           (7,968,450)          (3,955,205)
-------------------- ------------------- ------------------------ ------------------------ -------------------- --------------------
             58,220               41,477                 363,970                      568           (7,968,450)          (3,955,205)
-------------------- ------------------- ------------------------ ------------------------ -------------------- --------------------
          5,002,134            1,280,668              59,763,903                   27,564          178,079,413           69,327,843
-------------------- ------------------- ------------------------ ------------------------ -------------------- --------------------
          5,060,354            1,322,145              60,127,873                   28,132          170,110,963           65,372,638
-------------------- ------------------- ------------------------ ------------------------ -------------------- --------------------
        $ 4,978,117          $ 1,745,509            $ 57,346,812                 $ 24,232        $ 162,499,366         $ 65,716,501
==================== =================== ======================== ======================== ==================== ====================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONCLUDED)
FOR THE YEAR ENDED DECEMBER 31, 2010

                                                                               AMERICAN FUNDS
                                                                                 GLOBAL SMALL         AMERICAN FUNDS
                                                                               CAPITALIZATION                   BOND
                                                                          INVESTMENT DIVISION    INVESTMENT DIVISION
                                                                          ---------------------- ----------------------
INVESTMENT INCOME:
      Dividends                                                                   $ 9,689,743            $ 4,352,923
                                                                          ---------------------- ----------------------
EXPENSES:
      Mortality and expense risk and other charges                                  6,862,832              1,866,010
      Administrative charges                                                        1,326,960                356,868
                                                                          ---------------------- ----------------------
        Total expenses                                                              8,189,792              2,222,878
                                                                          ---------------------- ----------------------
           Net investment income (loss)                                             1,499,951              2,130,045
                                                                          ---------------------- ----------------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                                                          --                     --
      Realized gains (losses) on sale of investments                               (6,774,900)              (844,224)
                                                                          ---------------------- ----------------------
           Net realized gains (losses)                                             (6,774,900)              (844,224)
                                                                          ---------------------- ----------------------
      Change in unrealized gains (losses) on investments                          112,995,770              5,723,309
                                                                          ---------------------- ----------------------
      Net realized and change in unrealized gains (losses) on investments         106,220,870              4,879,085
                                                                          ---------------------- ----------------------
      Net increase (decrease) in net assets resulting from operations           $ 107,720,821            $ 7,009,130
                                                                          ====================== ======================

(a) For the period May 3, 2010 to December 31, 2010.

The accompanying notes are an integral part of these financial statements.

                     This page is intentionally left blank.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

                                              MSF BLACKROCK                           MSF BLACKROCK
                                                DIVERSIFIED                       AGGRESSIVE GROWTH       MSF METLIFE STOCK INDEX
                                        INVESTMENT DIVISION                     INVESTMENT DIVISION           INVESTMENT DIVISION
                                    --------------------------------- ----------------------------- -----------------------------
                                               2010    2009                    2010           2009           2010           2009
                                    ---------------- ---------------- -------------- -------------- -------------- --------------
INCREASE (DECREASE) IN
  NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)      $     4,514,459  $  26,780,755    $  (5,510,351) $  (4,193,982) $   10,445,109 $   28,310,848
  Net realized gains (losses)            (9,782,726)   (27,295,399)       4,319,375     (9,197,969)    (21,168,149)   (36,340,459)
  Change in unrealized gains
     (losses) on investments             60,316,562    101,265,748       63,074,955    169,707,893     325,617,850    486,063,480
                                    ---------------- ---------------- -------------- -------------- -------------- --------------
     Net increase (decrease)
       in net assets resulting
       from operations                   55,048,295    100,751,104       61,883,979    156,315,942     314,894,810    478,033,869
                                    ---------------- ---------------- -------------- -------------- -------------- --------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners                13,852,141     16,335,180       19,725,319     17,228,337     199,543,669    180,626,572
  Net transfers (including
     fixed account)                     (19,569,715)   (32,507,255)     (14,009,650)    (5,877,760)    (34,907,183)   (60,553,866)
  Contract charges                         (288,638)      (270,790)        (312,872)      (182,768)     (4,104,734)    (2,796,751)
  Transfers for contract benefits
     and terminations                   (77,379,956)   (71,821,485)     (40,327,643)   (32,346,003)   (222,486,830)  (180,013,656)
                                    ---------------- ---------------- -------------- -------------- -------------- --------------
     Net increase (decrease)
       in net assets resulting from
       contract transactions            (83,386,168)   (88,264,350)     (34,924,846)   (21,178,194)    (61,955,078)   (62,737,701)
                                    ---------------- ---------------- -------------- -------------- -------------- --------------
     Net increase (decrease)
       in net assets                    (28,337,873)    12,486,754       26,959,133    135,137,748     252,939,732    415,296,168
NET ASSETS:
  Beginning of year                     732,160,930    719,674,176      479,958,097    344,820,349   2,393,363,534  1,978,067,366
                                    ---------------- ---------------- -------------- -------------- -------------- --------------
  End of year                       $ 703,823,057    $ 732,160,930    $ 506,917,230  $ 479,958,097  $2,646,303,266 $2,393,363,534
                                    ================ ================ ============== ============== ============== ==============

(a) Commenced on November 7, 2008 and began transactions in 2009.

(b) For the period May 4, 2009 to December 31, 2009.

(c) For the period October 15, 2009 to December 31, 2009.

(d) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

                                       MSF T. ROWE PRICE SMALL CAP
   MSF ARTIO INTERNATIONAL STOCK                            GROWTH     MSF OPPENHEIMER GLOBAL EQUITY                MSF MFS VALUE
             INVESTMENT DIVISION               INVESTMENT DIVISION               INVESTMENT DIVISION          INVESTMENT DIVISION
----------------------------------- --------------------------------- ------------------------------- ---------------------------
           2010             2009             2010             2009             2010             2009           2010         2009
------------------ ---------------- ---------------- ---------------- ---------------- -------------- -------------- ------------
    $   462,436    $  (1,138,970)   $  (2,570,350)   $  (1,451,553)   $     400,332    $   1,825,559  $      84,016  $ (2,780,417)
     (4,928,490)     (10,263,412)       2,234,083         (283,453)         717,448       (4,216,408)    (3,371,173)  (11,256,625)
     14,916,195       45,278,055       64,165,490       51,263,981       27,084,280       53,877,760     28,930,431    53,060,597
------------------ ---------------- ---------------- ---------------- ---------------- -------------- -------------- ------------
     10,450,141       33,875,673       63,829,223       49,528,975       28,202,060       51,486,911     25,643,274    39,023,555
------------------ ---------------- ---------------- ---------------- ---------------- -------------- -------------- ------------
      9,449,836       10,759,137       16,008,375       10,759,005       17,523,370       14,818,522     20,011,591    17,653,655
     (4,798,609)      (6,623,129)      18,356,933       (1,125,037)       2,998,528         (847,690)     9,055,426    (5,327,297)
       (338,634)        (266,587)        (278,052)        (142,126)        (375,512)        (211,788)      (543,261)     (370,716)
    (15,468,031)     (12,222,483)     (18,003,923)     (11,666,287)     (15,921,370)     (11,763,823)   (23,388,867)  (18,027,426)
------------------ ---------------- ---------------- ---------------- ---------------- -------------- -------------- ------------
    (11,155,438)      (8,353,062)      16,083,333       (2,174,445)       4,225,016        1,995,221      5,134,889    (6,071,784)
------------------ ---------------- ---------------- ---------------- ---------------- -------------- -------------- ------------
       (705,297)      25,522,611       79,912,556       47,354,530       32,427,076       53,482,132     30,778,163    32,951,771
    197,024,423      171,501,812      184,207,700      136,853,170      190,851,984      137,369,852    249,421,604   216,469,833
------------------ ---------------- ---------------- ---------------- ---------------- -------------- -------------- ------------
  $ 196,319,126    $ 197,024,423    $ 264,120,256    $ 184,207,700    $ 223,279,060    $ 190,851,984  $ 280,199,767  $249,421,604
================== ================ ================ ================ ================ ============== ============== ============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

                                                MSF NEUBERGER BERMAN                 MSF T. ROWE PRICE        MSF BARCLAYS CAPITAL
                                                       MID CAP VALUE                  LARGE CAP GROWTH        AGGREGATE BOND INDEX
                                                 INVESTMENT DIVISION               INVESTMENT DIVISION         INVESTMENT DIVISION
                                    ----------------------------------- ------------------------------- --------------------------
                                               2010             2009             2010             2009          2010         2009
                                    ------------------ ---------------- ---------------- -------------- ------------- ------------
INCREASE (DECREASE) IN
  NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)         $ (2,420,888)   $     382,562    $  (1,981,294)   $  (1,216,238) $  21,660,262 $ 33,931,431
  Net realized gains (losses)            (2,402,496)     (20,702,138)       1,249,987       (3,596,843)     2,835,526    1,796,548
  Change in unrealized gains
     (losses) on investments            103,216,633      144,169,753       27,301,732       59,051,044     15,979,178   (7,818,868)
                                    ------------------ ---------------- ---------------- -------------- ------------- ------------
     Net increase (decrease)
       in net assets resulting
       from operations                   98,393,249      123,850,177       26,570,425       54,237,963     40,474,966   27,909,111
                                    ------------------ ---------------- ---------------- -------------- ------------- ------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners                36,760,842       26,609,064        6,435,128        8,557,631    159,096,388  127,087,772
  Net transfers (including
     fixed account)                      11,544,351      (16,448,938)      (5,289,831)         520,030     39,735,514   52,089,008
  Contract charges                         (998,874)        (702,012)        (336,637)        (290,588)    (3,091,065)  (1,836,648)
  Transfers for contract benefits
     and terminations                   (34,092,046)     (21,928,750)     (15,183,043)     (11,300,585)   (83,568,528) (65,446,098)
                                    ------------------ ---------------- ---------------- -------------- ------------- ------------
     Net increase (decrease)
       in net assets resulting from
       contract transactions             13,214,273      (12,470,636)     (14,374,383)      (2,513,512)    112,172,309  111,894,034
                                    ------------------ ---------------- ---------------- -------------- ------------- ------------
     Net increase (decrease)
       in net assets                    111,607,522      111,379,541       12,196,042       51,724,451     152,647,275  139,803,145
NET ASSETS:
  Beginning of year                     394,081,513      282,701,972      183,761,502      132,037,051     901,723,219  761,920,074
                                    ------------------ ---------------- ---------------- -------------- -------------- ------------
  End of year                       $ 505,689,035      $ 394,081,513    $ 195,957,544    $ 183,761,502  $1,054,370,494 $901,723,219
                                    ================== ================ ================ ============== ============== ============

(a) Commenced on November 7, 2008 and began transactions in 2009.

(b) For the period May 4, 2009 to December 31, 2009.

(c) For the period October 15, 2009 to December 31, 2009.

(d) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

   MSF MORGAN STANLEY EAFE INDEX            MSF RUSSELL 2000 INDEX            MSF JENNISON GROWTH MSF NEUBERGER BERMAN GENESIS
             INVESTMENT DIVISION               INVESTMENT DIVISION            INVESTMENT DIVISION          INVESTMENT DIVISION
----------------------------------- --------------------------------- --------------------------- -------------------------------
           2010             2009             2010             2009            2010          2009           2010           2009
------------------ ---------------- ---------------- ---------------- ------------- ------------- ---------------- --------------
    $ 5,327,302    $   9,631,046    $    (646,144)   $   1,216,730    $   (456,790) $   (419,798) $  (2,215,160)   $   (679,672)
       (356,109)      (3,708,509)      (1,204,673)      (4,862,820)        120,122      (919,614)   (20,723,045)    (28,439,173)
     25,732,016       81,435,195       59,052,489       49,220,895       6,511,803    13,192,486     71,460,191      55,913,071
------------------ ---------------- ---------------- ---------------- ------------- ------------- ---------------- --------------
     30,703,209       87,357,732       57,201,672       45,574,805       6,175,135    11,853,074     48,521,986      26,794,226
------------------ ---------------- ---------------- ---------------- ------------- ------------- ---------------- --------------
     51,183,433       48,453,032       18,820,358       19,951,839      10,136,094     6,042,188      9,946,475      10,863,405
      5,640,675      (15,428,451)      (6,521,891)      (5,763,120)      7,197,883     8,753,209    (13,934,671)    (10,928,900)
     (1,247,396)        (866,641)        (520,718)        (368,330)       (158,723)      (58,066)      (427,688)       (431,619)
    (31,327,092)     (21,923,010)     (19,167,652)     (13,318,893)     (3,530,419)   (2,396,954)   (25,277,773)    (19,933,132)
------------------ ---------------- ---------------- ---------------- ------------- ------------- ---------------- --------------
     24,249,620       10,234,930       (7,389,903)         501,496      13,644,835    12,340,377    (29,693,657)    (20,430,246)
------------------ ---------------- ---------------- ---------------- ------------- ------------- ---------------- --------------
     54,952,829       97,592,662       49,811,769       46,076,301      19,819,970    24,193,451     18,828,329       6,363,980
    407,182,564      309,589,902      230,205,898      184,129,597      48,019,094    23,825,643    265,456,589     259,092,609
------------------ ---------------- ---------------- ---------------- ------------- ------------- ---------------- --------------
  $ 462,135,393    $ 407,182,564    $ 280,017,667    $ 230,205,898    $ 67,839,064  $ 48,019,094  $ 284,284,918    $265,456,589
================== ================ ================ ================ ============= ============= ================ ==============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

                                                                                  MSF LOOMIS SAYLES
                                     MSF METLIFE MID CAP STOCK INDEX               SMALL CAP GROWTH MSF BLACKROCK LARGE CAP VALUE
                                                 INVESTMENT DIVISION            INVESTMENT DIVISION           INVESTMENT DIVISION
                                    ----------------------------------- --------------------------- ------------------------------
                                               2010             2009            2010          2009           2010            2009
                                    ------------------ ---------------- ------------- ------------- ---------------- -------------
INCREASE (DECREASE) IN
  NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)         $ (1,381,765)   $     953,223    $   (480,045) $   (388,243) $    (780,646)   $     62,205
  Net realized gains (losses)               102,320          976,931      (1,044,946)   (2,489,658)    (3,801,296)     (7,482,611)
  Change in unrealized gains
     (losses) on investments             79,657,136       81,009,279      11,610,770    10,863,194     18,604,231      24,143,280
                                    ------------------ ---------------- ------------- ------------- ---------------- -------------
     Net increase (decrease)
       in net assets resulting
       from operations                   78,377,691       82,939,433      10,085,779     7,985,293     14,022,289      16,722,874
                                    ------------------ ---------------- ------------- ------------- ---------------- -------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners                36,548,842       33,869,729       1,349,437     2,222,911     20,692,506      21,073,061
  Net transfers (including
     fixed account)                      (9,712,779)     (12,085,856)       (934,056)      451,188      1,496,954       3,924,438
  Contract charges                         (891,948)        (564,590)        (81,594)      (64,521)      (655,020)       (456,522)
  Transfers for contract benefits
     and terminations                   (27,182,635)     (16,902,902)     (2,993,201)   (1,952,771)   (11,469,333)     (9,463,444)
                                    ------------------ ---------------- ------------- ------------- ---------------- -------------
     Net increase (decrease)
       in net assets resulting from
       contract transactions             (1,238,520)       4,316,381      (2,659,414)      656,807     10,065,107      15,077,533
                                    ------------------ ---------------- ------------- ------------- ---------------- -------------
     Net increase (decrease)
       in net assets                     77,139,171       87,255,814       7,426,365     8,642,100     24,087,396      31,800,407
NET ASSETS:
  Beginning of year                     319,741,957      232,486,143      36,176,490    27,534,390    171,711,377     139,910,970
                                    ------------------ ---------------- ------------- ------------- ---------------- -------------
  End of year                         $ 396,881,128    $ 319,741,957    $ 43,602,855  $ 36,176,490  $ 195,798,773    $171,711,377
                                    ================== ================ ============= ============= ================ =============

(a) Commenced on November 7, 2008 and began transactions in 2009.

(b) For the period May 4, 2009 to December 31, 2009.

(c) For the period October 15, 2009 to December 31, 2009.

(d) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

       MSF BLACKROCK BOND INCOME      MSF BLACKROCK MONEY MARKET MSF DAVIS VENTURE VALUE       MSF LOOMIS SAYLES SMALL CAP CORE
             INVESTMENT DIVISION             INVESTMENT DIVISION     INVESTMENT DIVISION                    INVESTMENT DIVISION
----------------------------------- ---------------------------- ----------------------- --------- -------------------------------
           2010             2009             2010          2009           2010      2009                    2010           2009
------------------ ---------------- -------------- ------------- ---------------- ---------------- ---------------- --------------
 $   11,883,376    $  23,120,530    $  (1,071,086) $   (968,283) $  (2,246,214)   $     218,777    $  (1,719,901)   $ (1,319,069)
         18,060       (3,553,898)              --            --        709,689       (8,155,901)      (2,686,986)     (6,979,260)
     18,271,338       11,966,595               --            --     56,902,615      121,363,847       37,222,601      38,235,027
------------------ ---------------- -------------- ------------- ---------------- ---------------- ---------------- --------------
     30,172,774       31,533,227       (1,071,086)     (968,283)    55,366,090      113,426,723       32,815,714      29,936,698
------------------ ---------------- -------------- ------------- ---------------- ---------------- ---------------- --------------
     52,020,920       29,417,093        6,382,984    12,351,709     63,113,060       46,794,689       11,338,127      11,983,202
     23,630,544          108,798        6,166,192    (6,372,063)    13,695,217        3,311,328       (8,066,883)       (727,911)
       (886,856)        (580,519)        (416,922)     (295,289)    (1,564,211)      (1,074,965)        (402,418)       (297,840)
    (47,062,031)     (42,820,946)     (13,143,423)  (19,948,420)   (40,048,934)     (28,452,805)     (11,556,566)     (8,439,759)
------------------ ---------------- -------------- ------------- ---------------- ---------------- ---------------- --------------
     27,702,577      (13,875,574)      (1,011,169)  (14,264,063)    35,195,132       20,578,247       (8,687,740)      2,517,692
------------------ ---------------- -------------- ------------- ---------------- ---------------- ---------------- --------------
     57,875,351       17,657,653       (2,082,255)  (15,232,346)    90,561,222      134,004,970       24,127,974      32,454,390
    442,133,515      424,475,862       78,480,535    93,712,881    500,253,145      366,248,175      134,569,722     102,115,332
------------------ ---------------- -------------- ------------- ---------------- ---------------- ---------------- --------------
 $  500,008,866    $ 442,133,515    $  76,398,280  $ 78,480,535  $ 590,814,367    $ 500,253,145    $ 158,697,696    $134,569,722
================== ================ ============== ============= ================ ================ ================ ==============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

                                                                       MSF WESTERN ASSET MANAGEMENT MSF WESTERN ASSET MANAGEMENT
                                       MSF MET/ARTISAN MID CAP VALUE   STRATEGIC BOND OPPORTUNITIES              U.S. GOVERNMENT
                                                 INVESTMENT DIVISION            INVESTMENT DIVISION          INVESTMENT DIVISION
                                    --------------------------------- ----------------------------- -----------------------------
                                               2010             2009           2010           2009           2010           2009
                                    ------------------ -------------- -------------- -------------- ---------------- ------------
INCREASE (DECREASE) IN
  NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)      $    (1,248,953)   $    (541,895) $  12,330,577   $ 11,436,478  $   2,704,673    $  5,900,203
  Net realized gains (losses)           (11,883,832)     (22,113,686)     1,062,078      1,333,044        675,608        (684,005)
  Change in unrealized gains
     (losses) on investments             39,292,335       83,024,516     14,079,765     45,138,520      5,628,530         416,911
                                    ------------------ -------------- -------------- -------------- ---------------- ------------
     Net increase (decrease)
       in net assets resulting
       from operations                   26,159,550       60,368,935     27,472,420     57,908,042      9,008,811       5,633,109
                                    ------------------ -------------- -------------- -------------- ---------------- ------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners                11,111,234       10,770,770      7,181,098      7,514,639     24,020,828      19,828,577
  Net transfers (including
     fixed account)                      (9,631,816)      (9,389,571)    14,579,265     (2,644,775)    12,142,791      16,300,379
  Contract charges                         (370,267)        (328,485)      (613,628)      (545,439)      (706,184)       (470,382)
  Transfers for contract benefits
     and terminations                   (20,183,971)     (14,803,802)   (24,463,267)   (17,935,640)   (21,266,077)    (17,493,208)
                                    ------------------ -------------- -------------- -------------- ---------------- ------------
     Net increase (decrease)
       in net assets resulting from
       contract transactions            (19,074,820)     (13,751,088)    (3,316,532)   (13,611,215)    14,191,358      18,165,366
                                    ------------------ -------------- -------------- -------------- ---------------- ------------
     Net increase (decrease)
       in net assets                      7,084,730       46,617,847     24,155,888     44,296,827     23,200,169      23,798,475
NET ASSETS:
  Beginning of year                     210,520,522      163,902,675    251,254,370    206,957,543    216,669,959     192,871,484
                                    ------------------ -------------- -------------- -------------- ---------------- ------------
  End of year                         $ 217,605,252    $ 210,520,522  $ 275,410,258  $ 251,254,370  $ 239,870,128    $216,669,959
                                    ================== ============== ============== ============== ================ ============

(a) Commenced on November 7, 2008 and began transactions in 2009.

(b) For the period May 4, 2009 to December 31, 2009.

(c) For the period October 15, 2009 to December 31, 2009.

(d) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

                                                                                     MSF BLACKROCK                    MSF METLIFE
          MSF FI VALUE LEADERS              MSF MFS TOTAL RETURN           LEGACY LARGE CAP GROWTH        CONSERVATIVE ALLOCATION
           INVESTMENT DIVISION               INVESTMENT DIVISION               INVESTMENT DIVISION            INVESTMENT DIVISION
--------------------------------- --------------------------------- --------------------------------- ---------------------------
          2010            2009             2010             2009             2010             2009             2010         2009
----------------- --------------- ---------------- ---------------- ---------------- ---------------- -------------- ------------
$       91,134    $    808,711    $   2,280,524    $   3,527,472    $  (1,482,376)   $    (853,249)   $   7,738,165   $ 3,605,323
    (3,773,660)     (6,842,506)      (2,022,450)      (5,005,906)         589,751       (2,616,964)       1,589,320        64,497
    12,070,359      17,819,485       11,037,082       20,542,973       21,645,637       32,027,030       20,197,256    35,107,624
----------------- --------------- ---------------- ---------------- ---------------- ---------------- -------------- ------------
     8,387,833      11,785,690       11,295,156       19,064,539       20,753,012       28,556,817       29,524,741    38,777,444
----------------- --------------- ---------------- ---------------- ---------------- ---------------- -------------- ------------
     2,045,366       3,077,208       11,365,512        9,589,818       17,076,573       13,069,160       69,241,656    49,732,173
    (1,468,510)     (2,353,526)      (1,103,966)        (992,056)       4,209,145        9,612,523       69,917,338    57,607,499
      (180,506)       (171,247)        (236,053)        (161,199)        (426,777)        (275,272)      (1,863,311)     (971,971)
    (6,290,996)     (4,560,741)     (12,711,002)     (11,601,570)      (9,189,369)      (7,265,530)     (29,585,393)  (16,237,148)
----------------- --------------- ---------------- ---------------- ---------------- ---------------- -------------- ------------
    (5,894,646)     (4,008,306)      (2,685,509)      (3,165,007)      11,669,572       15,140,881      107,710,290    90,130,553
----------------- --------------- ---------------- ---------------- ---------------- ---------------- -------------- ------------
     2,493,187       7,777,384        8,609,647       15,899,532       32,422,584       43,697,698      137,235,031   128,907,997
    69,067,926      61,290,542      133,692,456      117,792,924      114,584,021       70,886,323      295,306,945   166,398,948
----------------- --------------- ---------------- ---------------- ---------------- ---------------- -------------- ------------
$   71,561,113    $ 69,067,926    $ 142,302,103    $ 133,692,456    $ 147,006,605    $ 114,584,021    $ 432,541,976  $295,306,945
================= =============== ================ ================ ================ ================ ============== ============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

                                                           MSF METLIFE                                                   MSF METLIFE
                                              CONSERVATIVE TO MODERATE           MSF METLIFE MODERATE         MODERATE TO AGGRESSIVE
                                        ALLOCATION INVESTMENT DIVISION ALLOCATION INVESTMENT DIVISION ALLOCATION INVESTMENT DIVISION
                                    ---------------------------------- ------------------------------ ------------------------------
                                                2010             2009           2010            2009           2010             2009
                                    ----------------- ---------------- -------------- --------------- -------------- ---------------
INCREASE (DECREASE) IN
  NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)      $     18,757,485  $    10,968,496  $   29,397,961 $   22,081,175  $   12,478,921  $   14,017,923
  Net realized gains (losses)                379,774          792,205      (1,002,375)    17,304,831     (11,069,862)      6,010,166
  Change in unrealized gains
     (losses) on investments              74,956,639      120,163,789     280,212,338    332,438,949     187,492,470     292,333,518
                                    ----------------- ---------------- -------------- --------------- -------------- ---------------
     Net increase (decrease)
       in net assets resulting
       from operations                    94,093,898      131,924,490     308,607,924    371,824,955     188,901,529     312,361,607
                                    ----------------- ---------------- -------------- --------------- -------------- ---------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners                199,008,198      134,605,995     710,843,553    442,235,023     105,894,701     173,148,007
  Net transfers (including
     fixed account)                       98,066,794       79,153,523     247,228,217    181,614,647     (38,343,207)     49,205,326
  Contract charges                        (5,146,378)      (3,029,280)    (15,239,926)    (8,673,720)    (10,114,317)    (8,494,519)
  Transfers for contract benefits
     and terminations                    (60,344,977)     (38,624,653)   (123,335,313)   (75,457,825)    (74,021,751)   (45,304,345)
                                    ----------------- ---------------- -------------- --------------- -------------- ---------------
     Net increase (decrease)
       in net assets resulting from
       contract transactions             231,583,637      172,105,585     819,496,531    539,718,125     (16,584,574)    168,554,469
                                    ----------------- ---------------- -------------- --------------- -------------- ---------------
     Net increase (decrease)
       in net assets                     325,677,535      304,030,075   1,128,104,455    911,543,080     172,316,955     480,916,076
NET ASSETS:
  Beginning of year                      811,434,046      507,403,971   2,125,104,855  1,213,561,775   1,456,360,305     975,444,229
                                    ----------------- ---------------- -------------- --------------- -------------- ---------------
  End of year                       $  1,137,111,581  $   811,434,046  $3,253,209,310 $2,125,104,855  $1,628,677,260 $1,456,360,305
                                    ================= ================ ============== =============== ============== ===============

(a) Commenced on November 7, 2008 and began transactions in 2009.

(b) For the period May 4, 2009 to December 31, 2009.

(c) For the period October 15, 2009 to December 31, 2009.

(d) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

                                             MSF MET/DIMENSIONAL                    MSF VAN ECK
MSF METLIFE AGGRESSIVE ALLOCATION    INTERNATIONAL SMALL COMPANY       GLOBAL NATURAL RESOURCES              MSF ZENITH EQUITY
              INVESTMENT DIVISION            INVESTMENT DIVISION            INVESTMENT DIVISION            INVESTMENT DIVISION
------------------------------------ ------------------------------ ------------------------------ ------------------------------
           2010              2009           2010         2009 (a)           2010        2009 (b)           2010           2009
------------------ ----------------- -------------- --------------- --------------- -------------- --------------- --------------
$      (195,304)   $      564,220    $    (1,928)   $     (4,568)   $   (137,446)   $   (17,192)   $    207,659    $ 3,523,590
     (1,521,368)       (3,858,892)        99,226          10,224         692,754            943      (4,427,478)     3,636,448
     14,171,000        21,549,168        441,874         104,460       4,578,050        464,183      13,668,268     12,585,843
------------------ ----------------- -------------- --------------- --------------- -------------- --------------- --------------
     12,454,328        18,254,496        539,172         110,116       5,133,358        447,934       9,448,449     19,745,881
------------------ ----------------- -------------- --------------- --------------- -------------- --------------- --------------
     13,796,302        13,747,320      1,223,879         665,985       9,680,033      3,612,069         809,045        942,129
        372,106           187,446        590,627         318,020       4,579,076      1,564,788      (1,636,802)    (2,899,710)
       (260,360)         (230,241)       (10,719)             --         (76,312)            --         (93,993)      (104,407)
     (4,742,412)       (3,607,589)       (67,456)         (6,842)       (229,383)       (10,865)    (12,659,622)   (10,989,048)
------------------ ----------------- -------------- --------------- --------------- -------------- --------------- --------------
      9,165,636        10,096,936      1,736,331         977,163      13,953,414      5,165,992     (13,581,372)   (13,051,036)
------------------ ----------------- -------------- --------------- --------------- -------------- --------------- --------------
     21,619,964        28,351,432      2,275,503       1,087,279      19,086,772      5,613,926      (4,132,923)     6,694,845
     82,882,515        54,531,083      1,087,279              --       5,613,926             --      85,598,366     78,903,521
------------------ ----------------- -------------- --------------- --------------- -------------- --------------- --------------
$   104,502,479    $   82,882,515    $ 3,362,782    $  1,087,279    $ 24,700,698    $ 5,613,926    $ 81,465,443    $85,598,366
================== ================= ============== =============== =============== ============== =============== ==============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

                                         FIDELITY VIP MONEY MARKET      FIDELITY VIP EQUITY-INCOME           FIDELITY VIP GROWTH
                                               INVESTMENT DIVISION             INVESTMENT DIVISION           INVESTMENT DIVISION
                                    --------------------------------- ------------------------------- -----------------------------
                                              2010            2009            2010            2009            2010          2009
                                    ----------------- --------------- --------------- --------------- --------------- -------------
INCREASE (DECREASE) IN
  NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)       $    (151,091)   $    (34,453)   $    667,143     $   968,718    $   (530,689)   $   (335,614)
  Net realized gains (losses)                8,110              --      (3,399,915)     (7,011,086)     (1,747,215)     (3,358,483)
  Change in unrealized gains
     (losses) on investments                    --              --      14,153,055      25,959,374      19,174,195       20,637,757
                                    ----------------- --------------- --------------- --------------- --------------- -------------
     Net increase (decrease)
       in net assets resulting
       from operations                    (142,981)        (34,453)     11,420,283      19,917,006      16,896,291       16,943,660
                                    ----------------- --------------- --------------- --------------- --------------- -------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners               94,396,891       4,165,125       2,662,345       2,875,124       2,733,475        3,186,635
  Net transfers (including
     fixed account)                    (94,346,805)       (430,186)     (1,531,810)     (2,824,716)     (2,592,987)     (2,932,105)
  Contract charges                              --              --         (23,149)        (24,868)         (3,704)         (4,494)
  Transfers for contract benefits
     and terminations                   (3,294,615)     (2,884,436)     (9,829,871)     (8,062,400)     (6,553,193)     (4,375,631)
                                    ----------------- --------------- --------------- --------------- --------------- -------------
     Net increase (decrease)
       in net assets resulting from
       contract transactions            (3,244,529)        850,503      (8,722,485)     (8,036,860)     (6,416,409)     (4,125,595)
                                    ----------------- --------------- --------------- --------------- --------------- -------------
     Net increase (decrease)
       in net assets                    (3,387,510)        816,050       2,697,798      11,880,146      10,479,882       12,818,065
NET ASSETS:
  Beginning of year                     15,639,330      14,823,280      88,951,615      77,071,469      78,687,001       65,868,936
                                    ----------------- --------------- --------------- --------------- --------------- -------------
  End of year                       $   12,251,820    $ 15,639,330    $ 91,649,413    $ 88,951,615    $ 89,166,883    $  78,687,001
                                    ================= =============== =============== =============== =============== =============

(a) Commenced on November 7, 2008 and began transactions in 2009.

(b) For the period May 4, 2009 to December 31, 2009.

(c) For the period October 15, 2009 to December 31, 2009.

(d) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

FIDELITY VIP INVESTMENT GRADE BOND    FIDELITY VIP FUNDSMANAGER 60%        CALVERT VP SRI BALANCED CALVERT VP SRI MID CAP GROWTH
               INVESTMENT DIVISION              INVESTMENT DIVISION            INVESTMENT DIVISION           INVESTMENT DIVISION
------------------------------------- -------------------------------- --------------------------- ------------------------------
          2010                2009            2010          2009 (c)           2010          2009          2010             2009
----------------- ------------------- --------------- ---------------- ------------- ------------- --------------- --------------
$      572,208    $      1,488,904    $    241,361    $       2,153    $    142,141  $    447,308  $    (97,809)   $     (74,088)
       371,896               3,292         244,555              200        (685,900)   (1,511,050)      110,586         (103,621)
       525,375           1,051,355       7,448,599           (3,414)      5,550,635    10,250,596     2,821,839        2,401,762
----------------- ------------------- --------------- ---------------- ------------- ------------- --------------- --------------
     1,469,479           2,543,551       7,934,515           (1,061)      5,006,876     9,186,854     2,834,616        2,224,053
----------------- ------------------- --------------- ---------------- ------------- ------------- --------------- --------------
     1,784,716           1,701,633         154,271               --       3,234,117     3,208,943       632,519          700,463
       294,062           1,615,218      92,253,872          250,003      (1,589,620)   (1,162,268)      (36,204)        (270,894)
        (1,605)             (1,799)             --               --         (12,934)      (10,597)       (1,773)          (1,787)
    (3,050,964)         (1,562,594)       (958,093)              --      (3,180,201)   (3,440,633)     (583,359)        (578,237)
----------------- ------------------- --------------- ---------------- ------------- ------------- --------------- --------------
      (973,791)          1,752,458      91,450,050          250,003      (1,548,638)   (1,404,555)       11,183         (150,455)
----------------- ------------------- --------------- ---------------- ------------- ------------- --------------- --------------
       495,688           4,296,009      99,384,565          248,942       3,458,238     7,782,299     2,845,799        2,073,598
    21,659,031          17,363,022         248,942               --      47,408,049    39,625,750     9,388,607        7,315,009
----------------- ------------------- --------------- ---------------- ------------- ------------- --------------- --------------
$   22,154,719    $     21,659,031    $ 99,633,507    $     248,942    $ 50,866,287  $ 47,408,049  $ 12,234,406    $   9,388,607
================= =================== =============== ================ ============= ============= =============== ==============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

                                                                                    MIST MFS RESEARCH
                                     MIST LORD ABBETT BOND DEBENTURE                    INTERNATIONAL  MIST T. ROWE PRICE MID CAP
                                                 INVESTMENT DIVISION              INVESTMENT DIVISION  GROWTH INVESTMENT DIVISION
                                    ----------------------------------- ----------------------------- ---------------------------
                                               2010             2009             2010           2009           2010         2009
                                    ------------------ ---------------- -------------- -------------- -------------- ------------
INCREASE (DECREASE) IN
  NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)         $ 13,400,996    $  12,413,246     $  1,321,741  $   3,896,086  $  (2,819,703)  $(1,927,849)
  Net realized gains (losses)             1,073,013       (2,595,113)     (11,417,961)   (15,063,208)       291,154    (7,327,964)
  Change in net unrealized gains
     (losses) on investments             15,344,333       53,501,077       32,690,397     67,514,057     55,974,973    63,017,056
                                    ------------------ ---------------- -------------- -------------- -------------- ------------
     Net increase (decrease)
       in net assets resulting
       from operations                   29,818,342       63,319,210       22,594,177     56,346,935     53,446,424    53,761,243
                                    ------------------ ---------------- -------------- -------------- -------------- ------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners                21,861,665       17,737,152       22,637,792     24,797,654     33,065,062    22,796,120
  Net transfers (including
     fixed account)                       9,744,111       19,934,290      (14,428,774)    (5,633,444)     7,612,076     7,208,374
  Contract charges                         (730,567)        (479,112)        (723,632)      (539,382)      (708,168)     (397,652)
  Transfers for contract benefits
     and terminations                   (23,041,530)     (18,825,136)     (17,194,311)   (13,696,821)   (15,568,222)   (9,620,124)
                                    ------------------ ---------------- -------------- -------------- -------------- ------------
     Net increase (decrease)
       in net assets resulting from
       capital transactions               7,833,679       18,367,194       (9,708,925)     4,928,007     24,400,748    19,986,718
                                    ------------------ ---------------- -------------- -------------- -------------- ------------
     Net increase (decrease)
       in net assets                     37,652,021       81,686,404       12,885,252     61,274,942     77,847,172    73,747,961
NET ASSETS:
  Beginning of year                     257,209,965      175,523,561      245,592,968    184,318,026    191,894,410   118,146,449
                                    ------------------ ---------------- -------------- -------------- -------------- ------------
  End of year                         $ 294,861,986    $257,209,965      $258,478,220  $ 245,592,968  $ 269,741,582  $191,894,410
                                    ================== ================ ============== ============== ============== ============

(a) Commenced on November 7, 2008 and began transactions in 2009.

(b) For the period May 4, 2009 to December 31, 2009.

(c) For the period October 15, 2009 to December 31, 2009.

(d) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

          MIST PIMCO TOTAL RETURN               MIST RCM TECHNOLOGY          MIST LAZARD MID CAP MIST INVESCO SMALL CAP GROWTH
              INVESTMENT DIVISION               INVESTMENT DIVISION          INVESTMENT DIVISION           INVESTMENT DIVISION
------------------------------------ ------------------------------- --------------------------- --------------------------------
            2010             2009             2010             2009          2010          2009          2010             2009
------------------- ---------------- ---------------- -------------- ------------- ------------- --------------- ----------------
$     19,239,645    $  32,502,708    $  (1,609,346)   $  (1,036,390) $   (214,510) $    (50,342) $   (421,859)   $    (314,728)
       7,447,473       23,228,942       (1,369,845)      (5,709,756)   (1,666,941)   (3,827,519)     (525,750)      (1,472,153)
      27,152,115       32,277,919       32,648,128       42,629,160    12,803,005    16,677,875     7,832,883        8,624,222
------------------- ---------------- ---------------- -------------- ------------- ------------- --------------- ----------------
      53,839,233       88,009,569       29,668,937       35,883,014    10,921,554    12,800,014     6,885,274        6,837,341
------------------- ---------------- ---------------- -------------- ------------- ------------- --------------- ----------------
     175,008,002      102,896,594       12,423,409        9,801,388     4,356,820     4,251,844     2,697,542        2,926,804
     146,399,976      115,610,316        4,154,388       20,770,695     1,355,165      (727,826)   (2,972,174)       2,725,729
      (3,004,374)      (1,381,439)        (363,380)        (199,350)     (161,060)     (114,090)     (102,250)         (66,594)
     (69,566,031)     (47,177,184)      (9,023,144)      (5,066,442)   (4,142,484)   (2,834,473)   (2,505,609)      (1,576,070)
------------------- ---------------- ---------------- -------------- ------------- ------------- --------------- ----------------
     248,837,573      169,948,287        7,191,273       25,306,291     1,408,441       575,455    (2,882,491)       4,009,869
------------------- ---------------- ---------------- -------------- ------------- ------------- --------------- ----------------
     302,676,806      257,957,856       36,860,210       61,189,305    12,329,995    13,375,469     4,002,783       10,847,210
     745,981,638      488,023,782      114,450,499       53,261,194    49,807,030    36,431,561    30,768,907       19,921,697
------------------- ---------------- ---------------- -------------- ------------- ------------- --------------- ----------------
$  1,048,658,444    $ 745,981,638    $ 151,310,709    $ 114,450,499  $ 62,137,025  $ 49,807,030  $ 34,771,690    $  30,768,907
=================== ================ ================ ============== ============= ============= =============== ================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

                                                                                  MIST OPPENHEIMER MIST LEGG MASON CLEARBRIDGE
                                    MIST HARRIS OAKMARK INTERNATIONAL         CAPITAL APPRECIATION           AGGRESSIVE GROWTH
                                                  INVESTMENT DIVISION          INVESTMENT DIVISION         INVESTMENT DIVISION
                                    ---------------------------------- --------------------------- ------------------------------
                                               2010              2009          2010          2009          2010           2009
                                    ------------------ --------------- ------------- ------------- --------------- --------------
INCREASE (DECREASE) IN
  NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)      $     2,087,253    $   13,206,089   $  (361,767) $   (364,705) $   (294,997)   $  (213,747)
  Net realized gains (losses)            (5,609,524)      (13,872,934)     (793,451)   (2,231,334)     (768,247)    (1,601,836)
  Change in net unrealized gains
     (losses) on investments             54,709,202        93,466,520     4,872,565    12,376,850     6,050,147      6,788,291
                                    ------------------ --------------- ------------- ------------- --------------- --------------
     Net increase (decrease)
       in net assets resulting
       from operations                   51,186,931        92,799,675     3,717,347     9,780,811     4,986,903      4,972,708
                                    ------------------ --------------- ------------- ------------- --------------- --------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners                55,684,656        30,553,700     8,087,873     6,208,951     3,827,190      2,155,100
  Net transfers (including
     fixed account)                      35,509,224        26,499,665     1,727,499     4,122,671     1,887,423       (374,129)
  Contract charges                       (1,081,941)         (603,623)     (173,446)      (91,216)      (57,854)       (32,852)
  Transfers for contract benefits
     and terminations                   (23,962,616)      (13,767,842)   (2,360,479)   (1,635,162)   (1,916,298)    (1,286,520)
                                    ------------------ --------------- ------------- ------------- --------------- --------------
     Net increase (decrease)
       in net assets resulting from
       capital transactions              66,149,323        42,681,900     7,281,447     8,605,244     3,740,461        461,599
                                    ------------------ --------------- ------------- ------------- --------------- --------------
     Net increase (decrease)
       in net assets                    117,336,254       135,481,575    10,998,794    18,386,055     8,727,364      5,434,307
NET ASSETS:
  Beginning of year                     304,862,337       169,380,762    38,120,403    19,734,348    21,068,292     15,633,985
                                    ------------------ --------------- ------------- ------------- --------------- --------------
  End of year                       $   422,198,591    $  304,862,337  $ 49,119,197  $ 38,120,403  $ 29,795,656    $21,068,292
                                    ================== =============== ============= ============= =============== ==============

(a) Commenced on November 7, 2008 and began transactions in 2009.

(b) For the period May 4, 2009 to December 31, 2009.

(c) For the period October 15, 2009 to December 31, 2009.

(d) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

MIST THIRD AVENUE SMALL CAP VALUE    MIST CLARION GLOBAL REAL ESTATE    MIST LEGG MASON VALUE EQUITY         MIST SSGA GROWTH ETF
              INVESTMENT DIVISION                INVESTMENT DIVISION             INVESTMENT DIVISION          INVESTMENT DIVISION
------------------------------------ ---------------------------------- ------------------------------- -------------------------
          2010               2009             2010              2009            2010            2009            2010        2009
----------------- ------------------ ---------------- ----------------- --------------- --------------- ------------- -----------
$       (2,852)   $        (2,804)   $  14,192,568    $    3,233,717    $    164,030    $     41,935    $     90,051  $  (72,262)
       (40,527)           (48,124)      (7,589,978)      (18,040,091)     (1,044,166)     (3,211,469)      1,075,894     (61,526)
     1,603,706          1,578,309       22,351,529        66,807,201       2,673,355       8,675,121       7,513,340   8,773,495
----------------- ------------------ ---------------- ----------------- --------------- --------------- ------------- -----------
     1,560,327          1,527,381       28,954,119        52,000,827       1,793,219       5,505,587       8,679,285   8,639,707
----------------- ------------------ ---------------- ----------------- --------------- --------------- ------------- -----------
     1,470,460          1,391,422       16,901,719        15,437,839       4,515,982       2,796,723      11,647,734  15,361,070
      (417,843)          (166,867)      (3,125,734)       (9,118,515)      3,112,340       1,293,146      12,726,150  24,455,530
       (16,542)           (13,687)        (633,889)         (491,194)        (79,232)        (41,257)       (400,677)    (63,182)
      (319,757)          (135,181)     (15,199,403)      (10,392,599)     (1,913,606)     (1,233,705)     (3,120,829)   (572,429)
----------------- ------------------ ---------------- ----------------- --------------- --------------- ------------- -----------
       716,318          1,075,687       (2,057,307)       (4,564,469)      5,635,484       2,814,907      20,852,378  39,180,989
----------------- ------------------ ---------------- ----------------- --------------- --------------- ------------- -----------
     2,276,645          2,603,068       26,896,812        47,436,358       7,428,703       8,320,494      29,531,663  47,820,696
     7,743,513          5,140,445      201,669,413       154,233,055      22,707,490      14,386,996      54,665,570   6,844,874
----------------- ------------------ ---------------- ----------------- --------------- --------------- ------------- -----------
$   10,020,158    $     7,743,513    $ 228,566,225    $  201,669,413    $ 30,136,193    $ 22,707,490    $ 84,197,233  $54,665,570
================= ================== ================ ================= =============== =============== ============= ===========

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

                                                                                 MIST PIMCO INFLATION
                                     MIST SSGA GROWTH AND INCOME ETF                   PROTECTED BOND            MIST JANUS FORTY
                                                 INVESTMENT DIVISION              INVESTMENT DIVISION         INVESTMENT DIVISION
                                    ----------------------------------- ----------------------------- ---------------------------
                                               2010             2009             2010           2009           2010         2009
                                    ------------------ ---------------- -------------- -------------- -------------- ------------
INCREASE (DECREASE) IN
  NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)      $      (708,755)   $    (209,011)   $   3,827,409   $  4,847,737   $    991,065  $ (2,848,228)
  Net realized gains (losses)               116,700         (131,935)      10,472,904       (852,318)    (2,325,421)   (4,845,413)
  Change in net unrealized gains
     (losses) on investments             46,487,224       18,801,405        8,009,393     31,700,720     29,106,518    80,966,696
                                    ------------------ ---------------- -------------- -------------- -------------- ------------
     Net increase (decrease)
       in net assets resulting
       from operations                   45,895,169       18,460,459       22,309,706     35,696,139     27,772,162    73,273,055
                                    ------------------ ---------------- -------------- -------------- -------------- ------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners               208,565,140       78,074,090       83,479,725     54,912,299     63,143,370    53,894,524
  Net transfers (including
     fixed account)                     153,589,461       78,904,363       66,372,663     62,355,417        155,142    52,919,731
  Contract charges                       (1,980,810)        (176,935)      (1,630,995)      (739,270)    (1,435,148)     (736,624)
  Transfers for contract benefits
     and terminations                    (9,273,469)      (1,434,132)     (25,281,140)   (15,585,833)   (18,120,161)  (10,019,802)
                                    ------------------ ---------------- -------------- -------------- -------------- ------------
     Net increase (decrease)
       in net assets resulting from
       capital transactions             350,900,322      155,367,386      122,940,253    100,942,613     43,743,203    96,057,829
                                    ------------------ ---------------- -------------- -------------- -------------- ------------
     Net increase (decrease)
       in net assets                    396,795,491      173,827,845      145,249,959    136,638,752     71,515,365   169,330,884
NET ASSETS:
  Beginning of year                     182,595,296        8,767,451      322,661,010    186,022,258    309,364,810   140,033,926
                                    ------------------ ---------------- -------------- -------------- -------------- ------------
  End of year                       $   579,390,787    $ 182,595,296    $ 467,910,969  $ 322,661,010  $ 380,880,175  $309,364,810
                                    ================== ================ ============== ============== ============== ============

(a) Commenced on November 7, 2008 and began transactions in 2009.

(b) For the period May 4, 2009 to December 31, 2009.

(c) For the period October 15, 2009 to December 31, 2009.

(d) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

                                                                                                           MIST AMERICAN FUNDS
   MIST BLACKROCK LARGE CAP CORE                      VARIABLE B                    VARIABLE C             BALANCED ALLOCATION
             INVESTMENT DIVISION             INVESTMENT DIVISION           INVESTMENT DIVISION             INVESTMENT DIVISION
----------------------------------- ------------------------------- ----------------------------- -------------------------------
           2010             2009            2010            2009           2010           2009             2010           2009
------------------ ---------------- --------------- --------------- -------------- -------------- ---------------- --------------
$       967,145    $   2,442,829    $     64,184    $    106,053    $    12,167    $    14,361    $  (1,062,193)   $ (1,897,602)
    (26,973,460)     (44,987,183)       (894,860)     (1,250,818)       (33,576)      (208,847)         531,199        (402,420)
     93,404,052      139,465,150       2,364,194       3,651,500        140,629        358,311       47,023,020      40,665,645
------------------ ---------------- --------------- --------------- -------------- -------------- ---------------- --------------
     67,397,737       96,920,796       1,533,518       2,506,735        119,220        163,825       46,492,026      38,365,623
------------------ ---------------- --------------- --------------- -------------- -------------- ---------------- --------------
     25,719,963       23,140,190           1,973           1,794             --             --      170,955,523     110,245,829
    (15,767,951)     (22,547,852)             --              --             --             --       67,661,263      62,442,288
       (293,926)        (173,590)             --              --             --             --       (2,349,575)       (601,243)
    (58,835,691)     (47,802,262)     (2,348,069)     (2,218,161)       (71,527)      (310,447)     (11,991,536)     (5,112,682)
------------------ ---------------- --------------- --------------- -------------- -------------- ---------------- --------------
    (49,177,605)     (47,383,514)     (2,346,096)     (2,216,367)       (71,527)      (310,447)     224,275,675     166,974,192
------------------ ---------------- --------------- --------------- -------------- -------------- ---------------- --------------
     18,220,132       49,537,282        (812,578)        290,368         47,693       (146,622)     270,767,701     205,339,815
    639,219,543      589,682,261      15,078,294      14,787,926      1,044,718      1,191,340      269,080,901      63,741,086
------------------ ---------------- --------------- --------------- -------------- -------------- ---------------- --------------
$   657,439,675    $ 639,219,543    $ 14,265,716    $ 15,078,294    $ 1,092,411    $ 1,044,718    $ 539,848,602    $ 269,080,901
================== ================ =============== =============== ============== ============== ================ ==============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

                                                 MIST AMERICAN FUNDS                                           MIST AMERICAN FUNDS
                                                   GROWTH ALLOCATION       MIST AMERICAN FUNDS GROWTH          MODERATE ALLOCATION
                                                 INVESTMENT DIVISION              INVESTMENT DIVISION          INVESTMENT DIVISION
                                    ----------------------------------- ------------------------------ ---------------------------
                                               2010             2009             2010         2009 (a)          2010         2009
                                    ------------------ ---------------- ---------------- ------------- -------------- ------------
INCREASE (DECREASE) IN
  NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)     $     (1,259,542)   $  (2,562,417)   $  (1,322,970)   $  (265,677)  $     761,836   $(3,299,168)
  Net realized gains (losses)             2,901,779          231,324           22,594              14        774,379      (100,829)
  Change in net unrealized gains
     (losses) on investments             33,173,352       63,675,843       26,881,903       7,000,295     52,534,878    58,690,180
                                    ------------------ ---------------- ---------------- ------------- -------------- ------------
     Net increase (decrease)
       in net assets resulting
       from operations                   34,815,589       61,344,750       25,581,527       6,734,632     54,071,093    55,290,183
                                    ------------------ ---------------- ---------------- ------------- -------------- ------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners                25,149,812       60,500,983       78,568,522      43,621,474    205,176,066   147,047,633
  Net transfers (including
     fixed account)                      10,819,336       61,786,117       35,988,154      14,721,162     99,670,190   121,843,010
  Contract charges                       (2,162,316)      (1,216,456)        (692,168)             --     (3,948,995)   (1,269,523)
  Transfers for contract benefits
     and terminations                   (12,814,680)      (4,876,752)      (3,129,572)       (201,254)   (23,518,435)   (8,491,061)
                                    ------------------ ---------------- ---------------- ------------- -------------- ------------
     Net increase (decrease)
       in net assets resulting from
       capital transactions              20,992,152      116,193,892      110,734,936      58,141,382    277,378,826   259,130,059
                                    ------------------ ---------------- ---------------- ------------- -------------- ------------
     Net increase (decrease)
       in net assets                     55,807,741      177,538,642      136,316,463      64,876,014    331,449,919   314,420,242
NET ASSETS:
  Beginning of year                     276,545,341       99,006,699       64,876,014              --    431,332,093   116,911,851
                                    ------------------ ---------------- ---------------- ------------- -------------- ------------
  End of year                       $   332,353,082    $ 276,545,341    $ 201,192,477    $  64,876,014 $  762,782,012 $431,332,093
                                    ================== ================ ================ ============= ============== ============

(a) Commenced on November 7, 2008 and began transactions in 2009.

(b) For the period May 4, 2009 to December 31, 2009.

(c) For the period October 15, 2009 to December 31, 2009.

(d) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

      MIST AMERICAN FUNDS BOND      MIST MET/TEMPLETON GROWTH    MIST MET/FRANKLIN INCOME       MIST MET/FRANKLIN MUTUAL SHARES
           INVESTMENT DIVISION            INVESTMENT DIVISION         INVESTMENT DIVISION                   INVESTMENT DIVISION
--------------------------------- ------------------------------ ------------------------------ -------------------------------
          2010         2009 (a)           2010           2009            2010        2009                 2010          2009
------------------ --------------- --------------- -------------- --------------- ------------- ----------------- -------------
$       89,819    $    (73,532)   $    (36,150)   $   (68,747)    $   955,014     $   (217,160)   $   (335,924)   $ (134,457)
        74,511           2,321         175,521         70,236         420,886           20,230         377,198        25,384
     1,153,467         457,696       1,090,653      1,775,371       2,943,481        4,472,066       2,897,278     3,013,859
------------------ --------------- --------------- -------------- --------------- ------------- ----------------- -------------
     1,317,797         386,485       1,230,024      1,776,860       4,319,381        4,275,136       2,938,552     2,904,786
------------------ --------------- --------------- -------------- --------------- ------------- ----------------- -------------
    26,050,303      13,771,148       4,277,271      3,057,181      13,700,406        6,804,077       8,942,107     5,302,206
    16,191,510       5,608,652       3,229,863      2,827,470      13,511,076        8,585,239      10,306,906     5,604,534
      (240,968)             --         (63,960)       (14,763)       (174,850)         (58,746)       (132,335)      (33,381)
    (1,128,653)        (61,981)       (630,556)      (223,248)     (2,500,295)        (931,883)     (1,180,859)     (551,744)
------------------ --------------- --------------- -------------- --------------- ------------- ----------------- -------------
    40,872,192      19,317,819       6,812,618      5,646,640      24,536,337       14,398,688      17,935,819    10,321,615
------------------ --------------- --------------- -------------- --------------- ------------- ----------------- -------------
    42,189,989      19,704,304       8,042,642      7,423,500      28,855,718       18,673,824      20,874,371    13,226,401
    19,704,304              --       9,591,357      2,167,857      27,160,816        8,486,992      17,828,821     4,602,420
------------------ --------------- --------------- -------------- --------------- ------------- ----------------- -------------
$   61,894,293    $ 19,704,304    $ 17,633,999    $ 9,591,357    $ 56,016,534    $  27,160,816    $ 38,703,192    $17,828,821
================= =============== =============== ============== =============== ============== ================= =============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

                                       MIST MET/FRANKLIN TEMPLETON                                       MIST MET/TEMPLETON
                                                 FOUNDING STRATEGY    MIST DREMAN SMALL CAP VALUE        INTERNATIONAL BOND
                                               INVESTMENT DIVISION            INVESTMENT DIVISION       INVESTMENT DIVISION
                                    --------------------------------- ------------------------------ -------------------------
                                              2010            2009           2010         2009 (a)          2010    2009 (b)
                                    ----------------- --------------- -------------- --------------- -------------- ----------
INCREASE (DECREASE) IN
  NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)      $     (703,986)   $   (463,119)   $   (40,346)   $    (10,620)   $   (17,673)    $(1,811)
  Net realized gains (losses)              921,374         179,768         14,535           4,436          7,683         275
  Change in net unrealized gains
     (losses) on investments             4,426,690      10,412,976      1,281,581         388,081        224,095      18,908
                                    ----------------- --------------- -------------- --------------- -------------- ----------
     Net increase (decrease)
       in net assets resulting
       from operations                   4,644,078      10,129,625      1,255,770         381,897        214,105      17,372
                                    ----------------- --------------- -------------- --------------- -------------- ----------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners                4,947,679       8,971,398      3,729,955       2,079,673      2,536,123     502,955
  Net transfers (including
     fixed account)                      3,308,459      13,000,647      1,930,885         533,770      1,056,202     182,529
  Contract charges                        (376,898)       (225,087)       (31,258)             --         (9,239)         --
  Transfers for contract benefits
     and terminations                   (2,619,175)     (1,350,891)      (155,301)         (2,506)       (53,636)     (3,545)
                                    ----------------- --------------- -------------- --------------- -------------- ----------
     Net increase (decrease)
       in net assets resulting from
       capital transactions              5,260,065      20,396,067      5,474,281       2,610,937      3,529,450     681,939
                                    ----------------- --------------- -------------- --------------- -------------- ----------
     Net increase (decrease)
       in net assets                     9,904,143      30,525,692      6,730,051       2,992,834      3,743,555     699,311
NET ASSETS:
  Beginning of year                     50,292,640      19,766,948      2,992,834              --        699,311         --
                                    ----------------- --------------- -------------- --------------- -------------- ----------
  End of year                       $   60,196,783    $ 50,292,640    $ 9,722,885    $  2,992,834    $ 4,442,866    $699,311
                                    ================= =============== ============== =============== ============== ==========

(a) Commenced on November 7, 2008 and began transactions in 2009.

(b) For the period May 4, 2009 to December 31, 2009.

(c) For the period October 15, 2009 to December 31, 2009.

(d) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

                                                                                                              MIST      MIST MET/
                                                                                                    MORGAN STANLEY    EATON VANCE
                                                       MIST MFS                                     MID CAP GROWTH  FLOATING RATE
MIST LOOMIS SAYLES GLOBAL MARKETS       EMERGING MARKETS EQUITY  MIST PIONEER STRATEGIC INCOME          INVESTMENT     INVESTMENT
              INVESTMENT DIVISION           INVESTMENT DIVISION            INVESTMENT DIVISION            DIVISION       DIVISION
---------------------------------- ---------------------------- -------------------------------- ----------------- --------------
          2010            2009 (a)         2010        2009 (a)         2010          2009 (a)          2010 (d)         2010 (d)
----------------- ---------------- --------------- ------------ --------------- ---------------- ----------------- --------------
$       57,888    $        (8,566) $    (82,237)   $   (30,559) $    423,364    $     (14,528)     $ (2,781,061)   $       (3,900)
       108,798              4,181        58,220         46,359        41,477            1,300           363,970               568
     1,236,521            257,599     5,002,134      1,189,425     1,280,668          412,399        59,763,903            27,564
----------------- ---------------- --------------- ------------ --------------- ---------------- ----------------- --------------
     1,403,207            253,214     4,978,117      1,205,225     1,745,509          399,171        57,346,812            24,232
----------------- ---------------- --------------- ------------ --------------- ---------------- ----------------- --------------
     4,976,265          2,009,307    13,602,873      6,497,469    16,184,763        4,706,871        11,345,607           891,252
     4,182,111            802,491     5,410,332      1,872,180     9,246,979        2,352,820       339,607,206           405,511
       (38,857)                --      (106,857)            --       (81,633)              --          (190,863)            (290)
      (155,556)           (39,122)     (434,390)       (27,207)     (404,068)         (31,945)      (21,249,880)         (14,591)
----------------- ---------------- --------------- ------------ --------------- ---------------- ----------------- --------------
     8,963,963          2,772,676    18,471,958      8,342,442    24,946,041        7,027,746       329,512,070         1,281,882
----------------- ---------------- --------------- ------------ --------------- ---------------- ----------------- --------------
    10,367,170          3,025,890    23,450,075      9,547,667    26,691,550        7,426,917       386,858,882         1,306,114
     3,025,890                 --     9,547,667             --     7,426,917               --                --                --
----------------- ---------------- --------------- ------------ --------------- ---------------- ----------------- --------------
$   13,393,060    $     3,025,890  $ 32,997,742    $ 9,547,667  $ 34,118,467    $   7,426,917     $ 386,858,882    $    1,306,114
================= ================ =============== ============ =============== ================ ================= ===============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

                                                                                                                   AMERICAN FUNDS
                                               AMERICAN FUNDS GROWTH     AMERICAN FUNDS GROWTH-INCOME GLOBAL SMALL CAPITALIZATION
                                                 INVESTMENT DIVISION              INVESTMENT DIVISION         INVESTMENT DIVISION
                                    ----------------------------------- ----------------------------- ---------------------------
                                               2010             2009             2010           2009           2010         2009
                                    ------------------ ---------------- -------------- -------------- -------------- ------------
INCREASE (DECREASE) IN
  NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)      $    (7,611,597)   $  (6,906,304)   $     343,863   $  1,070,101   $  1,499,951   $(4,748,344)
  Net realized gains (losses)            (7,968,450)     (23,827,315)      (3,955,205)   (13,511,260)    (6,774,900)  (22,105,780)
  Change in net unrealized gains
     (losses) on investments            178,079,413      309,212,310       69,327,843    160,509,006    112,995,770   212,375,648
                                    ------------------ ---------------- -------------- -------------- -------------- ------------
     Net increase (decrease)
       in net assets resulting
       from operations                  162,499,366      278,478,691       65,716,501    148,067,847    107,720,821   185,521,524
                                    ------------------ ---------------- -------------- -------------- -------------- ------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners                41,944,806       58,204,596       62,316,340     49,769,676     51,991,152    43,902,177
  Net transfers (including
     fixed account)                     (36,480,164)      (8,881,832)       4,606,572       (907,252)    (8,532,736)   11,970,671
  Contract charges                       (2,634,566)      (2,310,800)      (1,694,645)    (1,260,709)    (1,562,744)   (1,094,614)
  Transfers for contract benefits
     and terminations                   (81,281,863)     (57,281,692)     (57,078,012)   (41,775,433)   (39,865,225)  (27,168,062)
                                    ------------------ ---------------- -------------- -------------- -------------- ------------
     Net increase (decrease)
       in net assets resulting from
       capital transactions             (78,451,787)     (10,269,728)       8,150,255      5,826,282      2,030,447    27,610,172
                                    ------------------ ---------------- -------------- -------------- -------------- ------------
     Net increase (decrease)
       in net assets                     84,047,579      268,208,963       73,866,756    153,894,129    109,751,268   213,131,696
NET ASSETS:
  Beginning of year                   1,020,275,073      752,066,110      664,724,752    510,830,623    528,416,498   315,284,802
                                    ------------------ ---------------- -------------- -------------- -------------- ------------
  End of year                        $1,104,322,652    $1,020,275,073   $ 738,591,508  $ 664,724,752  $  638,167,766 $528,416,498
                                    ================== ================ ============== ============== ============== ============

(a) Commenced on November 7, 2008 and began transactions in 2009.

(b) For the period May 4, 2009 to December 31, 2009.

(c) For the period October 15, 2009 to December 31, 2009.

(d) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

           AMERICAN FUNDS BOND
           INVESTMENT DIVISION
---------------------------------
           2010           2009
------------------ --------------
$     2,130,045    $  2,345,950
       (844,224)     (2,232,127)
      5,723,309      13,602,392
------------------ --------------
      7,009,130      13,716,215
------------------ --------------
      5,134,778       9,012,454
        287,661       6,950,953
       (453,986)       (375,912)
    (13,324,544)    (10,203,406)
------------------ --------------
     (8,356,091)      5,384,089
------------------ --------------
     (1,346,961)     19,100,304
    146,076,081     126,975,777
------------------ --------------
$   144,729,120    $146,076,081
================== ==============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

Metropolitan Life Separate Account E (the "Separate Account"), a separate account of Metropolitan Life Insurance Company (the "Company"), was established by the Company's Board of Directors on September 27, 1983 to support operations of the Company with respect to certain variable annuity contracts (the "Contracts"). The Company is a direct wholly-owned subsidiary of MetLife, Inc., a Delaware corporation. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with the regulations of the New York State Insurance Department.

On November 9, 2009, the Company combined The New England Variable Account, which is another separate account of the Company, with and into the Separate Account (the "Combination"). Since this was a transaction among entities under common control, it was accounted for in a manner similar to a pooling of interests and reflected in the financial statements and financial highlights as of the earliest period presented. The Combination was a tax-free transaction and there were no changes in the Company's obligations or the rights and benefits of any contract owners under the Contracts of each separate account pre or post Combination. Each Investment Division of The New England Variable Account has been combined with the Investment Divisions of the Separate Account.

The Separate Account is divided into Investment Divisions, each of which is treated as an individual accounting entity for financial reporting purposes. Each Investment Division invests in shares of the corresponding portfolio, series, or fund (with the same name) of registered investment management companies (the "Trusts"), which are presented below:

Metropolitan Series Fund, Inc. ("MSF")*
Fidelity Variable Insurance Products ("Fidelity VIP")
Calvert Variable Series, Inc. ("Calvert")
Met Investors Series Trust ("MIST")*
American Funds Insurance Series ("American Funds")

*See Note 5 for discussion of additional information on related party transactions.

The assets of each of the Investment Divisions of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Contracts is not chargeable with liabilities arising out of any other business the Company may conduct.

2. LIST OF INVESTMENT DIVISIONS

A. Purchase payments, less any applicable charges, applied to the Separate Account are invested in one or more Investment Divisions in accordance with the selection made by the contract owner. The following Investment Divisions had net assets as of December 31, 2010:

MSF BlackRock Diversified Investment Division*
MSF BlackRock Aggressive Growth Investment Division*
MSF MetLife Stock Index Investment Division*
MSF Artio International Stock Investment Division*
MSF T. Rowe Price Small Cap Growth Investment Division*
MSF Oppenheimer Global Equity Investment Division*
MSF MFS Value Investment Division*
MSF Neuberger Berman Mid Cap Value Investment Division*
MSF T. Rowe Price Large Cap Growth Investment Division*
MSF Barclays Capital Aggregate Bond Index Investment Division*
MSF Morgan Stanley EAFE Index Investment Division*
MSF Russell 2000 Index Investment Division*
MSF Jennison Growth Investment Division*
MSF Neuberger Berman Genesis Investment Division*
MSF MetLife Mid Cap Stock Index Investment Division*
MSF Loomis Sayles Small Cap Growth Investment Division*
MSF BlackRock Large Cap Value Investment Division*
MSF BlackRock Bond Income Investment Division*
MSF BlackRock Money Market Investment Division*
MSF Davis Venture Value Investment Division*

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

2. LIST OF INVESTMENT DIVISIONS -- (CONTINUED)

MSF Loomis Sayles Small Cap Core Investment Division*
MSF Met/Artisan Mid Cap Value Investment Division*
MSF Western Asset Management Strategic Bond
 Opportunities Investment Division*
MSF Western Asset Management U.S. Government Investment Division* MSF FI Value Leaders Investment Division*
MSF MFS Total Return Investment Division*
MSF BlackRock Legacy Large Cap Growth Investment Division*
MSF MetLife Conservative Allocation Investment Division*
MSF MetLife Conservative to Moderate Allocation Investment Division* MSF MetLife Moderate Allocation Investment Division*
MSF MetLife Moderate to Aggressive Allocation Investment Division* MSF MetLife Aggressive Allocation Investment Division*
MSF Met/Dimensional International Small Company Investment Division MSF Van Eck Global Natural Resources Investment Division
MSF Zenith Equity Investment Division
Fidelity VIP Money Market Investment Division*
Fidelity VIP Equity-Income Investment Division
Fidelity VIP Growth Investment Division
Fidelity VIP Investment Grade Bond Investment Division
Fidelity VIP FundsManager 60% Investment Division
Calvert VP SRI Balanced Investment Division
Calvert VP SRI Mid Cap Growth Investment Division
MIST Lord Abbett Bond Debenture Investment Division*
MIST MFS Research International Investment Division*
MIST T. Rowe Price Mid Cap Growth Investment Division*
MIST PIMCO Total Return Investment Division*
MIST RCM Technology Investment Division*
MIST Lazard Mid Cap Investment Division*
MIST Invesco Small Cap Growth Investment Division*
MIST Harris Oakmark International Investment Division*
MIST Oppenheimer Capital Appreciation Investment Division*
MIST Legg Mason ClearBridge Aggressive Growth Investment Division* MIST Third Avenue Small Cap Value Investment Division
MIST Clarion Global Real Estate Investment Division*
MIST Legg Mason Value Equity Investment Division*
MIST SSgA Growth ETF Investment Division*
MIST SSgA Growth and Income ETF Investment Division*
MIST PIMCO Inflation Protected Bond Investment Division*
MIST Janus Forty Investment Division*
MIST BlackRock Large Cap Core Investment Division*
Variable B Investment Division (a)
Variable C Investment Division (a)
MIST American Funds Balanced Allocation Investment Division*
MIST American Funds Growth Allocation Investment Division*
MIST American Funds Growth Investment Division
MIST American Funds Moderate Allocation Investment Division*
MIST American Funds Bond Investment Division
MIST Met/Templeton Growth Investment Division
MIST Met/Franklin Income Investment Division
MIST Met/Franklin Mutual Shares Investment Division
MIST Met/Franklin Templeton Founding Strategy Investment Division MIST Dreman Small Cap Value Investment Division
MIST Met/Templeton International Bond Investment Division
MIST Loomis Sayles Global Markets Investment Division
MIST MFS Emerging Markets Equity Investment Division
MIST Pioneer Strategic Income Investment Division
MIST Morgan Stanley Mid Cap Growth Investment Division*(b)
MIST Met/Eaton Vance Floating Rate Investment Division (b)
American Funds Growth Investment Division
American Funds Growth-Income Investment Division
American Funds Global Small Capitalization Investment Division American Funds Bond Investment Division

(a) Variable B Investment Division and Variable C Investment Division only invest in the BlackRock Large Cap Core Portfolio.

(b) This Investment Division began operations during the year ended December 31, 2010.

* This Investment Division invests in two or more share classes within the underlying portfolio, series, or fund of the Trusts that may assess 12b-1 fees.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

2. LIST OF INVESTMENT DIVISIONS -- (CONCLUDED)

B. The following Investment Division had no net assets as of December 31, 2010:
Variable D Investment Division

3. PORTFOLIO CHANGES

The following Investment Division ceased operations during the year ended December 31, 2010:

MSF FI Mid Cap Opportunities Investment Division

The operations of the Investment Divisions were affected by the following changes that occurred during the year ended December 31, 2010:

NAME CHANGES:

FORMER NAME                                  NEW NAME
-------------------------------------------- -----------------------------------------------
(MSF) BlackRock Strategic Value Portfolio    (MSF) Neuberger Berman Genesis Portfolio
(Calvert) Social Balanced Portfolio          (Calvert) VP SRI Balanced Portfolio
(Calvert) Social Mid Cap Growth Portfolio    (Calvert) VP SRI Mid Cap Growth Portfolio
(MIST) Met/AIM Small Cap Growth Portfolio    (MIST) Invesco Small Cap Growth Portfolio
(MIST) Legg Mason Partners Aggressive Growth (MIST) Legg Mason ClearBridge Aggressive Growth
  Portfolio                                    Portfolio

MERGER:

FORMER PORTFOLIO                             NEW PORTFOLIO
-------------------------------------------- -----------------------------------------------
(MSF) FI Mid Cap Opportunities Portfolio     (MIST) Morgan Stanley Mid Cap Growth Portfolio

4. SIGNIFICANT ACCOUNTING POLICIES

BASIS OF ACCOUNTING
The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") applicable for variable annuity separate accounts registered as unit investment trusts.

SECURITY TRANSACTIONS
Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

SECURITY VALUATION
The Investment Divisions' investment in shares of the portfolio, series or fund of the Trusts is valued at fair value based on the closing net asset value ("NAV") or price per share as determined by the Trusts as of the end of the year. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Investment Divisions.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

4. SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

SECURITY VALUATION -- (CONTINUED)
The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Separate Account prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Separate Account has categorized its assets based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets (Level 1) and the lowest priority to unobservable inputs (Level 3). An asset's classification within the fair value hierarchy is based on the lowest level of significant input to its valuation. The input levels are as follows:

Level 1 Unadjusted quoted prices in active markets for identical assets.
Level 2 Quoted prices in markets that are not active or inputs that are observable either directly or indirectly.
Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets.

Each Investment Division invests in shares of open-end mutual funds which calculate a daily NAV based on the value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their quoted daily NAV as reported by the Trusts at the close of each business day. On that basis, the inputs used to value all shares held by the Separate Account, which are measured at fair value on a recurring basis, are classified as Level 2.

FEDERAL INCOME TAXES
The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Contracts. Accordingly, no charge is being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

ANNUITY PAYOUTS
Net assets allocated to Contracts in the payout period are computed according to industry standard mortality tables. The assumed investment return is 4.0%. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Separate Account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

PURCHASE PAYMENTS
Purchase payments received from contract owners by the Company are credited as accumulation units as of the end of the valuation period in which received, as provided in the prospectus, and are reported as contract transactions on the statements of changes in net assets of the applicable Investment Divisions.

NET TRANSFERS
Funds transferred by the contract owner into or out of the Investment Divisions within the Separate Account or into and out of the fixed account (an investment option in the Company's general account) are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Investment Divisions.

USE OF ESTIMATES
The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

4. SIGNIFICANT ACCOUNTING POLICIES -- (CONCLUDED)

ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS
Effective January 1, 2010, the Separate Account adopted new guidance that requires new disclosures about significant transfers in and/or out of Levels 1 and 2 of the fair value hierarchy and activity in Level 3. In addition, this guidance provides clarification of existing disclosure requirements about the level of disaggregation and inputs and valuation techniques. The adoption of this guidance did not have an impact on the Separate Account's financial statements.

Effective December 31, 2009, the Separate Account adopted new guidance on: (i) measuring the fair value of investments in certain entities that calculate a NAV per share; (ii) how investments within its scope would be classified in the fair value hierarchy; and (iii) enhanced disclosure requirements about the nature and risks of investments measured at fair value on a recurring or non-recurring basis. As a result, the Separate Account classified all of its investments, which utilize a NAV to measure fair value, as Level 2 in the fair value hierarchy.

Effective April 1, 2009, the Separate Account adopted prospectively new guidance, which establishes general standards for accounting and disclosures of events that occur subsequent to the statements of assets and liabilities date but before financial statements are issued as revised in February 2010. The Separate Account has provided the required disclosures, if any, in its financial statements.

5. EXPENSES AND RELATED PARTY TRANSACTIONS

The following annual Separate Account charges paid to the Company are asset-based charges and assessed through a daily reduction in unit values, which are recorded as expenses in the accompanying statements of operations of the applicable Investment Divisions:

MORTALITY AND EXPENSE RISK -- The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed the risk that expenses incurred in issuing and administering the Contracts will exceed the amounts realized from the administrative charges assessed against the Contracts. In addition, the charge compensates the Company for the risk that the investor may live longer than estimated and the Company would be obligated to pay more in income payments than anticipated.

ADMINISTRATIVE -- The Company has responsibility for the administration of the Contracts and the Separate Account. Generally, the administrative charge is related to the maintenance, including distribution, of each contract and the Separate Account.

EARNINGS PRESERVATION BENEFIT -- For an additional charge, the Company will provide this additional death benefit.

ENHANCED STEPPED-UP PROVISION -- For an additional charge, the total death benefit payable may be increased based on the greater of the account balance or highest annual contract anniversary value in the contract or the greater of the account balance, annual increase amount or highest annual contract anniversary value in the contract.

GUARANTEED WITHDRAWAL BENEFIT FOR LIFE -- For a charge that includes the Mortality and Expense Risk charge and a guaranteed withdrawal benefit, the Company will guarantee the periodic return on the investment for life of a single annuitant or joint annuitants.

Mortality and Expense Risk             0.00% - 2.05%
Administrative                         0.20% - 0.50%
Earnings Preservation Benefit          0.25%
Enhanced Stepped-Up Provision          0.10% - 0.35%
Guaranteed Withdrawal Benefit for Life 1.90% - 2.05%

The above referenced charges may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular contract. The range of the effective rates disclosed above excludes any waivers granted to certain Divisions.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

5. EXPENSES AND RELATED PARTY TRANSACTIONS -- (CONTINUED)

The following optional rider charges paid to the Company are charged at each contract anniversary date through the redemption of unit values, which are recorded as contract charges in the accompanying statements of changes in net assets of the applicable Investment Divisions:

GUARANTEED MINIMUM ACCUMULATION BENEFIT -- For an additional charge, the Company will guarantee that the contract value will not be less than a guaranteed minimum amount at the end of a specified number of years.

LIFETIME WITHDRAWAL GUARANTEE -- For an additional charge, the Company will guarantee the periodic return on the investment for life.

GUARANTEED WITHDRAWAL BENEFIT -- For an additional charge, the Company will guarantee the periodic return on the investment.

GUARANTEED MINIMUM INCOME BENEFIT -- For an additional charge, the Company will guarantee a minimum payment regardless of market conditions.

ENHANCED DEATH BENEFIT -- For an additional charge, the amount of the death benefit will be the greater of the account value or the death benefit base.

The table below represents the range of effective annual rates for each respective charge for the year ended December 31, 2010:

Guaranteed Minimum Accumulation Benefit         0.75%
Lifetime Withdrawal Guarantee           0.50% - 1.80%
Guaranteed Withdrawal Benefit           0.50% - 1.00%
Guaranteed Minimum Income Benefit       0.35% - 1.50%
Enhanced Death Benefit                  0.60% - 1.50%

The above referenced charges may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular contract.

A contract administrative charge which ranges from $15 to $30 is assessed on an annual basis for Contracts, which may be waived, if the Contract reaches a certain asset size or under certain circumstances. In addition, the Contracts impose a surrender charge which ranges from 0% to 10%, if the contract is partially or fully surrendered within the specified surrender charge period. These charges are paid to the Company, assessed through the redemption of units, and recorded as contract charges in the accompanying statements of changes in net assets of the applicable Investment Divisions.

Certain investments in the various portfolios of the MIST and MSF Trusts hold shares that are managed by MetLife Advisers, LLC, which acts in the capacity of investment advisor and is an indirect affiliate of the Company. On May 1, 2009, Met Investors Advisory, LLC, an indirect affiliate of the Company and previous manager of the MIST Trust, merged into MetLife Advisors, LLC.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. STATEMENTS OF INVESTMENTS

                                                                                              FOR THE YEAR ENDED
                                                            AS OF DECEMBER 31, 2010            DECEMBER 31, 2010
                                                          ------------------------- ----------------------------
                                                                                          COST OF       PROCEEDS
                                                               SHARES      COST ($) PURCHASES ($) FROM SALES ($)
                                                          ----------- ------------- ------------- --------------
MSF BlackRock Diversified Investment Division              44,768,368   730,402,151    15,921,371     94,793,318
MSF BlackRock Aggressive Growth Investment Division        18,962,144   419,647,906    17,829,948     58,265,506
MSF MetLife Stock Index Investment Division                90,038,082 2,643,128,911   183,434,503    234,945,061
MSF Artio International Stock Investment Division          19,786,285   221,795,494    12,423,334     23,116,612
MSF T.Rowe Price Small Cap Growth Investment Division      16,303,348   200,150,398    34,957,571     21,444,849
MSF Oppenheimer Global Equity Investment Division          14,494,999   196,458,698    24,111,796     19,486,467
MSF MFS Value Investment Division                          22,849,748   286,264,426    31,643,547     26,424,870
MSF Neuberger Berman Mid Cap Value Investment Division     25,392,911   464,670,781    54,581,789     43,788,535
MSF T.Rowe Price Large Cap Growth Investment Division      13,050,985   166,419,773     9,852,334     26,208,443
MSF Barclays Capital Aggregate Bond Index
  Investment Division                                      95,639,580 1,021,671,898   220,823,498     86,991,099
MSF Morgan Stanley EAFE Index Investment Division          39,103,833   451,996,437    64,797,023     35,220,478
MSF Russell 2000 Index Investment Division                 21,195,392   253,919,379    22,346,126     30,382,577
MSF Jennison Growth Investment Division                     5,633,324    59,346,489    19,923,923      6,736,322
MSF Neuberger Berman Genesis Investment Division           24,955,126   379,715,918     5,954,409     37,863,591
MSF MetLife Mid Cap Stock Index Investment Division        28,770,522   349,016,683    38,310,770     40,498,965
MSF Loomis Sayles Small Cap Growth Investment Division      4,557,830    41,376,068     3,605,598      6,745,214
MSF BlackRock Large Cap Value Investment Division          19,225,695   219,491,325    23,898,955     14,614,882
MSF BlackRock Bond Income Investment Division               4,648,721   494,019,940    85,628,960     46,042,745
MSF BlackRock Money Market Investment Division                763,998    76,399,830    33,984,673     36,066,996
MSF Davis Venture Value Investment Division                19,002,003   546,239,749    66,380,349     33,431,283
MSF Loomis Sayles Small Cap Core Investment Division          721,709   148,724,165     9,565,302     19,973,277
MSF Met/Artisan Mid Cap Value Investment Division           1,301,815   276,906,993     8,259,512     28,583,510
MSF Western Asset Management Strategic Bond Opportunities
  Investment Division                                      21,429,866   259,736,808    43,418,625     34,404,246
MSF Western Asset Management U.S. Government
  Investment Division                                      19,787,387   238,474,120    42,279,576     24,742,371
MSF FI Value Leaders Investment Division                      506,517    87,804,968     4,789,158     10,592,570
MSF MFS Total Return Investment Division                    1,100,448   149,179,484    16,657,277     17,062,465
MSF BlackRock Legacy Large Cap Growth
  Investment Division                                       5,431,958   120,301,762    28,846,386     18,659,718
MSF MetLife Conservative Allocation Investment Division    37,792,972   399,370,700   141,422,009     25,973,793
MSF MetLife Conservative to Moderate Allocation
  Investment Division                                     100,769,695 1,056,986,380   274,235,310     23,894,691
MSF MetLife Moderate Allocation Investment Division       293,038,239 3,053,532,484   875,193,406     26,299,200
MSF MetLife Moderate to Aggressive Allocation
  Investment Division                                     149,258,696 1,605,533,558    99,079,965    103,185,808
MSF MetLife Aggressive Allocation Investment Division       9,775,191   101,241,619    20,616,885     11,646,763
MSF Met/Dimensional International Small Company
  Investment Division                                         202,359     2,816,869     1,975,175        149,342
MSF Van Eck Global Natural Resources Investment Division    1,371,518    19,658,804    15,173,326        695,808
MSF Zenith Equity Investment Division                         255,530    93,967,631     2,461,558     15,835,366
Fidelity VIP Money Market Investment Division              12,251,917    12,251,922    46,164,151     49,551,658
Fidelity VIP Equity-Income Investment Division              4,818,590   108,265,780     2,983,398     11,038,725
Fidelity VIP Growth Investment Division                     2,404,068    94,475,911     1,344,711      8,022,454
Fidelity VIP Investment Grade Bond Investment Division      1,726,790    21,948,342     3,532,207      3,695,429
Fidelity VIP FundsManager 60% Investment Division          10,084,363    92,188,323    93,022,933      1,123,945
Calvert VP SRI Balanced Investment Division                30,009,840    55,470,395     2,651,529      4,058,215
Calvert VP SRI Mid Cap Growth Investment Division             371,189     8,911,484       699,563        786,219
MIST Lord Abbett Bond Debenture Investment Division        22,862,775   270,707,917    48,455,936     27,221,826
MIST MFS Research International Investment Division        25,273,528   289,527,572    30,479,167     38,866,450
MIST T. Rowe Price Mid Cap Growth Investment Division      27,806,448   222,195,137    44,586,553     23,006,209
MIST PIMCO Total Return Investment Division                85,027,212   994,243,537   323,342,483     50,662,908
MIST RCM Technology Investment Division                    31,550,661   128,534,662    33,242,412     27,661,127
MIST Lazard Mid Cap Investment Division                     5,474,658    64,462,278     8,824,952      7,630,859

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. STATEMENTS OF INVESTMENTS -- (CONTINUED)

                                                                                              FOR THE YEAR ENDED
                                                            AS OF DECEMBER 31, 2010            DECEMBER 31, 2010
                                                           ------------------------ ----------------------------
                                                                                          COST OF       PROCEEDS
                                                               SHARES      COST ($) PURCHASES ($) FROM SALES ($)
                                                           ---------- ------------- ------------- --------------
MIST Invesco Small Cap Growth Investment Division           2,494,983    30,338,207     7,125,311     10,429,775
MIST Harris Oakmark International Investment Division      30,984,765   436,446,946    95,683,300     27,447,143
MIST Oppenheimer Capital Appreciation Investment Division   8,059,489    52,005,136    11,496,319      4,576,914
MIST Legg Mason ClearBridge Aggressive Growth
  Investment Division                                       3,997,690    28,132,827     8,924,277      5,479,130
MIST Third Avenue Small Cap Value Investment Division         668,478     9,501,639     1,357,109        643,627
MIST Clarion Global Real Estate Investment Division        22,400,851   298,128,034    28,197,758     16,062,996
MIST Legg Mason Value Equity Investment Division            4,618,645    35,156,347     8,710,775      2,911,186
MIST SSgA Growth ETF Investment Division                    7,605,623    71,037,060    33,569,880     12,627,435
MIST SSgA Growth and Income ETF Investment Division        50,689,841   516,088,077   352,943,574      2,739,294
MIST PIMCO Inflation Protected Bond Investment Division    41,112,421   451,062,602   153,510,240     16,785,856
MIST Janus Forty Investment Division                        5,677,188   358,478,494    84,774,710     40,040,558
MIST BlackRock Large Cap Core Investment Division          75,684,724   801,115,145    26,614,688     74,825,186
Variable B Investment Division                              1,639,737    17,719,866       198,819      2,480,729
Variable C Investment Division                                125,565     1,359,468        19,251         78,590
MIST American Funds Balanced Allocation
  Investment Division                                      55,199,304   467,165,092   228,152,523      4,772,387
MIST American Funds Growth Allocation Investment Division  35,891,348   268,904,829    47,952,169     28,219,762
MIST American Funds Growth Investment Division             21,988,302   167,310,770   109,778,854        366,737
MIST American Funds Moderate Allocation
  Investment Division                                      76,354,625   671,457,351   286,983,684      8,843,235
MIST American Funds Bond Investment Division                6,183,299    60,283,660    43,205,623      2,243,517
MIST Met/Templeton Growth Investment Division               1,892,183    15,183,799     9,398,620      2,622,029
MIST Met/Franklin Income Investment Division                5,235,287    49,694,695    28,022,788      2,329,140
MIST Met/Franklin Mutual Shares Investment Division         4,368,417    33,802,306    18,851,165        949,835
MIST Met/Franklin Templeton Founding Strategy
  Investment Division                                       6,105,251    49,330,014    12,210,455      7,654,611
MIST Dreman Small Cap Value Investment Division               657,873     8,053,697     5,579,635        145,598
MIST Met/Templeton International Bond Investment Division     358,320     4,200,167     3,667,100        154,745
MIST Loomis Sayles Global Markets Investment Division       1,138,902    11,899,364    10,314,982      1,293,086
MIST MFS Emerging Markets Equity Investment Division        2,856,983    26,806,598    18,947,247        557,485
MIST Pioneer Strategic Income Investment Division           3,073,785    32,425,949    26,325,818        956,286
MIST Morgan Stanley Mid Cap Growth Investment Division (a) 32,677,789   327,096,581   353,012,015     26,279,404
MIST Met/Eaton Vance Floating Rate Investment Division (a)    126,591     1,278,856     1,315,041         36,753
American Funds Growth Investment Division                  20,322,492 1,048,797,067    23,581,863    109,645,426
American Funds Growth-Income Investment Division           21,564,758   744,094,756    50,924,000     42,430,675
American Funds Global Small Capitalization
  Investment Division                                      29,890,835   616,493,708    51,494,227     47,964,648
American Funds Bond Investment Division                    13,705,577   151,632,859    15,133,576     21,359,720

(a) For the period May 3, 2010 to December 31, 2010.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009:

                                          MSF BLACKROCK               MSF BLACKROCK                   MSF METLIFE
                                            DIVERSIFIED           AGGRESSIVE GROWTH                   STOCK INDEX
                                    INVESTMENT DIVISION         INVESTMENT DIVISION           INVESTMENT DIVISION
                               --------------------------- --------------------------- -----------------------------
                                     2010          2009          2010          2009           2010           2009
                               ------------- ------------- ------------- ------------- -------------- --------------
Units beginning of year        23,518,536    26,879,083    14,747,259    15,776,330     71,097,931     73,669,152
Units issued and transferred
  from other funding options      922,191     1,157,462     1,444,253     1,875,022     10,066,939     12,006,384
Units redeemed and transferred
  to other funding options     (3,574,770)   (4,518,009)   (2,600,335)   (2,904,093)   (12,147,479)   (14,577,605)
                               ------------- ------------- ------------- ------------- -------------- --------------
Units end of year              20,865,957    23,518,536    13,591,177    14,747,259     69,017,391     71,097,931
                               ============= ============= ============= ============= ============== ==============

                                                    MSF        MSF NEUBERGER BERMAN           MSF T. ROWE PRICE
                                              MFS VALUE               MID CAP VALUE            LARGE CAP GROWTH
                                    INVESTMENT DIVISION         INVESTMENT DIVISION         INVESTMENT DIVISION
                               --------------------------- --------------------------- ---------------------------
                                     2010          2009          2010          2009          2010          2009
                               ------------- ------------- ------------- ------------- ------------- -------------
Units beginning of year        22,877,144    23,729,130    20,178,988    21,460,291    14,615,966    14,856,276
Units issued and transferred
  from other funding options    4,764,399     3,966,156     5,055,127     3,837,280     1,818,424     2,719,558
Units redeemed and transferred
  to other funding options     (4,328,953)   (4,818,142)   (4,596,664)   (5,118,583)   (2,939,733)   (2,959,868)
                               ------------- ------------- ------------- ------------- ------------- -------------
Units end of year              23,312,590    22,877,144    20,637,451    20,178,988    13,494,657    14,615,966
                               ============= ============= ============= ============= ============= =============

                                           MSF JENNISON               MSF NEUBERGER                 MSF METLIFE
                                                 GROWTH              BERMAN GENESIS         MID CAP STOCK INDEX
                                    INVESTMENT DIVISION         INVESTMENT DIVISION         INVESTMENT DIVISION
                               --------------------------- --------------------------- ---------------------------
                                     2010          2009          2010          2009          2010          2009
                               ------------- ------------- ------------- ------------- ------------- -------------
Units beginning of year        10,221,743     7,367,023    21,389,031    23,715,736    23,602,002    22,949,647
Units issued and transferred
  from other funding options    5,124,755     5,225,205     1,676,202     2,477,831     5,365,851     5,810,132
Units redeemed and transferred
  to other funding options     (2,695,315)   (2,370,485)   (4,167,922)   (4,804,536)   (5,666,576)   (5,157,777)
                               ------------- ------------- ------------- ------------- ------------- -------------
Units end of year              12,651,183    10,221,743    18,897,311    21,389,031    23,301,277    23,602,002
                               ============= ============= ============= ============= ============= =============

                                          MSF BLACKROCK                   MSF DAVIS           MSF LOOMIS SAYLES
                                           MONEY MARKET               VENTURE VALUE              SMALL CAP CORE
                                    INVESTMENT DIVISION         INVESTMENT DIVISION         INVESTMENT DIVISION
                               --------------------------- --------------------------- ---------------------------
                                     2010          2009          2010          2009          2010          2009
                               ------------- ------------- ------------- ------------- ------------- -------------
Units beginning of year         9,055,515    13,377,855    24,861,457    26,126,308     9,510,756    10,338,609
Units issued and transferred
  from other funding options    3,178,679     3,882,737     4,054,110     4,046,790       987,645     1,518,790
Units redeemed and transferred
  to other funding options     (4,744,574)   (8,205,077)   (4,412,089)   (5,311,641)   (2,015,095)   (2,346,643)
                               ------------- ------------- ------------- ------------- ------------- -------------
Units end of year               7,489,620     9,055,515    24,503,478    24,861,457     8,483,306     9,510,756
                               ============= ============= ============= ============= ============= =============

(a) Commenced on November 7, 2008 and began transactions in 2009.

(b) For the period May 4, 2009 to December 31, 2009.

(c) For the period October 15, 2009 to December 31, 2009.

(d) For the period May 3, 2010 to December 31, 2010.

               MSF ARTIO           MSF T. ROWE PRICE             MSF OPPENHEIMER
     INTERNATIONAL STOCK            SMALL CAP GROWTH               GLOBAL EQUITY
     INVESTMENT DIVISION         INVESTMENT DIVISION         INVESTMENT DIVISION
--------------------------- --------------------------- ---------------------------
      2010          2009          2010          2009          2010          2009
------------- ------------- ------------- ------------- ------------- -------------
15,981,027    17,118,077    12,978,831    13,211,532    11,212,707    11,151,246
 2,116,365     2,448,777     3,955,490     2,370,603     2,303,857     2,158,903
(3,015,881)   (3,585,827)   (2,933,692)   (2,603,304)   (2,045,415)   (2,097,442)
------------- ------------- ------------- ------------- ------------- -------------
15,081,511    15,981,027    14,000,629    12,978,831    11,471,149    11,212,707
============= ============= ============= ============= ============= =============

      MSF BARCLAYS CAPITAL          MSF MORGAN STANLEY                 MSF RUSSELL
      AGGREGATE BOND INDEX                  EAFE INDEX                  2000 INDEX
       INVESTMENT DIVISION         INVESTMENT DIVISION         INVESTMENT DIVISION
----------------------------- --------------------------- ---------------------------
       2010           2009          2010          2009          2010          2009
-------------- -------------- ------------- ------------- ------------- -------------
 60,512,287     53,280,392    33,890,643    32,911,652    16,192,484    16,294,895
 19,250,119     18,411,203     8,629,353     8,268,305     3,172,862     3,994,096
(12,221,173)   (11,179,308)   (6,510,737)   (7,289,314)   (3,650,072)   (4,096,507)
-------------- -------------- ------------- ------------- ------------- -------------
 67,541,233     60,512,287    36,009,259    33,890,643    15,715,274    16,192,484
============== ============== ============= ============= ============= =============

      MSF LOOMIS SAYLES               MSF BLACKROCK               MSF BLACKROCK
       SMALL CAP GROWTH             LARGE CAP VALUE                 BOND INCOME
    INVESTMENT DIVISION         INVESTMENT DIVISION         INVESTMENT DIVISION
-------------------------- --------------------------- ---------------------------
      2010         2009          2010          2009          2010          2009
------------- ------------ ------------- ------------- ------------- -------------
 4,562,561    4,490,130    16,843,730    15,206,819    15,377,793    16,836,670
   773,789    1,048,259     4,039,447     5,298,039     2,575,622     2,008,887
(1,080,166)    (975,828)   (3,034,842)   (3,661,128)   (2,976,333)   (3,467,764)
------------- ------------ ------------- ------------- ------------- -------------
 4,256,184    4,562,561    17,848,335    16,843,730    14,977,082    15,377,793
============= ============ ============= ============= ============= =============

                                             MSF WESTERN
         MSF MET/ARTISAN                ASSET MANAGEMENT             MSF WESTERN ASSET
           MID CAP VALUE    STRATEGIC BOND OPPORTUNITIES    MANAGEMENT U.S. GOVERNMENT
     INVESTMENT DIVISION             INVESTMENT DIVISION           INVESTMENT DIVISION
--------------------------- ------------------------------- -----------------------------
      2010          2009          2010              2009          2010            2009
------------- ------------- ------------- ----------------- ------------- ---------------
11,496,387    13,047,548    13,614,452        15,406,849    14,375,216      13,590,779
 1,025,545     1,406,064     2,816,037         2,043,168     4,114,150       3,625,913
(2,350,124)   (2,957,225)   (3,141,527)       (3,835,565)   (3,465,924)     (2,841,476)
------------- ------------- ------------- ----------------- ------------- ---------------
10,171,808    11,496,387    13,288,962        13,614,452    15,023,442      14,375,216
============= ============= ============= ================= ============= ===============

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009:

                                                 MSF FI                     MSF MFS               MSF BLACKROCK
                                          VALUE LEADERS                TOTAL RETURN     LEGACY LARGE CAP GROWTH
                                    INVESTMENT DIVISION         INVESTMENT DIVISION         INVESTMENT DIVISION
                               --------------------------- --------------------------- ---------------------------
                                     2010          2009          2010          2009          2010          2009
                               ------------- ------------- ------------- ------------- ------------- -------------
Units beginning of year         6,197,829     7,122,172     8,470,625     9,513,697    11,310,287    12,006,106
Units issued and transferred
  from other funding options      455,118       617,529       993,877       829,615     1,950,868     2,554,090
Units redeemed and transferred
  to other funding options     (1,266,084)   (1,541,872)   (1,805,733)   (1,872,687)   (2,694,925)   (3,249,909)
                               ------------- ------------- ------------- ------------- ------------- -------------
Units end of year               5,386,863     6,197,829     7,658,769     8,470,625    10,566,230    11,310,287
                               ============= ============= ============= ============= ============= =============

                                              MSF METLIFE
                                              MODERATE TO                 MSF METLIFE            MSF MET/DIMENSIONAL
                                    AGGRESSIVE ALLOCATION       AGGRESSIVE ALLOCATION    INTERNATIONAL SMALL COMPANY
                                      INVESTMENT DIVISION         INVESTMENT DIVISION            INVESTMENT DIVISION
                               ----------------------------- --------------------------- ------------------------------
                                      2010           2009          2010          2009       2010             2009 (a)
                               -------------- -------------- ------------- ------------- ---------- -------------------
Units beginning of year        140,559,044    120,035,284     8,324,237     7,121,224     76,087                  --
Units issued and transferred
  from other funding options    15,464,031     33,908,031     2,760,449     3,041,332    140,907              89,027
Units redeemed and transferred
  to other funding options     (17,255,419)   (13,384,271)   (1,910,753)   (1,838,319)   (22,560)            (12,940)
                               -------------- -------------- ------------- ------------- ---------- -------------------
Units end of year              138,767,656    140,559,044     9,173,933     8,324,237    194,434              76,087
                               ============== ============== ============= ============= ========== ===================

                                           FIDELITY VIP              FIDELITY VIP             FIDELITY VIP
                                          EQUITY-INCOME       GROWTH                 INVESTMENT GRADE BOND
                                    INVESTMENT DIVISION       INVESTMENT DIVISION      INVESTMENT DIVISION
                               --------------------------- ------------------------- ------------------------
                                     2010          2009         2010         2009        2010         2009
                               ------------- ------------- ------------ ------------ ----------- ------------
Units beginning of year         6,023,263     7,160,081    2,292,307    2,438,573     794,594      730,222
Units issued and transferred
  from other funding options      279,253       284,294      117,686      152,628     155,962      166,365
Units redeemed and transferred
  to other funding options     (1,113,254)   (1,421,112)    (298,264)    (298,894)   (189,475)    (101,993)
                               ------------- ------------- ------------ ------------ ----------- ------------
Units end of year               5,189,262     6,023,263    2,111,729    2,292,307     761,081      794,594
                               ============= ============= ============ ============ =========== ============

                                       MIST LORD ABBETT           MIST MFS RESEARCH          MIST T. ROWE PRICE
                                         BOND DEBENTURE               INTERNATIONAL              MID CAP GROWTH
                                    INVESTMENT DIVISION         INVESTMENT DIVISION         INVESTMENT DIVISION
                               --------------------------- --------------------------- ---------------------------
                                     2010          2009          2010          2009          2010          2009
                               ------------- ------------- ------------- ------------- ------------- -------------
Units beginning of year        14,237,429    13,513,284    23,007,961    23,286,391    24,198,838    22,042,286
Units issued and transferred
  from other funding options    3,519,086     3,952,325     4,106,577     5,480,932     8,134,828     8,373,897
Units redeemed and transferred
  to other funding options     (3,190,828)   (3,228,180)   (6,240,213)   (5,759,362)   (5,909,086)   (6,217,345)
                               ------------- ------------- ------------- ------------- ------------- -------------
Units end of year              14,565,687    14,237,429    20,874,325    23,007,961    26,424,580    24,198,838
                               ============= ============= ============= ============= ============= =============

(a) Commenced on November 7, 2008 and began transactions in 2009.

(b) For the period May 4, 2009 to December 31, 2009.

(c) For the period October 15, 2009 to December 31, 2009.

(d) For the period May 3, 2010 to December 31, 2010.

             MSF METLIFE    MSF METLIFE CONSERVATIVE TO                   MSF METLIFE
 CONSERVATIVE ALLOCATION            MODERATE ALLOCATION           MODERATE ALLOCATION
     INVESTMENT DIVISION            INVESTMENT DIVISION           INVESTMENT DIVISION
--------------------------- ------------------------------ -----------------------------
      2010          2009          2010             2009           2010           2009
------------- ------------- ------------- ---------------- -------------- --------------
25,915,327    17,373,413    73,016,806       55,768,665    197,414,896    140,869,174
15,748,970    12,997,931    29,623,110       26,307,884     93,755,029     71,776,122
(6,732,912)   (4,456,017)   (9,745,947)      (9,059,743)   (20,833,201)   (15,230,400)
------------- ------------- ------------- ---------------- -------------- --------------
34,931,385    25,915,327    92,893,969       73,016,806    270,336,724    197,414,896
============= ============= ============= ================ ============== ==============

             MSF VAN ECK                MSF ZENITH              FIDELITY VIP
GLOBAL NATURAL RESOURCES                    EQUITY              MONEY MARKET
     INVESTMENT DIVISION       INVESTMENT DIVISION       INVESTMENT DIVISION
--------------------------- ------------------------- -------------------------
     2010        2009 (b)        2010         2009          2010        2009
------------ -------------- ------------ ------------ ------------- -----------
  379,256             --    4,320,085    5,123,370       942,138     864,063
1,164,782        392,691      162,748      147,858     8,789,421     523,879
 (234,655)       (13,435)    (831,650)    (951,143)   (8,965,408)   (445,804)
------------ -------------- ------------ ------------ ------------- -----------
1,309,383        379,256    3,651,183    4,320,085       766,151     942,138
============ ============== ============ ============ ============= ===========

         FIDELITY VIP            CALVERT VP SRI         CALVERT VP SRI
     FUNDSMANAGER 60%                  BALANCED         MID CAP GROWTH
  INVESTMENT DIVISION       INVESTMENT DIVISION    INVESTMENT DIVISION
------------------------ ------------------------- ----------------------
      2010    2009 (c)        2010         2009       2010        2009
------------- ---------- ------------ ------------ ---------- -----------
    28,017         --    1,901,894    1,958,099    370,911     377,930
10,287,466     28,017      179,536      203,116     40,809      38,727
  (259,507)        --     (230,682)    (259,321)   (40,599)    (45,746)
------------- ---------- ------------ ------------ ---------- -----------
10,055,976     28,017    1,850,748    1,901,894    371,121     370,911
============= ========== ============ ============ ========== ===========

               MIST PIMCO                    MIST RCM               MIST LAZARD
             TOTAL RETURN                  TECHNOLOGY                   MID CAP
      INVESTMENT DIVISION         INVESTMENT DIVISION       INVESTMENT DIVISION
---------------------------- --------------------------- -------------------------
       2010          2009          2010          2009         2010         2009
-------------- ------------- ------------- ------------- ------------ ------------
 53,386,890    41,057,029    20,279,891    14,885,344    4,007,439    4,047,289
 25,560,090    20,274,114     9,231,317    10,344,177    1,020,944      875,568
(11,433,256)   (7,944,253)   (7,713,162)   (4,949,630)    (947,078)    (915,418)
-------------- ------------- ------------- ------------- ------------ ------------
 67,513,724    53,386,890    21,798,046    20,279,891    4,081,305    4,007,439
============== ============= ============= ============= ============ ============

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009:

                                          MIST INVESCO         MIST HARRIS OAKMARK            MIST OPPENHEIMER
                                      SMALL CAP GROWTH               INTERNATIONAL        CAPITAL APPRECIATION
                                   INVESTMENT DIVISION         INVESTMENT DIVISION         INVESTMENT DIVISION
                               -------------------------- --------------------------- ---------------------------
                                     2010         2009          2010          2009          2010          2009
                               ------------- ------------ ------------- ------------- ------------- -------------
Units beginning of year         2,575,281    2,229,587    18,765,510    16,641,709     4,735,360     3,465,804
Units issued and transferred
  from other funding options      771,970      886,307     7,975,938     6,142,709     2,193,952     2,313,709
Units redeemed and transferred
  to other funding options     (1,035,692)    (540,613)   (4,423,359)   (4,018,908)   (1,253,199)   (1,044,153)
                               ------------- ------------ ------------- ------------- ------------- -------------
Units end of year               2,311,559    2,575,281    22,318,089    18,765,510     5,676,113     4,735,360
                               ============= ============ ============= ============= ============= =============

                                        MIST LEGG MASON                  MIST SSGA                   MIST SSGA
                                           VALUE EQUITY                 GROWTH ETF       GROWTH AND INCOME ETF
                                    INVESTMENT DIVISION        INVESTMENT DIVISION         INVESTMENT DIVISION
                               --------------------------- -------------------------- ---------------------------
                                     2010          2009          2010         2009          2010          2009
                               ------------- ------------- ------------- ------------ ------------- -------------
Units beginning of year         4,269,554     3,725,248     5,430,802      867,152    17,209,210     1,018,446
Units issued and transferred
  from other funding options    1,925,311     1,957,012     3,978,089    5,269,636    34,855,258    17,156,013
Units redeemed and transferred
  to other funding options     (1,100,951)   (1,412,706)   (1,985,770)    (705,986)   (2,821,267)     (965,249)
                               ------------- ------------- ------------- ------------ ------------- -------------
Units end of year               5,093,914     4,269,554     7,423,121    5,430,802    49,243,201    17,209,210
                               ============= ============= ============= ============ ============= =============

                                                                                     MIST AMERICAN FUNDS
                                          VARIABLE B              VARIABLE C         BALANCED ALLOCATION
                                 INVESTMENT DIVISION     INVESTMENT DIVISION         INVESTMENT DIVISION
                               ------------------------ ----------------------- ---------------------------
                                     2010       2009          2010      2009          2010          2009
                               ------------- ---------- ------------- --------- ------------- -------------
Units beginning of year           122,189    142,021         6,758     9,309    30,034,186     9,087,721
Units issued and transferred
  from other funding options        1,656      1,126            27        --    28,437,604    23,830,149
Units redeemed and transferred
  to other funding options        (20,017)   (20,958)         (541)   (2,551)   (4,073,825)   (2,883,684)
                               ------------- ---------- ------------- --------- ------------- -------------
Units end of year                 103,828    122,189         6,244     6,758    54,397,965    30,034,186
                               ============= ========== ============= ========= ============= =============

                                  MIST AMERICAN FUNDS        MIST MET/TEMPLETON         MIST MET/FRANKLIN
                                                 BOND                    GROWTH                    INCOME
                                  INVESTMENT DIVISION       INVESTMENT DIVISION       INVESTMENT DIVISION
                               ------------------------- ------------------------- -------------------------
                                    2010      2009 (a)        2010         2009         2010         2009
                               ------------ ------------ ------------ ------------ ------------ ------------
Units beginning of year        1,987,475           --    1,114,271      329,768    2,693,910    1,062,043
Units issued and transferred
  from other funding options   4,794,290    2,060,899    1,333,450      972,605    3,044,576    1,988,398
Units redeemed and transferred
  to other funding options      (820,451)     (73,424)    (520,384)    (188,102)    (705,167)    (356,531)
                               ------------ ------------ ------------ ------------ ------------ ------------
Units end of year              5,961,314    1,987,475    1,927,337    1,114,271    5,033,319    2,693,910
                               ============ ============ ============ ============ ============ ============

(a) Commenced on November 7, 2008 and began transactions in 2009.

(b) For the period May 4, 2009 to December 31, 2009.

(c) For the period October 15, 2009 to December 31, 2009.

(d) For the period May 3, 2010 to December 31, 2010.

MIST LEGG MASON CLEARBRIDGE      MIST THIRD AVENUE         MIST CLARION GLOBAL
          AGGRESSIVE GROWTH        SMALL CAP VALUE                 REAL ESTATE
        INVESTMENT DIVISION    INVESTMENT DIVISION         INVESTMENT DIVISION
------------------------------ ---------------------- ---------------------------
      2010             2009       2010        2009          2010          2009
------------- ---------------- ---------- ----------- ------------- -------------
 3,431,934        3,430,823    506,685     420,511    16,166,181    16,424,718
 1,763,048          994,770    134,296     154,032     2,583,837     3,486,051
(1,259,336)        (993,659)   (87,739)    (67,858)   (2,768,504)   (3,744,588)
------------- ---------------- ---------- ----------- ------------- -------------
 3,935,646        3,431,934    553,242     506,685    15,981,514    16,166,181
============= ================ ========== =========== ============= =============

    MIST PIMCO INFLATION                MIST JANUS              MIST BLACKROCK
          PROTECTED BOND                     FORTY              LARGE CAP CORE
     INVESTMENT DIVISION       INVESTMENT DIVISION         INVESTMENT DIVISION
--------------------------- ------------------------- ---------------------------
      2010          2009         2010         2009          2010          2009
------------- ------------- ------------ ------------ ------------- -------------
24,705,878    16,609,891    2,084,776    1,337,831    21,088,063    22,354,205
13,780,063    12,106,626      880,341    1,093,369     2,874,595     2,250,244
(4,837,227)   (4,010,639)    (597,781)    (346,424)   (3,297,594)   (3,516,386)
------------- ------------- ------------ ------------ ------------- -------------
33,648,714    24,705,878    2,367,336    2,084,776    20,665,064    21,088,063
============= ============= ============ ============ ============= =============

     MIST AMERICAN FUNDS        MIST AMERICAN FUNDS         MIST AMERICAN FUNDS
       GROWTH ALLOCATION                     GROWTH         MODERATE ALLOCATION
     INVESTMENT DIVISION        INVESTMENT DIVISION         INVESTMENT DIVISION
--------------------------- -------------------------- ---------------------------
      2010          2009          2010      2009 (a)         2010          2009
------------- ------------- ------------- ------------ ------------- -------------
32,850,723    15,561,108     8,205,983           --    46,032,309    15,201,857
 8,273,527    20,818,089    14,813,655    8,454,214    34,956,719    33,794,035
(5,884,563)   (3,528,474)   (1,240,254)    (248,231)   (5,978,636)   (2,963,583)
------------- ------------- ------------- ------------ ------------- -------------
35,239,687    32,850,723    21,779,384    8,205,983    75,010,392    46,032,309
============= ============= ============= ============ ============= =============

     MIST MET/FRANKLIN    MIST MET/FRANKLIN TEMPLETON            MIST DREMAN
         MUTUAL SHARES              FOUNDING STRATEGY        SMALL CAP VALUE
   INVESTMENT DIVISION            INVESTMENT DIVISION    INVESTMENT DIVISION
------------------------- ------------------------------ ----------------------
     2010         2009          2010             2009       2010     2009 (a)
------------ ------------ ------------- ---------------- ---------- -----------
2,188,969      696,867     5,631,074        2,808,700    238,413          --
2,554,173    1,783,789     1,738,280        3,730,680    480,691     249,367
 (409,502)    (291,687)   (1,165,735)        (908,306)   (61,483)    (10,954)
------------ ------------ ------------- ---------------- ---------- -----------
4,333,640    2,188,969     6,203,619        5,631,074    657,621     238,413
============ ============ ============= ================ ========== ===========

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS -- (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009:

                                MIST MET/TEMPLETON      MIST LOOMIS SAYLES                   MIST MFS
                                INTERNATIONAL BOND          GLOBAL MARKETS    EMERGING MARKETS EQUITY
                               INVESTMENT DIVISION     INVESTMENT DIVISION        INVESTMENT DIVISION
                               ---------------------- ----------------------- --------------------------
                                  2010     2009 (b)        2010    2009 (a)        2010       2009 (a)
                               ---------- ----------- ------------ ---------- ------------ -------------
Units beginning of year         64,135          --      277,759         --      922,163            --
Units issued and transferred
  from other funding options   341,593      67,042    1,009,229    300,088    1,969,373     1,016,520
Units redeemed and transferred
  to other funding options     (42,378)     (2,907)    (265,169)   (22,329)    (283,031)      (94,357)
                               ---------- ----------- ------------ ---------- ------------ -------------
Units end of year              363,350      64,135    1,021,819    277,759    2,608,505       922,163
                               ========== =========== ============ ========== ============ =============

                                         AMERICAN FUNDS                 AMERICAN FUNDS              AMERICAN FUNDS
                                          GROWTH-INCOME    GLOBAL SMALL CAPITALIZATION                        BOND
                                    INVESTMENT DIVISION            INVESTMENT DIVISION         INVESTMENT DIVISION
                               --------------------------- ------------------------------ ---------------------------
                                     2010          2009          2010             2009          2010          2009
                               ------------- ------------- ------------- ---------------- ------------- -------------
Units beginning of year         7,531,106     7,608,552    22,146,914       21,297,918     9,420,222     9,086,361
Units issued and transferred
  from other funding options    1,512,821     1,308,181     4,426,671        5,811,700     1,524,740     2,293,539
Units redeemed and transferred
  to other funding options     (1,444,308)   (1,385,627)   (4,703,154)      (4,962,704)   (2,048,631)   (1,959,678)
                               ------------- ------------- ------------- ---------------- ------------- -------------
Units end of year               7,599,619     7,531,106    21,870,431       22,146,914     8,896,331     9,420,222
                               ============= ============= ============= ================ ============= =============

(a) Commenced on November 7, 2008 and began transactions in 2009.

(b) For the period May 4, 2009 to December 31, 2009.

(c) For the period October 15, 2009 to December 31, 2009.

(d) For the period May 3, 2010 to December 31, 2010.

                        MIST MORGAN              MIST
                            STANLEY         MET/EATON
                            MID CAP    VANCE FLOATING
        MIST PIONEER         GROWTH              RATE              AMERICAN FUNDS
    STRATEGIC INCOME     INVESTMENT        INVESTMENT                      GROWTH
 INVESTMENT DIVISION       DIVISION          DIVISION         INVESTMENT DIVISION
----------------------- -------------- ----------------- ---------------------------
     2010    2009 (a)       2010 (d)          2010 (d)         2010          2009
------------ ---------- -------------- ----------------- ------------- -------------
  323,516         --             --                --     8,261,553     8,477,946
1,195,142    334,243     28,145,306           134,290       731,438     1,316,160
 (173,508)   (10,727)    (3,272,082)           (6,638)   (1,421,137)   (1,532,553)
------------ ---------- -------------- ----------------- ------------- -------------
1,345,150    323,516     24,873,224           127,652     7,571,854     8,261,553
============ ========== ============== ================= ============= =============

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS

The Company sells a number of variable annuity products which have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

The following table is a summary of unit values and units outstanding for the Contracts, net investment income ratios, and expense ratios, excluding expenses for the underlying portfolio, series, or fund for the respective stated periods in the five years ended December 31, 2010:

                                                          AS OF DECEMBER 31                  FOR THE YEAR ENDED DECEMBER 31
                                     -------------------------------------- --------------------------------------------------
                                                   UNIT VALUE               INVESTMENT(1) EXPENSE RATIO(2)  TOTAL RETURN(3)
                                                    LOWEST TO           NET        INCOME        LOWEST TO        LOWEST TO
                                          UNITS   HIGHEST ($)    ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                     ---------- ------------- ------------- ------------- ---------------- -------------------
MSF BlackRock Diversified       2010 20,865,957 13.00 - 48.05   703,823,057          1.90      0.95 - 2.30      6.83 - 8.62
  Investment Division           2009 23,518,536 11.97 - 44.24   732,160,930          5.14      0.95 - 2.30    14.34 - 16.20
                                2008 26,879,083 10.30 - 38.07   719,674,176          2.84      0.95 - 2.30 (25.52) - (25.50)
                                2007 32,595,866 13.83 - 51.10 1,170,554,586          2.58      0.95 - 2.30      4.85 - 4.89
                                2006 37,526,410 13.19 - 48.72 1,283,770,959          2.46      0.95 - 2.30      9.51 - 9.55
MSF BlackRock Aggressive        2010 13,591,177 13.70 - 54.17   506,917,230          0.06      0.95 - 2.30    12.38 - 14.22
  Growth Investment Division    2009 14,747,259 12.07 - 47.42   479,958,097          0.18      0.95 - 2.30    45.67 - 48.03
                                2008 15,776,330  8.20 - 32.04   344,820,349            --      0.95 - 2.30 (53.22) - (46.23)
                                2007 17,338,887 17.53 - 59.59   701,871,205            --      0.95 - 2.30    19.41 - 19.44
                                2006 19,464,489 14.68 - 49.89   657,568,742            --      0.95 - 2.30      5.72 - 5.76
MSF MetLife Stock Index         2010 69,017,391  3.90 - 46.46 2,646,303,266          1.69      0.50 - 2.30    11.89 - 14.08
  Investment Division           2009 71,097,931  3.45 - 40.78 2,393,363,534          2.63      0.50 - 2.30    23.06 - 25.42
                                2008 73,669,152  2.78 - 32.55 1,978,067,366          1.90      0.50 - 2.30 (38.08) - (37.57)
                                2007 78,221,903  4.49 - 52.14 3,349,337,677          1.00      0.50 - 2.30      3.70 - 4.45
                                2006 84,233,926  4.33 - 49.92 3,437,306,152          1.96      0.50 - 2.30    13.65 - 14.63
MSF Artio International Stock   2010 15,081,511  1.44 - 16.90   196,319,126          1.50      0.65 - 2.30      4.43 - 6.52
  Investment Division           2009 15,981,027  1.36 - 15.91   197,024,423          0.60      0.95 - 2.30    19.12 - 21.03
                                2008 17,118,077  1.13 - 13.15   171,501,812          3.04      0.95 - 2.30 (44.65) - (44.61)
                                2007 17,936,510  2.04 - 23.76   317,896,584          1.01      0.95 - 2.30      8.51 - 9.29
                                2006 19,598,686  1.88 - 21.74   303,786,074          1.40      0.95 - 2.30    15.34 - 15.39
MSF T. Rowe Price Small Cap     2010 14,000,629 15.22 - 20.54   264,120,256            --      0.50 - 2.30    31.60 - 34.02
  Growth Investment Division    2009 12,978,831 11.44 - 15.33   184,207,700          0.27      0.50 - 2.30    35.49 - 38.07
                                2008 13,211,532  8.98 - 11.11   136,853,170            --      0.50 - 2.30 (37.77) - (36.66)
                                2007 14,116,618 14.43 - 17.54   232,434,680            --      0.50 - 2.30      7.05 - 9.01
                                2006 15,941,305 13.48 - 16.09   242,247,448            --      0.50 - 2.30      1.28 - 5.58
MSF Oppenheimer Global Equity   2010 11,471,149 15.07 - 20.63   223,279,060          1.45      0.65 - 2.30    13.29 - 15.48
  Investment Division           2009 11,212,707 13.16 - 17.92   190,851,984          2.42      0.65 - 2.30    36.62 - 39.41
                                2008 11,151,246  9.53 - 12.89   137,369,852          2.09      0.65 - 2.30 (41.32) - (40.93)
                                2007 12,354,209 16.24 - 21.82   258,911,083          1.06      0.95 - 2.30      4.98 - 5.46
                                2006 12,611,019 15.47 - 20.69   252,144,743          2.50      0.95 - 2.30     3.97 - 15.52
MSF MFS Value Investment        2010 23,312,590  1.21 - 14.99   280,199,767          1.31      0.50 - 2.30     8.66 - 10.63
  Division                      2009 22,877,144  1.10 - 13.64   249,421,604            --      0.50 - 2.30    17.83 - 19.98
                                2008 23,729,130  0.93 - 10.00   216,469,833          1.94      0.50 - 2.30 (34.51) - (34.04)
                                2007 27,806,454  1.42 - 15.16   384,902,007          0.70      0.50 - 2.30   (4.70) - (4.53)
                                2006 29,942,093  1.49 - 15.88   434,098,969          0.69      0.50 - 2.30    16.41 - 18.07
MSF Neuberger Berman Mid        2010 20,637,451  2.52 - 27.90   505,689,035          0.73      0.50 - 2.30    23.19 - 25.42
  Cap Value Investment Division 2009 20,178,988  2.02 - 22.24   394,081,513          1.41      0.50 - 2.30    44.39 - 47.01
                                2008 21,460,291  1.39 - 15.13   282,701,972          0.70      0.50 - 2.30 (48.13) - (47.74)
                                2007 23,818,947  2.68 - 28.95   598,065,308          0.44      0.50 - 2.30      1.90 - 2.66
                                2006 24,671,441  2.63 - 28.20   591,103,464          0.41      0.50 - 2.30     9.58 - 10.68

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                         AS OF DECEMBER 31                  FOR THE YEAR ENDED DECEMBER 31
                                    -------------------------------------- --------------------------------------------------
                                                  UNIT VALUE               INVESTMENT(1) EXPENSE RATIO(2)  TOTAL RETURN(3)
                                                   LOWEST TO           NET        INCOME        LOWEST TO        LOWEST TO
                                         UNITS   HIGHEST ($)    ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                    ---------- ------------- ------------- ------------- ---------------- -------------------
MSF T. Rowe Price Large Cap    2010 13,494,657 12.65 - 15.75   195,957,544          0.17      0.50 - 2.30    14.08 - 16.30
  Growth Investment Division   2009 14,615,966 11.09 - 13.56   183,761,502          0.48      0.50 - 2.30    39.79 - 42.51
                               2008 14,856,276   7.93 - 9.53   132,037,051          0.47      0.50 - 2.30 (43.19) - (42.28)
                               2007 16,203,949 13.96 - 16.51   251,351,437          0.35      0.50 - 2.30     7.80 - 10.81
                               2006 15,405,207 12.95 - 14.90   222,083,603          0.27      0.95 - 2.30     8.82 - 12.11
MSF Barclays Capital Aggregate 2010 67,541,233  1.56 - 17.32 1,054,370,494          3.52      0.50 - 2.30      3.30 - 5.37
  Bond Index Investment        2009 60,512,287  1.50 - 16.47   901,723,219          5.60      0.50 - 2.30      2.59 - 4.49
  Division                     2008 53,280,392  1.45 - 15.77   761,920,074          4.54      0.50 - 2.30      4.32 - 5.13
                               2007 68,215,103  1.39 - 15.00   938,751,647          4.39      0.50 - 2.30      5.30 - 6.16
                               2006 65,531,063  1.32 - 14.13   852,204,327          4.21      0.50 - 2.30      2.33 - 3.29
MSF Morgan Stanley EAFE        2010 36,009,259  1.29 - 16.76   462,135,393          2.56      0.50 - 2.30      5.46 - 7.50
  Index Investment Division    2009 33,890,643  1.21 - 15.64   407,182,564          4.12      0.50 - 2.30    25.36 - 27.84
                               2008 32,911,652  0.96 - 12.27   309,589,902          2.79      0.50 - 2.30 (42.86) - (42.61)
                               2007 30,988,278  1.68 - 21.38   501,966,471          1.87      0.50 - 2.30      9.09 - 9.75
                               2006 29,342,449  1.54 - 19.48   427,803,567          1.62      0.50 - 2.30    24.19 - 24.55
MSF Russell 2000 Index         2010 15,715,274  1.81 - 20.12   280,017,667          1.00      0.50 - 2.30    23.70 - 26.10
  Investment Division          2009 16,192,484  1.45 - 15.97   230,205,898          1.91      0.50 - 2.30    22.81 - 25.20
                               2008 16,294,895  1.17 - 12.78   184,129,597          1.15      0.50 - 2.30 (34.64) - (33.99)
                               2007 17,619,764  1.79 - 19.36   299,893,291          0.85      0.50 - 2.30   (3.24) - (2.17)
                               2006 19,408,845  1.85 - 19.79   324,068,097          0.75      0.50 - 2.30    16.35 - 16.96
MSF Jennison Growth            2010 12,651,183  0.53 - 13.32    67,839,064          0.45      0.95 - 2.30     8.78 - 10.58
  Investment Division          2009 10,221,743  0.48 - 12.05    48,019,094          0.08      0.95 - 2.30    36.39 - 38.70
                               2008  7,367,023   0.35 - 8.69    23,825,643          2.33      0.95 - 2.30 (36.98) - (36.36)
                               2007  7,890,530  0.55 - 13.79    40,225,235          0.35      0.95 - 2.30    10.00 - 10.59
                               2006  8,576,214  0.50 - 12.47    39,590,079            --      0.65 - 2.30      0.00 - 1.80
MSF Neuberger Berman Genesis   2010 18,897,311  1.68 - 17.96   284,284,918          0.43      0.50 - 2.30    10.18 - 20.74
Investment Division            2009 21,389,031  1.40 - 14.87   265,456,589          1.00      0.50 - 2.30    10.27 - 12.28
                               2008 23,715,736  1.26 - 13.25   259,092,609          0.42      0.50 - 2.30 (39.13) - (38.86)
                               2007 29,000,340  2.07 - 21.67   511,252,758          0.22      0.50 - 2.30   (4.61) - (4.16)
                               2006 33,456,361  2.17 - 22.61   595,148,462          0.24      0.50 - 2.30    15.43 - 17.39
MSF MetLife Mid Cap Stock      2010 23,301,277  1.75 - 19.13   396,881,128          0.88      0.50 - 2.30    23.14 - 25.37
  Index Investment Division    2009 23,602,002  1.41 - 15.26   319,741,957          1.65      0.50 - 2.30    33.67 - 36.09
                               2008 22,949,647  1.04 - 11.21   232,486,143          1.30      0.50 - 2.30 (39.01) - (37.35)
                               2007 23,583,090  1.66 - 18.38   372,939,266          0.66      0.50 - 2.30     5.73 - 11.06
                               2006 23,088,638  1.57 - 16.55   338,969,155          1.09      0.50 - 2.30      8.28 - 9.82
MSF Loomis Sayles Small Cap    2010  4,256,184  1.08 - 12.81    43,602,855            --      0.50 - 2.30    28.37 - 30.68
  Growth Investment Division   2009  4,562,561   0.83 - 9.82    36,176,490            --      0.50 - 2.30    26.72 - 29.03
                               2008  4,490,130   0.65 - 7.63    27,534,390            --      0.50 - 2.30 (41.96) - (41.71)
                               2007  5,050,433  1.12 - 13.09    50,686,417            --      0.50 - 2.30      2.75 - 3.56
                               2006  5,444,279  1.09 - 12.64    50,649,297            --      0.60 - 2.30      7.92 - 8.97
MSF BlackRock Large Cap        2010 17,848,335  1.12 - 11.94   195,798,773          0.86      0.50 - 2.30      6.45 - 8.38
  Value Investment Division    2009 16,843,730  1.04 - 11.01   171,711,377          1.35      0.50 - 2.30     8.53 - 10.51
                               2008 15,206,819   0.95 - 9.97   139,910,970          0.61      0.50 - 2.30 (35.81) - (35.39)
                               2007 16,168,974  1.48 - 15.43   227,378,885          0.83      0.50 - 2.30      2.07 - 2.59
                               2006 13,310,230  1.45 - 15.04   180,791,724          0.86      0.50 - 2.30    17.89 - 20.03

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                               AS OF DECEMBER 31                              FOR THE YEAR ENDED DECEMBER 31
                                    ---------------------------------------- --------------------------------------------------
                                                      UNIT VALUE             INVESTMENT(1) EXPENSE RATIO(2)  TOTAL RETURN(3)
                                                       LOWEST TO         NET        INCOME        LOWEST TO        LOWEST TO
                                         UNITS       HIGHEST ($)  ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                    ---------- ----------------- ----------- ------------- ---------------- -------------------
MSF BlackRock Bond Income      2010 14,977,082      5.73 - 67.64 500,008,866          3.80      0.50 - 2.30      5.61 - 7.64
  Investment Division          2009 15,377,793      5.36 - 62.90 442,133,515          6.79      0.50 - 2.30      6.70 - 8.76
                               2008 16,836,670      4.97 - 57.90 424,475,862          5.20      0.50 - 2.30   (4.61) - (4.14)
                               2007 20,972,729      5.21 - 60.40 535,835,264          3.19      0.50 - 2.30      4.83 - 5.48
                               2006 23,926,765      4.97 - 57.26 540,560,849          5.70      0.50 - 2.30      2.90 - 5.96
MSF BlackRock Money Market     2010  7,489,620      2.52 - 24.90  76,398,280            --      0.95 - 2.30   (2.28) - (0.93)
  Investment Division          2009  9,055,515      2.55 - 25.21  78,480,535          0.33      0.95 - 2.30   (2.03) - (0.52)
                               2008 13,377,855      2.58 - 25.45  93,712,881          2.62      0.95 - 2.30      1.48 - 1.57
                               2007 10,358,956      2.54 - 25.08  62,077,315          4.87      0.95 - 2.30      3.55 - 3.67
                               2006 11,516,700      2.45 - 24.22  54,758,769          4.64      0.95 - 2.30      3.37 - 3.38
MSF Davis Venture Value        2010 24,503,478      3.46 - 38.17 590,814,367          0.86      0.50 - 2.30     9.17 - 11.27
  Investment Division          2009 24,861,457      3.13 - 34.34 500,253,145          1.35      0.50 - 2.30    28.66 - 31.14
                               2008 26,126,308      2.40 - 26.21 366,248,175          1.19      0.50 - 2.30 (40.30) - (39.83)
                               2007 30,239,376      4.02 - 43.56 632,228,776          0.67      0.50 - 2.30      3.08 - 3.84
                               2006 34,197,673      3.90 - 41.95 581,653,020          0.72      0.50 - 2.30    13.04 - 16.37
MSF Loomis Sayles Small Cap    2010  8,483,306      3.74 - 41.52 158,697,696          0.03      0.50 - 2.30    24.32 - 26.57
  Core Investment Division     2009  9,510,756      2.97 - 32.81 134,569,722          0.12      0.50 - 2.30    26.97 - 29.28
                               2008 10,338,609      2.31 - 25.38 102,115,332            --      0.50 - 2.30 (36.89) - (36.36)
                               2007 12,589,778      3.66 - 39.88 172,074,578          0.04      0.50 - 2.30    10.57 - 11.06
                               2006 14,311,549      3.31 - 35.91 138,255,142            --      0.50 - 2.30    14.93 - 19.03
MSF Met/Artisan Mid Cap Value  2010 10,171,808      3.19 - 35.17 217,605,252          0.68      0.50 - 2.30    12.15 - 14.19
  Investment Division          2009 11,496,387      2.81 - 30.80 210,520,522          0.99      0.50 - 2.30    37.98 - 40.49
                               2008 13,047,548      2.01 - 21.92 163,902,675          0.24      0.50 - 2.30 (46.83) - (46.41)
                               2007 16,773,744      3.78 - 40.90 371,717,132          0.48      0.50 - 2.30   (8.03) - (7.55)
                               2006 21,393,050      4.11 - 44.24 464,116,976          0.24      0.50 - 2.30    11.08 - 13.03
MSF Western Asset Management   2010 13,288,962      2.67 - 29.49 275,410,258          5.95      0.50 - 2.30     9.90 - 12.00
  Strategic Bond Opportunities 2009 13,614,452      2.40 - 26.35 251,254,370          6.51      0.50 - 2.30    28.90 - 31.36
  Investment Division          2008 15,406,849      1.84 - 20.08 206,957,543          4.04      0.50 - 2.30 (15.98) - (15.67)
                               2007 19,927,428      2.19 - 23.81 311,823,601          2.60      0.50 - 2.30      2.34 - 3.21
                               2006 20,959,143      2.14 - 23.07 297,952,830          4.86      0.50 - 2.30      3.88 - 6.86
MSF Western Asset Management   2010 15,023,442      1.82 - 20.10 239,870,128          2.49      0.50 - 2.30      3.09 - 5.12
  U.S. Government Investment   2009 14,375,216      1.75 - 19.15 216,669,959          4.26      0.50 - 2.30      1.71 - 3.56
  Division                     2008 13,590,779      1.69 - 18.49 192,871,484          4.26      0.50 - 2.30   (1.74) - (1.02)
                               2007 15,975,615      1.72 - 18.68 223,878,416          2.78      0.50 - 2.30      2.99 - 3.55
                               2006 16,648,243      1.67 - 18.04 209,598,108          3.37      0.50 - 2.30      2.45 - 3.32
MSF FI Value Leaders           2010  5,386,863      2.72 - 30.32  71,561,113          1.45      0.50 - 2.30    11.68 - 13.71
  Investment Division          2009  6,197,829      2.40 - 26.67  69,067,926          2.64      0.50 - 2.30    18.72 - 20.88
                               2008  7,122,172      2.00 - 22.06  61,290,542          1.74      0.50 - 2.30 (39.76) - (39.41)
                               2007  9,038,999      3.32 - 36.41 119,087,321          0.78      0.50 - 2.30      2.79 - 3.44
                               2006 10,998,926      3.23 - 35.20 125,283,837          0.89      0.50 - 2.30    10.24 - 16.17
MSF MFS Total Return           2010  7,658,769      4.81 - 54.99 142,302,103          2.91      0.50 - 2.30      7.30 - 9.25
  Investment Division          2009  8,470,625      4.43 - 50.34 133,692,456          4.16      0.50 - 2.30    15.61 - 17.71
                               2008  9,513,697      3.79 - 42.76 117,792,924          3.58      0.50 - 2.30 (23.12) - (22.75)
                               2007 11,900,145      4.93 - 55.35 181,671,595          2.03      0.50 - 2.30      2.92 - 3.61
                               2006 13,481,106      4.79 - 53.42 172,701,991          3.45      0.50 - 2.30    10.62 - 13.47

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                            AS OF DECEMBER 31                  FOR THE YEAR ENDED DECEMBER 31
                                      --------------------------------------- --------------------------------------------------
                                                     UNIT VALUE               INVESTMENT(1) EXPENSE RATIO(2)  TOTAL RETURN(3)
                                                      LOWEST TO           NET        INCOME        LOWEST TO        LOWEST TO
                                            UNITS   HIGHEST ($)    ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                      ----------- ------------- ------------- ------------- ---------------- -------------------
MSF BlackRock Legacy Large       2010  10,566,230  3.32 - 36.65   147,006,605          0.07      0.50 - 2.30    16.75 - 19.05
  Cap Growth Investment          2009  11,310,287  2.81 - 30.83   114,584,021          0.39      0.50 - 2.30    33.41 - 35.90
  Division                       2008  12,006,106  2.08 - 22.70    70,886,323          0.29      0.50 - 2.30 (37.35) - (31.38)
                                 2007  13,541,313  3.32 - 33.08    90,127,752          0.12      0.95 - 2.30    17.06 - 17.31
                                 2006  16,835,554  2.83 - 28.26    66,806,487          0.09      0.95 - 2.30      2.54 - 2.73
MSF MetLife Conservative         2010  34,931,385 11.69 - 12.95   432,541,976          3.47      0.50 - 2.30      7.55 - 9.50
  Allocation Investment Division 2009  25,915,327 10.87 - 11.83   295,306,945          2.96      0.50 - 2.30    17.79 - 19.91
                                 2008  17,373,413   9.23 - 9.86   166,398,948          0.94      0.50 - 2.30 (16.32) - (14.85)
                                 2007  10,388,575 11.03 - 11.58   117,743,317            --      0.50 - 2.30      3.08 - 5.08
                                 2006   3,846,366 10.70 - 11.02    41,847,468          2.77      0.50 - 2.30      4.49 - 6.47
MSF MetLife Conservative to      2010  92,893,969 11.56 - 12.80 1,137,111,581          3.28      0.50 - 2.30     8.99 - 10.97
  Moderate Allocation            2009  73,016,806 10.60 - 11.53   811,434,046          3.04      0.50 - 2.30    20.87 - 23.06
  Investment Division            2008  55,768,665   8.77 - 9.37   507,403,971          1.08      0.50 - 2.30 (23.41) - (21.98)
                                 2007  40,982,217 11.45 - 12.01   481,838,013            --      0.50 - 2.30      2.42 - 4.25
                                 2006  18,775,808 11.18 - 11.52   213,424,553          2.17      0.50 - 2.30      6.99 - 8.88
MSF MetLife Moderate             2010 270,336,724 11.36 - 12.58 3,253,209,310          2.43      0.50 - 2.30    10.60 - 12.61
  Allocation Investment Division 2009 197,414,896 10.27 - 11.17 2,125,104,855          2.71      0.50 - 2.30    23.65 - 25.90
                                 2008 140,869,174   8.30 - 8.87 1,213,561,775          0.80      0.50 - 2.30 (30.31) - (28.98)
                                 2007 102,023,736 11.91 - 12.49 1,247,257,412          0.03      0.50 - 2.30      1.97 - 3.82
                                 2006  40,986,807 11.68 - 12.03   486,543,592          1.42      0.50 - 2.30     9.36 - 11.39
MSF MetLife Moderate to          2010 138,767,656 11.08 - 12.27 1,628,677,260          2.14      0.50 - 2.30    12.10 - 14.13
  Aggressive Allocation          2009 140,559,044  9.88 - 10.75 1,456,360,305          2.49      0.50 - 2.30    26.16 - 28.46
  Investment Division            2008 120,035,284   7.83 - 8.37   975,444,229          0.60      0.50 - 2.30 (36.65) - (35.47)
                                 2007  87,404,290 12.36 - 12.97 1,108,485,404          0.04      0.50 - 2.30      1.48 - 3.35
                                 2006  32,625,979 12.18 - 12.55   403,711,600          0.97      0.50 - 2.30    11.64 - 13.88
MSF MetLife Aggressive           2010   9,173,933 10.69 - 11.84   104,502,479          1.03      0.50 - 2.30    13.06 - 15.11
  Allocation Investment Division 2009   8,324,237  9.45 - 10.28    82,882,515          2.13      0.50 - 2.30    28.49 - 30.84
                                 2008   7,121,224   7.36 - 7.86    54,531,083          0.57      0.50 - 2.30 (41.77) - (40.77)
                                 2007   6,432,595 12.64 - 13.27    83,662,336          0.11      0.50 - 2.30      0.88 - 2.79
                                 2006   3,456,574 12.53 - 12.91    44,087,129          0.83      0.50 - 2.30    13.09 - 15.27
MSF Met/Dimensional              2010     194,434 17.02 - 17.34     3,362,782          1.16      1.15 - 2.00    20.16 - 21.19
  International Small Company    2009      76,087 14.17 - 14.31     1,087,279            --      1.15 - 2.00    39.89 - 41.08
  Investment Division
  (Commenced 11/7/2008 and
  began transactions in 2009)
MSF Van Eck Global Natural       2010   1,309,383 18.55 - 18.92    24,700,698          0.23      1.15 - 2.05    26.41 - 27.55
  Resources Investment Division  2009     379,256 14.68 - 14.83     5,613,926            --      1.15 - 2.05    35.13 - 35.96
  (Commenced 5/4/2009)
MSF Zenith Equity Investment     2010   3,651,183         22.31    81,465,443          1.61             1.35            12.61
  Division                       2009   4,320,085         19.81    85,598,366          5.89             1.35            28.65
                                 2008   5,123,370         15.40    78,903,521          2.74             1.35           (39.35)
                                 2007   6,395,674         25.39   162,411,701          0.78             1.35             3.80
                                 2006   8,240,794         24.46   201,535,593          0.54             1.35             6.86

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                AS OF DECEMBER 31                              FOR THE YEAR ENDED DECEMBER 31
                                     ---------------------------------------- --------------------------------------------------
                                                       UNIT VALUE             INVESTMENT(1) EXPENSE RATIO(2)  TOTAL RETURN(3)
                                                        LOWEST TO         NET        INCOME        LOWEST TO        LOWEST TO
                                          UNITS       HIGHEST ($)  ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                     ---------- ----------------- ----------- ------------- ---------------- -------------------
Fidelity VIP Money Market       2010    766,151     11.14 - 17.00  12,251,820          0.17      0.95 - 2.05   (1.82) - (0.70)
  Investment Division           2009    942,138     11.34 - 17.12  15,639,330          0.72      0.95 - 2.05   (0.39) - (0.22)
                                2008    864,063             17.15  14,823,280          3.01      0.95 - 1.35             2.08
                                2007    933,116             16.80  15,686,013          5.07      0.95 - 1.35             4.09
                                2006    692,783             16.14  11,180,161          4.94      0.95 - 1.35             3.93
Fidelity VIP Equity-Income      2010  5,189,262      5.50 - 44.15  91,649,413          1.80      0.95 - 1.35    13.62 - 14.07
  Investment Division           2009  6,023,263      4.84 - 38.71  88,951,615          2.29      0.95 - 1.35    28.45 - 28.99
                                2008  7,160,081      3.77 - 30.01  77,071,469          2.30      0.95 - 1.35 (43.39) - (43.20)
                                2007  9,099,278      6.66 - 52.83 165,886,510          1.70      0.95 - 1.35      0.15 - 0.57
                                2006 11,832,896      6.65 - 52.53 194,150,780          3.36      0.95 - 1.35    18.54 - 19.06
Fidelity VIP Growth Investment  2010  2,111,729     42.22 - 42.23  89,166,883          0.28             0.95    23.00 - 23.01
  Division                      2009  2,292,307     34.32 - 34.33  78,687,001          0.45             0.95    27.08 - 27.09
                                2008  2,438,573             27.01  65,868,936          0.78      0.95 - 1.35           (47.67)
                                2007  2,815,092             51.61 145,295,256          0.83      0.95 - 1.35            25.76
                                2006  3,115,761             41.04 127,870,436          0.41      0.95 - 1.35             5.86
Fidelity VIP Investment Grade   2010    761,081             29.11  22,154,719          3.50             0.95             6.79
  Bond Investment Division      2009    794,594             27.26  21,659,031          8.79             0.95    14.63 - 14.64
                                2008    730,222             23.78  17,363,022          4.32      0.95 - 1.35            (4.15)
                                2007    841,730             24.81  20,883,287          3.91      0.95 - 1.35             3.37
                                2006    809,998             24.00  19,442,734          4.10      0.95 - 1.35             3.36
Fidelity VIP FundsManager 60%   2010 10,055,976       9.88 - 9.93  99,633,507          2.44      1.90 - 2.05    11.32 - 11.49
  Investment Division           2009      28017       8.87 - 8.90     248,942          1.19      1.90 - 2.05      0.07 - 0.09
  (Commenced 10/15/2009)
Calvert VP SRI Balanced         2010  1,850,748     21.72 - 28.66  50,866,287          1.43      0.50 - 1.55    10.37 - 11.54
  Investment Division           2009  1,901,894     19.68 - 25.89  47,408,049          2.21      0.50 - 1.55    23.36 - 24.67
                                2008  1,958,099     15.95 - 20.92  39,625,750          2.49      0.50 - 1.55 (32.39) - (32.17)
                                2007  2,076,677     23.59 - 30.84  62,179,011          2.41      0.50 - 1.55      1.20 - 1.48
                                2006  2,131,161     23.31 - 30.39  63,065,563          2.32      0.50 - 1.55      7.07 - 7.42
Calvert VP SRI Mid Cap          2010    371,121     32.96 - 32.97  12,234,406            --             0.95            30.24
  Growth Investment Division    2009    370,911             25.31   9,388,607            --             0.95    30.77 - 30.78
                                2008    377,930             19.35   7,315,009            --      0.95 - 1.35           (37.80)
                                2007    395,084             31.11  12,291,484            --      0.95 - 1.35             9.12
                                2006    419,490             28.51  11,959,917            --      0.95 - 1.35             5.87
MIST Lord Abbett Bond           2010 14,565,687      2.32 - 26.47 294,861,986          6.21      0.50 - 2.30    10.40 - 12.40
  Debenture Investment          2009 14,237,429      2.08 - 23.55 257,209,965          7.15      0.50 - 2.30    33.66 - 36.09
  Division                      2008 13,513,284      1.54 - 17.31 175,523,561          4.30      0.50 - 2.30 (19.79) - (19.00)
                                2007 16,100,140      1.92 - 21.37 253,650,839          5.19      0.50 - 2.30      5.49 - 6.00
                                2006 14,944,530      1.82 - 20.16 213,993,699          6.45      0.50 - 2.30     7.69 - 15.66
MIST MFS Research International 2010 20,874,325      1.48 - 16.11 258,478,220          1.81      0.50 - 2.30     8.88 - 10.85
  Investment Division           2009 23,007,961      1.34 - 14.57 245,592,968          3.18      0.50 - 2.30    28.57 - 30.91
                                2008 23,286,391      1.03 - 19.76 184,318,026          1.73      0.50 - 2.30   (43.41) - 1.39
                                2007 12,766,518      1.82 - 19.49 209,648,826          1.32      0.50 - 2.30    11.66 - 12.53
                                2006 10,492,478      1.63 - 17.32 149,723,466          1.54      0.50 - 2.30    25.38 - 25.78

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                         AS OF DECEMBER 31                  FOR THE YEAR ENDED DECEMBER 31
                                    -------------------------------------- --------------------------------------------------
                                                  UNIT VALUE               INVESTMENT(1) EXPENSE RATIO(2)  TOTAL RETURN(3)
                                                   LOWEST TO           NET        INCOME        LOWEST TO        LOWEST TO
                                         UNITS   HIGHEST ($)    ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                    ---------- ------------- ------------- ------------- ---------------- -------------------
MIST T. Rowe Price Mid Cap     2010 26,424,580  1.05 - 17.69   269,741,582            --      0.50 - 2.30    24.78 - 27.04
  Growth Investment Division   2009 24,198,838  0.84 - 13.94   191,894,410            --      0.50 - 2.30    42.12 - 44.74
                               2008 22,042,286   0.58 - 9.65   118,146,449          0.02      0.50 - 2.30 (40.82) - (40.21)
                               2007 22,430,313  0.98 - 16.14   195,979,982          0.10      0.50 - 2.30    16.67 - 16.79
                               2006 17,300,567  0.84 - 13.82   121,788,054            --      0.50 - 2.30      3.70 - 5.58
MIST PIMCO Total Return        2010 67,513,724  1.65 - 17.91 1,048,658,444          3.43      0.50 - 2.30      5.71 - 7.71
  Investment Division          2009 53,386,890  1.54 - 16.64   745,981,638          6.78      0.50 - 2.30    15.34 - 17.63
                               2008 41,057,029  1.32 - 14.17   488,023,782          3.85      0.50 - 2.30   (1.49) - (0.07)
                               2007 42,064,064  1.34 - 14.18   496,489,123          3.35      0.50 - 2.30      6.35 - 7.02
                               2006 41,833,228  1.26 - 13.25   447,135,058          2.71      0.50 - 2.30      3.28 - 4.00
MIST RCM Technology            2010 21,798,046  0.70 - 17.48   151,310,709            --      0.50 - 2.30    24.79 - 27.08
  Investment Division          2009 20,279,891  0.55 - 13.76   114,450,499            --      0.50 - 2.30    55.36 - 58.17
                               2008 14,885,344   0.35 - 8.73    53,261,194         13.65      0.50 - 2.30   (45.31) - 7.25
                               2007 16,760,786   0.64 - 8.14   110,341,128            --      0.50 - 2.30    28.00 - 30.45
                               2006 10,256,627   0.50 - 6.24    51,632,591            --      0.50 - 2.30      4.17 - 4.52
MIST Lazard Mid Cap            2010  4,081,305  1.57 - 16.94    62,137,025          0.89      0.50 - 2.30    20.07 - 22.25
  Investment Division          2009  4,007,439  1.29 - 13.86    49,807,030          1.18      0.50 - 2.30    33.65 - 36.08
                               2008  4,047,265  0.96 - 10.18    36,431,561          1.00      0.50 - 2.30 (38.85) - (38.23)
                               2007  5,071,031  1.57 - 16.48    72,090,954          0.42      0.60 - 2.30   (4.27) - (2.14)
                               2006  3,903,205  1.64 - 16.84    55,911,346          0.36      0.95 - 2.30    13.10 - 13.71
MIST Invesco Small Cap Growth  2010  2,311,559  1.60 - 17.28    34,771,690            --      0.50 - 2.30    23.32 - 25.55
  Investment Division          2009  2,575,281  1.28 - 13.77    30,768,907            --      0.50 - 2.30    30.78 - 33.15
                               2008  2,229,587  0.97 - 10.34    19,921,697            --      0.50 - 2.30 (39.75) - (39.03)
                               2007  2,376,018  1.61 - 16.96    34,057,199            --      0.50 - 2.30     9.52 - 11.14
                               2006  2,158,042  1.47 - 15.26    26,549,551            --      0.60 - 2.30    13.08 - 13.46
MIST Harris Oakmark            2010 22,318,089  2.02 - 21.68   422,198,591          1.89      0.50 - 2.30    13.77 - 15.92
  International Investment     2009 18,765,510  1.76 - 18.71   304,862,337          7.37      0.50 - 2.30    51.54 - 54.46
  Division                     2008 16,641,709  1.15 - 12.13   169,380,762          1.70      0.50 - 2.30 (41.62) - (41.17)
                               2007 22,007,795  1.97 - 20.62   371,672,206          0.83      0.50 - 2.30   (1.99) - (1.62)
                               2006 20,907,041  2.01 - 20.96   349,659,655          2.26      0.50 - 2.30    27.22 - 30.11
MIST Oppenheimer Capital       2010  5,676,113  7.69 - 10.94    49,119,197          0.44      0.50 - 2.30      6.92 - 8.86
  Appreciation Investment      2009  4,735,360  7.20 - 10.10    38,120,403            --      0.50 - 2.30    40.44 - 42.99
  Division                     2008  3,465,804   5.12 - 7.08    19,734,348          3.52      0.50 - 2.30 (47.22) - (46.44)
                               2007  2,717,423  9.70 - 13.22    29,294,308          0.01      0.50 - 2.30    10.98 - 13.38
                               2006  1,363,060  8.74 - 11.66    13,043,745          0.12      0.95 - 2.20      4.55 - 6.68
MIST Legg Mason ClearBridge    2010  3,935,646  0.77 - 12.07    29,795,656          0.03      0.95 - 2.30    20.97 - 22.89
  Aggressive Growth Investment 2009  3,431,934   0.63 - 9.83    21,068,292          0.06      0.95 - 2.30    29.92 - 32.20
  Division                     2008  3,430,823   0.48 - 7.43    15,633,985          0.01      0.95 - 2.30 (39.54) - (39.24)
                               2007  4,023,244  0.79 - 12.29    28,814,564          0.12      0.95 - 2.30      0.00 - 1.65
                               2006  4,707,535  0.79 - 12.09    32,574,530            --      0.95 - 2.30   (2.58) - (2.47)
MIST Third Avenue Small Cap    2010    553,242 17.52 - 19.19    10,020,158          1.13      0.50 - 1.55    18.05 - 19.30
  Value Investment Division    2009    506,685 14.84 - 16.09     7,743,513          1.12      0.50 - 1.55    24.51 - 25.82
                               2008    420,511 11.92 - 12.78     5,140,445          0.72      0.50 - 1.55 (30.90) - (30.20)
                               2007    372,086 17.25 - 18.31     6,558,207          0.92      0.50 - 1.55   (4.54) - (3.48)
                               2006    263,473 18.07 - 18.97     4,845,048          0.40      0.50 - 1.55    11.54 - 15.25

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                             AS OF DECEMBER 31                  FOR THE YEAR ENDED DECEMBER 31
                                      ---------------------------------------- --------------------------------------------------
                                                      UNIT VALUE               INVESTMENT(1) EXPENSE RATIO(2)  TOTAL RETURN(3)
                                                       LOWEST TO           NET        INCOME        LOWEST TO        LOWEST TO
                                           UNITS     HIGHEST ($)    ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                      ---------- --------------- ------------- ------------- ---------------- -------------------
MIST Clarion Global Real Estate  2010 15,981,514    2.46 - 15.15   228,566,225          8.23      0.50 - 2.30    13.47 - 15.53
  Investment Division            2009 16,166,181    2.14 - 13.11   201,669,413          3.29      0.50 - 2.30    31.67 - 34.24
                                 2008 16,424,718     1.60 - 9.78   154,233,055          1.70      0.50 - 2.30 (42.03) - (41.96)
                                 2007 17,894,107    2.76 - 16.85   292,163,974          0.99      0.50 - 2.30 (15.60) - (15.41)
                                 2006 19,937,445    3.27 - 19.92   388,024,131          0.93      0.50 - 2.30    36.82 - 37.28
MIST Legg Mason Value Equity     2010  5,093,914     0.62 - 6.76    30,136,193          1.93      0.95 - 2.30      4.90 - 6.84
  Investment Division            2009  4,269,554     0.58 - 6.38    22,707,490          1.57      0.95 - 2.30    34.83 - 36.52
  (Commenced 5/1/2006)           2008  3,725,248     0.43 - 4.46    14,386,996          0.14      0.95 - 2.30 (54.86) - (54.74)
                                 2007  3,799,284     0.95 - 9.88    31,781,234          0.00      0.95 - 2.30   (7.77) - (6.62)
                                 2006  3,971,358    1.03 - 10.58    35,194,160          0.09      0.95 - 2.30     7.33 - 12.38
MIST SSgA Growth ETF             2010  7,423,121   10.74 - 11.81    84,197,233          1.40      0.50 - 2.30    11.56 - 13.58
  Investment Division            2009  5,430,802    9.63 - 10.39    54,665,570          1.01      0.50 - 2.30    26.17 - 28.45
  (Commenced 5/1/2006)           2008    867,152     7.63 - 8.09     6,844,874          1.50      0.50 - 2.30 (34.51) - (33.31)
                                 2007  1,059,021   11.65 - 12.13    12,618,364            --      0.50 - 2.30      3.10 - 5.48
                                 2006    323,370   11.30 - 11.50     3,697,379          2.12      0.95 - 2.20    11.31 - 12.93
MIST SSgA Growth and Income      2010 49,243,201   11.14 - 12.25   579,390,787          1.07      0.50 - 2.30     9.69 - 11.68
  ETF Investment Division        2009 17,209,210   10.16 - 10.97   182,595,296          1.00      0.50 - 2.30    22.04 - 24.27
  (Commenced 5/1/2006)           2008  1,018,446     8.32 - 8.83     8,767,451          1.56      0.50 - 2.30 (26.82) - (25.42)
                                 2007    447,213   11.37 - 11.84     5,202,299          0.00      0.50 - 2.30      2.90 - 5.43
                                 2006    266,996   11.05 - 11.23     2,982,650          2.24      0.95 - 2.20     9.26 - 10.70
MIST PIMCO Inflation             2010 33,648,714   12.86 - 14.87   467,910,969          2.26      0.50 - 2.30      5.32 - 7.31
  Protected Bond Investment      2009 24,705,878   12.21 - 13.86   322,661,010          3.28      0.50 - 2.30    15.37 - 17.60
  Division (Commenced 5/1/2006)  2008 16,609,891   10.58 - 11.78   186,022,258          3.60      0.50 - 2.30   (9.03) - (7.24)
                                 2007  3,482,189   11.63 - 12.70    42,383,973          1.71      0.65 - 2.30     8.29 - 10.34
                                 2006  1,251,815   10.74 - 11.51    13,942,129            --      0.65 - 2.30    (1.91) - 0.00
MIST Janus Forty Investment      2010  2,367,336 119.99 - 294.59   380,880,175          1.59      0.50 - 2.30      6.91 - 8.97
  Division (Commenced 4/30/2007) 2009  2,084,776 112.23 - 270.33   309,364,810            --      0.50 - 2.30    39.61 - 42.29
                                 2008  1,337,831  80.39 - 175.43   140,033,926          4.92      0.50 - 2.30 (43.31) - (42.40)
                                 2007    278,638 141.80 - 304.58    50,773,976            --      0.50 - 2.30    27.11 - 29.23
MIST BlackRock Large Cap         2010 20,665,064    6.44 - 81.32   657,439,675          1.33    (0.08) - 2.30     9.90 - 12.73
   Core Investment Division      2009 21,088,063    5.80 - 72.68   639,219,543          1.76      0.50 - 2.30    16.49 - 18.60
  (Commenced 4/30/2007)          2008 22,354,205    4.93 - 61.28   589,682,261          0.68      0.50 - 2.30 (38.14) - (36.07)
                                 2007 25,988,537    7.97 - 95.85 1,097,792,508            --      0.60 - 2.30    (0.04) - 5.73
Variable B Investment Division   2010    103,828  39.93 - 146.66    14,265,716          1.36    (0.08) - 1.00    11.62 - 11.89
                                 2009    122,189  35.69 - 131.40    15,078,294          1.65             1.00    18.25 - 18.55
                                 2008    142,021  30.10 - 111.12    14,787,926          0.71             1.00 (37.74) - (37.59)
                                 2007    167,124  48.23 - 178.48    28,073,493          1.59             1.00      5.57 - 6.09
                                 2006    202,085  45.46 - 169.07    32,075,445          1.35             1.00    12.99 - 14.11
Variable C Investment Division   2010      6,244 146.66 - 187.23     1,092,411          1.37    (0.08) - 1.00    11.62 - 12.73
                                 2009      6,758 131.40 - 166.08     1,044,718          1.62             1.00    18.25 - 19.43
                                 2008      9,309 111.12 - 139.06     1,191,340          0.73             1.00 (37.74) - (37.12)
                                 2007     11,081 178.48 - 221.14     2,233,598          1.54             1.00      5.57 - 6.63
                                 2006     11,969 169.07 - 207.39     2,255,006          1.36             1.00    12.99 - 14.11

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                 AS OF DECEMBER 31                              FOR THE YEAR ENDED DECEMBER 31
                                      ---------------------------------------- --------------------------------------------------
                                                        UNIT VALUE             INVESTMENT(1) EXPENSE RATIO(2)  TOTAL RETURN(3)
                                                         LOWEST TO         NET        INCOME        LOWEST TO        LOWEST TO
                                           UNITS       HIGHEST ($)  ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                      ---------- ----------------- ----------- ------------- ---------------- -------------------
MIST American Funds Balanced     2010 54,397,965      9.65 - 10.17 539,848,602          1.00      0.50 - 2.30     9.61 - 11.67
  Allocation Investment Division 2009 30,034,186       8.81 - 9.11 269,080,901            --      0.50 - 2.30    26.39 - 29.21
  (Commenced 4/28/2008)          2008  9,087,721       6.97 - 7.06  63,741,086          6.96      0.50 - 2.30 (30.30) - (29.40)
MIST American Funds Growth       2010 35,239,687       9.18 - 9.64 332,353,082          0.88      0.50 - 2.30    10.91 - 12.92
  Allocation Investment Division 2009 32,850,723       8.28 - 8.54 276,545,341            --      0.50 - 2.30    31.00 - 33.36
  (Commenced 4/28/2008)          2008 15,561,108       6.32 - 6.40  99,006,699          7.24      0.50 - 2.30 (36.80) - (36.00)
MIST American Funds Growth       2010 21,779,384       9.00 - 9.27 201,192,477          0.18      1.15 - 2.25    15.69 - 16.97
  Investment Division            2009  8,205,983       7.78 - 7.92  64,876,014            --      1.15 - 2.25    35.80 - 37.30
  (Commenced 11/7/2008 and
  began transactions in 2009)
MIST American Funds Moderate     2010 75,010,392      9.89 - 10.39 762,782,012          1.41      0.50 - 2.30      7.40 - 9.36
  Allocation Investment Division 2009 46,032,309       9.21 - 9.50 431,332,093            --      0.50 - 2.30    20.59 - 22.79
  (Commenced 4/28/2008)          2008 15,201,857       7.64 - 7.74 116,911,851          6.90      0.50 - 2.30 (23.60) - (22.60)
MIST American Funds Bond         2010  5,961,314     10.12 - 10.43  61,894,293          1.53      1.15 - 2.25      3.74 - 4.89
  Investment Division            2009  1,987,475       9.79 - 9.94  19,704,304            --      1.15 - 2.05     9.85 - 10.84
  (Commenced 11/7/2008)
MIST Met/Templeton Growth        2010  1,927,337       8.96 - 9.34  17,633,999          1.01      0.50 - 2.05      5.48 - 7.12
  Investment Division            2009  1,114,271       8.50 - 8.72   9,591,357          0.02      0.50 - 2.05    29.92 - 31.97
  (Commenced 4/28/2008)          2008    329,768       6.54 - 6.61   2,167,857          1.01      0.50 - 2.30 (34.60) - (33.90)
MIST Met/Franklin Income         2010  5,033,319     10.84 - 11.37  56,016,534          3.76      0.50 - 2.30     9.28 - 11.26
  Investment Division            2009  2,693,910      9.92 - 10.22  27,160,816            --      0.50 - 2.30    24.92 - 27.19
  (Commenced 4/28/2008)          2008  1,062,043       7.94 - 8.01   8,486,992          4.42      0.95 - 2.30 (20.60) - (19.90)
MIST Met/Franklin Mutual         2010  4,333,640       8.69 - 9.12  38,703,192            --      0.50 - 2.30     8.51 - 10.46
  Shares Investment Division     2009  2,188,969       8.01 - 8.25  17,828,821            --      0.50 - 2.30    22.05 - 24.27
  (Commenced 4/28/2008)          2008    696,867       6.57 - 6.64   4,602,420          5.65      0.50 - 2.30 (34.30) - (33.60)
MIST Met/Franklin Templeton      2010  6,203,619       9.44 - 9.91  60,196,783            --      0.50 - 2.30      7.54 - 9.49
  Founding Strategy Investment   2009  5,631,074       8.78 - 9.05  50,292,640            --      0.50 - 2.30    25.64 - 27.92
  Division (Commenced 4/28/2008) 2008  2,808,700       7.01 - 7.06  19,766,948          3.23      0.95 - 2.30 (29.90) - (29.40)
MIST Dreman Small Cap Value      2010    657,621     14.17 - 14.91   9,722,885          0.58      1.15 - 2.05    16.83 - 17.89
  Investment Division            2009    238,413     12.13 - 12.65   2,992,834          0.18      1.15 - 2.05    26.17 - 27.30
  (Commenced 11/7/2008 and
  began transactions in 2009)
MIST Met/Templeton International 2010    363,350     12.08 - 12.25   4,442,866          0.46      1.15 - 2.00    11.30 - 12.25
  Bond Investment Division       2009     64,135     10.85 - 10.92     699,311            --      1.15 - 2.00      8.53 - 9.15
  (Commenced 5/4/2009)
MIST Loomis Sayles Global        2010  1,021,819     12.54 - 13.20  13,393,060          2.23      1.15 - 2.25    19.30 - 20.62
  Markets Investment Division    2009    277,759     10.60 - 10.94   3,025,890          0.16      1.15 - 2.00    38.04 - 39.22
  (Commenced 11/7/2008 and
  began transactions in 2009)
MIST MFS Emerging Markets        2010  2,608,505     12.08 - 12.72  32,997,742          0.84      1.15 - 2.25    20.90 - 22.24
  Equity Investment Division     2009    922,163     10.07 - 10.41   9,547,667          0.16      1.15 - 2.05    65.54 - 67.02
  (Commenced 11/7/2008 and
  began transactions in 2009)

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONCLUDED)

8. FINANCIAL HIGHLIGHTS -- (CONCLUDED)

                                                         AS OF DECEMBER 31                  FOR THE YEAR ENDED DECEMBER 31
                                   --------------------------------------- --------------------------------------------------
                                                  UNIT VALUE               INVESTMENT(1) EXPENSE RATIO(2)  TOTAL RETURN(3)
                                                   LOWEST TO           NET        INCOME        LOWEST TO        LOWEST TO
                                        UNITS    HIGHEST ($)    ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                   ---------- -------------- ------------- ------------- ---------------- -------------------
MIST Pioneer Strategic Income 2010  1,345,150  22.44 - 26.04    34,118,467          3.53      1.15 - 2.05     9.77 - 10.76
  Investment Division         2009    323,516  20.44 - 23.51     7,426,917          0.48      1.15 - 2.05    30.07 - 31.25
  (Commenced 11/7/2008 and
  began transactions in 2009)
MIST Morgan Stanley Mid Cap   2010 24,873,224   1.51 - 16.94   386,858,882            --      0.50 - 2.30    15.85 - 16.84
  Growth Investment Division
  (Commenced 5/3/2010)
MIST Met/Eaton Vance Floating 2010    127,652  10.18 - 10.24     1,306,114            --      1.15 - 2.05      1.81 - 2.42
  Rate Investment Division
  (Commenced 5/3/2010)
American Funds Growth         2010  7,571,854 13.72 - 186.99 1,104,322,652          0.71      0.50 - 2.55    15.70 - 17.91
  Investment Division         2009  8,261,553 11.70 - 158.74 1,020,275,073          0.67      0.50 - 2.55    35.90 - 38.52
                              2008  8,477,946  8.50 - 114.72   752,066,110          0.81      0.50 - 2.30 (44.66) - (44.39)
                              2007  8,771,329 15.36 - 206.31 1,357,133,444          0.81      0.50 - 2.30    11.22 - 11.51
                              2006  8,417,997 13.81 - 185.02 1,149,387,485          0.85      0.50 - 2.55     9.17 - 11.82
American Funds Growth-Income  2010  7,599,619   9.91 - 124.6   738,591,508          1.51      0.50 - 2.55     8.62 - 10.71
  Investment Division         2009  7,531,106  9.04 - 112.66   664,724,752          1.65      0.50 - 2.55    27.94 - 30.40
                              2008  7,608,552   7.00 - 86.49   510,830,623          1.67      0.50 - 2.30 (38.81) - (38.31)
                              2007  8,436,306 11.44 - 140.21   910,533,909          1.55      0.50 - 2.30      3.34 - 4.25
                              2006  8,315,172 11.07 - 134.49   837,771,670          1.64      0.50 - 2.55    13.42 - 16.88
American Funds Global Small   2010 21,870,431   3.03 - 33.77   638,167,766          1.73      0.50 - 2.55    19.33 - 21.62
  Capitalization Investment   2009 22,146,914   2.52 - 27.79   528,416,498          0.29      0.50 - 2.55    57.24 - 60.26
  Division                    2008 21,297,918   1.59 - 17.36   315,284,802            --      0.50 - 2.30 (54.18) - (53.87)
                              2007 23,822,033   3.47 - 37.63   739,389,771          2.98      0.50 - 2.30    19.66 - 20.49
                              2006 19,667,484   2.90 - 31.23   508,804,900          0.46      0.50 - 2.55    21.85 - 24.08
American Funds Bond           2010  8,896,331  14.11 - 18.31   144,729,120          2.96      0.50 - 2.55      3.76 - 5.75
  Investment Division         2009  9,420,222  13.60 - 17.31   146,076,081          3.27      0.50 - 2.55     9.76 - 11.88
  (Commenced 5/1/2006 )       2008  9,086,361  12.39 - 15.47   126,975,777          5.10      0.50 - 2.30  (11.63) - (9.95)
                              2007 11,530,901  14.02 - 17.18   180,371,726          8.58      0.50 - 2.30      0.72 - 2.63
                              2006  3,673,065  13.92 - 16.74    56,466,709          1.06      0.50 - 2.55      4.27 - 6.32

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Divisions from the underlying portfolio, series, or fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the Investment Division is affected by the timing of the declaration of dividends by the underlying portfolio, series, or fund in which the Investment Division invests. The investment income ratio is calculated as a weighted average ratio since the Investment Division may invest in two or more share classes, if any, within the underlying portfolio, series or fund of the Trusts which may have unique investment income ratios.

(2) These amounts represent the annualized contract expenses of each of the applicable Investment Divisions, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying portfolio, series, or fund have been excluded.

(3) These amounts represent the total return for the period indicated, including changes in the value of the underlying portfolio, series, or fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum returns, based on minimum and maximum returns within each product grouping of the applicable Investment Divisions.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of Metropolitan Life Insurance Company:

We have audited the accompanying consolidated balance sheets of Metropolitan Life Insurance Company and subsidiaries (the "Company") as of December 31, 2010 and 2009, and the related consolidated statements of operations, equity and cash flows for each of the three years in the period ended December 31, 2010. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Metropolitan Life Insurance Company and subsidiaries as of December 31, 2010 and 2009, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1, the Company changed its method of accounting for the recognition and presentation of other-than-temporary impairment losses for certain investments as required by accounting guidance adopted on April 1, 2009, and changed its method of accounting for certain assets and liabilities to a fair value measurement approach as required by accounting guidance adopted on January 1, 2008.

/s/ DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP

New York, New York
March 31, 2011

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                          CONSOLIDATED BALANCE SHEETS
                          DECEMBER 31, 2010 AND 2009

                (IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)

                                                                                                                           2010
                                                                                                                         --------
ASSETS
Investments:
   Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $153,708 and $145,439, respectively)....................................................................................................... $159,535
   Equity securities available-for-sale, at estimated fair value (cost: $1,898 and $2,191, respectively)................    1,821
   Trading and other securities, at estimated fair value (includes: $463 and $420 of actively traded securities,
    respectively; and $201 and $0, respectively, relating to variable interest entities)................................      735
   Mortgage loans (net of valuation allowances of $522 and $594, respectively)..........................................   41,667
   Policy loans.........................................................................................................    8,270
   Real estate and real estate joint ventures (includes $10 and $18, respectively, relating to variable interest
    entities)...........................................................................................................    5,755
   Other limited partnership interests (includes $187 and $236, respectively, relating to variable interest entities)...    4,517
   Short-term investments, principally at estimated fair value..........................................................    2,369
   Other invested assets, principally at estimated fair value (includes $102 and $137, respectively, relating to
    variable interest entities).........................................................................................    7,822
                                                                                                                         --------
      Total investments.................................................................................................  232,491
Cash and cash equivalents, principally at estimated fair value (includes $55 and $9, respectively, relating to variable
 interest entities).....................................................................................................    3,485
Accrued investment income (includes $3 and $0, respectively, relating to variable interest entities)....................    2,183
Premiums, reinsurance and other receivables (includes $1 and $0, respectively, relating to variable interest
 entities)..............................................................................................................   26,802
Deferred policy acquisition costs and value of business acquired........................................................    8,191
Current income tax recoverable..........................................................................................       --
Deferred income tax assets..............................................................................................       --
Other assets (includes $6 and $16, respectively, relating to variable interest entities)................................    4,426
Separate account assets.................................................................................................   97,829
                                                                                                                         --------
      Total assets...................................................................................................... $375,407
                                                                                                                         ========
LIABILITIES AND EQUITY
LIABILITIES
Future policy benefits.................................................................................................. $102,950
Policyholder account balances...........................................................................................   88,922
Other policy-related balances...........................................................................................    5,649
Policyholder dividends payable..........................................................................................      722
Policyholder dividend obligation........................................................................................      876
Payables for collateral under securities loaned and other transactions..................................................   17,014
Short-term debt.........................................................................................................      102
Long-term debt (includes $236 and $64, respectively, at estimated fair value, relating to variable interest entities)...    3,610
Current income tax payable..............................................................................................      155
Deferred income tax liability...........................................................................................      950
Other liabilities (includes $61 and $26, respectively, relating to variable interest entities)..........................   35,113
Separate account liabilities............................................................................................   97,829
                                                                                                                         --------
      Total liabilities.................................................................................................  353,892
                                                                                                                         --------
CONTINGENCIES, COMMITMENTS AND GUARANTEES (NOTE 13)
EQUITY
Metropolitan Life Insurance Company stockholder's equity:
   Common stock, par value $0.01 per share; 1,000,000,000 shares authorized; 494,466,664 shares issued and
    outstanding at both December 31, 2010 and 2009......................................................................        5
   Additional paid-in capital...........................................................................................   14,445
   Retained earnings....................................................................................................    6,001
   Accumulated other comprehensive income (loss)........................................................................      916
                                                                                                                         --------
      Total Metropolitan Life Insurance Company stockholder's equity....................................................   21,367
Noncontrolling interests................................................................................................      148
                                                                                                                         --------
      Total equity......................................................................................................   21,515
                                                                                                                         --------
      Total liabilities and equity...................................................................................... $375,407
                                                                                                                         ========

                                                                                                                           2009
                                                                                                                         --------
ASSETS
Investments:
   Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $153,708 and $145,439, respectively)....................................................................................................... $144,649
   Equity securities available-for-sale, at estimated fair value (cost: $1,898 and $2,191, respectively)................    2,116
   Trading and other securities, at estimated fair value (includes: $463 and $420 of actively traded securities,
    respectively; and $201 and $0, respectively, relating to variable interest entities)................................      471
   Mortgage loans (net of valuation allowances of $522 and $594, respectively)..........................................   40,620
   Policy loans.........................................................................................................    8,099
   Real estate and real estate joint ventures (includes $10 and $18, respectively, relating to variable interest
    entities)...........................................................................................................    5,711
   Other limited partnership interests (includes $187 and $236, respectively, relating to variable interest entities)...    4,215
   Short-term investments, principally at estimated fair value..........................................................    3,315
   Other invested assets, principally at estimated fair value (includes $102 and $137, respectively, relating to
    variable interest entities).........................................................................................    6,811
                                                                                                                         --------
      Total investments.................................................................................................  216,007
Cash and cash equivalents, principally at estimated fair value (includes $55 and $9, respectively, relating to variable
 interest entities).....................................................................................................    3,347
Accrued investment income (includes $3 and $0, respectively, relating to variable interest entities)....................    2,066
Premiums, reinsurance and other receivables (includes $1 and $0, respectively, relating to variable interest
 entities)..............................................................................................................   26,375
Deferred policy acquisition costs and value of business acquired........................................................    9,364
Current income tax recoverable..........................................................................................      121
Deferred income tax assets..............................................................................................    1,094
Other assets (includes $6 and $16, respectively, relating to variable interest entities)................................    4,206
Separate account assets.................................................................................................   80,377
                                                                                                                         --------
      Total assets...................................................................................................... $342,957
                                                                                                                         ========
LIABILITIES AND EQUITY
LIABILITIES
Future policy benefits.................................................................................................. $ 99,960
Policyholder account balances...........................................................................................   86,590
Other policy-related balances...........................................................................................    5,627
Policyholder dividends payable..........................................................................................      761
Policyholder dividend obligation........................................................................................       --
Payables for collateral under securities loaned and other transactions..................................................   14,662
Short-term debt.........................................................................................................      319
Long-term debt (includes $236 and $64, respectively, at estimated fair value, relating to variable interest entities)...    3,502
Current income tax payable..............................................................................................       --
Deferred income tax liability...........................................................................................       --
Other liabilities (includes $61 and $26, respectively, relating to variable interest entities)..........................   33,690
Separate account liabilities............................................................................................   80,377
                                                                                                                         --------
      Total liabilities.................................................................................................  325,488
                                                                                                                         --------
CONTINGENCIES, COMMITMENTS AND GUARANTEES (NOTE 13)
EQUITY
Metropolitan Life Insurance Company stockholder's equity:
   Common stock, par value $0.01 per share; 1,000,000,000 shares authorized; 494,466,664 shares issued and
    outstanding at both December 31, 2010 and 2009......................................................................        5
   Additional paid-in capital...........................................................................................   14,438
   Retained earnings....................................................................................................    4,817
   Accumulated other comprehensive income (loss)........................................................................   (2,082)
                                                                                                                         --------
      Total Metropolitan Life Insurance Company stockholder's equity....................................................   17,178
Noncontrolling interests................................................................................................      291
                                                                                                                         --------
      Total equity......................................................................................................   17,469
                                                                                                                         --------
      Total liabilities and equity...................................................................................... $342,957
                                                                                                                         ========

       SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                     CONSOLIDATED STATEMENTS OF OPERATIONS
             FOR THE YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008

                                 (IN MILLIONS)

                                                                                 2010     2009     2008
                                                                               -------  -------  -------
REVENUES
Premiums...................................................................... $18,519  $18,629  $18,444
Universal life and investment-type product policy fees........................   2,075    2,067    2,285
Net investment income.........................................................  11,605   10,189   11,114
Other revenues................................................................   1,725    1,739    1,882
Net investment gains (losses):
   Other-than-temporary impairments on fixed maturity securities..............    (510)  (1,521)    (787)
   Other-than-temporary impairments on fixed maturity securities transferred
     to other comprehensive income (loss).....................................     150      623       --
   Other net investment gains (losses)........................................     190     (769)    (742)
                                                                               -------  -------  -------
       Total net investment gains (losses)....................................    (170)  (1,667)  (1,529)
   Net derivative gains (losses)..............................................    (266)  (4,428)   5,001
                                                                               -------  -------  -------
          Total revenues......................................................  33,488   26,529   37,197
                                                                               -------  -------  -------
EXPENSES
Policyholder benefits and claims..............................................  20,707   20,662   20,699
Interest credited to policyholder account balances............................   2,523    2,669    3,181
Policyholder dividends........................................................   1,443    1,612    1,716
Other expenses................................................................   6,259    6,009    6,578
                                                                               -------  -------  -------
          Total expenses......................................................  30,932   30,952   32,174
                                                                               -------  -------  -------
Income (loss) from continuing operations before provision for income tax......   2,556   (4,423)   5,023
Provision for income tax expense (benefit)....................................     782   (1,890)   1,650
                                                                               -------  -------  -------
Income (loss) from continuing operations, net of income tax...................   1,774   (2,533)   3,373
Income (loss) from discontinued operations, net of income tax.................      18       11     (189)
                                                                               -------  -------  -------
Net income (loss).............................................................   1,792   (2,522)   3,184
Less: Net income (loss) attributable to noncontrolling interests..............      (3)      (5)      97
                                                                               -------  -------  -------
Net income (loss) attributable to Metropolitan Life Insurance Company......... $ 1,795  $(2,517) $ 3,087
                                                                               =======  =======  =======

       SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                       CONSOLIDATED STATEMENTS OF EQUITY
                     FOR THE YEAR ENDED DECEMBER 31, 2010

                                 (IN MILLIONS)







                                                                               ADDITIONAL
                                                                        COMMON  PAID-IN   RETAINED
                                                                        STOCK   CAPITAL   EARNINGS
                                                                        ------ ---------- --------
Balance at December 31, 2009...........................................   $5    $14,438    $4,817
Cumulative effect of change in accounting principle, net of income tax
 (Note 1)..............................................................                        30
                                                                          --    -------    ------
Balance at January 1, 2010.............................................    5     14,438     4,847
Cumulative effect of change in accounting principle, net of income tax
 (Note 1)..............................................................                       (10)
Capital contributions from MetLife, Inc. (Note 15).....................               3
Excess tax benefits related to stock-based compensation................               4
Dividends on common stock..............................................                      (631)
Change in equity of noncontrolling interests...........................
Comprehensive income (loss):
  Net income (loss)....................................................                     1,795
  Other comprehensive income (loss):...................................
    Unrealized gains (losses) on derivative instruments, net of income tax........................................................
    Unrealized investment gains (losses), net of related offsets and income tax....................................................
    Foreign currency translation adjustments, net of income
     tax...............................................................
    Defined benefit plans adjustment, net of income tax................

      Other comprehensive income (loss)................................

  Comprehensive income (loss)..........................................
                                                                          --    -------    ------
Balance at December 31, 2010...........................................   $5    $14,445    $6,001
                                                                          ==    =======    ======

                                                                                        ACCUMULATED OTHER
                                                                                   COMPREHENSIVE INCOME (LOSS)
                                                                        ------------------------------------------------


                                                                             NET                     FOREIGN    DEFINED
                                                                          UNREALIZED   OTHER-THAN-  CURRENCY    BENEFIT
                                                                          INVESTMENT    TEMPORARY  TRANSLATION   PLANS
                                                                        GAINS (LOSSES) IMPAIRMENTS ADJUSTMENTS ADJUSTMENT
                                                                        -------------- ----------- ----------- ----------
Balance at December 31, 2009...........................................     $ (265)       $(341)      $ 51      $(1,527)
Cumulative effect of change in accounting principle, net of income tax
 (Note 1)..............................................................
                                                                            ------        -----       ----      -------
Balance at January 1, 2010.............................................       (265)        (341)        51       (1,527)
Cumulative effect of change in accounting principle, net of income tax
 (Note 1)..............................................................         10
Capital contributions from MetLife, Inc. (Note 15).....................
Excess tax benefits related to stock-based compensation................
Dividends on common stock..............................................
Change in equity of noncontrolling interests...........................
Comprehensive income (loss):
  Net income (loss)....................................................
  Other comprehensive income (loss):...................................
    Unrealized gains (losses) on derivative instruments, net of
     income tax........................................................        118
    Unrealized investment gains (losses), net of related offsets
     and income tax....................................................      2,701           87
    Foreign currency translation adjustments, net of income
     tax...............................................................                                (16)
    Defined benefit plans adjustment, net of income tax................                                              98

      Other comprehensive income (loss)................................

  Comprehensive income (loss)..........................................
                                                                            ------        -----       ----      -------
Balance at December 31, 2010...........................................     $2,564        $(254)      $ 35      $(1,429)
                                                                            ======        =====       ====      =======



                                                                            TOTAL
                                                                         METROPOLITAN
                                                                        LIFE INSURANCE
                                                                           COMPANY
                                                                        STOCKHOLDER'S  NONCONTROLLING  TOTAL
                                                                            EQUITY       INTERESTS     EQUITY
                                                                        -------------- -------------- -------
Balance at December 31, 2009...........................................    $17,178         $ 291      $17,469
Cumulative effect of change in accounting principle, net of income tax
 (Note 1)..............................................................         30                         30
                                                                           -------         -----      -------
Balance at January 1, 2010.............................................     17,208           291       17,499
Cumulative effect of change in accounting principle, net of income tax
 (Note 1)..............................................................         --                         --
Capital contributions from MetLife, Inc. (Note 15).....................          3                          3
Excess tax benefits related to stock-based compensation................          4                          4
Dividends on common stock..............................................       (631)                      (631)
Change in equity of noncontrolling interests...........................                     (146)        (146)
Comprehensive income (loss):
  Net income (loss)....................................................      1,795            (3)       1,792
  Other comprehensive income (loss):...................................
    Unrealized gains (losses) on derivative instruments, net of
     income tax........................................................        118                        118
    Unrealized investment gains (losses), net of related offsets
     and income tax....................................................      2,788             6        2,794
    Foreign currency translation adjustments, net of income
     tax...............................................................        (16)                       (16)
    Defined benefit plans adjustment, net of income tax................         98                         98
                                                                           -------         -----      -------
      Other comprehensive income (loss)................................      2,988             6        2,994
                                                                           -------         -----      -------
  Comprehensive income (loss)..........................................      4,783             3        4,786
                                                                           -------         -----      -------
Balance at December 31, 2010...........................................    $21,367         $ 148      $21,515
                                                                           =======         =====      =======

       SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                 CONSOLIDATED STATEMENTS OF EQUITY (CONTINUED)
                     FOR THE YEAR ENDED DECEMBER 31, 2009

                                 (IN MILLIONS)







                                                                                          ADDITIONAL
                                                                                   COMMON  PAID-IN   RETAINED
                                                                                   STOCK   CAPITAL   EARNINGS
                                                                                   ------ ---------- --------
Balance at December 31, 2008......................................................   $5    $14,437   $ 7,298
Cumulative effect of change in accounting principle, net of income tax (Note 1)...                        36
  Capital contributions from MetLife, Inc. (Note 15)..............................               3
  Excess tax liabilities related to stock-based compensation......................              (2)
  Change in equity of noncontrolling interests....................................
Comprehensive income (loss):
  Net income (loss)...............................................................                    (2,517)
  Other comprehensive income (loss):..............................................
    Unrealized gains (losses) on derivative instruments, net of income tax........
    Unrealized investment gains (losses), net of related offsets and income tax...
    Foreign currency translation adjustments, net of income tax...................
    Defined benefit plans adjustment, net of income tax...........................

    Other comprehensive income (loss).............................................

  Comprehensive income (loss).....................................................

Balance at December 31, 2009......................................................   $5    $14,438   $ 4,817
                                                                                     ==    =======   =======

                                                                                                   ACCUMULATED OTHER
                                                                                              COMPREHENSIVE INCOME (LOSS)
                                                                                   --------------------------------------


                                                                                        NET                     FOREIGN
                                                                                     UNREALIZED   OTHER-THAN-  CURRENCY
                                                                                     INVESTMENT    TEMPORARY  TRANSLATION
                                                                                   GAINS (LOSSES) IMPAIRMENTS ADJUSTMENTS
                                                                                   -------------- ----------- -----------
Balance at December 31, 2008......................................................    $(7,701)       $  --       $143
Cumulative effect of change in accounting principle, net of income tax (Note 1)...                     (36)
  Capital contributions from MetLife, Inc. (Note 15)..............................
  Excess tax liabilities related to stock-based compensation......................
  Change in equity of noncontrolling interests....................................
Comprehensive income (loss):
  Net income (loss)...............................................................
  Other comprehensive income (loss):..............................................
    Unrealized gains (losses) on derivative instruments, net of income tax........       (162)
    Unrealized investment gains (losses), net of related offsets and income tax...      7,598         (305)
    Foreign currency translation adjustments, net of income tax...................                                (92)
    Defined benefit plans adjustment, net of income tax...........................

    Other comprehensive income (loss).............................................

  Comprehensive income (loss).....................................................

Balance at December 31, 2009......................................................    $  (265)       $(341)      $ 51
                                                                                      =======        =====       ====


                                                                                   ----------
                                                                                                  TOTAL
                                                                                               METROPOLITAN
                                                                                    DEFINED   LIFE INSURANCE
                                                                                    BENEFIT      COMPANY
                                                                                     PLANS    STOCKHOLDER'S  NONCONTROLLING
                                                                                   ADJUSTMENT     EQUITY       INTERESTS
                                                                                   ---------- -------------- --------------
Balance at December 31, 2008......................................................  $(1,437)     $12,745          $ 83
Cumulative effect of change in accounting principle, net of income tax (Note 1)...                    --
  Capital contributions from MetLife, Inc. (Note 15)..............................                     3
  Excess tax liabilities related to stock-based compensation......................                    (2)
  Change in equity of noncontrolling interests....................................                                 218
Comprehensive income (loss):
  Net income (loss)...............................................................                (2,517)           (5)
  Other comprehensive income (loss):..............................................
    Unrealized gains (losses) on derivative instruments, net of income tax........                  (162)
    Unrealized investment gains (losses), net of related offsets and income tax...                 7,293            (5)
    Foreign currency translation adjustments, net of income tax...................                   (92)
    Defined benefit plans adjustment, net of income tax...........................      (90)         (90)
                                                                                                 -------          ----
    Other comprehensive income (loss).............................................                 6,949            (5)
                                                                                                 -------          ----
  Comprehensive income (loss).....................................................                 4,432           (10)
                                                                                                 -------          ----
Balance at December 31, 2009......................................................  $(1,527)     $17,178          $291
                                                                                    =======      =======          ====







                                                                                    TOTAL
                                                                                    EQUITY
                                                                                   -------
Balance at December 31, 2008...................................................... $12,828
Cumulative effect of change in accounting principle, net of income tax (Note 1)...      --
  Capital contributions from MetLife, Inc. (Note 15)..............................       3
  Excess tax liabilities related to stock-based compensation......................      (2)
  Change in equity of noncontrolling interests....................................     218
Comprehensive income (loss):
  Net income (loss)...............................................................  (2,522)
  Other comprehensive income (loss):..............................................
    Unrealized gains (losses) on derivative instruments, net of income tax........    (162)
    Unrealized investment gains (losses), net of related offsets and income tax...   7,288
    Foreign currency translation adjustments, net of income tax...................     (92)
    Defined benefit plans adjustment, net of income tax...........................     (90)
                                                                                   -------
    Other comprehensive income (loss).............................................   6,944
                                                                                   -------
  Comprehensive income (loss).....................................................   4,422
                                                                                   -------
Balance at December 31, 2009...................................................... $17,469
                                                                                   =======

       SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               CONSOLIDATED STATEMENTS OF EQUITY -- (CONTINUED)
                     FOR THE YEAR ENDED DECEMBER 31, 2008

                                 (IN MILLIONS)

                                                                                                      ACCUMULATED OTHER
                                                                                                 COMPREHENSIVE INCOME (LOSS)
                                                                                            ------------------------------------


                                                                                                 NET         FOREIGN    DEFINED

                                                                        ADDITIONAL            UNREALIZED    CURRENCY    BENEFIT
                                                                 COMMON  PAID-IN   RETAINED   INVESTMENT   TRANSLATION   PLANS
                                                                 STOCK   CAPITAL   EARNINGS GAINS (LOSSES) ADJUSTMENTS ADJUSTMENT
                                                                 ------ ---------- -------- -------------- ----------- ----------
Balance at December 31, 2007....................................   $5    $14,426   $ 5,529     $ 1,342        $ 283     $  (284)
Treasury stock transactions, net -- by subsidiary...............             (11)
Capital contributions from MetLife, Inc. (Note 15)..............              13
Excess tax benefits related to stock-based compensation.........               9
Dividends of interest in subsidiary (Note 2)....................                    (1,318)
Dividends on subsidiary common stock............................
Change in equity of noncontrolling interests....................
Comprehensive income (loss):
   Net income (loss)............................................                     3,087
   Other comprehensive income (loss):...........................
      Unrealized gains (losses) on derivative instruments,
       net of income tax........................................                                   272
      Unrealized investment gains (losses), net of related
       offsets and income tax...................................                                (9,315)
      Foreign currency translation adjustments, net of
       income tax...............................................                                               (140)
      Defined benefit plans adjustment, net of income tax.......                                                         (1,153)

      Other comprehensive income (loss).........................

   Comprehensive income (loss)..................................
                                                                   --    -------   -------     -------        -----     -------
Balance at December 31, 2008....................................   $5    $14,437   $ 7,298     $(7,701)       $ 143     $(1,437)
                                                                   ==    =======   =======     =======        =====     =======



                                                                     TOTAL
                                                                  METROPOLITAN
                                                                 LIFE INSURANCE
                                                                                NONCONTROLLING INTERESTS
                                                                    COMPANY     ----------------------
                                                                 STOCKHOLDER'S  DISCONTINUED  CONTINUING  TOTAL
                                                                     EQUITY      OPERATIONS   OPERATIONS  EQUITY
                                                                 -------------- ------------  ---------- --------
Balance at December 31, 2007....................................    $ 21,301      $ 1,534        $162    $ 22,997
Treasury stock transactions, net -- by subsidiary...............         (11)                                 (11)
Capital contributions from MetLife, Inc. (Note 15)..............          13                                   13
Excess tax benefits related to stock-based compensation.........           9                                    9
Dividends of interest in subsidiary (Note 2)....................      (1,318)                              (1,318)
Dividends on subsidiary common stock............................                       34                      34
Change in equity of noncontrolling interests....................                   (1,409)        (82)     (1,491)
Comprehensive income (loss):
   Net income (loss)............................................       3,087           94           3       3,184
   Other comprehensive income (loss):...........................
      Unrealized gains (losses) on derivative instruments,
       net of income tax........................................         272                                  272
      Unrealized investment gains (losses), net of related
       offsets and income tax...................................      (9,315)        (150)                 (9,465)
      Foreign currency translation adjustments, net of
       income tax...............................................        (140)        (107)                   (247)
      Defined benefit plans adjustment, net of income tax.......      (1,153)           4                  (1,149)
                                                                    --------      -------        ----    --------
      Other comprehensive income (loss).........................     (10,336)        (253)         --     (10,589)
                                                                    --------      -------        ----    --------
   Comprehensive income (loss)..................................      (7,249)        (159)          3      (7,405)
                                                                    --------      -------        ----    --------
Balance at December 31, 2008....................................    $ 12,745      $    --        $ 83    $ 12,828
                                                                    ========      =======        ====    ========

       SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
             FOR THE YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008

                                 (IN MILLIONS)

                                                                                     2010      2009      2008
                                                                                   --------  --------  --------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)................................................................. $  1,792  $ (2,522) $  3,184
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
   Depreciation and amortization expenses.........................................      394       381       258
   Amortization of premiums and accretion of discounts associated with
     investments, net.............................................................     (709)     (715)     (660)
   (Gains) losses on investments and derivatives and from sales of businesses,
     net..........................................................................      380     6,081    (2,868)
   Undistributed equity earnings of real estate joint ventures and other limited
     partnership interests........................................................     (270)      716       524
   Interest credited to policyholder account balances.............................    2,523     2,669     3,289
   Universal life and investment-type product policy fees.........................   (2,075)   (2,067)   (2,285)
   Change in trading and other securities.........................................      (14)     (165)       74
   Change in accrued investment income............................................     (117)       14       316
   Change in premiums, reinsurance and other receivables..........................     (377)     (507)   (1,734)
   Change in deferred policy acquisition costs, net...............................      147      (441)     (100)
   Change in income tax recoverable (payable).....................................      735    (2,340)      630
   Change in other assets.........................................................      283       (10)    2,828
   Change in insurance-related liabilities and policy-related balances............    2,469     2,582     5,117
   Change in other liabilities....................................................      684     3,330     1,730
   Other, net.....................................................................      266        85       161
                                                                                   --------  --------  --------
Net cash provided by operating activities.........................................    6,111     7,091    10,464
                                                                                   --------  --------  --------
CASH FLOWS FROM INVESTING ACTIVITIES
   Sales, maturities and repayments of:
      Fixed maturity securities...................................................   49,828    41,437    68,089
      Equity securities...........................................................      520     1,030     2,140
      Mortgage loans..............................................................    4,853     4,589     5,238
      Real estate and real estate joint ventures..................................      241        30       159
      Other limited partnership interests.........................................      383       751       404
   Purchases of:
      Fixed maturity securities...................................................  (57,961)  (51,066)  (56,251)
      Equity securities...........................................................     (157)     (544)   (1,094)
      Mortgage loans..............................................................   (5,820)   (3,231)   (8,819)
      Real estate and real estate joint ventures..................................     (539)     (318)   (1,071)
      Other limited partnership interests.........................................     (614)     (585)   (1,163)
   Cash received in connection with freestanding derivatives......................      712     1,801     5,448
   Cash paid in connection with freestanding derivatives..........................     (920)   (1,748)   (5,420)
   Sales of businesses............................................................       --        --        (4)
   Dividend of subsidiary.........................................................       --        --      (270)
   Net change in policy loans.....................................................     (171)     (218)     (193)
   Net change in short-term investments...........................................      841     4,268    (6,967)
   Net change in other invested assets............................................      142      (740)   (1,859)
   Net change in property, equipment and leasehold improvements...................     (138)     (109)     (171)
   Other, net.....................................................................       (7)        1        --
                                                                                   --------  --------  --------
Net cash used in investing activities............................................. $ (8,807) $ (4,652) $ (1,804)
                                                                                   --------  --------  --------

       SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

             CONSOLIDATED STATEMENTS OF CASH FLOWS -- (CONTINUED)
             FOR THE YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008

                                 (IN MILLIONS)

                                                                                              2010      2009      2008
                                                                                            --------  --------  --------
CASH FLOWS FROM FINANCING ACTIVITIES
    Policyholder account balances:
       Deposits............................................................................ $ 44,481  $ 51,313  $ 58,338
       Withdrawals.........................................................................  (43,381)  (57,182)  (48,818)
    Net change in payables for collateral under securities loaned and other transactions...    2,352    (3,987)  (10,303)
    Net change in short-term debt..........................................................     (217)      (95)       57
    Long-term debt issued..................................................................      188     1,205        27
    Long-term debt repaid..................................................................     (324)     (737)      (21)
    Dividends on common stock..............................................................     (232)       --        --
    Other, net.............................................................................      (33)      112         8
                                                                                            --------  --------  --------
Net cash provided by (used in) financing activities........................................    2,834    (9,371)     (712)
                                                                                            --------  --------  --------
Change in cash and cash equivalents........................................................      138    (6,932)    7,948
Cash and cash equivalents, beginning of year...............................................    3,347    10,279     2,331
                                                                                            --------  --------  --------
CASH AND CASH EQUIVALENTS, END OF YEAR..................................................... $  3,485  $  3,347  $ 10,279
                                                                                            ========  ========  ========
Cash and cash equivalents, subsidiaries held-for-sale, beginning of year................... $     --  $     --  $    404
                                                                                            ========  ========  ========
CASH AND CASH EQUIVALENTS, SUBSIDIARIES HELD-FOR-SALE, END OF YEAR......................... $     --  $     --  $     --
                                                                                            ========  ========  ========
Cash and cash equivalents, from continuing operations, beginning of year................... $  3,347  $ 10,279  $  1,927
                                                                                            ========  ========  ========
CASH AND CASH EQUIVALENTS, FROM CONTINUING OPERATIONS, END OF YEAR......................... $  3,485  $  3,347  $ 10,279
                                                                                            ========  ========  ========
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
    Net cash paid during the year for:
       Interest............................................................................ $    217  $    166  $    268
                                                                                            ========  ========  ========
       Income tax.......................................................................... $    183  $    285  $    494
                                                                                            ========  ========  ========
    Non-cash transactions during the year:
       Dividend of subsidiary:.............................................................
          Assets disposed.................................................................. $     --  $     --  $ 22,135
          Liabilities disposed.............................................................       --        --   (20,689)
                                                                                            --------  --------  --------
          Net assets disposed..............................................................       --        --     1,446
          Cash disposed....................................................................       --        --       270
          Dividend of interests in subsidiary..............................................       --        --    (1,318)
                                                                                            --------  --------  --------
          Loss on dividend of interests in subsidiary...................................... $     --  $     --  $    398
                                                                                            ========  ========  ========
Purchase money mortgage loans on sales of real estate joint ventures....................... $      2  $     93  $     --
                                                                                            ========  ========  ========
Fixed maturity securities received in connection with insurance contract commutation....... $     --  $     --  $    115
                                                                                            ========  ========  ========
Capital contribution from MetLife, Inc..................................................... $      3  $      3  $     13
                                                                                            ========  ========  ========
Dividends to MetLife, Inc.................................................................. $    399  $     --  $     --
                                                                                            ========  ========  ========
Real estate and real estate joint ventures acquired in satisfaction of debt................ $     58  $    209  $     --
                                                                                            ========  ========  ========
Issuance of secured demand note collateral agreement....................................... $     --  $     --  $     25
                                                                                            ========  ========  ========
Long-term debt issued to MetLife, Inc. in exchange for fixed maturity securities........... $     --  $    300  $     --
                                                                                            ========  ========  ========

       SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

1.  BUSINESS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
POLICIES

  BUSINESS

   Metropolitan Life Insurance Company and its subsidiaries (collectively, "MLIC" or the "Company") is a leading provider of insurance, annuities and employee benefit programs throughout the United States. The Company offers life insurance and annuities to individuals, as well as group insurance and retirement & savings products and services to corporations and other institutions. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc.

  BASIS OF PRESENTATION

   The accompanying consolidated financial statements include the accounts of Metropolitan Life Insurance Company and its subsidiaries, as well as partnerships and joint ventures in which the Company has control, and variable interest entities ("VIEs") for which the Company is the primary beneficiary. See "-- Adoption of New Accounting Pronouncements." Closed block assets, liabilities, revenues and expenses are combined on a line-by-line basis with the assets, liabilities, revenues and expenses outside the closed block based on the nature of the particular item. See Note 10. Intercompany accounts and transactions have been eliminated.

   Certain amounts in the prior years consolidated financial statements have been reclassified to conform with the 2010 presentation. Such reclassifications include:

  . Reclassification from other net investment gains (losses) of ($4,428) million and $5,001 million to net derivative gains (losses) in the consolidated statements of operations for the years ended December 31, 2009 and 2008, respectively;

  . Reclassification from net change in other invested assets of $1,801 million and $5,448 million to cash received in connection with freestanding derivatives and ($1,748) million and ($5,420) million to cash paid in connection with freestanding derivatives, all within cash flows from investing activities, in the consolidated statements of cash flows for the years ended December 31, 2009 and 2008, respectively; and

  . Realignment that affected assets, liabilities and results of operations on a segment basis with no impact to the consolidated results. See Note 17.

   See Note 18 for reclassifications related to discontinued operations.

   Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND CRITICAL ACCOUNTING ESTIMATES

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements.

   A description of critical estimates is incorporated within the discussion of the related accounting policies which follows. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from these estimates.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  Fair Value

   As described below, certain assets and liabilities are measured at estimated fair value on the Company's consolidated balance sheets. In addition, the notes to these consolidated financial statements include further disclosures of estimated fair values. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In many cases, the exit price and the transaction (or entry) price will be the same at initial recognition. However, in certain cases, the transaction price may not represent fair value. The fair value of a liability is based on the amount that would be paid to transfer a liability to a third party with the same credit standing. It requires that fair value be a market-based measurement in which the fair value is determined based on a hypothetical transaction at the measurement date, considered from the perspective of a market participant. When quoted prices are not used to determine fair value of an asset, the Company considers three broad valuation techniques: (i) the market approach,
(ii) the income approach, and (iii) the cost approach. The Company determines the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs. The Company prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). An asset or liability's classification within the fair value hierarchy is based on the lowest level of input to its valuation. The input levels are as follows:

   Level 1Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities.

   Level 2Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. Level 2 inputs include quoted prices for similar assets or liabilities other than quoted prices in Level 1; quoted prices in markets that are not active; or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

   Level 3Unobservable inputs that are supported by little or no market activity and are significant to the estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability. Level 3 assets and liabilities include financial instruments whose values are determined using pricing models, discounted cash flow methodologies, or similar techniques, as well as instruments for which the determination of estimated fair value requires significant management judgment or estimation.

   Prior to January 1, 2009, the measurement and disclosures of fair value based on exit price excluded certain items such as nonfinancial assets and nonfinancial liabilities initially measured at estimated fair value in a business combination, reporting units measured at estimated fair value in the first step of a goodwill impairment test and indefinite-lived intangible assets measured at estimated fair value for impairment assessment.

   In addition, the Company elected the fair value option ("FVO") for certain of its financial instruments to better match measurement of assets and liabilities in the consolidated statements of operations.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  Investments

   The accounting policies for the Company's principal investments are as follows:

      Fixed Maturity and Equity Securities. The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value.

      Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income (loss), net of policyholder-related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales of securities are determined on a specific identification basis.

      Interest income on fixed maturity securities is recorded when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. Dividends on equity securities are recorded when declared. These dividends and interest income are recorded in net investment income.

      Included within fixed maturity securities are loan-backed securities including mortgage-backed and asset-backed securities ("ABS"). Amortization of the premium or discount from the purchase of these securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and ABS are estimated by management using inputs obtained from third-party specialists, including broker-dealers, and based on management's knowledge of the current market. For credit-sensitive mortgage-backed and ABS and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed and ABS, the effective yield is recalculated on a retrospective basis.

      The Company periodically evaluates fixed maturity and equity securities for impairment. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value. The Company's review of its fixed maturity and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of severity and/or age of the gross unrealized loss, as summarized in Note 3 "-- Aging of Gross Unrealized Loss and OTTI Loss for Fixed Maturity and Equity Securities Available-for-Sale." An extended and severe unrealized loss position on a fixed maturity security may not have any impact on the ability of the issuer to service all scheduled interest and principal payments and the Company's evaluation of recoverability of all contractual cash flows or the ability to recover an amount at least equal to its amortized cost based on the present value of the expected future cash flows to be collected. In contrast, for certain equity securities, greater weight and consideration are given by the Company to a decline in market value and the likelihood such market value decline will recover.

      Additionally, management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the estimated fair value has been below cost or amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources;
   (vi) with respect to fixed maturity securities, whether the Company has the intent to sell or will more likely than not be required to sell a particular security before the decline in estimated fair value below

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

   cost or amortized cost recovers; (vii) with respect to equity securities, whether the Company's ability and intent to hold the security for a period of time sufficient to allow for the recovery of its estimated fair value to an amount equal to or greater than cost; (viii) unfavorable changes in forecasted cash flows on mortgage-backed and ABS; and (ix) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

      Effective April 1, 2009, the Company prospectively adopted guidance on the recognition and presentation of other-than-temporary impairment ("OTTI") losses as described in "-- Adoption of New Accounting Pronouncements -- Financial Instruments." The guidance requires that an OTTI be recognized in earnings for a fixed maturity security in an unrealized loss position when it is anticipated that the amortized cost will not be recovered. In such situations, the OTTI recognized in earnings is the entire difference between the fixed maturity security's amortized cost and its estimated fair value only when either: (i) the Company has the intent to sell the fixed maturity security; or (ii) it is more likely than not that the Company will be required to sell the fixed maturity security before recovery of the decline in estimated fair value below amortized cost. If neither of these two conditions exist, the difference between the amortized cost of the fixed maturity security and the present value of projected future cash flows expected to be collected is recognized as an OTTI in earnings ("credit loss"). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than credit factors ("noncredit loss") is recorded in other comprehensive income (loss). There was no change for equity securities which, when an OTTI has occurred, continue to be impaired for the entire difference between the equity security's cost and its estimated fair value with a corresponding charge to earnings. The Company does not make any adjustments for subsequent recoveries in value.

      Prior to the adoption of the OTTI guidance, the Company recognized in earnings an OTTI for a fixed maturity security in an unrealized loss position unless it could assert that it had both the intent and ability to hold the fixed maturity security for a period of time sufficient to allow for a recovery of estimated fair value to the security's amortized cost. Also, prior to the adoption of this guidance, the entire difference between the fixed maturity security's amortized cost basis and its estimated fair value was recognized in earnings if it was determined to have an OTTI.

      With respect to equity securities, the Company considers in its OTTI analysis its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its estimated fair value to an amount equal to or greater than cost. If a sale decision is made for an equity security and it is not expected to recover to an amount at least equal to cost prior to the expected time of the sale, the security will be deemed other-than-temporarily impaired in the period that the sale decision was made and an OTTI loss will be recorded in earnings. When an OTTI loss has occurred, the OTTI loss is the entire difference between the equity security's cost and its estimated fair value with a corresponding charge to earnings.

      With respect to perpetual hybrid securities that have attributes of both debt and equity, some of which are classified as fixed maturity securities and some of which are classified as non-redeemable preferred stock within equity securities, the Company considers in its OTTI analysis whether there has been any deterioration in credit of the issuer and the likelihood of recovery in value of the securities that are in a severe and extended unrealized loss position. The Company also considers whether any perpetual hybrid securities, with an unrealized loss, regardless of credit rating, have deferred any dividend payments. When an OTTI loss has occurred, the OTTI loss is the entire difference between the perpetual hybrid security's cost and its estimated fair value with a corresponding charge to earnings.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The Company's methodology and significant inputs used to determine the amount of the credit loss on fixed maturity securities under the OTTI guidance are as follows:

(i)The Company calculates the recovery value by performing a discounted cash flow analysis based on the present value of future cash flows expected to be received. The discount rate is generally the effective interest rate of the fixed maturity security prior to impairment.

(ii)When determining the collectability and the period over which value is expected to recover, the Company applies the same considerations utilized in its overall impairment evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management's best estimates of likely scenario-based outcomes after giving consideration to a variety of variables that include, but are not limited to: general payment terms of the security; the likelihood that the issuer can service the scheduled interest and principal payments; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; and changes to the rating of the security or the issuer by rating agencies.

(iii)Additional considerations are made when assessing the unique features that apply to certain structured securities such as residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS") and ABS. These additional factors for structured securities include, but are not limited to: the quality of underlying collateral; expected prepayment speeds; current and forecasted loss severity; consideration of the payment terms of the underlying assets backing a particular security; and the payment priority within the tranche structure of the security.

(iv)When determining the amount of the credit loss for U.S. and foreign corporate securities, foreign government securities and state and political subdivision securities, management considers the estimated fair value as the recovery value when available information does not indicate that another value is more appropriate. When information is identified that indicates a recovery value other than estimated fair value, management considers in the determination of recovery value the same considerations utilized in its overall impairment evaluation process which incorporates available information and management's best estimate of scenarios-based outcomes regarding the specific security and issuer; possible corporate restructurings or asset sales by the issuer; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; fundamentals of the industry and geographic area in which the security issuer operates, and the overall macroeconomic conditions.

   The cost or amortized cost of fixed maturity and equity securities is adjusted for OTTI in the period in which the determination is made. These impairments are included within net investment gains (losses). The Company does not change the revised cost basis for subsequent recoveries in value.

   In periods subsequent to the recognition of OTTI on a fixed maturity security, the Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted into net investment income over the remaining term of the fixed maturity security in a prospective manner based on the amount and timing of estimated future cash flows.

   The Company purchases and receives beneficial interests in special purpose entities ("SPEs"), which enhance the Company's total return on its investment portfolio principally by providing equity-based returns on fixed maturity securities. These investments are generally made through structured notes and similar instruments (collectively, "Structured Investment Transactions"). The Company has not guaranteed the performance, liquidity or obligations of the SPEs and its exposure to loss is limited to its carrying value of the beneficial interests in the SPEs. The Company does not consolidate such SPEs as it has determined it is not the

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

primary beneficiary. These Structured Investment Transactions are included in fixed maturity securities and their investment income is generally recognized using the retrospective interest method. Impairments of these investments are included in net investment gains (losses). In addition, the Company has invested in certain structured transactions that are VIEs. These structured transactions include asset-backed securitizations, hybrid securities, real estate joint ventures, other limited partnership interests, and limited liability companies. The Company consolidates those VIEs for which it is deemed to be the primary beneficiary. The Company reconsiders whether it is the primary beneficiary for investments designated as VIEs on a quarterly basis.

   Trading and Other Securities. Trading and other securities are stated at estimated fair value. Trading and other securities include investments that are actively purchased and sold ("Actively Traded Securities"). These Actively Traded Securities are principally fixed maturity securities. Short sale agreement liabilities related to Actively Traded Securities, included in other liabilities, are also stated at estimated fair value. Trading and other securities also includes securities for which the FVO has been elected ("FVO Securities"). FVO Securities include certain fixed maturity and equity securities held-for-investment by the general account to support asset and liability matching strategies for certain insurance products. FVO Securities also include securities held by consolidated securitization entities ("CSEs") (former qualifying special purpose entities ("QSPEs")) with changes in estimated fair value subsequent to consolidation included in net investment gains (losses). Interest and dividends related to all trading and other securities are included in net investment income.

   Securities Lending. Securities loaned transactions, whereby blocks of securities, which are included in fixed maturity securities and short-term investments, are loaned to third parties, are treated as financing arrangements and the associated liability is recorded at the amount of cash received. At the inception of a loan, the Company obtains collateral, generally cash, in an amount at least equal to 102% of the estimated fair value of the securities loaned and maintains it at a level greater than or equal to 100% for the duration of the loan. The Company monitors the estimated fair value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company's securities loaned transactions are with brokerage firms and commercial banks. Income and expenses associated with securities loaned transactions are reported as investment income and investment expense, respectively, within net investment income.

   Mortgage Loans. For the purposes of determining valuation allowances the Company disaggregates its mortgage loan investments into three portfolio segments: (1) commercial, (2) agricultural, and (3) residential. The accounting and valuation allowance policies that are applicable to all portfolio segments are presented below, followed by the policies applicable to both commercial and agricultural loans, which are very similar, as well as policies applicable to residential loans.

      Commercial, Agricultural and Residential Mortgage Loans -- Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, and net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income, amortization of premiums and discounts and prepayment fees are reported in net investment income. Interest ceases to accrue when collection of interest is not considered probable and/or when interest or principal payments are past due as follows: commercial -- 60 days; and agricultural and residential -- 90 days, unless, in the case of a residential loan, it is both well-secured and in the process of collection. When a loan is placed on non-accrual status, uncollected past due interest is charged-off against net investment income. Generally, the accrual of interest income resumes after all delinquent amounts are paid and management believes all future principal and interest payments will be collected. Cash receipts on non-accruing loans are recorded in accordance with the loan agreement as a reduction of principal and/or interest income. Charge-offs occur upon the realization of a credit loss, typically through foreclosure or after a decision is made to sell a loan, or for residential loans when, after considering the individual consumer's financial status, management believes that uncollectability is other-than-temporary. Gain or loss upon

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

   charge-off is recorded, net of previously established valuation allowances, in net investment gains (losses). Cash recoveries on principal amounts previously charged-off are generally recorded as an increase to the valuation allowance, unless the valuation allowance adequately provides for expected credit losses; then the recovery is recorded in net investment gains (losses). Gains and losses from sales of loans and increases or decreases to valuation allowances are recorded in net investment gains (losses).

      Mortgage loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Specific valuation allowances are established using the same methodology for all three portfolio segments as the excess carrying value of a loan over either (i) the present value of expected future cash flows discounted at the loan's original effective interest rate, (ii) the estimated fair value of the loan's underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or (iii) the loan's observable market price. A common evaluation framework is used for establishing non-specific valuation allowances for all loan portfolio segments; however, a separate non-specific valuation allowance is calculated and maintained for each loan portfolio segment that is based on inputs unique to each loan portfolio segment. Non-specific valuation allowances are established for pools of loans with similar risk characteristics where a property-specific or market-specific risk has not been identified, but for which the Company expects to incur a credit loss. These evaluations are based upon several loan portfolio segment-specific factors, including the Company's experience for loan losses, defaults and loss severity, and loss expectations for loans with similar risk characteristics. The Company typically uses ten years, or more, of historical experience, in these evaluations. These evaluations are revised as conditions change and new information becomes available.

      Commercial and Agricultural Mortgage Loans -- All commercial and agricultural loans are monitored on an ongoing basis for potential credit losses. For commercial loans, these ongoing reviews may include an analysis of the property financial statements and rent roll, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, loan-to-value ratios, debt service coverage ratios, and tenant creditworthiness. The monitoring process focuses on higher risk loans, which include those that are classified as restructured, potentially delinquent, delinquent or in foreclosure, as well as loans with higher loan-to-value ratios and lower debt service coverage ratios. The monitoring process for agricultural loans is generally similar, with a focus on higher risk loans, including reviews on a geographic and property-type basis. Higher risk commercial and agricultural loans are reviewed individually on an ongoing basis for potential credit loss and specific valuation allowances are established using the methodology described above for all loan portfolio segments. Quarterly, the remaining loans are reviewed on a pool basis by aggregating groups of loans that have similar risk characteristics for potential credit loss, and non-specific valuation allowances are established as described above using inputs that are unique to each segment of the loan portfolio.

      For commercial loans, the Company's primary credit quality indicator is the debt service coverage ratio, which compares a property's net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the debt service coverage ratio, the higher the risk of experiencing a credit loss. The values utilized in calculating these ratios are developed in connection with the ongoing review of the commercial loan portfolio and are routinely updated.

      For agricultural loans, the Company's primary credit quality indicator is the loan-to-value ratio. Loan-to-value ratios compare the amount of the loan to the estimated fair value of the underlying collateral. A loan-to-value ratio greater than 100% indicates that the loan amount is greater than the collateral value. A loan-to-value ratio of less than 100% indicates an excess of collateral value over the loan amount. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. The values utilized in calculating these ratios are developed in connection with the ongoing review of the agricultural loan portfolio and are routinely updated.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


      Residential Mortgage Loans -- The Company's residential loan portfolio is comprised primarily of closed end, amortizing residential loans and home equity lines of credit and it does not hold any optional adjustable rate mortgages, sub-prime, or low teaser rate loans.

      In contrast to the commercial and agricultural loan portfolios, residential loans are smaller-balance homogeneous loans that are collectively evaluated for impairment. Non-specific valuation allowances are established using the evaluation framework described above for pools of loans with similar risk characteristics from inputs that are unique to the residential segment of the loan portfolio. Loan specific valuation allowances are only established on residential loans when they have been restructured and are established using the methodology described above for all loan portfolio segments.

      For residential loans, the Company's primary credit quality indicator is whether the loan is performing or non-performing. The Company generally defines non-performing residential loans as those that are 90 or more days past due and/or in non-accrual status. The determination of performing or non-performing status is assessed monthly. Generally, non-performing residential loans have a higher risk of experiencing a credit loss.

   Mortgage loans held-for-sale are recorded at the lower of amortized cost or estimated fair value less expected disposition costs determined on an individual loan basis. The amount by which amortized cost exceeds estimated fair value, less expected disposition costs, is recognized in net investment gains (losses).

   Policy Loans. Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned in net investment income using the contractually agreed upon interest rate. Generally, interest is capitalized on the policy's anniversary date. Valuation allowances are not established for policy loans, as these loans are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal or interest on the loan is deducted from the cash surrender value or the death benefit prior to settlement of the policy.

   Real Estate.   Real estate held-for-investment, including related
improvements, is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Rental income is recognized on a straight-line basis over the term of the respective leases. The Company classifies a property as held-for-sale if it commits to a plan to sell a property within one year and actively markets the property in its current condition for a price that is reasonable in comparison to its estimated fair value. The Company classifies the results of operations and the gain or loss on sale of a property that either has been disposed of or classified as held-for-sale as discontinued operations, if the ongoing operations of the property will be eliminated from the ongoing operations of the Company and if the Company will not have any significant continuing involvement in the operations of the property after the sale. Real estate held-for-sale is stated at the lower of depreciated cost or estimated fair value less expected disposition costs. Real estate is not depreciated while it is classified as held-for-sale. The Company periodically reviews its properties held-for-investment for impairment and tests properties for recoverability whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable and the carrying value of the property exceeds its estimated fair value. Properties whose carrying values are greater than their undiscounted cash flows are written down to their estimated fair value, with the impairment loss included in net investment gains (losses). Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate acquired upon foreclosure is recorded at the lower of estimated fair value or the carrying value of the mortgage loan at the date of foreclosure.

   Real Estate Joint Ventures and Other Limited Partnership Interests. The Company uses the equity method of accounting for investments in real estate joint ventures and other limited partnership interests consisting of leveraged buy-out funds, hedge funds and other private equity funds in which it has more than a minor equity interest or more than a minor influence over the joint ventures or partnership's operations, but does not have a

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

controlling interest and is not the primary beneficiary. The equity method is also used for such investments in which the Company has more than a minor influence or more than a 20% interest. Generally, the Company records its share of earnings using a three-month lag methodology for instances where the timely financial information is available and the contractual right exists to receive such financial information on a timely basis. The Company uses the cost method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the joint ventures or the partnership's operations. The Company reports the distributions from real estate joint ventures and other limited partnership interests accounted for under the cost method and equity in earnings from real estate joint ventures and other limited partnership interests accounted for under the equity method in net investment income. In addition to the investees performing regular evaluations for the impairment of underlying investments, the Company routinely evaluates its investments in real estate joint ventures and other limited partnerships for impairments. The Company considers its cost method investments for OTTI when the carrying value of real estate joint ventures and other limited partnership interests exceeds the net asset value ("NAV"). The Company takes into consideration the severity and duration of this excess when deciding if the cost method investment is other-than-temporarily impaired. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. When an OTTI is deemed to have occurred, the Company records a realized capital loss within net investment gains (losses) to record the investment at its estimated fair value.

   Short-term Investments. Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of purchase and are stated at amortized cost, which approximates estimated fair value, or stated at estimated fair value, if available. Short-term investments also include investments in affiliated money market pools.

   Other Invested Assets. Other invested assets consist principally of freestanding derivatives with positive estimated fair values, leveraged leases, loans to affiliates, investments in insurance enterprise joint ventures, tax credit partnerships, and funds withheld.

   Freestanding derivatives with positive estimated fair values are described in the derivatives accounting policy which follows.

   Leveraged leases are recorded net of non-recourse debt. The Company participates in lease transactions which are diversified by industry, asset type and geographic area. The Company recognizes income on the leveraged leases by applying the leveraged lease's estimated rate of return to the net investment in the lease. The Company regularly reviews residual values and impairs them to expected values.

   Loans to affiliates, some of which are regulated, are carried at amortized cost and are used by the affiliates to assist in meeting their capital requirements.

   Joint venture investments represent the Company's investments in entities that engage in insurance underwriting activities and are accounted for under the equity method.

   Tax credit partnerships are established for the purpose of investing in low-income housing and other social causes, where the primary return on investment is in the form of income tax credits and are accounted for under the equity method or under the effective yield method. The Company reports the equity in earnings of joint venture investments and tax credit partnerships in net investment income.

      Funds withheld represent amounts contractually withheld by ceding companies in accordance with reinsurance agreements. The Company records a funds withheld receivable rather than the underlying investments. The Company recognizes interest on funds withheld at rates defined by the terms of the agreement which may be contractually specified or directly related to the underlying investments and records it in net investment income.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Investments Risks and Uncertainties. The Company's investments are exposed to four primary sources of risk: credit, interest rate, liquidity risk, and market valuation. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of impairments, the recognition of income on certain investments and the potential consolidation of VIEs. The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.

   When available, the estimated fair value of the Company's fixed maturity and equity securities are based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management judgment.

   When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies. The market standard valuation methodologies utilized include: discounted cash flow methodologies, matrix pricing or other similar techniques. The inputs to these market standard valuation methodologies include, but are not limited to: interest rates, credit standing of the issuer or counterparty, industry sector of the issuer, coupon rate, call provisions, sinking fund requirements, maturity, estimated duration and management's assumptions regarding liquidity and estimated future cash flows. Accordingly, the estimated fair values are based on available market information and management's judgments about financial instruments.

   The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Such observable inputs include benchmarking prices for similar assets in active, liquid markets, quoted prices in markets that are not active and observable yields and spreads in the market.

   When observable inputs are not available, the market standard valuation methodologies for determining the estimated fair value of certain types of securities that trade infrequently, and therefore have little or no price transparency, rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. These unobservable inputs can be based in large part on management judgment or estimation, and cannot be supported by reference to market activity. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such securities.

   Mortgage loans held-for-sale which are recorded at the lower of amortized cost or estimated fair value less expected disposition costs determined on an individual loan basis. For these loans, estimated fair value is determined using independent broker quotations or, when the loan is in foreclosure or otherwise determined to be collateral dependent, the estimated fair value of the underlying collateral estimated using internal models.

   Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company's ability to sell securities, or the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

   The determination of the amount of allowances and impairments, as applicable, is described previously by investment type. The determination of such allowances and impairments is highly subjective and is based upon the Company's periodic evaluation and assessment of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The recognition of income on certain investments (e.g. loan-backed securities, including mortgage-backed and ABS, certain structured investment transactions, trading and other securities) is dependent upon market conditions, which could result in prepayments and changes in amounts to be earned.

   The accounting guidance for the determination of when an entity is a VIE and when to consolidate a VIE is complex and requires significant management judgment. The determination of the VIE's primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party's relationship with or involvement in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity. The Company generally uses a qualitative approach to determine whether it is the primary beneficiary.

   For most VIEs, the entity that has both the ability to direct the most significant activities of the VIE and the obligation to absorb losses or receive benefits that could be significant to the VIE is considered the primary beneficiary. However, for VIEs that are investment companies or apply measurement principles consistent with those utilized by investment companies, the primary beneficiary is based on a risks and rewards model and is defined as the entity that will absorb a majority of a VIE's expected losses, receive a majority of a VIE's expected residual returns if no single entity absorbs a majority of expected losses, or both. The Company reassesses its involvement with VIEs on a quarterly basis. The use of different methodologies, assumptions and inputs in the determination of the primary beneficiary could have a material effect on the amounts presented within the consolidated financial statements.

  Derivative Financial Instruments

   Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, credit spreads, and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter market. The Company uses a variety of derivatives, including swaps, forwards, futures and option contracts, to manage various risks relating to its ongoing business. To a lesser extent, the Company uses credit derivatives, such as credit default swaps, to synthetically replicate investment risks and returns which are not readily available in the cash market. The Company also purchases certain securities, issues certain insurance policies and investment contracts and engages in certain reinsurance contracts that have embedded derivatives.

   Freestanding derivatives are carried on the Company's consolidated balance sheets either as assets within other invested assets or as liabilities within other liabilities at estimated fair value as determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that are assumed to be consistent with what other market participants would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), volatility, liquidity and changes in estimates and assumptions used in the pricing models.

   The Company does not offset the fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

   If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are generally reported in net derivative gains (losses) except for those in net investment income for economic hedges of equity method investments in joint ventures, or for all derivatives held in relation to the trading portfolios. The fluctuations in estimated fair value of derivatives which have not been designated for hedge accounting can result in significant volatility in net income.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either (i) a hedge of the estimated fair value of a recognized asset or liability ("fair value hedge"); (ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedge"); or (iii) a hedge of a net investment in a foreign operation. In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

   The accounting for derivatives is complex and interpretations of the primary accounting guidance continue to evolve in practice. Judgment is applied in determining the availability and application of hedge accounting designations and the appropriate accounting treatment under such accounting guidance. If it was determined that hedge accounting designations were not appropriately applied, reported net income could be materially affected.

   Under a fair value hedge, changes in the estimated fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the estimated fair value of the hedged item related to the designated risk being hedged, are reported within net derivative gains (losses). The estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of operations within interest income or interest expense to match the location of the hedged item. However, accruals that are not scheduled to settle until maturity are included in the estimated fair value of derivatives in the consolidated balance sheets.

   Under a cash flow hedge, changes in the estimated fair value of the hedging derivative measured as effective are reported within other comprehensive income
(loss), a separate component of stockholder's equity and the deferred gains or losses on the derivative are reclassified into the consolidated statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item. Changes in the estimated fair value of the hedging instrument measured as ineffectiveness are reported within net derivative gains (losses). The estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of operations within interest income or interest expense to match the location of the hedged item. However, accruals that are not scheduled to settle until maturity are included in the estimated fair value of derivatives in the consolidated balance sheets.

   In a hedge of a net investment in a foreign operation, changes in the estimated fair value of the hedging derivative that are measured as effective are reported within other comprehensive income (loss) consistent with the translation adjustment for the hedged net investment in the foreign operation. Changes in the estimated fair value of the hedging instrument measured as ineffectiveness are reported within net derivative gains (losses).

   The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

   When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried in the consolidated balance sheets at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). The carrying value of the hedged recognized asset or

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in estimated fair value of derivatives recorded in other comprehensive income (loss) related to discontinued cash flow hedges are released into the consolidated statements of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

   When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried in the consolidated balance sheets at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). Deferred gains and losses of a derivative recorded in other comprehensive income (loss) pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable are recognized immediately in net derivative gains (losses).

   In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value in the consolidated balance sheets, with changes in its estimated fair value recognized in the current period as net derivative gains (losses).

   The Company is also a party to financial instruments that contain terms which are deemed to be embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. If the instrument would not be accounted for in its entirety at estimated fair value and it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried in the consolidated balance sheets at estimated fair value with the host contract and changes in their estimated fair value are generally reported in net derivative gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income. Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income if that contract contains an embedded derivative that requires bifurcation.

  Cash and Cash Equivalents

   The Company considers all highly liquid investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Cash equivalents are stated at amortized cost, which approximates estimated fair value.

  Property, Equipment, Leasehold Improvements and Computer Software

   Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets, as appropriate. The estimated life for company occupied real estate property is generally 40 years. Estimated lives generally range from five to ten years for leasehold improvements and three to seven years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was $1.6 billion and $1.5 billion at December 31, 2010 and 2009, respectively. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $898 million and $804 million at December 31, 2010 and 2009, respectively. Related depreciation and amortization expense was $111 million for each of the years ended December 31, 2010, 2009 and 2008.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as certain internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $1.5 billion and $1.3 billion at December 31, 2010 and 2009, respectively. Accumulated amortization of capitalized software was $1,106 million and $983 million at December 31, 2010 and 2009, respectively. Related amortization expense was $132 million, $125 million and $117 million for the years ended December 31, 2010, 2009 and 2008, respectively.

  Deferred Policy Acquisition Costs ("DAC") and Value of Business Acquired ("VOBA")

   The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that vary with and relate to the production of new business are deferred as DAC. Such costs consist principally of commissions and agency and policy issuance expenses. VOBA is an intangible asset that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on actuarially determined projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns, nonperformance risk adjustment and other factors. Actual experience on the purchased business may vary from these projections. The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated in the consolidated financial statements for reporting purposes.

   DAC and VOBA on life insurance or investment-type contracts are amortized in proportion to gross premiums, gross margins or gross profits, depending on the type of contract as described below.

   The Company amortizes DAC and VOBA related to non-participating and non-dividend-paying traditional contracts (term insurance, non-participating whole life insurance, non-medical health insurance and traditional group life insurance) over the entire premium paying period in proportion to the present value of actual historic and expected future gross premiums. The present value of expected premiums is based upon the premium requirement of each policy and assumptions for mortality, morbidity, persistency and investment returns at policy issuance, or policy acquisition (as it relates to VOBA), that include provisions for adverse deviation and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

   The Company amortizes DAC and VOBA related to participating, dividend-paying traditional contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. For participating contracts within the closed block (dividend paying traditional contracts) future gross margins are also dependent upon changes in the policyholder dividend obligation. Of these factors, the Company anticipates that investment returns, expenses, persistency and other factor changes as well as policyholder dividend scales are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins. When expected future gross margins are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross margins are above the previously estimated expected future gross margins. Each period, the Company also reviews the estimated gross margins for each block of business to determine the recoverability of DAC and VOBA balances.

   The Company amortizes DAC and VOBA related to fixed and variable universal life contracts and fixed and variable deferred annuity contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses and persistency are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC and VOBA balances.

   Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period which can result in significant fluctuations in amortization of DAC and VOBA. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these events and only changes the assumption when its long-term expectation changes.

   The Company also periodically reviews other long-term assumptions underlying the projections of estimated gross margins and profits. These include investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

   Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If such modification, referred to as an internal replacement, substantially changes the

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

contract, the associated DAC or VOBA is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC or VOBA amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

  Sales Inducements

   The Company generally has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The amortization of sales inducements is included in policyholder benefits and claims. Each year, or more frequently if circumstances indicate a potentially significant recoverability issue exists, the Company reviews the deferred sales inducements to determine the recoverability of these balances.

  Value of Distribution Agreements and Customer Relationships Acquired

   Value of distribution agreements ("VODA") is reported in other assets and represents the present value of expected future profits associated with the expected future business derived from the distribution agreements. Value of customer relationships acquired ("VOCRA") is also reported in other assets and represents the present value of the expected future profits associated with the expected future business acquired through existing customers of the acquired company or business. The VODA and VOCRA associated with past acquisitions are amortized over useful lives ranging from 10 to 30 years and such amortization is included in other expenses. Each year, or more frequently if circumstances indicate a potentially significant recoverability issue exists, the Company reviews VODA and VOCRA to determine the recoverability of these balances.

  Goodwill

   Goodwill, which is included in other assets, is the excess of cost over the estimated fair value of net assets acquired which represents the future economic benefits arising from such net assets acquired that could not be individually identified. Goodwill is not amortized but is tested for impairment at least annually or more frequently if events or circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. The Company performs its annual goodwill impairment testing during the third quarter of each year based upon data as of the close of the second quarter. Goodwill associated with a business acquisition is not tested for impairment during the year the business is acquired unless there is a significant identified impairment event.

   Impairment testing is performed using the fair value approach, which requires the use of estimates and judgment, at the "reporting unit" level. A reporting unit is the operating segment or a business one level below the operating segment, if discrete financial information is prepared and regularly reviewed by management at that level.

   For purposes of goodwill impairment testing, if the carrying value of a reporting unit exceeds its estimated fair value, there might be an indication of impairment. In such instances, the implied fair value of the goodwill is determined in the same manner as the amount of goodwill that would be determined in a business acquisition. The excess of the carrying value of goodwill over the implied fair value of goodwill would be recognized as an impairment and recorded as a charge against net income.

   In performing the Company's goodwill impairment tests, the estimated fair values of the reporting units are first determined using a market multiple approach. When further corroboration is required, the Company uses a discounted cash flow approach. For reporting units which are particularly sensitive to market assumptions, such

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

as the retirement products and individual life reporting units, the Company may use additional valuation methodologies to estimate the reporting units' fair values.

   The key inputs, judgments and assumptions necessary in determining estimated fair value of the reporting units include projected earnings, current book value, the level of economic capital required to support the mix of business, long-term growth rates, comparative market multiples, the level of interest rates, credit spreads, equity market levels and the discount rate that the Company believes is appropriate for the respective reporting unit.

   The Company applies significant judgment when determining the estimated fair value of the Company's reporting units. The valuation methodologies utilized are subject to key judgments and assumptions that are sensitive to change. Estimates of fair value are inherently uncertain and represent only management's reasonable expectation regarding future developments. These estimates and the judgments and assumptions upon which the estimates are based will, in all likelihood, differ in some respects from actual future results. Declines in the estimated fair value of the Company's reporting units could result in goodwill impairments in future periods which could adversely affect the Company's results of operations or financial position.

   During the 2010 impairment tests of goodwill, the Company concluded that the fair values of all reporting units were in excess of their carrying values and, therefore, goodwill was not impaired. On an ongoing basis, the Company evaluates potential triggering events that may affect the estimated fair value of the Company's reporting units to assess whether any goodwill impairment exists. Deteriorating or adverse market conditions for certain reporting units may have an impact on the estimated fair value of these reporting units and could result in future impairments of goodwill.

   See Note 7 for further consideration of goodwill impairment testing during 2010.

  Liability for Future Policy Benefits and Policyholder Account Balances

   The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, traditional annuities and non-medical health insurance. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. Utilizing these assumptions, liabilities are established on a block of business basis.

   Future policy benefit liabilities for participating life insurance policies are equal to the aggregate of (i) net level premium reserves for death and endowment policy benefits (calculated based upon the non-forfeiture interest rate, ranging from 3% to 7%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts); and (ii) the liability for terminal dividends.

   Participating business represented approximately 6% of the Company's life insurance in-force at both December 31, 2010 and 2009. Participating policies represented approximately 32%, 33% and 32% of gross life insurance premiums for the years ended December 31, 2010, 2009 and 2008, respectively.

   Future policy benefit liabilities for non-participating life insurance policies are equal to the aggregate of the present value of expected future benefit payments and related expenses less the present value of expected future net premiums. Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. Interest rate assumptions for the aggregate future policy benefit liabilities range from 2% to 10%.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Future policy benefit liabilities for individual and group traditional fixed annuities after annuitization are equal to the present value of expected future payments. Interest rate assumptions used in establishing such liabilities range from 2% to 11%.

   Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Interest rate assumptions used in establishing such liabilities range from 5% to 7%.

   Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rate assumptions used in establishing such liabilities range from 3% to 8%.

   Liabilities for unpaid claims and claim expenses are included in future policyholder benefits and represent the amount estimated for claims that have been reported but not settled and claims incurred but not reported. Liabilities for unpaid claims are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

   The Company establishes future policy benefit liabilities for minimum death and income benefit guarantees relating to certain annuity contracts and secondary and paid-up guarantees relating to certain life policies as follows:

    . Guaranteed minimum death benefit ("GMDB") liabilities are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the GMDB liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility are consistent with the historical experience of the appropriate underlying equity index, such as the Standard & Poor's ("S&P") 500 Index. The benefit assumptions used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

    . Guaranteed minimum income benefit ("GMIB") liabilities are determined by estimating the expected value of the income benefits in excess of the projected account balance at any future date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used for estimating the GMIB liabilities are consistent with those used for estimating the GMDB liabilities. In addition, the calculation of guaranteed annuitization benefit liabilities incorporates an assumption for the percentage of the potential annuitizations that may be elected by the contractholder. Certain GMIBs have settlement features that result in a portion of that guarantee being accounted for as an embedded derivative and are recorded in policyholder account balances as described below.

   Liabilities for universal and variable life secondary guarantees and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the secondary and paid-up guarantee liabilities are consistent with

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility for variable products are consistent with historical S&P experience. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

   The Company establishes policyholder account balances for guaranteed minimum benefits relating to certain variable annuity products as follows:

    . Guaranteed minimum withdrawal benefits ("GMWB") guarantee the contractholder a return of their purchase payment via partial withdrawals, even if the account value is reduced to zero, provided that the contractholder's cumulative withdrawals in a contract year do not exceed a certain limit. The initial guaranteed withdrawal amount is equal to the initial benefit base as defined in the contract (typically, the initial purchase payments plus applicable bonus amounts). The GMWB is an embedded derivative, which is measured at estimated fair value separately from the host variable annuity product.

    . Guaranteed minimum accumulation benefits ("GMAB") and settlement features in certain GMIB described above provide the contractholder, after a specified period of time determined at the time of issuance of the variable annuity contract, with a minimum accumulation of their purchase payments even if the account value is reduced to zero. The initial guaranteed accumulation amount is equal to the initial benefit base as defined in the contract (typically, the initial purchase payments plus applicable bonus amounts). The GMAB is an embedded derivative, which is measured at estimated fair value separately from the host variable annuity product.

   For GMWB, GMAB and certain GMIB, the initial benefit base is increased by additional purchase payments made within a certain time period and decreases by benefits paid and/or withdrawal amounts. After a specified period of time, the benefit base may also increase as a result of an optional reset as defined in the contract.

   GMWB, GMAB and certain GMIB are accounted for as embedded derivatives with changes in estimated fair value reported in net derivative gains (losses).

   At inception of the GMWB, GMAB and certain GMIB contracts, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

   The estimated fair values of these embedded derivatives are then determined based on the present value of projected future benefits minus the present value of projected future fees. The projections of future benefits and future fees require capital market and actuarial assumptions including expectations concerning policyholder behavior. A risk neutral valuation methodology is used under which the cash flows from the guarantees are projected under multiple capital market scenarios using observable risk free rates. The valuation of these embedded derivatives also includes an adjustment for the Company's nonperformance risk and risk margins for non-capital market inputs. The nonperformance adjustment is determined by taking into consideration publicly available information relating to spreads in the secondary market for MetLife, Inc.'s debt, including related credit default swaps. These observable spreads are then adjusted, as necessary, to reflect the priority of these liabilities and the claims paying ability of the issuing insurance subsidiaries compared to MetLife, Inc. Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment.

   These guaranteed minimum benefits may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates, changes in nonperformance risk, variations in actuarial assumptions regarding policyholder behavior, mortality and risk margins related to non-capital market inputs

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

   The Company periodically reviews its estimates of actuarial liabilities for future policy benefits and compares them with its actual experience. Differences between actual experience and the assumptions used in pricing these policies and guarantees, and in the establishment of the related liabilities result in variances in profit and could result in losses. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

   Policyholder account balances relate to investment-type contracts, universal life-type policies and certain guaranteed minimum benefits. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. Policyholder account balances for these contracts are equal to: (i) policy account values, which consist of an accumulation of gross premium payments; (ii) credited interest, ranging from 1% to 17%, less expenses, mortality charges and withdrawals; and (iii) fair value adjustments relating to business combinations.

  Other Policy-Related Balances

   Other policy-related balances include policy and contract claims, unearned revenue liabilities, premiums received in advance, policyholder dividends due and unpaid and policyholder dividends left on deposit.

   The liability for policy and contract claims generally relates to incurred but not reported death, disability, long-term care and dental claims, as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from actuarial analyses of historical patterns of claims and claims development for each line of business. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

   The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits and margins, similar to DAC. Such amortization is recorded in universal life and investment-type product policy fees.

   The Company accounts for the prepayment of premiums on its individual life, group life and health contracts as premium received in advance and applies the cash received to premiums when due.

   Also included in other policy-related balances are policyholder dividends due and unpaid on participating policies and policyholder dividends left on deposit. Such liabilities are presented at amounts contractually due to policyholders.

  Recognition of Insurance Revenue and Related Benefits

   Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

   Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Deposits related to universal life-type and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

   Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

   The portion of fees allocated to embedded derivatives described previously is recognized within net derivative gains (losses) as part of the estimated fair value of embedded derivatives.

  Other Revenues

   Other revenues include, in addition to items described elsewhere herein, advisory fees, broker-dealer commissions and fees and administrative service fees. Such fees and commissions are recognized in the period in which services are performed. Other revenues also include changes in account value relating to corporate-owned life insurance ("COLI"). Under certain COLI contracts, if the Company reports certain unlikely adverse results in its consolidated financial statements, withdrawals would not be immediately available and would be subject to market value adjustment, which could result in a reduction of the account value.

  Policyholder Dividends

   Policyholder dividends are approved annually by Metropolitan Life Insurance Company and its insurance subsidiaries' boards of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by Metropolitan Life Insurance Company and its insurance subsidiaries.

  Income Taxes

   The Company joins with MetLife, Inc. and its includable life insurance and non-life insurance subsidiaries in filing a consolidated U.S. federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended (the "Code"). The Company participates in a tax sharing agreement with MetLife, Inc. Under the agreement, current income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments (receive reimbursement) to (from) MetLife, Inc. to the extent that their incomes (losses and other credits) contribute to (reduce) the consolidated income tax expense. The consolidating companies are reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return.

   The Company's accounting for income taxes represents management's best estimate of various events and transactions.

   Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

   The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, consideration is given to, among other things, the following:

    (i)future taxable income exclusive of reversing temporary differences and carryforwards;

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   (ii)future reversals of existing taxable temporary differences;

  (iii)taxable income in prior carryback years; and

   (iv)tax planning strategies.

   The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when the ultimate deductibility of certain items is challenged by taxing authorities (see Note 12 ) or when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events, such as changes in tax laws, tax regulations, or interpretations of such laws or regulations, could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the consolidated financial statements in the year these changes occur.

   The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50 percent likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

   The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

  Reinsurance

   The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its various insurance products and also as a provider of reinsurance for some insurance products issued by third parties.

   For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

   For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC and recognized as a component of other expenses on a basis consistent with the way the acquisition costs on the underlying reinsured contracts would be recognized. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums and ceded (assumed) future policy benefit liabilities are established.

   For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums and are reflected as a component of premiums, reinsurance and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria of reinsurance accounting, amounts paid (received) in excess of (which do not exceed) the related insurance liabilities ceded (assumed) are recognized immediately as a loss. Any gains on such retroactive agreements are deferred and recorded in other liabilities. The gains are amortized primarily using the recovery method.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The assumptions used to account for both long and short-duration reinsurance agreements are consistent with those used for the underlying contracts. Ceded policyholder and contract related liabilities, other than those currently due, are reported gross on the balance sheet.

   Amounts currently recoverable under reinsurance agreements are included in premiums, reinsurance and other receivables and amounts currently payable are included in other liabilities. Such assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance balances recoverable could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance.

   Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues.

   If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

   Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously.

   Cessions under reinsurance arrangements do not discharge the Company's obligations as the primary insurer.

  Employee Benefit Plans

   The Company sponsors and administers various qualified and non-qualified defined benefit pension plans and other postretirement employee benefit plans covering eligible employees and sales representatives who meet specified eligibility requirements of the sponsor and its participating affiliates. A December 31 measurement date is used for all of the Company's defined benefit pension and other postretirement benefit plans.

   Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits based upon years of credited service and either final average or career average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as earnings credits, determined annually based upon the average annual rate of interest on 30-year Treasury securities, for each account balance.

   The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired participants. Participants that were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company, may become eligible for these other postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total cost of postretirement medical benefits. Participants hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The projected pension benefit obligation ("PBO") is defined as the actuarially calculated present value of vested and non-vested pension benefits accrued based on future salary levels. The accumulated pension benefit obligation ("ABO") is the actuarial present value of vested and non-vested pension benefits accrued based on current salary levels. Obligations, both PBO and ABO, of the defined benefit pension plans are determined using a variety of actuarial assumptions, from which actual results may vary, as described below.

   The expected postretirement plan benefit obligations represent the actuarial present value of all other postretirement benefits expected to be paid after retirement to employees and their dependents and is used in measuring the periodic postretirement benefit expense. The accumulated postretirement plan benefit obligations ("APBO") represent the actuarial present value of future other postretirement benefits attributed to employee services rendered through a particular date and is the valuation basis upon which liabilities are established. The APBO is determined using a variety of actuarial assumptions, from which actual results may vary, as described below.

   The Company recognizes the funded status of the PBO for pension plans and the APBO for other postretirement plans for each of its plans in the consolidated balance sheets. The actuarial gains or losses, prior service costs and credits and the remaining net transition asset or obligation that had not yet been included in net periodic benefit costs are charged, net of income tax, to accumulated other comprehensive income (loss).

   Net periodic benefit cost is determined using management estimates and actuarial assumptions to derive service cost, interest cost, and expected return on plan assets for a particular year. Net periodic benefit cost also includes the applicable amortization of any prior service cost (credit) arising from the increase (decrease) in prior years' benefit costs due to plan amendments or initiation of new plans. These costs are amortized into net periodic benefit cost over the expected service years of employees whose benefits are affected by such plan amendments. Actual experience related to plan assets and/or the benefit obligations may differ from that originally assumed when determining net periodic benefit cost for a particular period, resulting in gains or losses. To the extent such aggregate gains or losses exceed 10 percent of the greater of the benefit obligations or the market-related asset value of the plans, they are amortized into net periodic benefit cost over the expected service years of employees expected to receive benefits under the plans.

   The obligations and expenses associated with these plans require an extensive use of assumptions such as the discount rate, expected rate of return on plan assets, rate of future compensation increases, healthcare cost trend rates, as well as assumptions regarding participant demographics such as rate and age of retirements, withdrawal rates and mortality. Management, in consultation with its external consulting actuarial firms, determines these assumptions based upon a variety of factors such as historical performance of the plan and its assets, currently available market and industry data and expected benefit payout streams. The assumptions used may differ materially from actual results due to, among other factors, changing market and economic conditions and changes in participant demographics. These differences may have a significant effect on the Company's consolidated financial statements and liquidity.

   The Company also sponsors defined contribution savings and investment plans ("SIP") for substantially all employees under which a portion of participant contributions is matched. Applicable matching contributions are made each payroll period. Accordingly, the Company recognizes compensation cost for current matching contributions. As all contributions are transferred currently as earned to the SIP trust, no liability for matching contributions is recognized in the consolidated balance sheets.

  Stock-Based Compensation

   Stock-based compensation recognized in the Company's consolidated results of operations is allocated from MetLife, Inc. The accounting policies described below represent those that MetLife, Inc. applies in determining such allocated expenses.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   As more fully described in Note 15, MetLife, Inc. grants certain employees and directors stock-based compensation awards under various plans that are subject to specific vesting conditions. The cost of all stock-based transactions is measured at fair value at grant date and recognized over the period during which a grantee is required to provide goods or services in exchange for the award. Although the terms of MetLife, Inc.'s stock-based plans do not accelerate vesting upon retirement, or the attainment of retirement eligibility, the requisite service period subsequent to attaining such eligibility is considered nonsubstantive. Accordingly, MetLife, Inc. recognizes compensation expense related to stock-based awards over the shorter of the requisite service period or the period to attainment of retirement eligibility. An estimation of future forfeitures of stock-based awards is incorporated into the determination of compensation expense when recognizing expense over the requisite service period.

  Foreign Currency

   Assets, liabilities and operations of foreign affiliates and subsidiaries, if any, are recorded based on the functional currency of each entity. The determination of the functional currency is made based on the appropriate economic and management indicators. The local currencies of foreign operations are the functional currencies. Assets and liabilities of foreign affiliates and subsidiaries, if any, are translated from the functional currency to U.S. dollars at the exchange rates in effect at each year-end and income and expense accounts are translated at the average rates of exchange prevailing during the year. The resulting translation adjustments are charged or credited directly to other comprehensive income or loss, net of applicable taxes. Gains and losses from foreign currency transactions, including the effect of re-measurement of monetary assets and liabilities to the appropriate functional currency, are reported as part of net investment gains (losses) in the period in which they occur.

  Discontinued Operations

   The results of operations of a component of the Company that either has been disposed of or is classified as held-for-sale are reported in discontinued operations if the operations and cash flows of the component have been or will be eliminated from the ongoing operations of the Company as a result of the disposal transaction and the Company will not have any significant continuing involvement in the operations of the component after the disposal transaction.

  Litigation Contingencies

   The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements. It is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations, or the use of different assumptions in the determination of amounts recorded, could have a material effect upon the Company's consolidated net income or cash flows in particular quarterly or annual periods.

  Separate Accounts

   Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Assets within the Company's separate accounts primarily include: mutual funds, fixed maturity and equity securities, mortgage loans, derivatives, hedge funds, other limited partnership interests, short-term investments and cash and cash

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

equivalents. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and
(iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their fair value which is based on the estimated fair values of the underlying assets comprising the portfolios of an individual separate account. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the consolidated statements of operations. Separate accounts credited with a contractual investment return are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses and the accounting for these investments is consistent with the methodologies described herein for similar financial instruments held within the general account.

   The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges.

  ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

  Financial Instruments

   Effective December 31, 2010, the Company adopted new guidance regarding disclosures about the credit quality of financing receivables and valuation allowances for credit losses, including credit quality indicators. Such disclosures must be disaggregated by portfolio segment or class based on how a company develops its valuation allowances for credit losses and how it manages its credit exposure. The Company has provided all material required disclosures in its consolidated financial statements. Certain additional disclosures will be required for reporting periods ending March 31, 2011 and certain disclosures relating to troubled debt restructurings have been deferred indefinitely.

   Effective July 1, 2010, the Company adopted new guidance regarding accounting for embedded credit derivatives within structured securities. This guidance clarifies the type of embedded credit derivative that is exempt from embedded derivative bifurcation requirements. Specifically, embedded credit derivatives resulting only from subordination of one financial instrument to another continue to qualify for the scope exception. Embedded credit derivative features other than subordination must be analyzed to determine whether they require bifurcation and separate accounting.

   As a result of the adoption of this guidance, the Company elected FVO for certain structured securities that were previously accounted for as fixed maturity securities. Upon adoption, the Company reclassified $50 million of securities from fixed maturity securities to trading and other securities. These securities had cumulative unrealized losses of $10 million, net of income tax, which was recognized as a cumulative effect adjustment to decrease retained earnings with a corresponding increase to accumulated other comprehensive income (loss) as of July 1, 2010.

   Effective January 1, 2010, the Company adopted new guidance related to financial instrument transfers and consolidation of VIEs. The financial instrument transfer guidance eliminates the concept of a QSPE, eliminates the guaranteed mortgage securitization exception, changes the criteria for achieving sale accounting when transferring a financial asset and changes the initial recognition of retained beneficial interests. The new consolidation guidance changes the definition of the primary beneficiary, as well as the method of determining whether an entity is a primary beneficiary of a VIE from a quantitative model to a qualitative model. Under the new qualitative model, the entity that has both the ability to direct the most significant activities of the VIE and the obligation to absorb losses or receive benefits that could be significant to the VIE is considered to be the primary beneficiary of the VIE. The guidance requires a quarterly reassessment, as well as enhanced disclosures, including the effects of a company's involvement with VIEs on its financial statements.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   As a result of the adoption of this guidance, the Company consolidated certain former QSPEs that were previously accounted for as equity security collateralized debt obligations. The Company also elected the FVO for all of the consolidated assets and liabilities of these entities. Upon consolidation, the Company recorded $278 million of securities classified as trading and other securities and $232 million of long-term debt based on estimated fair values at January 1, 2010 and de-recognized less than $1 million in equity securities. The consolidation also resulted in an increase in retained earnings of $30 million, net of income tax, at January 1, 2010. For the year ended
December 31, 2010, the Company recorded $15 million of net investment income on the consolidated assets, $15 million of interest expense in other expenses on the related long-term debt and ($30) million in net investment gains (losses) to remeasure the assets and liabilities at their estimated fair values.

   In addition, the Company also deconsolidated certain partnerships for which the Company does not have the power to direct activities and for which the Company has concluded it is no longer the primary beneficiary. These deconsolidations did not result in a cumulative effect adjustment to retained earnings and did not have a material impact on the Company's consolidated financial statements.

   Also effective January 1, 2010, the Company adopted new guidance that indefinitely defers the above changes relating to the Company's interests in entities that have all the attributes of an investment company or for which it is industry practice to apply measurement principles for financial reporting that are consistent with those applied by an investment company. As a result of the deferral, the above guidance did not apply to certain real estate joint ventures and other limited partnership interests held by the Company.

   As more fully described in "Summary of Significant Accounting Policies and Critical Accounting Estimates," effective April 1, 2009, the Company adopted OTTI guidance. This guidance amends the previously used methodology for determining whether an OTTI exists for fixed maturity securities, changes the presentation of OTTI for fixed maturity securities and requires additional disclosures for OTTI on fixed maturity and equity securities in interim and annual financial statements.

   The Company's net cumulative effect adjustment of adopting the OTTI guidance was an increase of $36 million to retained earnings with a corresponding increase to accumulated other comprehensive loss to reclassify the noncredit loss portion of previously recognized OTTI losses on fixed maturity securities held at April 1, 2009. This cumulative effect adjustment was comprised of an increase in the amortized cost basis of fixed maturity securities of $59 million, net of policyholder related amounts of $4 million and net of deferred income taxes of $19 million, resulting in the net cumulative effect adjustment of $36 million. The increase in the amortized cost basis of fixed maturity securities of $59 million by sector was as follows: $25 million -- ABS, $25 million -- RMBS and $9 million -- U.S. corporate securities.

   As a result of the adoption of the OTTI guidance, the Company's pre-tax earnings for the year ended December 31, 2009 increased by $566 million, offset by an increase in other comprehensive loss representing OTTI relating to noncredit losses recognized during the year ended December 31, 2009.

   Effective January 1, 2009, the Company adopted guidance on disclosures about derivative instruments and hedging. This guidance requires enhanced qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments and disclosures about credit risk-related contingent features in derivative agreements. The Company has provided all of the material disclosures in its consolidated financial statements.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The following pronouncements relating to financial instruments had no material impact on the Company's consolidated financial statements:

    . Effective January 1, 2009, the Company adopted prospectively an update on accounting for transfers of financial assets and repurchase financing transactions. This update provides guidance for evaluating whether to account for a transfer of a financial asset and repurchase financing as a single transaction or as two separate transactions.

    . Effective December 31, 2008, the Company adopted guidance on the recognition of interest income and impairment on purchased beneficial interests and beneficial interests that continue to be held by a transferor in securitized financial assets. This new guidance more closely aligns the determination of whether an OTTI has occurred for a beneficial interest in a securitized financial asset with the original guidance for fixed maturity securities classified as available-for-sale or held-to-maturity.

    . Effective January 1, 2008, the Company adopted guidance relating to application of the shortcut method of accounting for derivative instruments and hedging activities. This guidance permits interest rate swaps to have a non-zero fair value at inception when applying the shortcut method of assessing hedge effectiveness as long as the difference between the transaction price (zero) and the fair value (exit price), as defined by current accounting guidance on fair value measurements, is solely attributable to a bid-ask spread. In addition, entities are not precluded from applying the shortcut method of assessing hedge effectiveness in a hedging relationship of interest rate risk involving an interest bearing asset or liability in situations where the hedged item is not recognized for accounting purposes until settlement date as long as the period between trade date and settlement date of the hedged item is consistent with generally established conventions in the marketplace.

    . Effective January 1, 2008, the Company adopted guidance that permits a reporting entity to offset fair value amounts recognized for the right to reclaim cash collateral (a receivable) or the obligation to return cash collateral (a payable) against fair value amounts recognized for derivative instruments executed with the same counterparty under the same master netting arrangement that have been offset. This guidance also includes certain terminology modifications. Upon adoption of this guidance, the Company did not change its accounting policy of not offsetting fair value amounts recognized for derivative instruments under master netting arrangements.

  Business Combinations and Noncontrolling Interests

   Effective January 1, 2009, the Company adopted revised guidance on business combinations and accounting for noncontrolling interests in the consolidated financial statements. Under this guidance:

    . All business combinations (whether full, partial or "step" acquisitions) result in all assets and liabilities of an acquired business being recorded at fair value, with limited exceptions.

    . Acquisition costs are generally expensed as incurred; restructuring costs associated with a business combination are generally expensed as incurred subsequent to the acquisition date.

    . The fair value of the purchase price, including the issuance of equity securities, is determined on the acquisition date.

    . Assets acquired and liabilities assumed in a business combination that arise from contingencies are recognized at fair value if the acquisition-date fair value can be reasonably determined. If the fair value is not estimable, an asset or liability is recorded if existence or incurrence at the acquisition date is probable and its amount is reasonably estimable.

    . Changes in deferred income tax asset valuation allowances and income tax uncertainties after the acquisition date generally affect income tax expense.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


    . Noncontrolling interests (formerly known as "minority interests") are valued at fair value at the acquisition date and are presented as equity rather than liabilities.

    . Net income (loss) includes amounts attributable to noncontrolling interests.

    . When control is attained on previously noncontrolling interests, the previously held equity interests are remeasured at fair value and a gain or loss is recognized.

    . Purchases or sales of equity interests that do not result in a change in control are accounted for as equity transactions.

    . When control is lost in a partial disposition, realized gains or losses are recorded on equity ownership sold and the remaining ownership interest is remeasured and holding gains or losses are recognized.

   The adoption of this guidance on a prospective basis did not have an impact on the Company's consolidated financial statements. Financial statements and disclosures for periods prior to 2009 reflect the retrospective application of the accounting for noncontrolling interests as required under this guidance.

   Effective January 1, 2009, the Company adopted prospectively guidance on determination of the useful life of intangible assets. This guidance amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset. This change is intended to improve the consistency between the useful life of a recognized intangible asset and the period of expected future cash flows used to measure the fair value of the asset. The Company determines useful lives and provides all of the material disclosures prospectively on intangible assets acquired on or after January 1, 2009 in accordance with this guidance.

  Fair Value

   Effective January 1, 2010, the Company adopted new guidance that requires new disclosures about significant transfers into and/or out of Levels 1 and 2 of the fair value hierarchy and activity in Level 3. In addition, this guidance provides clarification of existing disclosure requirements about level of disaggregation and inputs and valuation techniques. The adoption of this guidance did not have an impact on the Company's consolidated financial statements.

   Effective January 1, 2008, the Company adopted fair value measurements guidance which defines fair value, establishes a consistent framework for measuring fair value, establishes a fair value hierarchy based on the observability of inputs used to measure fair value, and requires enhanced disclosures about fair value measurements and applied this guidance prospectively to assets and liabilities measured at fair value. The adoption of this guidance changed the valuation of certain freestanding derivatives by moving from a mid to bid pricing convention as it relates to certain volatility inputs, as well as the addition of liquidity adjustments and adjustments for risks inherent in a particular input or valuation technique. The adoption of this guidance also changed the valuation of the Company's embedded derivatives, most significantly the valuation of embedded derivatives associated with certain guarantees on variable annuity contracts. The change in valuation of embedded derivatives associated with guarantees on annuity contracts resulted from the incorporation of risk margins associated with non-capital market inputs and the inclusion of the Company's nonperformance risk in their valuation. At January 1, 2008, the impact of adopting the guidance on assets and liabilities measured at estimated fair value was $13 million ($8 million, net of income tax) and was recognized as a change in estimate in the accompanying consolidated statement of operations where it was presented in the respective statement of operations caption to which the item measured at estimated fair value is presented. There were no significant changes in estimated fair value of items measured at fair value and reflected in accumulated other comprehensive income (loss). The addition of risk margins and the Company's nonperformance risk adjustment in the valuation of embedded derivatives associated with annuity contracts may result in significant volatility in the Company's consolidated net income in future periods. The Company provided all of the material disclosures in Note 5.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   In February 2007, the Financial Accounting Standards Board ("FASB") issued guidance related to the FVO for financial assets and financial liabilities. This guidance permits entities the option to measure most financial instruments and certain other items at fair value at specified election dates and to recognize related unrealized gains and losses in earnings. The FVO is applied on an instrument-by-instrument basis upon adoption of the standard, upon the acquisition of an eligible financial asset, financial liability or firm commitment or when certain specified reconsideration events occur. The fair value election is an irrevocable election. Effective January 1, 2008, the Company did not elect the FVO for any instruments.

   The following pronouncements relating to fair value had no material impact on the Company's consolidated financial statements:

    . Effective September 30, 2008, the Company adopted guidance relating to the fair value measurements of financial assets when the market for those assets is not active. It provides guidance on how a company's internal cash flow and discount rate assumptions should be considered in the measurement of fair value when relevant market data does not exist, how observable market information in an inactive market affects fair value measurement and how the use of market quotes should be considered when assessing the relevance of observable and unobservable data available to measure fair value.

    . Effective January 1, 2009, the Company implemented fair value measurements guidance for certain nonfinancial assets and liabilities that are recorded at fair value on a non-recurring basis. This guidance applies to such items as: (i) nonfinancial assets and nonfinancial liabilities initially measured at estimated fair value in a business combination; (ii) reporting units measured at estimated fair value in the first step of a goodwill impairment test; and (iii) indefinite-lived intangible assets measured at estimated fair value for impairment assessment.

    . Effective January 1, 2009, the Company adopted prospectively guidance on issuer's accounting for liabilities measured at fair value with a third-party credit enhancement. This guidance states that an issuer of a liability with a third-party credit enhancement should not include the effect of the credit enhancement in the fair value measurement of the liability. In addition, it requires disclosures about the existence of any third-party credit enhancement related to liabilities that are measured at fair value.

    . Effective April 1, 2009, the Company adopted guidance on: (i) estimating the fair value of an asset or liability if there was a significant decrease in the volume and level of trading activity for these assets or liabilities; and (ii) identifying transactions that are not orderly. The Company has provided all of the material disclosures in its consolidated financial statements.

    .  Effective December 31, 2009, the Company adopted guidance on:
       (i) measuring the fair value of investments in certain entities that calculate NAV per share; (ii) how investments within its scope would be classified in the fair value hierarchy; and (iii) enhanced disclosure requirements, for both interim and annual periods, about the nature and risks of investments measured at fair value on a recurring or non-recurring basis.

    . Effective December 31, 2009, the Company adopted guidance on measuring liabilities at fair value. This guidance provides clarification for measuring fair value in circumstances in which a quoted price in an active market for the identical liability is not available. In such circumstances a company is required to measure fair value using either a valuation technique that uses: (i) the quoted price of the identical liability when traded as an asset; or (ii) quoted prices for similar liabilities or similar liabilities when traded as assets; or
       (iii) another valuation technique that is consistent with the principles of fair value measurement such as an income approach (e.g., present value technique) or a market approach (e.g., "entry" value technique).

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  Defined Benefit and Other Postretirement Plans

   Effective December 31, 2009, the Company adopted guidance to enhance the transparency surrounding the types of assets and associated risks in an employer's defined benefit pension or other postretirement benefit plans. This guidance requires an employer to disclose information about the valuation of plan assets similar to that required under other fair value disclosure guidance. The Company provided all of the material disclosures in its consolidated financial statements.

  Other Pronouncements

   Effective April 1, 2009, the Company adopted prospectively guidance which establishes general standards for accounting and disclosures of events that occur subsequent to the balance sheet date but before financial statements are issued or available to be issued. The Company has provided all of the material disclosures in its consolidated financial statements.

   Effective January 1, 2008, the Company prospectively adopted guidance on the sale of real estate when the agreement includes a buy-sell clause. This guidance addresses whether the existence of a buy-sell arrangement would preclude partial sales treatment when real estate is sold to a jointly owned entity and concludes that the existence of a buy-sell clause does not necessarily preclude partial sale treatment under current guidance. The adoption of this guidance did not have a material impact on the Company's consolidated financial statements.

  FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

   In December 2010, the FASB issued new guidance addressing when a business combination should be assumed to have occurred for the purpose of providing pro forma disclosure (Accounting Standards Update ("ASU") 2010-29, Business Combinations (Topic 805): Disclosure of Supplementary Pro Forma Information for Business Combinations). Under the new guidance, if an entity presents comparative financial statements, the entity should disclose revenue and earnings of the combined entity as though the business combination that occurred during the current year had occurred as of the beginning of the comparable prior annual reporting period. The guidance also expands the supplemental pro forma disclosures to include additional narratives. The guidance is effective for fiscal years beginning on or after December 15, 2010. The Company will apply the guidance prospectively on its accounting for future acquisitions and does not expect the adoption of this guidance to have a material impact on the Company's consolidated financial statements.

   In December 2010, the FASB issued new guidance regarding goodwill impairment testing (ASU 2010-28, Intangibles -- Goodwill and Other (Topic 350): When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts). This guidance modifies Step 1 of the goodwill impairment test for reporting units with zero or negative carrying amounts. For those reporting units, an entity would be required to perform Step 2 of the test if qualitative factors indicate that it is more likely than not that goodwill impairment exists. The guidance is effective for the first quarter of 2011. The Company does not expect the adoption of this new guidance to have a material impact on its consolidated financial statements.

   In October 2010, the FASB issued new guidance regarding accounting for deferred acquisition costs (ASU 2010-26, Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts) effective for the first quarter of 2012. This guidance clarifies the costs that should be deferred by insurance entities when issuing and renewing insurance contracts. The guidance also specifies that only costs related directly to successful acquisition of new or renewal contracts can be capitalized. All other acquisition-related costs should be expensed as incurred. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

   In April 2010, the FASB issued new guidance regarding accounting for investment funds determined to be VIEs (ASU 2010-15, How Investments Held through Separate Accounts Affect an Insurer's Consolidation

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

Analysis of Those Investments). Under this guidance, an insurance entity would not be required to consolidate a voting- interest investment fund when it holds the majority of the voting interests of the fund through its separate accounts. In addition, an insurance entity would not consider the interests held through separate accounts for the benefit of policyholders in the insurer's evaluation of its economics in a VIE, unless the separate account contractholder is a related party. The guidance is effective for the first quarter of 2011. The Company does not expect the adoption of this new guidance to have a material impact on its consolidated financial statements.

2.  ACQUISITIONS AND DISPOSITIONS

  2009 DISPOSITION THROUGH ASSUMPTION REINSURANCE

   On October 30, 2009, the Company completed the disposal, through assumption reinsurance, of substantially all of the insurance business of MetLife Canada, a wholly-owned indirect subsidiary, to a third-party. Pursuant to the assumption reinsurance agreement, the consideration paid by the Company was $259 million, comprised of cash of $14 million and fixed maturity securities, mortgage loans and other assets totaling $245 million. At the date of the assumption reinsurance agreement, the carrying value of insurance liabilities transferred was $267 million, resulting in a gain of $5 million, net of income tax. The gain was recognized in net investment gains (losses).

  2008 DISPOSITION

   In September 2008, MetLife, Inc. completed a tax-free split-off of its majority-owned subsidiary, Reinsurance Group of America, Incorporated ("RGA"). In connection with this transaction, General American Life Insurance Company ("GALIC") dividended to Metropolitan Life Insurance Company and Metropolitan Life Insurance Company dividended to MetLife, Inc. substantially all of its interests in RGA at a value of $1,318 million. The net book value of RGA at the time of the dividend was $1,716 million. The loss recognized in connection with the dividend was $398 million. Metropolitan Life Insurance Company, through its investment in GALIC, retained 3,000,000 shares of RGA Class A common stock. These shares are marketable equity securities which do not constitute significant continuing involvement in the operations of RGA; accordingly, they were classified within equity securities in the consolidated financial statements of the Company at a cost basis of $157 million which is equivalent to the net book value of the shares. The equity securities have been recorded at fair value at each subsequent reporting date. The Company agreed to dispose of the remaining shares of RGA within the next five years. In connection with the Company's agreement to dispose of the remaining shares, the Company also recognized, in its provision for income tax on continuing operations, a deferred tax liability of $16 million which represents the difference between the book and taxable basis of the remaining investment in RGA. On February 15, 2011, the Company sold to RGA such remaining shares.

   The impact of the disposition of the Company's investment in RGA was reflected in the Company's consolidated financial statements as discontinued operations. See Note 18.

  OTHER ACQUISITIONS AND DISPOSITIONS

   See Note 15 for information on the contribution from MetLife, Inc. in the form of intangible assets related to VOCRA from a 2008 acquisition by MetLife, Inc.

3.  INVESTMENTS

  FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

   The following tables present the cost or amortized cost, gross unrealized gain and loss, estimated fair value of the Company's fixed maturity and equity securities and the percentage that each sector represents by the respective total holdings for the periods shown. The unrealized loss amounts presented below include the noncredit loss component of OTTI loss:

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                                DECEMBER 31, 2010
                                                 -----------------------------------------------
                                                             GROSS UNREALIZED
                                                  COST OR  --------------------- ESTIMATED
                                                 AMORTIZED        TEMPORARY OTTI   FAIR    % OF
                                                   COST     GAIN    LOSS    LOSS   VALUE   TOTAL
                                                 --------- ------ --------- ---- --------- -----
                                                                  (IN MILLIONS)
FIXED MATURITY SECURITIES:
U.S. corporate securities....................... $ 50,764  $3,322  $  959   $ -- $ 53,127   33.3%
Foreign corporate securities....................   28,841   2,218     492     --   30,567   19.2
RMBS............................................   29,548   1,244     569    319   29,904   18.7
U.S. Treasury, agency and government guaranteed
 securities (1).................................   20,154   1,190     367     --   20,977   13.1
CMBS............................................    9,401     484     174     10    9,701    6.1
ABS.............................................    7,514     159     365     90    7,218    4.5
State and political subdivision securities......    4,693      86     195     --    4,584    2.9
Foreign government securities...................    2,793     682      18     --    3,457    2.2
                                                 --------  ------  ------   ---- --------  -----
    Total fixed maturity securities (2), (3).... $153,708  $9,385  $3,139   $419 $159,535  100.0%
                                                 ========  ======  ======   ==== ========  =====
EQUITY SECURITIES:
Common stock.................................... $    937  $   42  $    7   $ -- $    972   53.4%
Non-redeemable preferred stock (2)..............      961      52     164     --      849   46.6
                                                 --------  ------  ------   ---- --------  -----
    Total equity securities (4)................. $  1,898  $   94  $  171   $ -- $  1,821  100.0%
                                                 ========  ======  ======   ==== ========  =====

                                                                DECEMBER 31, 2009
                                                 -----------------------------------------------
                                                             GROSS UNREALIZED
                                                  COST OR  --------------------- ESTIMATED
                                                 AMORTIZED        TEMPORARY OTTI   FAIR    % OF
                                                   COST     GAIN    LOSS    LOSS   VALUE   TOTAL
                                                 --------- ------ --------- ---- --------- -----
                                                                  (IN MILLIONS)
FIXED MATURITY SECURITIES:
U.S. corporate securities....................... $ 48,650  $2,179  $1,752   $  9 $ 49,068   33.9%
Foreign corporate securities....................   24,367   1,469     836      3   24,997   17.3
RMBS............................................   31,810     899   1,303    421   30,985   21.4
U.S. Treasury, agency and government guaranteed
 securities (1).................................   16,399     681     678     --   16,402   11.3
CMBS............................................   11,393     124     746     --   10,771    7.5
ABS.............................................    7,892     102     682    141    7,171    5.0
State and political subdivision securities......    2,827      53     146     --    2,734    1.9
Foreign government securities...................    2,101     467      47     --    2,521    1.7
                                                 --------  ------  ------   ---- --------  -----
    Total fixed maturity securities (2), (3).... $145,439  $5,974  $6,190   $574 $144,649  100.0%
                                                 ========  ======  ======   ==== ========  =====
EQUITY SECURITIES:
Common stock.................................... $  1,076  $   58  $    4   $ -- $  1,130   53.4%
Non-redeemable preferred stock (2)..............    1,115      54     183     --      986   46.6
                                                 --------  ------  ------   ---- --------  -----
    Total equity securities (4)................. $  2,191  $  112  $  187   $ -- $  2,116  100.0%
                                                 ========  ======  ======   ==== ========  =====

----------
(1)The Company has classified within the U.S. Treasury, agency and government guaranteed securities caption certain corporate fixed maturity securities issued by U.S. financial institutions that were guaranteed by the Federal Deposit Insurance Corporation ("FDIC") pursuant to the FDIC's Temporary Liquidity Guarantee Program of $23 million and $51 million at estimated fair value at December 31, 2010 and 2009, respectively, with an unrealized gain of less than $1 million at both December 31, 2010 and 2009.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

(2)Upon acquisition, the Company classifies perpetual securities that have attributes of both debt and equity as fixed maturity securities if the security has an interest rate step-up feature which, when combined with other qualitative factors, indicates that the security has more debt-like characteristics. The Company classifies perpetual securities with an interest rate step-up feature which, when combined with other qualitative factors, indicates that the security has more equity-like characteristics, as equity securities within non-redeemable preferred stock. Many of such securities have been issued by non-U.S. financial institutions that are accorded Tier 1 and Upper Tier 2 capital treatment by their respective regulatory bodies and are commonly referred to as "perpetual hybrid securities." The following table presents the perpetual hybrid securities held by the Company at:

                                                                                                 DECEMBER 31,
-                                                                                             -------------------
                                                                                                2010      2009
-                                                                                             --------- ---------
                                      CLASSIFICATION
--------------------------------------------------------------------------------------------  ESTIMATED ESTIMATED
                                                                                                FAIR      FAIR
CONSOLIDATED BALANCE SHEETS           SECTOR TABLE                   PRIMARY ISSUERS            VALUE     VALUE
---------------------------  ------------------------------- -------------------------------- --------- ---------
                                                                                                 (IN MILLIONS)
Equity securities            Non-redeemable preferred stock  Non-U.S. financial institutions   $  667    $  699
Equity securities            Non-redeemable preferred stock  U.S. financial institutions       $   84    $  191
Fixed maturity securities    Foreign corporate securities    Non-U.S. financial institutions   $1,304    $1,785
Fixed maturity securities    U.S. corporate securities       U.S. financial institutions       $   11    $   38

----------
(3)The Company's holdings in redeemable preferred stock with stated maturity dates, commonly referred to as "capital securities", were primarily issued by U.S. financial institutions and have cumulative interest deferral features. The Company held $1,796 million and $1,769 million at estimated fair value of such securities at December 31, 2010 and 2009, respectively, which are included in the U.S. and foreign corporate securities sectors within fixed maturity securities.

(4)Equity securities primarily consist of investments in common and preferred stocks, including certain perpetual hybrid securities and mutual fund interests. Privately-held equity securities were $789 million and $810 million at estimated fair value at December 31, 2010 and 2009, respectively.

   The Company held foreign currency derivatives with notional amounts of $8.3 billion and $7.5 billion to hedge the exchange rate risk associated with foreign denominated fixed maturity securities at December 31, 2010 and 2009, respectively.

   The below investment grade and non-income producing amounts presented below are based on rating agency designations and equivalent designations of the National Association of Insurance Commissioners ("NAIC"), with the exception of certain structured securities described below held by Metropolitan Life Insurance Company and its domestic insurance subsidiaries. Non-agency RMBS, including RMBS backed by sub-prime mortgage loans reported within ABS, CMBS and all other ABS held by Metropolitan Life Insurance Company and its domestic insurance subsidiaries, are presented based on final ratings from the revised NAIC rating methodologies which became effective December 31, 2009 for non-agency RMBS, including RMBS backed by sub-prime mortgage loans reported within ABS, and December 31, 2010 for CMBS and the remaining ABS (which may not correspond to rating agency designations). All NAIC designation (e.g., NAIC
1 -- 6) amounts and percentages presented herein are based on the revised NAIC methodologies. All rating agency designation (e.g., Aaa/AAA) amounts and percentages presented herein are based on rating agency designations without adjustment for the revised NAIC methodologies described above. Rating agency designations are based on availability of applicable ratings from rating agencies on the NAIC acceptable rating organization list, including Moody's Investors Service ("Moody's"), S&P and Fitch Ratings ("Fitch").

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The following table presents selected information about certain fixed maturity securities held by the Company at:

                                                                  DECEMBER 31,
                                                                ----------------
                                                                  2010     2009
                                                                -------  -------
                                                                  (IN MILLIONS)
Below investment grade or non-rated fixed maturity securities:
 Estimated fair value.......................................... $15,214  $13,438
 Net unrealized gain (loss).................................... $  (553) $(1,804)
Non-income producing fixed maturity securities:
 Estimated fair value.......................................... $    55  $   120
 Net unrealized gain (loss).................................... $   (13) $   (12)

   Concentrations of Credit Risk (Fixed Maturity Securities) -- Summary. The following section contains a summary of the concentrations of credit risk related to fixed maturity securities holdings.

   The Company was not exposed to any concentrations of credit risk of any single issuer greater than 10% of the Company's equity, other than certain
U.S. government securities. The Company's holdings in U.S. Treasury, agency and government guaranteed fixed maturity securities at estimated fair value were $21.0 billion and $16.4 billion at December 31, 2010 and 2009, respectively.

   Concentrations of Credit Risk (Fixed Maturity Securities) -- U.S. and Foreign Corporate Securities. The Company maintains a diversified portfolio of corporate fixed maturity securities across industries and issuers. This portfolio does not have an exposure to any single issuer in excess of 1% of total investments. The tables below present for all corporate fixed maturity securities holdings, corporate securities by sector, U.S. corporate securities by major industry types, the largest exposure to a single issuer and the combined holdings in the ten issuers to which it had the largest exposure at:

                                                                    DECEMBER 31,
                                                          --------------------------------
                                                                2010             2009
                                                          ---------------  ---------------
                                                          ESTIMATED        ESTIMATED
                                                            FAIR    % OF     FAIR    % OF
                                                            VALUE   TOTAL    VALUE   TOTAL
                                                          --------- -----  --------- -----
                                                                    (IN MILLIONS)
Corporate fixed maturity securities -- by sector:
 Foreign corporate fixed maturity securities (1).........  $30,567   36.5%  $24,997   33.7%
U.S. corporate fixed maturity securities -- by industry:
 Industrial..............................................   14,059   16.8    12,339   16.6
 Consumer................................................   12,776   15.3    11,456   15.5
 Utility.................................................   11,902   14.2    10,372   14.0
 Finance.................................................    7,838    9.4     8,658   11.7
 Communications..........................................    4,375    5.2     4,273    5.8
 Other...................................................    2,177    2.6     1,970    2.7
                                                           -------  -----   -------  -----
   Total.................................................  $83,694  100.0%  $74,065  100.0%
                                                           =======  =====   =======  =====

----------
(1)Includes U.S. dollar-denominated debt obligations of foreign obligors and other foreign fixed maturity securities.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                           DECEMBER 31,
                                                            ------------------------------------------
                                                                    2010                  2009
                                                            --------------------  --------------------
                                                            ESTIMATED             ESTIMATED
                                                              FAIR    % OF TOTAL    FAIR    % OF TOTAL
                                                              VALUE   INVESTMENTS   VALUE   INVESTMENTS
                                                            --------- ----------- --------- -----------
                                                                           (IN MILLIONS)
Concentrations within corporate fixed maturity securities:
 Largest exposure to a single issuer.......................  $  672       0.3%     $  753       0.3%
 Holdings in ten issuers with the largest exposures........  $4,812       2.1%     $5,363       2.5%

   Concentrations of Credit Risk (Fixed Maturity Securities) -- RMBS. The table below presents the Company's RMBS holdings and portion rated Aaa/AAA and portion rated NAIC 1 at:

                                                      DECEMBER 31,
                                            --------------------------------
                                                  2010             2009
                                            ---------------  ---------------
                                            ESTIMATED        ESTIMATED
                                              FAIR    % OF     FAIR    % OF
                                              VALUE   TOTAL    VALUE   TOTAL
                                            --------- -----  --------- -----
                                                      (IN MILLIONS)
   By security type:
    Collateralized mortgage obligations....  $15,304   51.2%  $17,051   55.0%
    Pass-through securities................   14,600   48.8    13,934   45.0
                                             -------  -----   -------  -----
      Total RMBS...........................  $29,904  100.0%  $30,985  100.0%
                                             =======  =====   =======  =====
   By risk profile:
    Agency.................................  $22,525   75.3%  $23,415   75.6%
    Prime..................................    4,074   13.6     4,613   14.9
    Alternative residential mortgage loans.    3,305   11.1     2,957    9.5
                                             -------  -----   -------  -----
      Total RMBS...........................  $29,904  100.0%  $30,985  100.0%
                                             =======  =====   =======  =====
   Portion rated Aaa/AAA...................  $23,934   80.0%  $25,316   81.7%
                                             =======  =====   =======  =====
   Portion rated NAIC 1....................  $26,162   87.5%  $27,305   88.1%
                                             =======  =====   =======  =====

   Collateralized mortgage obligations are a type of mortgage-backed security structured by dividing the cash flows of mortgages into separate pools or tranches of risk that create multiple classes of bonds with varying maturities and priority of payments. Pass-through mortgage-backed securities are a type of asset-backed security that is secured by a mortgage or collection of mortgages. The monthly mortgage payments from homeowners pass from the originating bank through an intermediary, such as a government agency or investment bank, which collects the payments, and for a fee, remits or passes these payments through to the holders of the pass-through securities.

   Prime residential mortgage lending includes the origination of residential mortgage loans to the most creditworthy borrowers with high quality credit profiles. Alternative residential mortgage loans ("Alt-A") are a classification of mortgage loans where the risk profile of the borrower falls between prime and sub-prime. Sub-prime mortgage lending is the origination of residential mortgage loans to borrowers with weak credit profiles. Included within Alt-A RMBS are resecuritization of real estate mortgage investment conduit ("Re-REMIC") securities. Re-REMIC Alt-A RMBS involve the pooling of previous issues of Alt-A RMBS and restructuring the combined pools to create new senior and subordinated securities. The credit enhancement on the senior tranches is improved through the resecuritization. The Company's holdings are in senior tranches with significant credit enhancement.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The following tables present the Company's investment in Alt-A RMBS by vintage year (vintage year refers to the year of origination and not to the year of purchase) and certain other selected data:

                                         DECEMBER 31,
                               --------------------------------
                                     2010             2009
                               ---------------  ---------------
                               ESTIMATED        ESTIMATED
                                 FAIR    % OF     FAIR    % OF
                                 VALUE   TOTAL    VALUE   TOTAL
                               --------- -----  --------- -----
                                         (IN MILLIONS)
                VINTAGE YEAR:
                2004 & Prior..  $   71     2.1%  $   79     2.7%
                2005..........   1,074    32.5      948    32.0
                2006..........     796    24.1      619    20.9
                2007..........     654    19.8      543    18.4
                2008..........       7     0.2       --      --
                2009(1).......     671    20.3      768    26.0
                2010(1).......      32     1.0       --      --
                                ------   -----   ------   -----
                Total.........  $3,305   100.0%  $2,957   100.0%
                                ======   =====   ======   =====

----------
(1)All of the Company's Alt-A RMBS holdings in the 2009 and 2010 vintage years are Re-REMIC Alt-A RMBS that were purchased in 2009 and 2010 and are comprised of original issue vintage year 2005 through 2007 Alt-A RMBS. All of the Company's Re-REMIC Alt-A RMBS holdings are NAIC 1 rated.

                                                                                   DECEMBER 31,
                                                                            --------------------------
                                                                                2010          2009
-                                                                           ------------  ------------
                                                                                   % OF          % OF
                                                                            AMOUNT TOTAL  AMOUNT TOTAL
-                                                                           ------ -----  ------ -----
                                                                                   (IN MILLIONS)
Net unrealized gain (loss)................................................. $(408)        $(821)
Rated Aa/AA or better......................................................         19.7%         35.0%
Rated NAIC 1...............................................................         47.2%         36.7%
Distribution of holdings -- at estimated fair value -- by collateral type:
 Fixed rate mortgage loans collateral......................................         91.6%         90.4%
 Hybrid adjustable rate mortgage loans collateral..........................          8.4           9.6
                                                                                   -----         -----
   Total Alt-A RMBS........................................................        100.0%        100.0%
                                                                                   =====         =====

   Concentrations of Credit Risk (Fixed Maturity Securities) -- CMBS. The Company's holdings in CMBS were $9.7 billion and $10.8 billion at estimated fair value at December 31, 2010 and 2009, respectively. The Company had no exposure to CMBS index securities at December 31, 2010 or 2009. The Company held commercial real estate collateralized debt obligations securities of $36 million and $39 million at estimated fair value at December 31, 2010 and 2009, respectively.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


The following tables present the Company's holdings of CMBS by rating agency designation and by vintage year at:

                                                                         DECEMBER 31, 2010
                      ---------------------------------------------------------------------------------------------------
                                                                                                             BELOW
                                                                                                          INVESTMENT
                              Aaa                 Aa                   A                  Baa                GRADE
                      ------------------  ------------------  ------------------  ------------------  ------------------
                                ESTIMATED           ESTIMATED           ESTIMATED           ESTIMATED           ESTIMATED
                      AMORTIZED   FAIR    AMORTIZED   FAIR    AMORTIZED   FAIR    AMORTIZED   FAIR    AMORTIZED   FAIR
                        COST      VALUE     COST      VALUE     COST      VALUE     COST      VALUE     COST      VALUE
                      --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
                                                                           (IN MILLIONS)
2003 & Prior.........  $3,585    $3,736     $183      $185      $122      $119      $ 29      $ 27      $  7      $  6
2004.................   1,345     1,451       68        67        34        30         8         8        70        49
2005.................   1,867     2,003       38        32        48        41        36        25        --        --
2006.................     968     1,031       75        74        19        19        36        35        71        61
2007.................     479       448      224       176        16        15        63        53        10        10
2008 to 2010.........      --        --       --        --        --        --        --        --        --        --
                       ------    ------     ----      ----      ----      ----      ----      ----      ----      ----
Total................  $8,244    $8,669     $588      $534      $239      $224      $172      $148      $158      $126
                       ======    ======     ====      ====      ====      ====      ====      ====      ====      ====
Ratings Distribution.              89.4%               5.5%                2.3%                1.5%                1.3%
                                 ======               ====                ====                ====                ====

                      -------------------


                             TOTAL
                      ------------------
                                ESTIMATED
                      AMORTIZED   FAIR
                        COST      VALUE
                      --------- ---------

2003 & Prior.........  $3,926    $4,073
2004.................   1,525     1,605
2005.................   1,989     2,101
2006.................   1,169     1,220
2007.................     792       702
2008 to 2010.........      --        --
                       ------    ------
Total................  $9,401    $9,701
                       ======    ======
Ratings Distribution.             100.0%
                                 ======

   The December 31, 2010 table reflects rating agency designations assigned by nationally recognized rating agencies including Moody's, S&P, Fitch and Realpoint, LLC.

                                                                         DECEMBER 31, 2009
                      ---------------------------------------------------------------------------------------------------
                                                                                                             BELOW
                                                                                                          INVESTMENT
                              Aaa                 Aa                   A                  Baa                GRADE
                      ------------------  ------------------  ------------------  ------------------  ------------------
                                ESTIMATED           ESTIMATED           ESTIMATED           ESTIMATED           ESTIMATED
                      AMORTIZED   FAIR    AMORTIZED   FAIR    AMORTIZED   FAIR    AMORTIZED   FAIR    AMORTIZED   FAIR
                        COST      VALUE     COST      VALUE     COST      VALUE     COST      VALUE     COST      VALUE
                      --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
                                                                           (IN MILLIONS)
2003 & Prior.........  $4,421    $4,480     $331      $308      $132      $113      $ 22      $ 18      $ --      $ --
2004.................   1,633     1,645      108        91        70        43        20        15        58        45
2005.................   2,138     2,064      125        94        33        28        35        21        21        19
2006.................     705       656       97        84       332       284       149       106        96        37
2007.................     410       294        7         6       247       189       193       124        10         7
2008 to 2009.........      --        --       --        --        --        --        --        --        --        --
                       ------    ------     ----      ----      ----      ----      ----      ----      ----      ----
  Total..............  $9,307    $9,139     $668      $583      $814      $657      $419      $284      $185      $108
                       ======    ======     ====      ====      ====      ====      ====      ====      ====      ====
Ratings Distribution.              84.9%               5.4%                6.1%                2.6%                1.0%
                                 ======               ====                ====                ====                ====

                      -------------------


                             TOTAL
                      ------------------
                                ESTIMATED
                      AMORTIZED   FAIR
                        COST      VALUE
                      --------- ---------

2003 & Prior.........  $ 4,906   $ 4,919
2004.................    1,889     1,839
2005.................    2,352     2,226
2006.................    1,379     1,167
2007.................      867       620
2008 to 2009.........       --        --
                       -------   -------
  Total..............  $11,393   $10,771
                       =======   =======
Ratings Distribution.              100.0%
                                 =======

   The December 31, 2009 table reflects rating agency designations assigned by nationally recognized rating agencies including Moody's, S&P and Fitch.

The NAIC rating distribution of the Company's holdings of CMBS was as follows at:

                                      DECEMBER 31,
                                      ----------
                                      2010   2009
                                      ----   ----
                              NAIC 1. 96.8%  96.3%
                              NAIC 2.  2.8%   0.1%
                              NAIC 3.  0.3%   2.7%
                              NAIC 4.  0.1%   0.9%

   Concentrations of Credit Risk (Fixed Maturity Securities) -- ABS. The Company's holdings in ABS were $7.2 billion at estimated fair value at both December 31, 2010 and 2009. The Company's ABS are diversified both by collateral type and by issuer.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The following table presents the collateral type and certain other information about ABS held by the Company at:

                                                      DECEMBER 31,
                                            --------------------------------
                                                  2010             2009
                                            ---------------  ---------------
                                            ESTIMATED        ESTIMATED
                                              FAIR    % OF     FAIR    % OF
                                              VALUE   TOTAL    VALUE   TOTAL
                                            --------- -----  --------- -----
                                                      (IN MILLIONS)
  By collateral type:
   Credit card loans.......................  $3,259    45.2%  $3,706    51.7%
   Student loans...........................   1,028    14.2      882    12.3
   RMBS backed by sub-prime mortgage loans.     775    10.7      710     9.9
   Automobile loans........................     353     4.9      619     8.6
   Other loans.............................   1,803    25.0    1,254    17.5
                                             ------   -----   ------   -----
     Total.................................  $7,218   100.0%  $7,171   100.0%
                                             ======   =====   ======   =====
  Portion rated Aaa/AAA....................  $5,000    69.3%  $4,947    69.0%
                                             ======   =====   ======   =====
  Portion rated NAIC 1.....................  $6,436    89.2%  $6,155    85.8%
                                             ======   =====   ======   =====

   The Company had ABS supported by sub-prime mortgage loans with estimated fair values of $775 million and $710 million and unrealized losses of $217 million and $381 million at December 31, 2010 and 2009, respectively. Approximately 49% of this portfolio was rated Aa or better, of which 82% was in vintage year 2005 and prior at December 31, 2010. Approximately 59% of this portfolio was rated Aa or better, of which 88% was in vintage year 2005 and prior at December 31, 2009. These older vintages from 2005 and prior benefit from better underwriting, improved enhancement levels and higher residential property price appreciation. Approximately 62% and 67% of this portfolio was rated NAIC 2 or better at December 31, 2010 and 2009, respectively.

   Concentrations of Credit Risk (Equity Securities). The Company was not exposed to any concentrations of credit risk in its equity securities holdings of any single issuer greater than 10% of the Company's equity or 1% of total investments at December 31, 2010 and 2009.

   Maturities of Fixed Maturity Securities. The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date (excluding scheduled sinking funds), were as follows at:

                                                     DECEMBER 31,
                                        ---------------------------------------
                                               2010                2009
                                        ------------------- -------------------
                                                  ESTIMATED           ESTIMATED
                                        AMORTIZED   FAIR    AMORTIZED   FAIR
                                          COST      VALUE     COST      VALUE
                                        --------- --------- --------- ---------
                                                     (IN MILLIONS)
Due in one year or less................ $  3,974  $  4,052  $  3,927  $  3,987
Due after one year through five years..   25,910    27,017    22,001    22,733
Due after five years through ten years.   31,060    33,543    25,114    25,974
Due after ten years....................   46,301    48,100    43,302    43,028
                                        --------  --------  --------  --------
 Subtotal..............................  107,245   112,712    94,344    95,722
RMBS, CMBS and ABS.....................   46,463    46,823    51,095    48,927
                                        --------  --------  --------  --------
   Total fixed maturity securities..... $153,708  $159,535  $145,439  $144,649
                                        ========  ========  ========  ========

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities not due at a single maturity date have been included in the above table in the year of final contractual maturity. RMBS, CMBS and ABS are shown separately in the table, as they are not due at a single maturity.

EVALUATING AVAILABLE-FOR-SALE SECURITIES FOR OTHER-THAN-TEMPORARY IMPAIRMENT

   As described more fully in Note 1, the Company performs a regular evaluation, on a security-by-security basis, of its available-for-sale securities holdings, including fixed maturity securities, equity securities and perpetual hybrid securities, in accordance with its impairment policy in order to evaluate whether such investments are other-than-temporarily impaired. As described more fully in Note 1, effective April 1, 2009, the Company adopted OTTI guidance that amends the methodology for determining for fixed maturity securities whether an OTTI exists, and for certain fixed maturity securities, changes how the amount of the OTTI loss that is charged to earnings is determined. There was no change in the OTTI methodology for equity securities.

NET UNREALIZED INVESTMENT GAINS (LOSSES)

   The components of net unrealized investment gains (losses), included in accumulated other comprehensive income (loss), were as follows:

                                                                                   YEARS ENDED DECEMBER 31,
                                                                                   ------------------------
                                                                                     2010    2009    2008
                                                                                   -------  -----  --------
                                                                                         (IN MILLIONS)
Fixed maturity securities......................................................... $ 6,189  $(216) $(13,199)
Fixed maturity securities with noncredit OTTI losses in accumulated other
  comprehensive income (loss).....................................................    (419)  (574)       --
                                                                                   -------  -----  --------
 Total fixed maturity securities..................................................   5,770   (790)  (13,199)
Equity securities.................................................................     (66)   (75)     (633)
Derivatives.......................................................................      90   (156)       14
Short-term investments............................................................     (13)   (23)       --
Other.............................................................................      48     52        56
                                                                                   -------  -----  --------
   Subtotal.......................................................................   5,829   (992)  (13,762)
                                                                                   -------  -----  --------
Amounts allocated from:
 Insurance liability loss recognition.............................................    (426)    --        (1)
 DAC and VOBA related to noncredit OTTI losses recognized in accumulated
   other comprehensive income (loss)..............................................      27     49        --
 DAC and VOBA.....................................................................    (999)     6     2,000
 Policyholder dividend obligation.................................................    (876)    --        --
                                                                                   -------  -----  --------
   Subtotal.......................................................................  (2,274)    55     1,999
Deferred income tax benefit (expense) related to noncredit OTTI losses recognized
  in accumulated other comprehensive income (loss)................................     138    184        --
Deferred income tax benefit (expense).............................................  (1,382)   142     4,062
                                                                                   -------  -----  --------
Net unrealized investment gains (losses)..........................................   2,311   (611)   (7,701)
Net unrealized investment gains (losses) attributable to noncontrolling interests.      (1)     5        --
                                                                                   -------  -----  --------
Net unrealized investment gains (losses) attributable to Metropolitan Life
  Insurance Company............................................................... $ 2,310  $(606) $ (7,701)
                                                                                   =======  =====  ========

   Fixed maturity securities with noncredit OTTI losses in accumulated other comprehensive income (loss), as presented above of ($419) million at December 31, 2010, includes ($574) million recognized prior to January 1,

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


2010, ($150) million (($148) million, net of DAC) of noncredit OTTI losses recognized in the year ended December 31, 2010, $87 million related to securities sold during the year ended December 31, 2010 for which a noncredit OTTI loss was previously recognized in accumulated other comprehensive income
(loss) and $218 million of subsequent increases in estimated fair value during the year ended December 31, 2010 on such securities for which a noncredit OTTI loss was previously recognized in accumulated other comprehensive income (loss).

   Fixed maturity securities with noncredit OTTI losses in accumulated other comprehensive income (loss), as presented above of ($574) million at December 31, 2009, includes ($59) million related to the transition adjustment recorded in 2009 upon the adoption of guidance on the recognition and presentation of OTTI, ($623) million (($566) million, net of DAC) of noncredit OTTI losses recognized in the year ended December 31, 2009 (as more fully described in Note 1), $8 million related to securities sold during the year ended December 31, 2009 for which a noncredit OTTI loss was previously recognized in accumulated comprehensive income (loss) and $100 million of subsequent increases in estimated fair value during the year ended December 31, 2009 on such securities for which a noncredit OTTI loss was previously recognized in accumulated other comprehensive income (loss).

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


The changes in net unrealized investment gains (losses) were as follows:

                                                                                    YEARS ENDED DECEMBER 31,
                                                                                   --------------------------
                                                                                     2010     2009     2008
                                                                                   -------  -------  --------
                                                                                          (IN MILLIONS)
Balance, beginning of period...................................................... $  (606) $(7,701) $  1,342
Cumulative effect of change in accounting principles, net of income tax...........      10      (36)       --
Fixed maturity securities on which noncredit OTTI losses have been
  recognized......................................................................     155     (515)       --
Unrealized investment gains (losses) during the year..............................   6,650   13,344   (17,624)
Unrealized investment losses of subsidiary at the date of dividend of interests...      --       --       106
Unrealized investment gains (losses) relating to:
 Insurance liability gain (loss) recognition......................................    (426)       1       365
 DAC and VOBA on which noncredit OTTI losses recognized in other
   comprehensive income (loss)....................................................     (22)      45        --
 DAC and VOBA.....................................................................  (1,005)  (1,994)    2,438
 DAC and VOBA of subsidiary at date of dividend of interests......................      --       --       (18)
 Policyholder dividend obligation.................................................    (876)      --       789
 Deferred income tax benefit (expense) related to noncredit OTTI losses
   recognized in other accumulated comprehensive income (loss)....................     (46)     165        --
 Deferred income tax benefit (expense)............................................  (1,518)  (3,920)    4,797
 Deferred income tax benefit (expense) of subsidiary at the date of dividend of
   interests......................................................................      --       --       (46)
                                                                                   -------  -------  --------
Net unrealized investment gains (losses)..........................................   2,316     (611)   (7,851)
Net unrealized investment gains (losses) attributable to noncontrolling
  interests.......................................................................      (6)       5        --
Net unrealized investment gains (losses) attributable to noncontrolling interests
  of subsidiary at date of dividend of interests..................................      --       --       150
                                                                                   -------  -------  --------
Balance, end of period............................................................ $ 2,310  $  (606) $ (7,701)
                                                                                   =======  =======  ========
Change in net unrealized investment gains (losses)................................ $ 2,922  $ 7,090  $ (9,193)
Change in net unrealized investment gains (losses) attributable to noncontrolling
  interests.......................................................................      (6)       5        --
Change in net unrealized investment gains (losses) attributable to noncontrolling
  interests of subsidiary at date of dividend of interests........................      --       --       150
                                                                                   -------  -------  --------
Change in net unrealized investment gains (losses) attributable to Metropolitan
  Life Insurance Company.......................................................... $ 2,916  $ 7,095  $ (9,043)
                                                                                   =======  =======  ========

  CONTINUOUS GROSS UNREALIZED LOSS AND OTTI LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE BY SECTOR

   The following tables present the estimated fair value and gross unrealized loss of the Company's fixed maturity and equity securities in an unrealized loss position, aggregated by sector and by length of time that the securities have been in a continuous unrealized loss position. The unrealized loss amounts presented below include the noncredit component of OTTI loss. Fixed maturity securities on which a noncredit OTTI loss has been recognized in accumulated other comprehensive income (loss) are categorized by length of time as being "less than 12 months" or "equal to or greater than 12 months" in a continuous unrealized loss position based on

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

the point in time that the estimated fair value initially declined to below the amortized cost basis and not the period of time since the unrealized loss was deemed a noncredit OTTI loss.

                                                                   DECEMBER 31, 2010
                                             --------------------------------------------------------------
                                                                  EQUAL TO OR GREATER
                                             LESS THAN 12 MONTHS     THAN 12 MONTHS           TOTAL
                                             -------------------- -------------------- --------------------
                                             ESTIMATED   GROSS    ESTIMATED   GROSS    ESTIMATED   GROSS
                                               FAIR    UNREALIZED   FAIR    UNREALIZED   FAIR    UNREALIZED
                                               VALUE      LOSS      VALUE      LOSS      VALUE      LOSS
                                             --------- ---------- --------- ---------- --------- ----------
                                                       (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
U.S. corporate securities...................  $ 5,997     $197     $ 5,234    $  762    $11,231    $  959
Foreign corporate securities................    3,692      125       2,662       367      6,354       492
RMBS........................................    3,949      120       4,537       768      8,486       888
U.S. Treasury, agency and government
  guaranteed securities.....................    8,553      367          --        --      8,553       367
CMBS........................................      236        2         965       182      1,201       184
ABS.........................................    1,015       18       1,810       437      2,825       455
State and political subdivision securities..    2,412      117         234        78      2,646       195
Foreign government securities...............      231        7          94        11        325        18
                                              -------     ----     -------    ------    -------    ------
 Total fixed maturity securities............  $26,085     $953     $15,536    $2,605    $41,621    $3,558
                                              =======     ====     =======    ======    =======    ======
EQUITY SECURITIES:
Common stock................................  $    29     $  7     $    --    $   --    $    29    $    7
Non-redeemable preferred stock..............       52        3         558       161        610       164
                                              -------     ----     -------    ------    -------    ------
   Total equity securities..................  $    81     $ 10     $   558    $  161    $   639    $  171
                                              =======     ====     =======    ======    =======    ======
Total number of securities in an unrealized
  loss position.............................    1,405                1,151
                                              =======              =======

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                                   DECEMBER 31, 2009
                                             --------------------------------------------------------------
                                                                  EQUAL TO OR GREATER
                                             LESS THAN 12 MONTHS     THAN 12 MONTHS           TOTAL
                                             -------------------- -------------------- --------------------
                                             ESTIMATED   GROSS    ESTIMATED   GROSS    ESTIMATED   GROSS
                                               FAIR    UNREALIZED   FAIR    UNREALIZED   FAIR    UNREALIZED
                                               VALUE      LOSS      VALUE      LOSS      VALUE      LOSS
                                             --------- ---------- --------- ---------- --------- ----------
                                                       (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
U.S. corporate securities...................  $ 5,592    $  270    $11,119    $1,491    $16,711    $1,761
Foreign corporate securities................    2,442        77      5,047       762      7,489       839
RMBS........................................    4,703        80      6,534     1,644     11,237     1,724
U.S. Treasury, agency and government
  guaranteed securities.....................    9,089       678         --        --      9,089       678
CMBS........................................    1,291        15      3,865       731      5,156       746
ABS.........................................      826        73      3,454       750      4,280       823
State and political subdivision securities..    1,236        64        272        82      1,508       146
Foreign government securities...............      171         9        171        38        342        47
                                              -------    ------    -------    ------    -------    ------
 Total fixed maturity securities............  $25,350    $1,266    $30,462    $5,498    $55,812    $6,764
                                              =======    ======    =======    ======    =======    ======
EQUITY SECURITIES:
Common stock................................  $    49    $    4    $     2    $   --    $    51    $    4
Non-redeemable preferred stock..............       46        29        628       154        674       183
                                              -------    ------    -------    ------    -------    ------
   Total equity securities..................  $    95    $   33    $   630    $  154    $   725    $  187
                                              =======    ======    =======    ======    =======    ======
Total number of securities in an unrealized
  loss position.............................    1,365                2,073
                                              =======              =======

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  AGING OF GROSS UNREALIZED LOSS AND OTTI LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

   The following tables present the cost or amortized cost, gross unrealized loss, including the portion of OTTI loss on fixed maturity securities recognized in accumulated other comprehensive income (loss), gross unrealized loss as a percentage of cost or amortized cost and number of securities for fixed maturity and equity securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%, or 20% or more at:

                                                                     DECEMBER 31, 2010
                                                    -----------------------------------------------------------------
                                                    COST OR AMORTIZED COST GROSS UNREALIZED LOSS NUMBER OF SECURITIES
                                                    ---------------------- --------------------  --------------------
                                                    LESS THAN    20% OR    LESS THAN   20% OR    LESS THAN   20% OR
                                                       20%        MORE        20%       MORE        20%       MORE
                                                    ---------    ------    ---------   ------    ---------   ------
                                                        (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
Less than six months...............................  $25,867     $  811     $  843     $  216      1,287       65
Six months or greater but less than nine months....      696        275         19         75         51       24
Nine months or greater but less than twelve months.      271         35         22          8         29        6
Twelve months or greater...........................   13,525      3,699      1,158      1,217        823      226
                                                     -------      ------    ------      ------
 Total.............................................  $40,359     $4,820     $2,042     $1,516
                                                     =======      ======    ======      ======
Percentage of amortized cost.......................                              5%        31%
                                                                            ======      ======
EQUITY SECURITIES:
Less than six months...............................  $    52     $   59     $    2     $   13         23       11
Six months or greater but less than nine months....       29         28          5          6          3        2
Nine months or greater but less than twelve months.       --         40         --         14          2        2
Twelve months or greater...........................      309        293         32         99         22       13
                                                     -------      ------    ------      ------
 Total.............................................  $   390     $  420     $   39     $  132
                                                     =======      ======    ======      ======
Percentage of cost.................................                             10%        31%
                                                                            ======      ======

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                                     DECEMBER 31, 2009
                                                    -----------------------------------------------------------------
                                                    COST OR AMORTIZED COST GROSS UNREALIZED LOSS NUMBER OF SECURITIES
                                                    ---------------------- --------------------  --------------------
                                                    LESS THAN    20% OR    LESS THAN   20% OR    LESS THAN   20% OR
                                                       20%        MORE        20%       MORE        20%       MORE
                                                    ---------     -------  ---------   ------    ---------   ------
                                                         (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
Less than six months...............................  $22,545     $ 1,574    $  657     $  414      1,057      115
Six months or greater but less than nine months....    2,813         317       352         85         75       30
Nine months or greater but less than twelve months.      713       1,161        67        356         37       55
Twelve months or greater...........................   25,337       8,116     1,972      2,861      1,417      486
                                                     -------      -------   ------      ------
 Total.............................................  $51,408     $11,168    $3,048     $3,716
                                                     =======      =======   ======      ======
Percentage of amortized cost.......................                              6%        33%
                                                                            ======      ======
EQUITY SECURITIES:
Less than six months...............................  $    60     $    54    $    4     $   12        166        7
Six months or greater but less than nine months....       --          --        --         --          3       --
Nine months or greater but less than twelve months.        3          69        --         29          4        5
Twelve months or greater...........................      389         337        47         95         30       20
                                                     -------      -------   ------      ------
 Total.............................................  $   452     $   460    $   51     $  136
                                                     =======      =======   ======      ======
Percentage of cost.................................                             11%        30%
                                                                            ======      ======

   Equity securities with a gross unrealized loss of 20% or more for twelve months or greater increased from $95 million at December 31, 2009 to $99 million at December 31, 2010. As shown in the section "-- Evaluating Temporarily Impaired Available-for-Sale Securities" below, all of the $99 million of equity securities with a gross unrealized loss of 20% or more for twelve months or greater at December 31, 2010 were financial services industry investment grade non-redeemable preferred stock, of which 82% were rated A or better.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  CONCENTRATION OF GROSS UNREALIZED LOSS AND OTTI LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

   The Company's gross unrealized losses related to its fixed maturity and equity securities, including the portion of OTTI loss on fixed maturity securities recognized in accumulated other comprehensive income (loss) of $3.7 billion and $7.0 billion at December 31, 2010 and 2009, respectively, were concentrated, calculated as a percentage of gross unrealized loss and OTTI loss, by sector and industry as follows:

                                                                  DECEMBER 31,
                                                                  -----------
                                                                  2010   2009
                                                                  ----   ----
     SECTOR:
      U.S. corporate securities..................................  26%    25%
      RMBS.......................................................  24     25
      Foreign corporate securities...............................  13     12
      ABS........................................................  12     12
      U.S. Treasury, agency and government guaranteed securities.  10     10
      CMBS.......................................................   5     11
      State and political subdivision securities.................   5      2
      Other......................................................   5      3
                                                                  ---    ---
        Total.................................................... 100%   100%
                                                                  ===    ===
     INDUSTRY:
      Mortgage-backed............................................  29%    36%
      Finance....................................................  21     23
      Asset-backed...............................................  12     12
      U.S. Treasury, agency and government guaranteed securities.  10     10
      Utility....................................................   6      4
      State and political subdivision securities.................   5      2
      Consumer...................................................   4      4
      Communications.............................................   2      2
      Industrial.................................................   2      1
      Other......................................................   9      6
                                                                  ---    ---
        Total.................................................... 100%   100%
                                                                  ===    ===

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


EVALUATING TEMPORARILY IMPAIRED AVAILABLE-FOR-SALE SECURITIES

   The following table presents the Company's fixed maturity and equity securities, each with a gross unrealized loss of greater than $10 million, the number of securities, total gross unrealized loss and percentage of total gross unrealized loss at:

                                                              DECEMBER 31,
                                           --------------------------------------------------
                                                     2010                      2009
                                           ------------------------  ------------------------
                                           FIXED MATURITY   EQUITY   FIXED MATURITY   EQUITY
                                             SECURITIES   SECURITIES   SECURITIES   SECURITIES
                                           -------------- ---------- -------------- ----------
                                               (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
Number of securities......................         67          5            145          5
Total gross unrealized loss...............     $1,179        $75         $2,796        $70
Percentage of total gross unrealized loss.         33%        44%            41%        37%

   Fixed maturity and equity securities, each with a gross unrealized loss greater than $10 million, decreased $1.6 billion during the year ended
December 31, 2010. The cause of the decline in, or improvement in, gross unrealized losses for the year ended December 31, 2010, was primarily attributable to a decrease in interest rates and narrowing of credit spreads. These securities were included in the Company's OTTI review process. Based upon the Company's current evaluation of these securities and other available-for-sale securities in an unrealized loss position in accordance with its impairment policy, and the Company's current intentions and assessments (as applicable to the type of security) about holding, selling and any requirements to sell these securities, the Company has concluded that these securities are not other-than-temporarily impaired.

   In the Company's impairment review process, the duration and severity of an unrealized loss position for equity securities is given greater weight and consideration than for fixed maturity securities. An extended and severe unrealized loss position on a fixed maturity security may not have any impact on the ability of the issuer to service all scheduled interest and principal payments and the Company's evaluation of recoverability of all contractual cash flows or the ability to recover an amount at least equal to its amortized cost based on the present value of the expected future cash flows to be collected. In contrast, for an equity security, greater weight and consideration is given by the Company to a decline in market value and the likelihood such market value decline will recover.

   The following table presents certain information about the Company's equity securities available-for-sale with a gross unrealized loss of 20% or more at December 31, 2010:

                                                                       NON-REDEEMABLE PREFERRED STOCK
                                               ------------------------------------------------------------------------------
                                                                                         INVESTMENT GRADE
                                                   ALL TYPES OF      --------------------------------------------------------
                                    ALL EQUITY    NON-REDEEMABLE
                                    SECURITIES    PREFERRED STOCK          ALL INDUSTRIES        FINANCIAL SERVICES INDUSTRY
                                    ---------- --------------------  -------------------------  -----------------------------
                                      GROSS      GROSS     % OF ALL    GROSS       % OF ALL       GROSS                 % A
                                    UNREALIZED UNREALIZED   EQUITY   UNREALIZED NON-REDEEMABLE  UNREALIZED  % OF ALL  RATED OR
                                       LOSS       LOSS    SECURITIES    LOSS    PREFERRED STOCK    LOSS    INDUSTRIES  BETTER
                                    ---------- ---------- ---------- ---------- --------------- ---------- ---------- --------
                                                                          (IN MILLIONS)
Less than six months...............    $ 13       $ 11        85%       $  7           64%         $  7       100%      100%
Six months or greater but less
 than twelve months................      20         20       100%         20          100%           20       100%       65%
Twelve months or greater...........      99         99       100%         99          100%           99       100%       82%
                                       ----       ----                  ----                       ----
All equity securities with a gross
 unrealized loss of 20% or
 more..............................    $132       $130        98%       $126           97%         $126       100%       80%
                                       ====       ====                  ====                       ====

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   In connection with the equity securities impairment review process, the Company evaluated its holdings in non-redeemable preferred stock, particularly those companies in the financial services industry. The Company considered several factors including whether there has been any deterioration in credit of the issuer and the likelihood of recovery in value of non-redeemable preferred stock with a severe or an extended unrealized loss. The Company also considered whether any issuers of non-redeemable preferred stock with an unrealized loss held by the Company, regardless of credit rating, have deferred any dividend payments. No such dividend payments had been deferred.

   With respect to common stock holdings, the Company considered the duration and severity of the unrealized losses for securities in an unrealized loss position of 20% or more; and the duration of unrealized losses for securities in an unrealized loss position of less than 20% in an extended unrealized loss position (i.e., 12 months or greater).

   Future OTTIs will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), changes in credit rating, changes in collateral valuation, changes in interest rates and changes in credit spreads. If economic fundamentals and any of the above factors deteriorate, additional OTTIs may be incurred in upcoming quarters.

  NET INVESTMENT GAINS (LOSSES)

   See "-- Evaluating Available-for-Sale Securities for Other-Than-Temporary Impairment" for a discussion of changes in guidance adopted April 1, 2009 that impacted how fixed maturity security OTTI losses that are charged to earnings are measured.

   The components of net investment gains (losses) were as follows:

                                                                                YEARS ENDED DECEMBER 31,
                                                                                -----------------------
                                                                                 2010    2009     2008
                                                                                -----  -------  -------
                                                                                     (IN MILLIONS)
Total gains (losses) on fixed maturity securities:
 Total OTTI losses recognized.................................................. $(510) $(1,521) $  (787)
 Less: Noncredit portion of OTTI losses transferred to and recognized in other
   comprehensive income (loss).................................................   150      623       --
                                                                                -----  -------  -------
 Net OTTI losses on fixed maturity securities recognized in earnings...........  (360)    (898)    (787)
 Fixed maturity securities -- net gains (losses) on sales and disposals........   129       (7)    (275)
                                                                                -----  -------  -------
   Total losses on fixed maturity securities...................................  (231)    (905)  (1,062)
Other net investment gains (losses):
 Equity securities.............................................................    70     (255)     (90)
 Mortgage loans................................................................    59     (373)     (88)
 Real estate and real estate joint ventures....................................   (33)    (100)     (18)
 Other limited partnership interests...........................................    (5)    (284)    (131)
 Other investment portfolio gains (losses).....................................    36      (38)     146
                                                                                -----  -------  -------
   Subtotal -- investment portfolio gains (losses).............................  (104)  (1,955)  (1,243)
FVO consolidated securitization entities:
 Securities....................................................................   (78)      --       --
 Long term debt -- related to securities.......................................    48       --       --
 Other gains (losses)..........................................................   (36)     288     (286)
                                                                                -----  -------  -------
   Subtotal FVO consolidated securitization entities and other gains (losses)..   (66)     288     (286)
                                                                                -----  -------  -------
       Total net investment gains (losses)..................................... $(170) $(1,667) $(1,529)
                                                                                =====  =======  =======

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   See "-- Variable Interest Entities" for discussion of CSEs included in the table above.

   See "-- Related Party Investment Transactions" for discussion of affiliated net investment gains (losses) related to internal asset transfers included in the table above.

   Gains (losses) from foreign currency transactions included within net investment gains (losses) were $18 million, $317 million and ($184) million for the years ended December 31, 2010, 2009 and 2008, respectively.

   Proceeds from sales or disposals of fixed maturity and equity securities and the components of fixed maturity and equity securities net investment gains (losses) were as shown below. Investment gains and losses on sales of securities are determined on a specific identification basis.

                                            YEARS ENDED DECEMBER 31,  YEARS ENDED DECEMBER 31,  YEARS ENDED DECEMBER 31,
                                           -------------------------  -----------------------  -------------------------
                                             2010     2009     2008   2010     2009    2008      2010     2009     2008
                                           -------  -------  -------  ----    -----   ------   -------  -------  -------
                                           FIXED MATURITY SECURITIES   EQUITY SECURITIES                 TOTAL
                                           -------------------------  -----------------------  -------------------------
                                                                         (IN MILLIONS)
Proceeds.................................. $30,817  $24,900  $42,785  $429    $ 658   $1,888   $31,246  $25,558  $44,673
                                           =======  =======  =======   ====   =====   ======   =======  =======  =======
Gross investment gains.................... $   544  $   685  $   631  $ 88    $ 118   $  412   $   632  $   803  $ 1,043
                                           -------  -------  -------   ----   -----   ------   -------  -------  -------
Gross investment losses...................    (415)    (692)    (906)  (11)     (90)    (223)     (426)    (782)  (1,129)
                                           -------  -------  -------   ----   -----   ------   -------  -------  -------
Total OTTI losses recognized in earnings:
 Credit-related...........................    (334)    (632)    (668)   --       --       --      (334)    (632)    (668)
  Other (1)...............................     (26)    (266)    (119)   (7)    (283)    (279)      (33)    (549)    (398)
                                           -------  -------  -------   ----   -----   ------   -------  -------  -------
   Total OTTI losses recognized in
    earnings..............................    (360)    (898)    (787)   (7)    (283)    (279)     (367)  (1,181)  (1,066)
                                           -------  -------  -------   ----   -----   ------   -------  -------  -------
Net investment gains (losses)............. $  (231) $  (905) $(1,062) $ 70    $(255)  $  (90)  $  (161) $(1,160) $(1,152)
                                           =======  =======  =======   ====   =====   ======   =======  =======  =======

----------
(1)Other OTTI losses recognized in earnings include impairments on equity securities, impairments on perpetual hybrid securities classified within fixed maturity securities where the primary reason for the impairment was the severity and/or the duration of an unrealized loss position and fixed maturity securities where there is an intent to sell or it is more likely than not that the Company will be required to sell the security before recovery of the decline in estimated fair value.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Fixed maturity security OTTI losses recognized in earnings related to the following sectors and industries within the U.S. and foreign corporate securities sector:

                                                            YEARS ENDED DECEMBER 31,
                                                            ------------------------
                                                            2010     2009    2008
                                                            ----     ----    ----
                                                            (IN MILLIONS)
     Sector:
     U.S. and foreign corporate securities -- by industry:
      Finance.............................................. $117     $284    $361
      Consumer.............................................   20      127      71
      Communications.......................................   10      130     109
      Utility..............................................    1       81       5
      Industrial...........................................   --        9      26
      Other industries.....................................   --       27     144
                                                              ----    ----    ----
        Total U.S. and foreign corporate securities........  148      658     716
      ABS..................................................   85       95      61
      RMBS.................................................   68      127      --
      CMBS.................................................   59       18      --
      Foreign government securities........................   --       --      10
                                                              ----    ----    ----
        Total.............................................. $360     $898    $787
                                                              ====    ====    ====

   Equity security OTTI losses recognized in earnings related to the following sectors and industries:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                             2010     2009    2008
                                                             ----     ----    ----
                                                             (IN MILLIONS)
     Sector:
      Common stock.......................................... $ 4      $ 55    $ 82
      Non-redeemable preferred stock........................   3       228     197
                                                             ---       ----    ----
            Total........................................... $ 7      $283    $279
                                                             ===       ====    ====
     Industry:
      Financial services industry:
        Perpetual hybrid securities......................... $ 3      $228    $ 38
        Common and remaining non-redeemable preferred stock.  --        25     180
                                                             ---       ----    ----
          Total financial services industry.................   3       253     218
     Other industries.......................................   4        30      61
                                                             ---       ----    ----
            Total........................................... $ 7      $283    $279
                                                             ===       ====    ====

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  CREDIT LOSS ROLLFORWARD -- ROLLFORWARD OF THE CUMULATIVE CREDIT LOSS COMPONENT OF OTTI LOSS RECOGNIZED IN EARNINGS ON FIXED MATURITY SECURITIES STILL HELD FOR WHICH A PORTION OF THE OTTI LOSS WAS RECOGNIZED IN OTHER COMPREHENSIVE INCOME (LOSS)

   The table below presents a rollforward of the cumulative credit loss component of OTTI loss recognized in earnings on fixed maturity securities still held by the Company at the respective time period, for which a portion of the OTTI loss was recognized in other comprehensive income (loss):

                                                                                          YEARS ENDED DECEMBER 31,
                                                                                          -----------------------
                                                                                           2010        2009
                                                                                             -----     ----
                                                                                          (IN MILLIONS)
Balance, at January 1,................................................................... $ 303        $ --
Credit loss component of OTTI loss not reclassified to other comprehensive income (loss)
  in the cumulative effect transition adjustment.........................................    --         110
Additions:
 Initial impairments -- credit loss OTTI recognized on securities not previously
   impaired..............................................................................    91         188
 Additional impairments -- credit loss OTTI recognized on securities previously
   impaired..............................................................................    91          36
Reductions:
 Due to sales (maturities, pay downs or prepayments) during the period of securities
   previously credit loss OTTI impaired..................................................  (149)        (30)
 Due to securities impaired to net present value of expected future cash flows...........    (1)         --
 Due to increases in cash flows -- accretion of previous credit loss OTTI................    (5)         (1)
                                                                                             -----        ----
Balance, at December 31,................................................................. $ 330        $303
                                                                                             =====        ====

  NET INVESTMENT INCOME

   The components of net investment income were as follows:

                                                                            YEARS ENDED DECEMBER 31,
                                                                            ------------------------
                                                                             2010     2009     2008
                                                                            ------- -------  -------
                                                                                  (IN MILLIONS)
Investment income:
Fixed maturity securities.................................................. $ 8,147 $ 7,799  $ 8,830
Equity securities..........................................................      89     126      174
Trading and other securities -- Actively Traded Securities and FVO general
  account securities.......................................................      72     116      (21)
Mortgage loans.............................................................   2,258   2,236    2,387
Policy loans...............................................................     515     504      475
Real estate and real estate joint ventures.................................     396    (137)     499
Other limited partnership interests........................................     684     147      (92)
Cash, cash equivalents and short-term investments..........................      15      27      134
International joint ventures...............................................      14       7       (1)
Other......................................................................     111     104      202
                                                                            ------- -------  -------
 Subtotal..................................................................  12,301  10,929   12,587
Less: Investment expenses..................................................     711     740    1,473
                                                                            ------- -------  -------
 Subtotal, net.............................................................  11,590  10,189   11,114
                                                                            ------- -------  -------
FVO consolidated securitization entities:
 Securities................................................................      15      --       --
                                                                            ------- -------  -------
   Net investment income................................................... $11,605 $10,189  $11,114
                                                                            ======= =======  =======

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Affiliated investment income included in the table above was $78 million, $44 million and $29 million related to fixed maturity securities for the years ended December 31, 2010, 2009 and 2008, respectively. Affiliated investment income related to short-term investments included in the table above was less than $1 million for each of the years ended December 31, 2010 and 2009, and was $2 million for the year ended December 31, 2008. The Company provides investment administrative services to certain affiliates. Investment administrative service costs charged to these affiliates, which reduced investment expenses in the table above, were $107 million, $87 million and $67 million for the years ended December 31, 2010, 2009 and 2008, respectively.

   See "-- Variable Interest Entities" for discussion of CSEs included in the table above.

   See "-- Related Party Investment Transactions" for discussion of additional affiliated net investment income related to short-term investments included in the table above.

SECURITIES LENDING

   The Company participates in securities lending programs whereby blocks of securities, which are included in fixed maturity securities and short-term investments, are loaned to third parties, primarily brokerage firms and commercial banks. The Company generally obtains collateral, generally cash, in an amount equal to 102% of the estimated fair value of the securities loaned, which is obtained at the inception of a loan and maintained at a level greater than or equal to 100% for the duration of the loan. Securities loaned under such transactions may be sold or repledged by the transferee. The Company is liable to return to its counterparties the cash collateral under its control. These transactions are treated as financing arrangements and the associated liability is recorded at the amount of the cash received.

Elements of the securities lending programs are presented below at:

                                                           DECEMBER 31,
                                                          ---------------
                                                           2010    2009
                                                          ------- -------
                                                           (IN MILLIONS)
      Securities on loan:
       Amortized cost.................................... $15,274 $13,468
       Estimated fair value.............................. $15,682 $13,523
      Aging of cash collateral liability:
       Open (1).......................................... $ 1,262 $ 1,611
       Less than thirty days.............................   8,213   9,810
       Thirty days or greater but less than sixty days...   3,005   1,684
       Sixty days or greater but less than ninety days...   1,683      41
       Ninety days or greater............................   1,818     734
                                                          ------- -------
         Total cash collateral liability................. $15,981 $13,880
                                                          ======= =======
      Security collateral on deposit from counterparties. $    -- $     6
                                                          ======= =======
      Reinvestment portfolio -- estimated fair value..... $15,789 $13,373
                                                          ======= =======

----------
(1)Open -- meaning that the related loaned security could be returned to the Company on the next business day requiring the Company to immediately return the cash collateral.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The estimated fair value of the securities on loan related to the cash collateral on open at December 31, 2010 was $1,238 million, of which $985 million were U.S. Treasury, agency and government guaranteed securities which, if put to the Company, can be immediately sold to satisfy the cash requirements. The remainder of the securities on loan were primarily
U.S. Treasury, agency and government guaranteed securities, and very liquid RMBS. The reinvestment portfolio acquired with the cash collateral consisted principally of fixed maturity securities (including RMBS, U.S. corporate, U.S. Treasury, agency and government guaranteed, ABS, foreign corporate and
CMBS).

   Security collateral on deposit from counterparties in connection with the securities lending transactions may not be sold or repledged, unless the counterparty is in default, and is not reflected in the consolidated financial statements. Separately, the Company had $49 million and $46 million, at estimated fair value, of cash and security collateral on deposit from a counterparty to secure its interest in a pooled investment that is held by a third-party trustee, as custodian, at December 31, 2010 and 2009, respectively. This pooled investment is included within fixed maturity securities and had an estimated fair value of $49 million and $51 million at December 31, 2010 and 2009, respectively.

  INVESTED ASSETS ON DEPOSIT AND PLEDGED AS COLLATERAL

   The invested assets on deposit and invested assets pledged as collateral are presented in the table below. The amounts presented in the table below are at estimated fair value for cash and cash equivalents, short-term investments, fixed maturity, equity, trading and other securities and at carrying value for mortgage loans.

                                                                 DECEMBER 31,
                                                                ---------------
                                                                 2010    2009
                                                                ------- -------
                                                                 (IN MILLIONS)
 Invested assets on deposit:
  Regulatory agencies (1)...................................... $ 1,491 $ 1,296
 Invested assets pledged as collateral:
  Funding agreements -- FHLB of NY (2).........................  14,204  15,084
  Funding agreements -- Farmer Mac (3).........................   2,928   2,871
  Derivative transactions (4)..................................     141     290
  Short sale agreements (5)....................................     465     496
                                                                ------- -------
    Total invested assets on deposit and pledged as collateral. $19,229 $20,037
                                                                ======= =======

----------
(1)The Company has investment assets on deposit with regulatory agencies consisting primarily of cash and cash equivalents, short-term investments, fixed maturity securities and equity securities.
(2)The Company has pledged fixed maturity securities in support of its funding agreements with the Federal Home Loan Bank of New York ("FHLB of NY"). The nature of these FHLB of NY arrangements is described in Note 8.
(3)The Company has pledged certain agricultural mortgage loans in connection with funding agreements issued to certain SPEs that have issued securities guaranteed by the Federal Agricultural Mortgage Corporation ("Farmer Mac"). The nature of these Farmer Mac arrangements is described in Note 8.
(4)Certain of the Company's invested assets are pledged as collateral for various derivative transactions as described in Note 3.
(5)Certain of the Company's Actively Traded Securities and cash and cash equivalents are pledged to secure liabilities associated with short sale agreements in the Actively Traded Securities portfolio.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   See also "-- Securities Lending" for the amount of the Company's cash received from and due back to counterparties pursuant to the Company's securities lending program. See "-- Variable Interest Entities" for assets of certain CSEs that can only be used to settle liabilities of such entities.

  TRADING AND OTHER SECURITIES

   The tables below present certain information about the Company's trading securities and other securities for which the FVO has been elected:

                                                                  DECEMBER 31,
                                                                  -----------
                                                                  2010    2009
                                                                  ----   -----
                                                                  (IN MILLIONS)
  Actively Traded Securities..................................... $463   $ 420
  FVO general account securities.................................   71      51
  FVO securities held by consolidated securitization entities....  201      --
                                                                  ----   -----
   Total trading and other securities -- at estimated fair value. $735   $ 471
                                                                  ====   =====
  Actively Traded Securities -- at estimated fair value.......... $463   $ 420
  Short sale agreement liabilities -- at estimated fair value....  (46)   (106)
                                                                  ----   -----
  Net long/short position -- at estimated fair value............. $417   $ 314
                                                                  ====   =====
  Investments pledged to secure short sale agreement liabilities. $465   $ 496
                                                                  ====   =====

                                                                            YEARS ENDED DECEMBER 31,
                                                                            -----------------------
                                                                            2010     2009    2008
                                                                            ----     ----    ----
                                                                             (IN MILLIONS)
Actively Traded Securities:
 Net investment income..................................................... $ 54     $98     $(13)
 Changes in estimated fair value included in net investment income......... $ 12     $18     $ (2)
FVO general account securities:
 Net investment income..................................................... $ 18     $18     $ (8)
 Changes in estimated fair value included in net investment income......... $ 18     $13     $(15)
FVO securities held by consolidated securitization entities:
 Net investment income..................................................... $ 15     $--     $ --
 Changes in estimated fair value included in net investment gains (losses). $(78)    $--     $ --

   See "-- Variable Interest Entities" for discussion of CSEs included in the tables above.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  MORTGAGE LOANS

   Mortgage loans are summarized as follows at:

                                                DECEMBER 31,
                                       ------------------------------
                                            2010            2009
                                       --------------  --------------
                                       CARRYING % OF   CARRYING % OF
                                        VALUE   TOTAL   VALUE   TOTAL
                                       -------- -----  -------- -----
                                                (IN MILLIONS)
         Mortgage loans:
          Commercial mortgage loans... $31,080   74.6% $30,426   74.9%
          Agricultural mortgage loans.  11,108   26.7   10,787   26.6
          Residential mortgage loans..       1     --        1     --
                                       -------  -----  -------  -----
            Subtotal mortgage loans...  42,189  101.3   41,214  101.5
          Valuation allowances........    (522)  (1.3)    (594)  (1.5)
                                       -------  -----  -------  -----
         Total mortgage loans, net.... $41,667  100.0% $40,620  100.0%
                                       =======  =====  =======  =====

   See "-- Variable Interest Entities" for discussion of CSEs included in the table above.

   Concentration of Credit Risk -- The Company diversifies its mortgage loan portfolio by both geographic region and property type to reduce the risk of concentration. The Company's commercial and agricultural mortgage loans are collateralized by properties primarily located in the United States, at 91%, with the remaining 9% collateralized by properties located outside the United States. The carrying value of the Company's commercial and agricultural mortgage loans located in California, New York and Texas were 20%, 8% and 7%, respectively, of total mortgage loans at December 31, 2010. Additionally, the Company manages risk when originating commercial and agricultural mortgage loans by generally lending only up to 75% of the estimated fair value of the underlying real estate.

   Certain of the Company's real estate joint ventures have mortgage loans with the Company. The carrying values of such mortgage loans were $283 million and $368 million at December 31, 2010 and 2009, respectively.

   The following tables present the recorded investment in mortgage loans, by portfolio segment, by method of evaluation of credit loss, and the related valuation allowances, by type of credit loss, at:

                                                           DECEMBER 31,
                                     -----------------------------------------------------------
                                      2010    2009    2010    2009   2010  2009   2010    2009
                                     ------- ------- ------- ------- ----  ----  ------- -------
                                       COMMERCIAL     AGRICULTURAL   RESIDENTIAL      TOTAL
                                     --------------- --------------- ----------- ---------------
                                                           (IN MILLIONS)
Mortgage loans:
 Evaluated individually for credit
   losses........................... $    96 $    58 $   147 $   191 $--   $--   $   243 $   249
 Evaluated collectively for credit
   losses...........................  30,984  30,368  10,961  10,596   1     1    41,946  40,965
                                     ------- ------- ------- ------- ---   ---   ------- -------
   Total mortgage loans.............  31,080  30,426  11,108  10,787   1     1    42,189  41,214
                                     ------- ------- ------- ------- ---   ---   ------- -------
Valuation allowances:
 Specific credit losses.............      13      12      52      74  --    --        65      86
 Non-specifically identified credit
   losses...........................     428     480      29      28  --    --       457     508
                                     ------- ------- ------- ------- ---   ---   ------- -------
   Total valuation allowances.......     441     492      81     102  --    --       522     594
                                     ------- ------- ------- ------- ---   ---   ------- -------
Mortgage loans, net of valuation
  allowance......................... $30,639 $29,934 $11,027 $10,685 $ 1   $ 1   $41,667 $40,620
                                     ======= ======= ======= ======= ===   ===   ======= =======

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The following tables present the changes in the valuation allowance, by portfolio segment:

                                       MORTGAGE LOAN VALUATION ALLOWANCES
                                   -----------------------------------------
                                   COMMERCIAL AGRICULTURAL RESIDENTIAL TOTAL
                                   ---------- ------------ ----------- -----
                                                 (IN MILLIONS)
  Balance at January 1, 2008......    $156        $ 23         $ 2     $ 181
   Provision (release)............     127          47          --       174
   Charge-offs, net of recoveries.     (99)        (12)         --      (111)
                                      ----        ----         ---     -----
  Balance at December 31, 2008....     184          58           2       244
   Provision (release)............     325          69          --       394
   Charge-offs, net of recoveries.     (17)        (25)         (2)      (44)
                                      ----        ----         ---     -----
  Balance at December 31, 2009....     492         102          --       594
   Provision (release)............     (39)         12          --       (27)
   Charge-offs, net of recoveries.     (12)        (33)         --       (45)
                                      ----        ----         ---     -----
  Balance at December 31, 2010....    $441        $ 81         $--     $ 522
                                      ====        ====         ===     =====

   Commercial Mortgage Loans -- by Credit Quality Indicators with Estimated Fair Value: Presented below for commercial mortgage loans is the recorded investment, prior to valuation allowances, by the indicated loan-to-value ratio categories and debt service coverage ratio categories and estimated fair value of such mortgage loans by the indicated loan-to-value ratio categories at:

                                                 DECEMBER 31, 2010
                       ---------------------------------------------------------------------
                                     RECORDED INVESTMENT
                       -----------------------------------------------
                       DEBT SERVICE COVERAGE RATIOS
                       -----------------------------                    ESTIMATED
                       > 1.20X 1.00X - 1.20X < 1.00X  TOTAL  % OF TOTAL FAIR VALUE % OF TOTAL
                       ------- ------------- ------- ------- ---------- ---------- ----------
                                   (IN MILLIONS)                      (IN MILLIONS)
Loan-to-value ratios:
Less than 65%......... $13,864    $  100     $  425  $14,389    46.3%    $15,203      47.5%
65% to 75%............   7,658       611        343    8,612    27.7       8,955      28.0
76% to 80%............   2,534       166        128    2,828     9.1       2,883       9.0
Greater than 80%......   3,002     1,625        624    5,251    16.9       4,978      15.5
                       -------    ------     ------  -------   -----     -------     -----
 Total................ $27,058    $2,502     $1,520  $31,080   100.0%    $32,019     100.0%
                       =======    ======     ======  =======   =====     =======     =====

   Agricultural and Residential Mortgage Loans -- by Credit Quality
Indicator: The recorded investment in agricultural and residential mortgage loans, prior to valuation allowances, by credit quality indicator, was at:

                                                         DECEMBER 31, 2010
                       -------------------------------------------------------------------------------------
                        AGRICULTURAL MORTGAGE LOANS                              RESIDENTIAL MORTGAGE LOANS
                       -----------------------------                           -----------------------------
                       RECORDED INVESTMENT % OF TOTAL                          RECORDED INVESTMENT % OF TOTAL
                       ------------------- ----------                          ------------------- ----------
                          (IN MILLIONS)                                           (IN MILLIONS)
Loan-to-value ratios:                                 Performance indicators:
Less than 65%.........       $ 9,896          89.1%   Performing..............         $ 1           100.0%
65% to 75%............           829           7.5    Nonperforming...........          --              --
                                                                                       ---           -----
  76% to 80%..........            48           0.4      Total.................         $ 1           100.0%
                                                                                       ===           =====
Greater than 80%......           335           3.0
                             -------         -----
  Total...............       $11,108         100.0%
                             =======         =====

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Past Due and Interest Accrual Status of Mortgage Loans. The Company has a high quality, well performing, mortgage loan portfolio with approximately 99% of all mortgage loans classified as performing.

   Past Due. The Company defines delinquent mortgage loans consistent with industry practice, when interest and principal payments are past due as follows: commercial mortgage loans -- 60 days past due; agricultural mortgage loans -- 90 days past due; and residential mortgage loans -- 60 days past due. The recorded investment in mortgage loans, prior to valuation allowances, past due according to these aging categories, was $51 million, $145 million and $0 for commercial, agricultural and residential mortgage loans, respectively, at December 31, 2010; and for all mortgage loans was $196 million and $120 million at December 31, 2010 and 2009, respectively.

   Accrual Status. Past Due 90 Days or More and Still Accruing Interest. The recorded investment in mortgage loans, prior to valuation allowances, that were past due 90 days or more and still accruing interest was $0, $9 million and $0 for commercial, agricultural and residential mortgage loans, respectively, at December 31, 2010; and for all mortgage loans, was $9 million and $1 million at December 31, 2010 and 2009, respectively.

   Accrual Status. Mortgage Loans in Nonaccrual Status. The recorded investment in mortgage loans, prior to valuation allowances, that were in nonaccrual status was $6 million, $166 million and $0 for commercial, agricultural and residential mortgage loans, respectively, at December 31, 2010; and for all mortgage loans, was $172 million and $119 million at December 31, 2010 and 2009, respectively.

   Impaired Mortgage Loans. The unpaid principal balance, recorded investment, valuation allowances and carrying value, net of valuation allowances, for impaired mortgage loans, by portfolio segment, at December 31, 2010, and for all impaired mortgage loans at December 31, 2009, were as follows at:

                                                      IMPAIRED MORTGAGE LOANS
                          --------------------------------------------------------------------------------
                                                                      LOANS WITHOUT
                              LOANS WITH A VALUATION ALLOWANCE     A VALUATION ALLOWANCE ALL IMPAIRED LOANS
                          ---------------------------------------- --------------------  ------------------
                           UNPAID                                   UNPAID                UNPAID
                          PRINCIPAL  RECORDED  VALUATION  CARRYING PRINCIPAL   RECORDED  PRINCIPAL CARRYING
                           BALANCE  INVESTMENT ALLOWANCES  VALUE    BALANCE   INVESTMENT  BALANCE   VALUE
                          --------- ---------- ---------- -------- ---------  ---------- --------- --------
                                                           (IN MILLIONS)
AT DECEMBER 31, 2010:
  Commercial mortgage
   loans.................   $ 96       $ 96       $13       $ 83     $ 94        $ 82      $190      $165
  Agricultural mortgage
   loans.................    146        146        52         94      107         104       253       198
                            ----       ----       ---       ----     ----        ----      ----      ----
   Total.................   $242       $242       $65       $177     $201        $186      $443      $363
                            ====       ====       ===       ====     ====        ====      ====      ====
TOTAL MORTGAGE LOANS AT
 DECEMBER 31, 2009.......   $249       $249       $86       $163     $ 89        $ 89      $338      $252
                            ====       ====       ===       ====     ====        ====      ====      ====

   Unpaid principal balance is generally prior to any charge-off.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The average investment in impaired mortgage loans, and the related interest income, by portfolio segment, for the year ended December 31, 2010 and for all mortgage loans for the years ended December 31, 2009 and 2008, respectively, was:

                                                 IMPAIRED MORTGAGE LOANS
                                       ---------------------------------------------
                                       AVERAGE INVESTMENT INTEREST INCOME RECOGNIZED
                                       ------------------ --------------------------
                                                          CASH BASIS  ACCRUAL BASIS
                                                          ----------  -------------
                                                      (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER 31, 2010:
 Commercial mortgage loans............        $126           $ 3           $ 1
 Agricultural mortgage loans..........         259             6             2
 Residential mortgage loans...........          --            --            --
                                              ----           ---           ---
   Total..............................        $385           $ 9           $ 3
                                              ====           ===           ===
FOR THE YEAR ENDED DECEMBER 31, 2009..        $288           $ 5           $ 1
                                              ====           ===           ===
FOR THE YEAR ENDED DECEMBER 31, 2008..        $315           $11           $10
                                              ====           ===           ===

  REAL ESTATE AND REAL ESTATE JOINT VENTURES


   Real estate investments by type consisted of the following:

                                                              DECEMBER 31,
                                                     ------------------------------
                                                          2010            2009
                                                     --------------  --------------
                                                     CARRYING % OF   CARRYING % OF
                                                      VALUE   TOTAL   VALUE   TOTAL
                                                     -------- -----  -------- -----
                                                              (IN MILLIONS)
Traditional.........................................  $3,387   58.9%  $3,345   58.6%
Real estate joint ventures and funds................   2,279   39.6    2,190   38.3
                                                      ------  -----   ------  -----
   Real estate and real estate joint ventures.......   5,666   98.5    5,535   96.9
Foreclosed..........................................      85    1.4      121    2.1
                                                      ------  -----   ------  -----
   Real estate held-for-investment..................   5,751   99.9    5,656   99.0
Real estate held-for-sale...........................       4    0.1       55    1.0
                                                      ------  -----   ------  -----
   Total real estate and real estate joint ventures.  $5,755  100.0%  $5,711  100.0%
                                                      ======  =====   ======  =====

   The Company classifies within traditional real estate its investment in income-producing real estate, which is comprised primarily of wholly-owned real estate and to a much lesser extent joint ventures with interests in single property income-producing real estate. The Company classifies within real estate joint ventures and funds, its investments in joint ventures with interests in multi-property projects with varying strategies ranging from the development of properties to the operation of income-producing properties; as well as its investments in real estate private equity funds. From time to time, the Company transfers investments from these joint ventures to traditional real estate, if the Company retains an interest in the joint venture after a completed property commences operations and the Company intends to retain an interest in the property.

   Properties acquired through foreclosure were $48 million and $121 million for the years ended December 31, 2010 and 2009, respectively, and includes commercial and agricultural properties. There were no properties acquired through foreclosure for the year ended December 31, 2008. After the Company acquires properties through foreclosure, it evaluates whether the property is appropriate for retention in its traditional real estate portfolio. Foreclosed real estate held at December 31, 2010 and 2009 includes those properties the

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

Company has not selected for retention in its traditional real estate portfolio and which do not meet the criteria to be classified as held-for-sale.

   The wholly-owned real estate within traditional real estate is net of accumulated depreciation of $1.5 billion and $1.4 billion at December 31, 2010 and 2009, respectively. Related depreciation expense on traditional wholly-owned real estate was $134 million, $120 million and $120 million for the years ended December 31, 2010, 2009 and 2008, respectively. These amounts include depreciation expense related to discontinued operations of less than $1 million for the year ended December 31, 2010, and $1 million for both the years ended December 31, 2009 and 2008.

   Impairments recognized on real estate held-for-investment were $27 million, $96 million and $20 million for the years ended December 31, 2010, 2009 and 2008, respectively. Impairments recognized on real estate held-for-sale were $1 million for the year ended December 31, 2010. There were no impairments recognized on real estate held-for-sale for each of the years ended
December 31, 2009 and 2008. The Company's carrying value of real estate held-for-sale has been reduced by impairments recorded prior to 2009 of $1 million at both December 31, 2010 and 2009. The carrying value of non-income producing real estate was $94 million, $72 million and $27 million at December 31, 2010, 2009 and 2008, respectively.

   The Company diversifies its real estate investments by both geographic region and property type to reduce risk of concentration. The Company's real estate investments are primarily located in the United States, and at December 31, 2010, 22%, 15%, 11% and 11% were located in California, Florida, New York and Texas, respectively.

   The Company's real estate investments by property type are categorized as follows:

                                                            DECEMBER 31,
                                                   ------------------------------
                                                        2010            2009
                                                   --------------  --------------
                                                   CARRYING % OF   CARRYING % OF
                                                    VALUE   TOTAL   VALUE   TOTAL
                                                   -------- -----  -------- -----
                                                            (IN MILLIONS)
Office............................................  $2,772   48.2%  $2,770   48.5%
Apartments........................................   1,439   25.0    1,366   23.9
Industrial........................................     418    7.3      411    7.2
Real estate investment funds......................     404    7.0      405    7.1
Retail............................................     380    6.6      443    7.8
Hotel.............................................     216    3.7      190    3.3
Land..............................................      74    1.3       22    0.4
Agriculture.......................................      17    0.3       46    0.8
Other.............................................      35    0.6       58    1.0
                                                    ------  -----   ------  -----
 Total real estate and real estate joint ventures.  $5,755  100.0%  $5,711  100.0%
                                                    ======  =====   ======  =====

  OTHER LIMITED PARTNERSHIP INTERESTS

   The carrying value of other limited partnership interests (which primarily represent ownership interests in pooled investment funds that principally make private equity investments in companies in the United States and overseas) was $4.5 billion and $4.2 billion at December 31, 2010 and 2009, respectively. Included within other limited partnership interests were $604 million and $617 million at December 31, 2010 and 2009, respectively, of investments in hedge funds. Impairments of other limited partnership interests, principally cost method other limited partnership interests, were $2 million, $288 million and $99 million for the years ended December 31, 2010, 2009 and 2008, respectively.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  COLLECTIVELY SIGNIFICANT EQUITY METHOD INVESTMENTS

   The Company holds investments in real estate joint ventures, real estate funds and other limited partnership interests consisting of leveraged buy-out funds, hedge funds, private equity funds, joint ventures and other funds. The portion of these investments accounted for under the equity method had a carrying value of $5.8 billion as of December 31, 2010. The Company's maximum exposure to loss related to these equity method investments is limited to the carrying value of these investments plus unfunded commitments of $1.7 billion as of December 31, 2010. Except for certain real estate joint ventures, the Company's investments in real estate funds and other limited partnership interests are generally of a passive nature in that the Company does not participate in the management of the entities.

   As further described in Note 1, the Company generally records its share of earnings in its equity method investments using a three-month lag methodology and within net investment income. As of December 31, 2010, aggregate net investment income from these equity method real estate joint ventures, real estate funds and other limited partnership interests exceeded 10% of the Company's consolidated pre-tax income (loss) from continuing operations. Accordingly, the Company is providing the following aggregated summarized financial data for such equity method investments. This aggregated summarized financial data does not represent the Company's proportionate share of the assets, liabilities, or earnings of such entities.

   As of, and for the year ended December 31, 2010, the aggregated summarized financial data presented below reflects the latest available financial information. Aggregate total assets of these entities totaled $185.6 billion and $154.1 billion as of December 31, 2010 and 2009, respectively. Aggregate total liabilities of these entities totaled $30.6 billion and $28.7 billion as of December 31, 2010 and 2009, respectively. Aggregate net income (loss) of these entities totaled $16.5 billion, $22 billion and ($21.2) billion for the years ended December 31, 2010, 2009 and 2008, respectively. Aggregate net income (loss) from real estate joint ventures, real estate funds and other limited partnership interests is primarily comprised of investment income, including recurring investment income and realized and unrealized investment gains (losses).

  OTHER INVESTED ASSETS

   The following table presents the carrying value of the Company's other invested assets by type at:

                                                             DECEMBER 31,
                                                    ------------------------------
                                                         2010            2009
                                                    --------------  --------------
                                                    CARRYING % OF   CARRYING % OF
                                                     VALUE   TOTAL   VALUE   TOTAL
                                                    -------- -----  -------- -----
                                                             (IN MILLIONS)
Freestanding derivatives with positive fair values.  $3,311   42.3%  $2,415   35.5%
Leveraged leases, net of non-recourse debt.........   1,799   23.0    1,763   25.9
Loans to affiliates................................   1,415   18.1    1,628   23.9
Tax credit partnerships............................     835   10.7      683   10.0
Joint venture investments..........................      51    0.7       36    0.5
Funds withheld.....................................      31    0.4       38    0.6
Other..............................................     380    4.8      248    3.6
                                                     ------  -----   ------  -----
 Total.............................................  $7,822  100.0%  $6,811  100.0%
                                                     ======  =====   ======  =====

   See Note 4 for information regarding the freestanding derivatives with positive estimated fair values. See the following section "Leveraged Leases" for the composition of leveraged leases. Loans to affiliates, some of which are regulated, are used by the affiliates to assist in meeting their capital requirements. Tax credit partnerships are established for the purpose of investing in low-income housing and other social causes, where

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

the primary return on investment is in the form of income tax credits, and are accounted for under the equity method or under the effective yield method. Joint venture investments are accounted for under the equity method and represent the Company's investment in insurance underwriting joint ventures in China. Funds withheld represent amounts contractually withheld by ceding companies in accordance with reinsurance agreements.

  Leveraged Leases

   Investment in leveraged leases, included in other invested assets, consisted of the following:

                                                  DECEMBER 31,
                                                ----------------
                                                  2010     2009
                                                -------  -------
                                                  (IN MILLIONS)
               Rental receivables, net......... $ 1,783  $ 1,690
               Estimated residual values.......   1,136    1,225
                                                -------  -------
                Subtotal.......................   2,919    2,915
               Unearned income.................  (1,120)  (1,152)
                                                -------  -------
                Investment in leveraged leases. $ 1,799  $ 1,763
                                                =======  =======

   The rental receivables set forth above are generally due in periodic installments. The payment periods range from one to 15 years, but in certain circumstances are as long as 30 years. For rental receivables, the Company's primary credit quality indicator is whether the rental receivable is performing or non-performing. The Company generally defines non-performing rental receivables as those that are 90 days or more past due. The determination of performing or non-performing status is assessed monthly. As of December 31, 2010, all of the rental receivables were performing.

   The Company's deferred income tax liability related to leveraged leases was $1.2 billion and $1.1 billion at December 31, 2010 and 2009, respectively.

The components of income from investment in leveraged leases, excluding realized gains (losses), were as follows:

                                                                                   YEARS ENDED
                                                                                  DECEMBER 31,
                                                                                ----------------
                                                                                2010  2009  2008
                                                                                ----  ----  ----
                                                                                  (IN MILLIONS)
Income from investment in leveraged leases (included in net investment income). $102  $ 92  $ 95
Less: Income tax expense on leveraged leases...................................  (36)  (32)  (33)
                                                                                ----  ----  ----
Net income from investment in leveraged leases................................. $ 66  $ 60  $ 62
                                                                                ====  ====  ====

  SHORT-TERM INVESTMENTS

   The carrying value of short-term investments, which includes investments with remaining maturities of one year or less, but greater than three months, at the time of purchase was $2.4 billion and $3.3 billion at December 31, 2010 and 2009, respectively. The Company is exposed to concentrations of credit risk related to securities of the U.S. government and certain U.S. government agencies included within short-term investments, which were $1.4 billion and $2.5 billion at December 31, 2010 and 2009, respectively.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  CASH EQUIVALENTS

   The carrying value of cash equivalents, which includes investments with an original or remaining maturity of three months or less, at the time of purchase was $3.1 billion and $3.0 billion at December 31, 2010 and 2009, respectively. The Company is exposed to concentrations of credit risk related to securities of the U.S. government and certain U.S. government agencies included within cash equivalents, which were $2.5 billion and $2.3 billion at December 31, 2010 and 2009, respectively.

  PURCHASED CREDIT IMPAIRED INVESTMENTS

   Investments acquired with evidence of credit quality deterioration since origination and for which it is probable at the acquisition date that the Company will be unable to collect all contractually required payments are classified as purchased credit impaired investments. For each investment, the excess of the cash flows expected to be collected as of the acquisition date over its acquisition-date fair value is referred to as the accretable yield and is recognized as net investment income on an effective yield basis. If subsequently, based on current information and events, it is probable that there is a significant increase in cash flows previously expected to be collected or if actual cash flows are significantly greater than cash flows previously expected to be collected, the accretable yield is adjusted prospectively. The excess of the contractually required payments (including interest) as of the acquisition date over the cash flows expected to be collected as of the acquisition date is referred to as the nonaccretable difference, and this amount is not expected to be realized as net investment income. Decreases in cash flows expected to be collected can result in OTTI or the recognition of mortgage loan valuation allowances (see Note 1).

The table below presents the purchased credit impaired fixed maturity securities held at:

                                                       DECEMBER 31, 2010
                                                       -----------------
                                                         (IN MILLIONS)
       Outstanding principal and interest balance (1).      $1,163
       Carrying value (2).............................      $  913

----------
(1)Represents the contractually required payments which is the sum of contractual principal, whether or not currently due, and accrued interest.
(2)Estimated fair value plus accrued interest.

   The following table presents information about purchased credit impaired fixed maturity securities, as of their respective acquisition dates at:

                                                          DECEMBER 31, 2010
                                                          -----------------
                                                            (IN MILLIONS)
    Contractually required payments (including interest).      $1,605
    Cash flows expected to be collected (1)..............      $1,540
    Fair value of investments acquired...................      $  939

----------
(1)Represents undiscounted principal and interest cash flow expectations, at the date of acquisition.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The following table presents activity for the accretable yield on purchased credit impaired fixed maturity securities at:

                                                           DECEMBER 31, 2010
                                                           -----------------
                                                             (IN MILLIONS)
   Accretable yield, January 1,...........................       $  --
      Investments purchased...............................         601
      Accretion recognized in net investment income.......         (62)
      Reclassification (to) from nonaccretable difference.        (103)
                                                                 -----
   Accretable yield, December 31,.........................       $ 436
                                                                 =====

  VARIABLE INTEREST ENTITIES

   The Company holds investments in certain entities that are VIEs. In certain instances, the Company holds both the power to direct the most significant activities of the entity, as well as an economic interest in the entity and, as such, consistent with the new guidance described in Note 1, is deemed to be the primary beneficiary or consolidator of the entity. The following table presents the total assets and total liabilities relating to VIEs for which the Company has concluded that it is the primary beneficiary and which are consolidated in the Company's financial statements at December 31, 2010 and 2009. Creditors or beneficial interest holders of VIEs where the Company is the primary beneficiary have no recourse to the general credit of the Company, as the Company's obligation to the VIEs is limited to the amount of its committed investment.

                                                      DECEMBER 31,
                                          -------------------------------------
                                                 2010               2009
                                          ------------------ ------------------
                                          TOTAL     TOTAL    TOTAL     TOTAL
                                          ASSETS LIABILITIES ASSETS LIABILITIES
                                          ------ ----------- ------ -----------
                                                      (IN MILLIONS)
Consolidated securitization entities (1).  $243     $226      $ --      $--
Other limited partnership interests......   194       53       367       72
Other invested assets....................   108        1        27        1
Real estate joint ventures...............    20       17        22       17
                                           ----     ----      ----      ---
   Total.................................  $565     $297      $416      $90
                                           ====     ====      ====      ===

----------
(1)As discussed in Note 1, upon the adoption of new guidance effective
   January 1, 2010, the Company consolidated former QSPEs that are structured as collateralized debt obligations. At December 31, 2010, these entities held total assets of $243 million, consisting of $201 million of FVO securities held by CSEs classified within trading and other securities, $39 million in cash and $3 million of accrued investment income. These entities had total liabilities of $226 million, consisting of $184 million of long-term debt and $42 million of other liabilities. The assets of these entities can only be used to settle their respective liabilities, and under no circumstances is the Company or any of its subsidiaries or affiliates liable for any principal or interest shortfalls should any arise. The Company's exposure is limited to that of its remaining investment in the former QSPEs of less than $1 million at estimated fair value at December 31, 2010. The long-term debt referred to above bears interest at primarily variable rates, payable on a bi-annual basis, and is expected to be repaid over the next 4 years. Interest expense related to these obligations, included in other expenses, was $15 million for the year ended December 31, 2010.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The following table presents the carrying amount and maximum exposure to loss relating to VIEs for which the Company holds significant variable interests but is not the primary beneficiary and which have not been consolidated at:

                                                             DECEMBER 31,
                                               -----------------------------------------
                                                       2010                 2009
                                               -------------------- --------------------
                                                          MAXIMUM              MAXIMUM
                                               CARRYING  EXPOSURE   CARRYING  EXPOSURE
                                                AMOUNT  TO LOSS (1)  AMOUNT  TO LOSS (1)
                                               -------- ----------- -------- -----------
                                                             (IN MILLIONS)
Fixed maturity securities available-for-sale:
   RMBS (2)................................... $29,904    $29,904    $   --    $   --
   CMBS (2)...................................   9,701      9,701        --        --
   ABS (2)....................................   7,218      7,218        --        --
   U.S. corporate securities..................   1,283      1,283       809       809
   Foreign corporate securities...............   1,058      1,058       733       733
Other limited partnership interests...........   2,583      3,281     1,908     2,170
Other invested assets.........................     514        694       394       387
Real estate joint ventures....................      24         69        --        --
                                               -------    -------    ------    ------
   Total...................................... $52,285    $53,208    $3,844    $4,099
                                               =======    =======    ======    ======

----------
(1)The maximum exposure to loss relating to the fixed maturity securities available-for-sale is equal to the carrying amounts or carrying amounts of retained interests. The maximum exposure to loss relating to the other limited partnership interests and real estate joint ventures is equal to the carrying amounts plus any unfunded commitments of the Company. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee. For certain of its investments in other invested assets, the Company's return is in the form of income tax credits which are guaranteed by a creditworthy third-party. For such investments, the maximum exposure to loss is equal to the carrying amounts plus any unfunded commitments, reduced by amounts guaranteed by third parties of $225 million and $226 million at December 31, 2010 and 2009, respectively.
(2)As discussed in Note 1, the Company adopted new guidance effective
   January 1, 2010 which eliminated the concept of a QSPE. As a result, the Company concluded it held variable interests in RMBS, CMBS and ABS. For these interests, the Company's involvement is limited to that of a passive investor.

   As described in Note 13, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs during the years ended December 31, 2010, 2009 and 2008.

  RELATED PARTY INVESTMENT TRANSACTIONS

   At December 31, 2010 and 2009, the Company held $445 million and
$717 million, respectively, in the Metropolitan Money Market Pool, an affiliated partnership, which are included in short-term investments. Net investment income (loss) from this investment was ($1) million, $1 million and $4 million for the years ended December 31, 2010, 2009 and 2008, respectively.

   The MetLife Intermediate Income Pool ("MIIP") is a New York general partnership consisting solely of U.S. domestic insurance companies owned directly or indirectly by MetLife, Inc. and is managed by and consolidated into the accounts of the Company. Each partner's investment in the MIIP represents such partner's pro rata ownership interest in the pool and is included in the Company's noncontrolling interests in the consolidated balance sheets. The affiliated companies' ownership interests in the pooled investments held by

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

the MIIP were less than $1 million and $118 million at December 31, 2010 and 2009, respectively. Net investment income (loss) allocated to affiliates from the MIIP was ($3) million, $1 million and $3 million for the years ended December 31, 2010, 2009 and 2008, respectively.

   In the normal course of business, the Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. Invested assets transferred to and from affiliates, inclusive of amounts related to reinsurance agreements, were as follows:

                                                                                       YEARS ENDED DECEMBER 31,
                                                                                       ------------------------
                                                                                       2010     2009     2008
                                                                                       ----     ------   ----
                                                                                        (IN MILLIONS)
Estimated fair value of invested assets transferred to affiliates..................... $444    $   --    $230
Amortized cost of invested assets transferred to affiliates........................... $431    $   --    $220
Net investment gains (losses) recognized on invested assets transferred to affiliates. $ 13    $   --    $ 10
Estimated fair value of assets transferred from affiliates............................ $582    $1,019    $ 57

   During the year ended December 31, 2009, the Company issued loans to Exeter Reassurance Company Ltd. ("Exeter"), an affiliate, which were included in other invested assets. The loans outstanding were $1.0 billion at both December 31, 2010 and 2009. The loans are due as follows: $500 million on June 30, 2014, $250 million on September 30, 2012 and $250 million on September 30, 2016, and these amounts bear interest, payable semi-annually, at 6.44%, 5.33% and 7.44%, respectively. Both principal and interest payments have been guaranteed by MetLife, Inc. Net investment income from this investment was $64 million and $28 million for the years ended December 31, 2010 and 2009, respectively.

4.  DERIVATIVE FINANCIAL INSTRUMENTS

  ACCOUNTING FOR DERIVATIVE FINANCIAL INSTRUMENTS

   See Note 1 for a description of the Company's accounting policies for derivative financial instruments.

   See Note 5 for information about the fair value hierarchy for derivatives.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  PRIMARY RISKS MANAGED BY DERIVATIVE FINANCIAL INSTRUMENTS AND NON-DERIVATIVE FINANCIAL INSTRUMENTS

   The Company is exposed to various risks relating to its ongoing business operations, including interest rate risk, foreign currency risk, credit risk and equity market risk. The Company uses a variety of strategies to manage these risks, including the use of derivative instruments. The following table presents the gross notional amount, estimated fair value and primary underlying risk exposure of the Company's derivative financial instruments, excluding embedded derivatives, held at:

                                                                 DECEMBER 31,
                                            -------------------------------------------------------
                                                       2010                        2009
                                            --------------------------- ---------------------------
                                                       ESTIMATED FAIR              ESTIMATED FAIR
                                                         VALUE (1)                   VALUE (1)
PRIMARY UNDERLYING                          NOTIONAL ------------------ NOTIONAL ------------------
RISK EXPOSURE          INSTRUMENT TYPE       AMOUNT  ASSETS LIABILITIES  AMOUNT  ASSETS LIABILITIES
------------------  ----------------------- -------- ------ ----------- -------- ------ -----------
                                                                 (IN MILLIONS)
Interest rate       Interest rate swaps.... $ 25,614 $1,477   $  870    $18,630  $  804   $  696
                    Interest rate floors...   13,290    460        4     12,115     339        2
                    Interest rate caps.....   27,253    145       --     23,406     255       --
                    Interest rate futures..    1,246      7       --      1,186      --        5
                    Interest rate options..    5,680    107       23      3,750     114       57
                    Interest rate forwards.      445     --       36         --      --       --
                    Synthetic GICs.........    4,397     --       --      4,352      --       --
Foreign currency    Foreign currency swaps    13,558  1,024      901     12,706     821    1,058
                    Foreign currency
                      forwards.............    2,050     17       16      1,466      16        5
Credit              Credit default swaps       6,792     72       79      5,656      61       99
                    Credit forwards........       90      2        3        130       2        2
Equity market       Equity futures                 7     --       --         --      --       --
                    Equity options.........      176     --       --         85       3       --
                    Total rate of return
                      swaps................       --     --       --        250      --       47
                                            -------- ------   ------    -------  ------   ------
                     Total................. $100,598 $3,311   $1,932    $83,732  $2,415   $1,971
                                            ======== ======   ======    =======  ======   ======

----------
(1)The estimated fair value of all derivatives in an asset position is reported within other invested assets in the consolidated balance sheets and the estimated fair value of all derivatives in a liability position is reported within other liabilities in the consolidated balance sheets.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The following table presents the gross notional amount of derivative financial instruments by maturity at December 31, 2010:

                                                 REMAINING LIFE
                            ---------------------------------------------------------
                                                       AFTER FIVE
                                        AFTER ONE YEAR    YEARS
                            ONE YEAR OR  THROUGH FIVE  THROUGH TEN AFTER TEN
                               LESS         YEARS         YEARS      YEARS    TOTAL
                            ----------- -------------- ----------- --------- --------
                                                  (IN MILLIONS)
Interest rate swaps........   $ 3,584      $10,252       $ 4,153    $ 7,625  $ 25,614
Interest rate floors.......        --        7,540         2,250      3,500    13,290
Interest rate caps.........     3,250       22,606         1,397         --    27,253
Interest rate futures......     1,246           --            --         --     1,246
Interest rate options......        28        4,227         1,425         --     5,680
Interest rate forwards.....       100          275            70         --       445
Synthetic GICs.............     4,397           --            --         --     4,397
Foreign currency swaps.....     2,310        4,775         4,923      1,550    13,558
Foreign currency forwards..     1,944           24            20         62     2,050
Credit default swaps.......        98        6,057           637         --     6,792
Credit forwards............        90           --            --         --        90
Equity futures.............         7           --            --         --         7
Equity options.............       176           --            --         --       176
Total rate of return swaps.        --           --            --         --        --
                              -------      -------       -------    -------  --------
   Total...................   $17,230      $55,756       $14,875    $12,737  $100,598
                              =======      =======       =======    =======  ========

   Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date. The Company utilizes interest rate swaps in fair value, cash flow and non-qualifying hedging relationships.

   The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. In a basis swap, both legs of the swap are floating with each based on a different index. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each due date. Basis swaps are included in interest rate swaps in the preceding table. The Company utilizes basis swaps in non-qualifying hedging relationships.

   Inflation swaps are used as an economic hedge to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are included in interest rate swaps in the preceding table. The Company utilizes inflation swaps in non-qualifying hedging relationships.

   Implied volatility swaps are used by the Company primarily as economic hedges of interest rate risk associated with the Company's investments in mortgage-backed securities. In an implied volatility swap, the Company exchanges fixed payments for floating payments that are linked to certain market volatility measures. If implied volatility rises, the floating payments that the Company receives will increase, and if implied volatility falls, the floating payments that the Company receives will decrease. Implied volatility swaps are included in interest rate swaps in the preceding table. The Company utilizes implied volatility swaps in non-qualifying hedging relationships.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The Company purchases interest rate caps and floors primarily to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches), as well as to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level, respectively. In certain instances, the Company locks in the economic impact of existing purchased caps and floors by entering into offsetting written caps and floors. The Company utilizes interest rate caps and floors in non-qualifying hedging relationships.

   In exchange-traded interest rate (Treasury and swap) futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded interest rate (Treasury and swap) futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring and to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in non-qualifying hedging relationships.

   Swaptions are used by the Company to hedge interest rate risk associated with the Company's long-term liabilities and invested assets. A swaption is an option to enter into a swap with a forward starting effective date. In certain instances, the Company locks in the economic impact of existing purchased swaptions by entering into offsetting written swaptions. The Company pays a premium for purchased swaptions and receives a premium for written swaptions. Swaptions are included in interest rate options in the preceding table. The Company utilizes swaptions in non-qualifying hedging relationships.

   The Company writes covered call options on its portfolio of U.S. Treasuries as an income generation strategy. In a covered call transaction, the Company receives a premium at the inception of the contract in exchange for giving the derivative counterparty the right to purchase the referenced security from the Company at a predetermined price. The call option is "covered" because the Company owns the referenced security over the term of the option. Covered call options are included in interest rate options in the preceding table. The Company utilizes covered call options in non-qualifying hedging relationships.

   The Company enters into interest rate forwards to buy and sell securities. The price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. The Company utilizes interest rate forwards in cash flow and non-qualifying hedging relationships.

   A synthetic GIC is a contract that simulates the performance of a traditional guaranteed interest contract through the use of financial instruments. Under a synthetic GIC, the policyholder owns the underlying assets. The Company guarantees a rate return on those assets for a premium. Synthetic GICs are not designated as hedging instruments.

   Foreign currency derivatives, including foreign currency swaps and foreign currency forwards, are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies. The Company also uses foreign currency forwards and swaps to hedge the foreign currency risk associated with certain of its net investments in foreign operations.

   In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in fair value, cash flow, net investment in foreign operations and non-qualifying hedging relationships.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made in a different currency at the specified future date. The Company utilizes foreign currency forwards in net investment in foreign operations and non-qualifying hedging relationships.

   The Company uses certain of its foreign currency denominated funding agreements to hedge portions of its net investments in foreign operations against adverse movements in exchange rates. Such contracts are included in non-derivative hedging instruments in the hedges of net investments in foreign operations table.

   Swap spreadlocks are used by the Company to hedge invested assets on an economic basis against the risk of changes in credit spreads. Swap spreadlocks are forward transactions between two parties whose underlying reference index is a forward starting interest rate swap where the Company agrees to pay a coupon based on a predetermined reference swap spread in exchange for receiving a coupon based on a floating rate. The Company has the option to cash settle with the counterparty in lieu of maintaining the swap after the effective date. The Company utilizes swap spreadlocks in non-qualifying hedging relationships.

   Certain credit default swaps are used by the Company to hedge against credit-related changes in the value of its investments and to diversify its credit risk exposure in certain portfolios. In a credit default swap transaction, the Company agrees with another party, at specified intervals, to pay a premium to hedge credit risk. If a credit event, as defined by the contract, occurs, generally the contract will require the swap to be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered. The Company utilizes credit default swaps in non-qualifying hedging relationships.

   Credit default swaps are also used to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and a cash instrument such as a U.S. Treasury or Agency security. The Company also enters into certain credit default swaps held in relation to trading portfolios for the purpose of generating profits on short-term differences in price. These credit default swaps are not designated as hedging instruments.

   The Company enters into forwards to lock in the price to be paid for forward purchases of certain securities. The price is agreed upon at the time of the contract and payment for the contract is made at a specified future date. When the primary purpose of entering into these transactions is to hedge against the risk of changes in purchase price due to changes in credit spreads, the Company designates these as credit forwards. The Company utilizes credit forwards in cash flow hedging relationships.

   In exchange-traded equity futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of equity securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. The Company utilizes exchange-traded equity futures in non-qualifying hedging relationships.

   Equity index options are used by the Company to hedge certain invested assets against adverse changes in equity indices. In an equity index option transaction, the Company enters into contracts to sell the equity index within a limited time at a contracted price. The contracts will be net settled in cash based on differentials in the indices at the time of exercise and the strike price. In certain instances, the Company may enter into a combination of transactions to hedge adverse changes in equity indices within a pre-determined range through the purchase and sale of options. Equity index options are included in equity options in the preceding table. The Company utilizes equity index options in non-qualifying hedging relationships.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Equity variance swaps are used by the Company primarily as a macro hedge on certain invested assets. In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes in equity volatility over a defined period. The Company utilizes equity variance swaps in non-qualifying hedging relationships.

   Total rate of return swaps ("TRRs") are swaps whereby the Company agrees with another party to exchange, at specified intervals, the difference between the economic risk and reward of an asset or a market index and the London Inter-Bank Offer Rate ("LIBOR"), calculated by reference to an agreed notional principal amount. No cash is exchanged at the outset of the contract. Cash is paid and received over the life of the contract based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date. The Company uses TRRs to hedge its equity market guarantees in certain of its insurance products. TRRs can be used as hedges or to synthetically create investments. The Company utilizes TRRs in non-qualifying hedging relationships.

  HEDGING

   The following table presents the gross notional amount and estimated fair value of derivatives designated as hedging instruments by type of hedge designation at:

                                                                    DECEMBER 31,
                                               -------------------------------------------------------
                                                          2010                        2009
                                               --------------------------- ---------------------------
                                                            ESTIMATED                   ESTIMATED
                                                            FAIR VALUE                  FAIR VALUE
                                                        ------------------          ------------------
                                               NOTIONAL                    NOTIONAL
DERIVATIVES DESIGNATED AS HEDGING INSTRUMENTS   AMOUNT  ASSETS LIABILITIES  AMOUNT  ASSETS LIABILITIES
---------------------------------------------  -------- ------ ----------- -------- ------ -----------
                                                                    (IN MILLIONS)
     Fair Value Hedges:
        Foreign currency swaps................ $ 3,737  $  572    $126     $ 3,958  $  484    $117
        Interest rate swaps...................   4,795     811     154       4,472     488      70
                                               -------  ------    ----     -------  ------    ----
            Subtotal..........................   8,532   1,383     280       8,430     972     187
                                               -------  ------    ----     -------  ------    ----
     Cash Flow Hedges:
        Foreign currency swaps................   4,487     193     212       3,181     109     251
        Interest rate swaps...................   2,602      95      71       1,740      --      48
        Interest rate forwards................     445      --      36          --      --      --
        Credit forwards.......................      90       2       3         130       2       2
                                               -------  ------    ----     -------  ------    ----
            Subtotal..........................   7,624     290     322       5,051     111     301
                                               -------  ------    ----     -------  ------    ----
           Total Qualifying Hedges............ $16,156  $1,673    $602     $13,481  $1,083    $488
                                               =======  ======    ====     =======  ======    ====

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The following table presents the gross notional amount and estimated fair value of derivatives that were not designated or do not qualify as hedging instruments by derivative type at:

                                                                      DECEMBER 31,
                                                 -------------------------------------------------------
                                                            2010                        2009
                                                 --------------------------- ---------------------------
                                                              ESTIMATED                   ESTIMATED
                                                              FAIR VALUE                  FAIR VALUE
                                                          ------------------          ------------------
DERIVATIVES NOT DESIGNATED OR NOT QUALIFYING AS  NOTIONAL                    NOTIONAL
HEDGING INSTRUMENTS                               AMOUNT  ASSETS LIABILITIES  AMOUNT  ASSETS LIABILITIES
-----------------------------------------------  -------- ------ ----------- -------- ------ -----------
                                                                      (IN MILLIONS)
  Interest rate swaps........................... $18,217  $  571   $  645    $12,418  $  316   $  578
  Interest rate floors..........................  13,290     460        4     12,115     339        2
  Interest rate caps............................  27,253     145       --     23,406     255       --
  Interest rate futures.........................   1,246       7       --      1,186      --        5
  Interest rate options.........................   5,680     107       23      3,750     114       57
  Synthetic GICs................................   4,397      --       --      4,352      --       --
  Foreign currency swaps........................   5,334     259      563      5,567     228      690
  Foreign currency forwards.....................   2,050      17       16      1,466      16        5
  Credit default swaps..........................   6,792      72       79      5,656      61       99
  Equity futures................................       7      --       --         --      --       --
  Equity options................................     176      --       --         85       3       --
  Total rate of return swaps....................      --      --       --        250      --       47
                                                 -------  ------   ------    -------  ------   ------
    Total non-designated or non-qualifying
       derivatives.............................. $84,442  $1,638   $1,330    $70,251  $1,332   $1,483
                                                 =======  ======   ======    =======  ======   ======

  NET DERIVATIVE GAINS (LOSSES)

   The components of net derivative gains (losses) were as follows:

                                                   YEARS ENDED DECEMBER, 31,
                                                   -------------------------
                                                    2010     2009     2008
                                                   -----   -------   ------
                                                       (IN MILLIONS)
       Derivatives and hedging gains (losses) (1). $ 353   $(2,842)  $3,257
       Embedded derivatives.......................  (619)   (1,586)   1,744
                                                   -----   -------   ------
          Total net derivative gains (losses)..... $(266)  $(4,428)  $5,001
                                                   =====   =======   ======

----------
(1)Includes foreign currency transaction gains (losses) on hedged items in cash flow and non-qualifying hedge relationships, which are not presented elsewhere in this note.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The following table presents the settlement payments recorded in income for the:

                                                           YEARS ENDED DECEMBER 31,
                                                           -----------------------
                                                           2010     2009    2008
                                                           ----     ----    ----
                                                             (IN MILLIONS)
    Qualifying hedges:
       Net investment income.............................. $ 82     $ 51    $ 21
       Interest credited to policyholder account balances.  196      180      99
    Non-qualifying hedges:
       Net investment income..............................   (4)      (3)     (1)
       Net derivative gains (losses)......................   53      (51)    (38)
                                                            ----     ----    ----
           Total.......................................... $327     $177    $ 81
                                                            ====     ====    ====

  FAIR VALUE HEDGES

   The Company designates and accounts for the following as fair value hedges when they have met the requirements of fair value hedging: (i) interest rate swaps to convert fixed rate investments to floating rate investments;
(ii) interest rate swaps to convert fixed rate liabilities to floating rate liabilities; and (iii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated investments and liabilities.

   The Company recognizes gains and losses on derivatives and the related hedged items in fair value hedges within net derivative gains (losses). The following table represents the amount of such net derivative gains (losses) recognized for the years ended December 31, 2010, 2009 and 2008:

                                                                     NET       NET DERIVATIVE
                                                                 DERIVATIVE    GAINS (LOSSES) INEFFECTIVENESS
                                                               GAINS (LOSSES)    RECOGNIZED    RECOGNIZED IN
DERIVATIVES IN FAIR VALUE      HEDGED ITEMS IN FAIR VALUE        RECOGNIZED      FOR HEDGED   NET DERIVATIVE
HEDGING RELATIONSHIPS            HEDGING RELATIONSHIPS         FOR DERIVATIVES     ITEMS      GAINS (LOSSES)
-------------------------  ----------------------------------- --------------- -------------- ---------------
                                                                               (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER 31, 2010:
Interest rate swaps:       Fixed maturity securities..........      $ (13)         $  15            $ 2
                           Policyholder account balances (1)..        153           (150)             3
Foreign currency swaps:    Foreign-denominated fixed maturity
                             securities.......................         13            (13)            --
                           Foreign-denominated policyholder
                             account balances (2).............         47            (34)            13
                                                                    -----          -----            ---
   Total...................................................         $ 200          $(182)           $18
                                                                    =====          =====            ===
FOR THE YEAR ENDED DECEMBER 31, 2009:
Interest rate swaps:       Fixed maturity securities..........      $  42          $ (35)           $ 7
                           Policyholder account balances (1)..       (956)           947             (9)
Foreign currency swaps:    Foreign-denominated fixed maturity
                             securities.......................        (13)            10             (3)
                           Foreign-denominated policyholder
                             account balances (2).............        351           (332)            19
                                                                    -----          -----            ---
   Total...................................................         $(576)         $ 590            $14
                                                                    =====          =====            ===
FOR THE YEAR ENDED DECEMBER 31, 2008..........................      $ 336          $(337)           $(1)
                                                                    =====          =====            ===

----------
(1)Fixed rate liabilities
(2)Fixed rate or floating rate liabilities

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

  CASH FLOW HEDGES

   The Company designates and accounts for the following as cash flow hedges when they have met the requirements of cash flow hedging: (i) interest rate swaps to convert floating rate investments to fixed rate investments;
(ii) interest rate swaps to convert floating rate liabilities to fixed rate liabilities; (iii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments and liabilities;
(iv) interest rate forwards and credit forwards to lock in the price to be paid for forward purchases of investments; and (v) interest rate swaps and interest rate forwards to hedge the forecasted purchases of fixed-rate investments.

   For the years ended December 31, 2010 and 2009, the Company recognized
$2 million and ($3) million, respectively, of net derivative gains (losses) which represented the ineffective portion of all cash flow hedges. For the year ended December 31, 2008, the Company did not recognize any net derivative gains (losses) which represented the ineffective portion of all cash flow hedges. All components of each derivative's gain or loss were included in the assessment of hedge effectiveness. In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or within two months of that date. The net amounts reclassified into net derivative gains (losses) for the years ended
December 31, 2010, 2009 and 2008 related to such discontinued cash flow hedges were gains (losses) of $9 million, ($7) million and ($12) million, respectively. At December 31, 2010 and 2009, the maximum length of time over which the Company was hedging its exposure to variability in future cash flows for forecasted transactions did not exceed seven years and five years, respectively. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments, for the year ended
December 31, 2008.

   The following table presents the components of accumulated other comprehensive income (loss), before income tax, related to cash flow hedges:

                                                                                              YEARS ENDED
                                                                                             DECEMBER 31,
                                                                                          ------------------
                                                                                          2010   2009   2008
                                                                                          ----  -----  -----
                                                                                             (IN MILLIONS)
Accumulated other comprehensive income (loss), balance at January 1,..................... $(92) $ 137  $(262)
Gains (losses) deferred in other comprehensive income (loss) on the effective portion of
  cash flow hedges.......................................................................  134   (327)   483
Amounts reclassified to net derivative gains (losses)....................................   46     93    (93)
Amounts reclassified to net investment income............................................    3      7      9
Amounts reclassified to other expenses...................................................   (1)    --     --
Amortization of transition adjustment....................................................   --     (2)    --
                                                                                          ----  -----  -----
Accumulated other comprehensive income (loss), balance at December 31,................... $ 90  $ (92) $ 137
                                                                                          ====  =====  =====

   At December 31, 2010, $6 million of deferred net gains on derivatives in accumulated other comprehensive income (loss) was expected to be reclassified to earnings within the next 12 months.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The following table presents the effects of derivatives in cash flow hedging relationships on the consolidated statements of operations and the consolidated statements of equity for the years ended December 31, 2010, 2009 and 2008:

                               AMOUNT OF GAINS             AMOUNT AND LOCATION
                              (LOSSES) DEFERRED             OF GAINS (LOSSES)                AMOUNT AND LOCATION
                            IN ACCUMULATED OTHER            RECLASSIFIED FROM                 OF GAINS (LOSSES)
DERIVATIVES IN CASH FLOW    COMPREHENSIVE INCOME     ACCUMULATED OTHER COMPREHENSIVE     RECOGNIZED IN INCOME (LOSS)
HEDGING RELATIONSHIPS       (LOSS) ON DERIVATIVES    INCOME (LOSS) INTO INCOME (LOSS)          ON DERIVATIVES
--------------------------  --------------------- -------------------------------------- ---------------------------
                                                                                          (INEFFECTIVE PORTION AND
                                                                                            AMOUNT EXCLUDED FROM
                             (EFFECTIVE PORTION)           (EFFECTIVE PORTION)             EFFECTIVENESS TESTING)
-                           --------------------- -------------------------------------- ---------------------------
                                                  NET DERIVATIVE NET INVESTMENT  OTHER         NET DERIVATIVE
                                                  GAINS (LOSSES)     INCOME     EXPENSES       GAINS (LOSSES)
                                                  -------------- -------------- -------- ---------------------------
                                                                 (IN MILLIONS)
FOR THE YEAR ENDED
 DECEMBER 31, 2010:
   Interest rate swaps.....         $  90             $  --           $--         $ 1                $ 3
   Foreign currency
    swaps..................            74               (56)           (6)         --                 --
   Interest rate forwards..           (35)               10             3          --                 (1)
   Credit forwards.........             5                --            --          --                 --
                                    -----             -----           ---         ---                ---
      Total................         $ 134             $ (46)          $(3)        $ 1                $ 2
                                    =====             =====           ===         ===                ===
FOR THE YEAR ENDED
 DECEMBER 31, 2009:
   Interest rate swaps.....         $ (47)            $  --           $--         $--                $(2)
   Foreign currency
    swaps..................          (409)             (159)           (5)         --                 (1)
   Interest rate forwards..           130                66            --          --                 --
   Credit forwards.........            (1)               --            --          --                 --
                                    -----             -----           ---         ---                ---
      Total................         $(327)            $ (93)          $(5)        $--                $(3)
                                    =====             =====           ===         ===                ===
FOR THE YEAR ENDED
 DECEMBER 31, 2008:
   Foreign currency
    swaps..................         $ 483             $  93           $(9)        $--                $--
                                    =====             =====           ===         ===                ===

  HEDGES OF NET INVESTMENTS IN FOREIGN OPERATIONS

   The Company uses foreign exchange contracts, which may include foreign currency swaps, forwards and options, to hedge portions of its net investments in foreign operations against adverse movements in exchange rates. The Company measures ineffectiveness on these contracts based upon the change in forward rates. In addition, the Company may also use non-derivative financial instruments to hedge portions of its net investments in foreign operations against adverse movements in exchange rates. The Company measures ineffectiveness on non-derivative financial instruments based upon the change in spot rates.

   When net investments in foreign operations are sold or substantially liquidated, the amounts in accumulated other comprehensive income (loss) are reclassified to the consolidated statements of operations, while a pro rata portion will be reclassified upon partial sale of the net investments in foreign operations.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The following table presents the effects of derivatives and non-derivative financial instruments in net investment hedging relationships in the consolidated statements of operations and the consolidated statements of equity for the years ended December 31, 2010, 2009 and 2008:

                                                                                               AMOUNT AND LOCATION OF
                                                                                                GAINS (LOSSES)
                                                                                                 RECLASSIFIED
                                                                                               FROM ACCUMULATED
                                                                                                    OTHER
                                                                                               COMPREHENSIVE INCOME
                                                                                                 (LOSS) INTO
                                                                      AMOUNT OF GAINS (LOSSES)  INCOME (LOSS)
                                                                      DEFERRED IN ACCUMULATED  (EFFECTIVE PORTION)
                                                                      OTHER COMPREHENSIVE      ----------------------
                                                                       INCOME (LOSS)            NET INVESTMENT
                                                                      (EFFECTIVE PORTION)       GAINS (LOSSES)
                                                                      ------------------------ ----------------------
                                                                        YEARS ENDED              YEARS ENDED
                                                                       DECEMBER 31,              DECEMBER 31,
DERIVATIVES AND NON-DERIVATIVE HEDGING INSTRUMENTS IN NET INVESTMENT  ------------------------ ----------------------
HEDGING RELATIONSHIPS (1), (2)                                        2010    2009     2008    2010    2009    2008
------------------------------                                        ----    ----     ----    ----    -----   ----
                                                                               (IN MILLIONS)
                Foreign currency forwards............................ $--     $ --     $ --    $--    $ (59)   $--
                Foreign currency swaps...............................  --      (18)      76     --      (63)    --
                Non-derivative hedging instruments...................  --      (37)      81     --      (11)    --
                                                                      ---      ----     ----   ---     -----   ---
                 Total............................................... $--     $(55)    $157    $--    $(133)   $--
                                                                      ===      ====     ====   ===     =====   ===

----------
(1)During the years ended December 31, 2010 and 2008, there were no sales or substantial liquidations of net investments in foreign operations that would have required the reclassification of gains or losses from accumulated other comprehensive income (loss) into earnings. During the year ended
   December 31, 2009, the Company substantially liquidated, through assumption reinsurance (see Note 2), the portion of its Canadian operations that was being hedged in a net investment hedging relationship. As a result, the Company reclassified losses of $133 million from accumulated other comprehensive income (loss) into earnings.
(2)There was no ineffectiveness recognized for the Company's hedges of net investments in foreign operations.

   At December 31, 2010 and 2009, there was no cumulative foreign currency translation gain (loss) recorded in accumulated other comprehensive income
(loss) related to hedges of net investments in foreign operations.

NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

   The Company enters into the following derivatives that do not qualify for hedge accounting or for purposes other than hedging: (i) interest rate swaps, implied volatility swaps, caps and floors and interest rate futures to economically hedge its exposure to interest rates; (ii) foreign currency forwards and swaps to economically hedge its exposure to adverse movements in exchange rates; (iii) credit default swaps to economically hedge exposure to adverse movements in credit; (iv) equity futures to economically hedge liabilities; (v) swap spreadlocks to economically hedge invested assets against the risk of changes in credit spreads; (vi) interest rate forwards to buy and sell securities to economically hedge its exposure to interest rates;
(vii) credit default swaps and TRRs to synthetically create investments;
(viii) basis swaps to better match the cash flows of assets and related liabilities; (ix) credit default swaps held in relation to trading portfolios;
(x) swaptions to hedge interest rate risk; (xi) inflation swaps to reduce risk generated from inflation-indexed liabilities; (xii) covered call options for income generation; (xiii) synthetic GICs; (xiv) equity options to economically hedge certain invested assets against adverse changes in equity indices; and
(xv) equity variance swaps as a macro hedge on certain invested assets.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The following tables present the amount and location of gains (losses) recognized in income for derivatives that were not designated or qualifying as hedging instruments:

                                                    NET          NET
                                                 DERIVATIVE   INVESTMENT
                                               GAINS (LOSSES) INCOME (1)
                                               -------------- ----------
                                                     (IN MILLIONS)
        FOR THE YEAR ENDED DECEMBER 31, 2010:
        Interest rate swaps...................    $    74        $ --
        Interest rate floors..................         95          --
        Interest rate caps....................       (165)         --
        Interest rate futures.................        108          --
        Foreign currency swaps................        118          --
        Foreign currency forwards.............        (12)         --
        Equity options........................         (2)        (17)
        Interest rate options.................         30          --
        Interest rate forwards................          7          --
        Credit default swaps..................         28          (2)
         Total rate of return swaps...........         15          --
                                                  -------        ----
        Total.................................    $   296        $(19)
                                                  =======        ====
        FOR THE YEAR ENDED DECEMBER 31, 2009:
        Interest rate swaps...................    $  (880)       $ --
        Interest rate floors..................       (514)         --
        Interest rate caps....................         27          --
        Interest rate futures.................       (155)         --
        Foreign currency swaps................       (584)         --
        Foreign currency forwards.............       (151)         --
        Equity options........................          2          (2)
        Interest rate options.................       (379)         --
        Interest rate forwards................         (7)         --
        Swap spreadlocks......................        (38)         --
        Credit default swaps..................       (195)        (11)
        Total rate of return swaps............         63          --
                                                  -------        ----
         Total................................    $(2,811)       $(13)
                                                  =======        ====
        FOR THE YEAR ENDED DECEMBER 31, 2008..    $ 3,470        $ 54
                                                  =======        ====

----------
(1)Changes in estimated fair value related to economic hedges of equity method investments in joint ventures, and changes in estimated fair value related to derivatives held in relation to trading portfolios.

CREDIT DERIVATIVES

   In connection with synthetically created investment transactions and credit default swaps held in relation to the trading portfolio, the Company writes credit default swaps for which it receives a premium to insure credit risk. Such credit derivatives are included within the non-qualifying derivatives and derivatives for purposes other

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

than hedging table. If a credit event occurs, as defined by the contract, generally the contract will require the Company to pay the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, was $4,153 million and $2,584 million at December 31, 2010 and 2009, respectively. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current fair value of the credit default swaps. At December 31, 2010 and 2009, the Company would have received $49 million and $44 million, respectively, to terminate all of these contracts.

   The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at December 31, 2010 and 2009:

                                                                            DECEMBER 31,
                                          --------------------------------------------------------------------------------
                                                            2010                                     2009
                                          ----------------------------------------- --------------------------------------
                                                        MAXIMUM                                   MAXIMUM
                                          ESTIMATED      AMOUNT                     ESTIMATED    AMOUNT OF
                                          FAIR VALUE   OF FUTURE       WEIGHTED     FAIR VALUE     FUTURE       WEIGHTED
                                          OF CREDIT  PAYMENTS UNDER     AVERAGE     OF CREDIT  PAYMENTS UNDER   AVERAGE
RATING AGENCY DESIGNATION OF REFERENCED    DEFAULT   CREDIT DEFAULT      YEARS       DEFAULT   CREDIT DEFAULT   YEARS TO
CREDIT OBLIGATIONS (1)                      SWAPS      SWAPS (2)    TO MATURITY (3)   SWAPS      SWAPS (2)    MATURITY (3)
---------------------------------------   ---------- -------------- --------------- ---------- -------------- ------------
                                                                           (IN MILLIONS)
Aaa/Aa/A
Single name credit default swaps
 (corporate).............................    $ 4         $  423           3.9          $ 4         $  148         4.3
Credit default swaps referencing indices.     34          2,247           3.7           38          2,201         3.5
                                             ---         ------                        ---         ------
  Subtotal...............................     38          2,670           3.7           42          2,349         3.5
                                             ---         ------                        ---         ------
Baa
Single name credit default swaps
 (corporate).............................      5            730           4.4            2            190         4.9
Credit default swaps referencing indices.      6            728           5.0           --             --          --
                                             ---         ------                        ---         ------
  Subtotal...............................     11          1,458           4.7            2            190         4.9
                                             ---         ------                        ---         ------
Ba
Single name credit default swaps
 (corporate).............................     --             25           4.4           --             25         5.0
Credit default swaps referencing indices.     --             --            --           --             --          --
                                             ---         ------                        ---         ------
  Subtotal...............................     --             25           4.4           --             25         5.0
                                             ---         ------                        ---         ------
B
Single name credit default swaps
 (corporate).............................     --             --            --           --             --          --
Credit default swaps referencing indices.     --             --            --           --             20         5.0
                                             ---         ------                        ---         ------
  Subtotal...............................     --             --            --           --             20         5.0
                                             ---         ------                        ---         ------
   Total.................................    $49         $4,153           4.1          $44         $2,584         3.6
                                             ===         ======                        ===         ======

----------

(1)The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's, S&P and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.
(2)Assumes the value of the referenced credit obligations is zero.
(3)The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The Company has also entered into credit default swaps to purchase credit protection on certain of the referenced credit obligations in the table above. As a result, the maximum amounts of potential future recoveries available to offset the $4,153 million and $2,584 million from the table above were $120 million and $21 million at December 31, 2010 and 2009, respectively.

CREDIT RISK ON FREESTANDING DERIVATIVES

   The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the net positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes.

   The Company manages its credit risk related to over-the-counter derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Because exchange-traded futures are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivative instruments. See Note 5 for a description of the impact of credit risk on the valuation of derivative instruments.

   The Company enters into various collateral arrangements, which require both the pledging and accepting of collateral in connection with its derivative instruments. At December 31, 2010 and 2009, the Company was obligated to return cash collateral under its control of $1,033 million and $782 million, respectively. This unrestricted cash collateral is included in cash and cash equivalents or in short-term investments and the obligation to return it is included in payables for collateral under securities loaned and other transactions in the consolidated balance sheets. At December 31, 2010 and 2009, the Company had also accepted collateral consisting of various securities with a fair market value of $501 million and $123 million, respectively, which were held in separate custodial accounts. The Company is permitted by contract to sell or repledge this collateral, but at December 31, 2010, none of the collateral had been sold or repledged.

   The Company's collateral arrangements for its over-the-counter derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the fair value of that counterparty's derivatives reaches a pre-determined threshold. Certain of these arrangements also include credit-contingent provisions that provide for a reduction of these thresholds (on a sliding scale that converges toward zero) in the event of downgrades in the credit ratings of the Company and/or the counterparty. In addition, certain of the Company's netting agreements for derivative instruments contain provisions that require the Company to maintain a specific investment grade credit rating from at least one of the major credit rating agencies. If the Company's credit ratings were to fall below that specific investment grade credit rating, it would be in violation of these provisions, and the counterparties to the derivative instruments could request immediate payment or demand immediate and ongoing full overnight collateralization on derivative instruments that are in a net liability position after considering the effect of netting agreements.

   The following table presents the estimated fair value of the Company's over-the-counter derivatives that are in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged. The table also presents the incremental collateral that the Company would be required to provide if there was a one notch downgrade in the Company's credit rating at the reporting date or if the Company's credit rating sustained a downgrade to a level that triggered full overnight

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

collateralization or termination of the derivative position at the reporting date. Derivatives that are not subject to collateral agreements are not included in the scope of this table.

                                                      ESTIMATED FAIR VALUE OF FAIR VALUE OF INCREMENTAL COLLATERAL
                                                       COLLATERAL PROVIDED:              PROVIDED UPON:
-                                                     ----------------------- ------------------------------------
                                                                                             DOWNGRADE IN THE
                                                                              ONE NOTCH  COMPANY'S CREDIT RATING
                                                                              DOWNGRADE  TO A LEVEL THAT TRIGGERS
                                       ESTIMATED                               IN THE         FULL OVERNIGHT
                                   FAIR VALUE (1) OF                          COMPANY'S    COLLATERALIZATION OR
                                   DERIVATIVES IN NET FIXED MATURITY           CREDIT          TERMINATION
                                   LIABILITY POSITION SECURITIES (2) CASH (3)  RATING   OF THE DERIVATIVE POSITION
-                                  ------------------ -------------- -------- --------- --------------------------
                                                                    (IN MILLIONS)
DECEMBER 31, 2010:
Derivatives subject to credit-
  contingent provisions...........        $243             $120        $--       $35               $110
Derivatives not subject to credit-
  contingent provisions...........           1               --          1        --                 --
                                          ----             ----        ---       ---               ----
 Total............................        $244             $120        $ 1       $35               $110
                                          ====             ====        ===       ===               ====
DECEMBER 31, 2009:
Derivatives subject to credit-
  contingent provisions...........        $342             $230        $--       $45               $132
Derivatives not subject to credit-
  contingent provisions...........          47               42         --        --                 --
                                          ----             ----        ---       ---               ----
 Total............................        $389             $272        $--       $45               $132
                                          ====             ====        ===       ===               ====

----------
(1)After taking into consideration the existence of netting agreements.
(2)Included in fixed maturity securities in the consolidated balance sheets. The counterparties are permitted by contract to sell or repledge this collateral.
(3)Included in premiums, reinsurance and other receivables in the consolidated balance sheets.

   Without considering the effect of netting agreements, the estimated fair value of the Company's over-the-counter derivatives with credit-contingent provisions that were in a gross liability position at December 31, 2010 was $334 million. At December 31, 2010, the Company provided securities collateral of $120 million in connection with these derivatives. In the unlikely event that both: (i) the Company's credit rating was downgraded to a level that triggers full overnight collateralization or termination of all derivative positions; and (ii) the Company's netting agreements were deemed to be legally unenforceable, then the additional collateral that the Company would be required to provide to its counterparties in connection with its derivatives in a gross liability position at December 31, 2010 would be $214 million. This amount does not consider gross derivative assets of $91 million for which the Company has the contractual right of offset.

   The Company also has exchange-traded futures, which require the pledging of collateral. At both December 31, 2010 and 2009, the Company did not pledge any securities collateral for exchange-traded futures. At December 31, 2010 and 2009, the Company provided cash collateral for exchange-traded futures of $21 million and $18 million, respectively, which is included in premiums, reinsurance and other receivables.

EMBEDDED DERIVATIVES

   The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts principally include: variable annuities with guaranteed

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

minimum benefits, including GMWBs, GMABs and certain GMIBs; affiliated ceded reinsurance contracts of guaranteed minimum benefits related to GMWBs, GMABs and certain GMIBs; funds withheld on ceded reinsurance and affiliated funds withheld on ceded reinsurance; and funding agreements with equity or bond indexed crediting rates.

   The following table presents the estimated fair value of the Company's embedded derivatives at:

                                                                 DECEMBER 31,
                                                                 ------------
                                                                 2010   2009
                                                                 ----   ----
                                                                 (IN MILLIONS)
    Net embedded derivatives within asset host contracts:
     Ceded guaranteed minimum benefits.......................... $295   $263
     Options embedded in debt or equity securities..............  (24)   (15)
                                                                 ----   ----
       Net embedded derivatives within asset host contracts..... $271   $248
                                                                 ====   ====
    Net embedded derivatives within liability host contracts:
     Direct guaranteed minimum benefits......................... $(77)  $(35)
     Funds withheld on ceded reinsurance........................  754    132
     Other......................................................   11    (26)
                                                                 ----   ----
       Net embedded derivatives within liability host contracts. $688   $ 71
                                                                 ====   ====

   The following table presents changes in estimated fair value related to embedded derivatives:

                                                YEARS ENDED DECEMBER 31,
                                                ----------------------
                                                 2010      2009    2008
                                                -----    -------  ------
                                                    (IN MILLIONS)
         Net derivative gains (losses) (1),(2). $(619)   $(1,586) $1,744

----------
(1)The valuation of direct guaranteed minimum benefits includes an adjustment for nonperformance risk. Included in net derivative gains (losses), in connection with this adjustment, were gains (losses) of ($43) million, ($380) million and $442 million, for the years ended December 31, 2010, 2009 and 2008, respectively. In addition, the valuation of ceded guaranteed minimum benefits includes an adjustment for nonperformance risk. Included in net derivative gains (losses), in connection with this adjustment, were gains (losses) of $82 million, $624 million and ($747) million, for the years ended December 31, 2010, 2009 and 2008, respectively. Net derivative gains (losses) for the year ended December 31, 2010 included a gain of $121 million relating to a refinement for estimating nonperformance risk in fair value measurements implemented at June 30, 2010. See Note 5.
(2)See Note 9 for discussion of affiliated net derivative gains (losses) included in the table above.

5.  FAIR VALUE

   Considerable judgment is often required in interpreting market data to develop estimates of fair value and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

ASSETS AND LIABILITIES MEASURED AT FAIR VALUE

  RECURRING FAIR VALUE MEASUREMENTS

   The assets and liabilities measured at estimated fair value on a recurring basis, including those items for which the Company has elected the FVO, were determined as described below. These estimated fair values and their corresponding placement in the fair value hierarchy are summarized as follows:

                                                                                   DECEMBER 31, 2010
                                                              -----------------------------------------------------------
                                                                    FAIR VALUE MEASUREMENTS AT REPORTING DATE USING
                                                              -----------------------------------------------------------
                                                               QUOTED PRICES IN
                                                              ACTIVE MARKETS FOR                   SIGNIFICANT    TOTAL
                                                               IDENTICAL ASSETS  SIGNIFICANT OTHER UNOBSERVABLE ESTIMATED
                                                               AND LIABILITIES   OBSERVABLE INPUTS    INPUTS      FAIR
                                                                  (LEVEL 1)          (LEVEL 2)      (LEVEL 3)     VALUE
                                                              ------------------ ----------------- ------------ ---------
                                                                                     (IN MILLIONS)
ASSETS
Fixed maturity securities:
 U.S. corporate securities...................................      $    --           $ 48,064        $ 5,063    $ 53,127
 Foreign corporate securities................................           --             27,771          2,796      30,567
 RMBS........................................................          274             28,420          1,210      29,904
 U.S. Treasury, agency and government guaranteed securities..        7,728             13,205             44      20,977
 CMBS........................................................           --              9,540            161       9,701
 ABS.........................................................           --              4,929          2,289       7,218
 State and political subdivision securities..................           --              4,583              1       4,584
 Foreign government securities...............................           --              3,286            171       3,457
                                                                   -------           --------        -------    --------
   Total fixed maturity securities...........................        8,002            139,798         11,735     159,535
                                                                   -------           --------        -------    --------
Equity securities:
 Common stock................................................          176                717             79         972
 Non-redeemable preferred stock..............................           --                216            633         849
                                                                   -------           --------        -------    --------
   Total equity securities...................................          176                933            712       1,821
                                                                   -------           --------        -------    --------
Trading and other securities:
 Actively Traded Securities..................................           --                453             10         463
 FVO general account securities..............................           --                 21             50          71
 FVO securities held by consolidated securitization entities.           --                201             --         201
                                                                   -------           --------        -------    --------
   Total trading and other securities........................           --                675             60         735
Short-term investments (1)...................................        1,001                845            379       2,225
Derivative assets: (2)
 Interest rate contracts.....................................            7              2,175             14       2,196
 Foreign currency contracts..................................           --                995             46       1,041
 Credit contracts............................................           --                 35             39          74
                                                                   -------           --------        -------    --------
   Total derivative assets...................................            7              3,205             99       3,311
Net embedded derivatives within asset host contracts (3).....           --                 --            295         295
Separate account assets (4)..................................       19,550             76,770          1,509      97,829
                                                                   -------           --------        -------    --------
   Total assets..............................................      $28,736           $222,226        $14,789    $265,751
                                                                   =======           ========        =======    ========
LIABILITIES
Derivative liabilities: (2)
 Interest rate contracts.....................................      $    --           $    896        $    37    $    933
 Foreign currency contracts..................................           --                917             --         917
 Credit contracts............................................           --                 76              6          82
                                                                   -------           --------        -------    --------
   Total derivative liabilities..............................           --              1,889             43       1,932
Net embedded derivatives within liability host contracts (3).           --                 11            677         688
Long-term debt of consolidated securitization entities.......           --                 --            184         184
Trading liabilities (5)......................................           46                 --             --          46
                                                                   -------           --------        -------    --------
 Total liabilities...........................................      $    46           $  1,900        $   904    $  2,850
                                                                   =======           ========        =======    ========

   See "-- Variable Interest Entities" in Note 3 for discussion of CSEs included in the table above.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                                                   DECEMBER 31, 2009
                                                              -----------------------------------------------------------
                                                               FAIR VALUE MEASUREMENTS AT REPORTING DATE USING
                                                              -------------------------------------------------
                                                               QUOTED PRICES IN
                                                              ACTIVE MARKETS FOR                   SIGNIFICANT    TOTAL
                                                               IDENTICAL ASSETS  SIGNIFICANT OTHER UNOBSERVABLE ESTIMATED
                                                               AND LIABILITIES   OBSERVABLE INPUTS    INPUTS      FAIR
                                                                  (LEVEL 1)          (LEVEL 2)      (LEVEL 3)     VALUE
                                                              ------------------ ----------------- ------------ ---------
                                                                                     (IN MILLIONS)
ASSETS
Fixed maturity securities:
  U.S. corporate securities..................................      $    --           $ 44,394        $ 4,674    $ 49,068
  Foreign corporate securities...............................           --             21,541          3,456      24,997
  RMBS.......................................................           --             29,405          1,580      30,985
  U.S. Treasury, agency and government guaranteed
   securities................................................        6,090             10,312             --      16,402
  CMBS.......................................................           --             10,684             87      10,771
  ABS........................................................           --              5,503          1,668       7,171
  State and political subdivision securities.................           --              2,714             20       2,734
  Foreign government securities..............................           --              2,272            249       2,521
                                                                   -------           --------        -------    --------
   Total fixed maturity securities...........................        6,090            126,825         11,734     144,649
                                                                   -------           --------        -------    --------
Equity securities:
  Common stock...............................................          289                777             64       1,130
  Non-redeemable preferred stock.............................           --                193            793         986
                                                                   -------           --------        -------    --------
   Total equity securities...................................          289                970            857       2,116
                                                                   -------           --------        -------    --------
Trading and other securities.................................           --                388             83         471
Short-term investments (1)...................................        2,099              1,193              8       3,300
Derivative assets (2)........................................           --              2,318             97       2,415
Net embedded derivatives within asset host contracts (3).....           --                 --            263         263
Separate account assets (4)..................................       13,006             65,788          1,583      80,377
                                                                   -------           --------        -------    --------
   Total assets..............................................      $21,484           $197,482        $14,625    $233,591
                                                                   =======           ========        =======    ========
LIABILITIES
Derivative liabilities (2)...................................      $     5           $  1,961        $     5    $  1,971
Net embedded derivatives within liability host contracts (3).           --                (26)            97          71
Trading liabilities (5)......................................          106                 --             --         106
                                                                   -------           --------        -------    --------
   Total liabilities.........................................      $   111           $  1,935        $   102    $  2,148
                                                                   =======           ========        =======    ========

----------
(1)Short-term investments as presented in the tables above differ from the amounts presented in the consolidated balance sheets because certain short-term investments are not measured at estimated fair value (e.g., time deposits, etc.), and therefore are excluded from the tables presented above.
(2)Derivative assets are presented within other invested assets in the consolidated balance sheets and derivative liabilities are presented within other liabilities in the consolidated balance sheets. The amounts are presented gross in the tables above to reflect the presentation in the consolidated balance sheets, but are presented net for purposes of the rollforward in the Fair Value Measurements Using Significant Unobservable Inputs (Level 3) tables which follow.
(3)Net embedded derivatives within asset host contracts are presented within premiums, reinsurance and other receivables in the consolidated balance sheets. Net embedded derivatives within liability host contracts are presented in the consolidated balance sheets within policyholder account balances and other liabilities. At December 31, 2010, fixed maturity securities and equity securities also included embedded derivatives of $1 million and ($25) million, respectively. At December 31, 2009, fixed maturity securities and equity securities included embedded derivatives of $0 and ($15) million, respectively.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

(4)Separate account assets are measured at estimated fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets.
(5)Trading liabilities are presented within other liabilities in the consolidated balance sheets.

   The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

  Fixed Maturity Securities, Equity Securities, Trading and Other Securities and Short-term Investments

   When available, the estimated fair value of the Company's fixed maturity, equity and trading and other securities are based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management judgment.

   When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies. The market standard valuation methodologies utilized include: discounted cash flow methodologies, matrix pricing or other similar techniques. The inputs in applying these market standard valuation methodologies include, but are not limited to: interest rates, credit standing of the issuer or counterparty, industry sector of the issuer, coupon rate, call provisions, sinking fund requirements, maturity and management's assumptions regarding estimated duration, liquidity and estimated future cash flows. Accordingly, the estimated fair values are based on available market information and management's judgments about financial instruments.

   The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Such observable inputs include benchmarking prices for similar assets in active markets, quoted prices in markets that are not active and observable yields and spreads in the market.

   When observable inputs are not available, the market standard valuation methodologies for determining the estimated fair value of certain types of securities that trade infrequently, and therefore have little or no price transparency, rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. These unobservable inputs can be based in large part on management judgment or estimation and cannot be supported by reference to market activity. Even though unobservable, these inputs are assumed to be consistent with what other market participants would use when pricing such securities and are considered appropriate given the circumstances.

   The estimated fair value of FVO securities held by CSEs is determined on a basis consistent with the methodologies described herein for fixed maturity securities and equity securities. As discussed in Note 1, the Company adopted new guidance effective January 1, 2010 and consolidated certain securitization entities that hold securities that have been accounted for under the FVO and classified within trading and other securities.

   The use of different methodologies, assumptions and inputs may have a material effect on the estimated fair values of the Company's securities holdings.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  Derivatives

   The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that are assumed to be consistent with what other market participants would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), volatility, liquidity and changes in estimates and assumptions used in the pricing models.

   The significant inputs to the pricing models for most over-the-counter derivatives are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Significant inputs that are observable generally include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility. However, certain over-the-counter derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. Significant inputs that are unobservable generally include: independent broker quotes, credit correlation assumptions, references to emerging market currencies and inputs that are outside the observable portion of the interest rate curve, credit curve, volatility or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and are assumed to be consistent with what other market participants would use when pricing such instruments.

   The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all over-the-counter derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its derivative positions using the standard swap curve which includes a spread to the risk free rate. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with the standard swap curve. As the Company and its significant derivative counterparties consistently execute trades at such pricing levels, additional credit risk adjustments are not currently required in the valuation process. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. The evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

   Most inputs for over-the-counter derivatives are mid market inputs but, in certain cases, bid level inputs are used when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

  Embedded Derivatives Within Asset and Liability Host Contracts

   Embedded derivatives principally include certain direct variable annuity guarantees, certain affiliated ceded reinsurance contracts related to such variable annuity guarantees and certain funding agreements with equity or bond indexed crediting rates and those related to ceded funds withheld on reinsurance. Embedded derivatives are recorded in the consolidated financial statements at estimated fair value with changes in estimated fair value reported in net income.

   The Company issues certain variable annuity products with guaranteed minimum benefit guarantees. GMWBs, GMABs and certain GMIBs are embedded derivatives, which are measured at estimated fair value

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

separately from the host variable annuity contract, with changes in estimated fair value reported in net derivative gains (losses). These embedded derivatives are classified within policyholder account balances in the consolidated balance sheets.

   The fair value of these guarantees is estimated using the present value of future benefits minus the present value of future fees using actuarial and capital market assumptions related to the projected cash flows over the expected lives of the contracts. A risk neutral valuation methodology is used under which the cash flows from the guarantees are projected under multiple capital market scenarios using observable risk free rates, currency exchange rates and observable and estimated implied volatilities.

   The valuation of these guarantee liabilities includes adjustments for nonperformance risk and for a risk margin related to non-capital market inputs. Both of these adjustments are captured as components of the spread which, when combined with the risk free rate, is used to discount the cash flows of the liability for purposes of determining its fair value.

   The nonperformance adjustment is determined by taking into consideration publicly available information relating to spreads in the secondary market for MetLife, Inc.'s debt, including related credit default swaps. These observable spreads are then adjusted, as necessary, to reflect the priority of these liabilities and the claims paying ability of the issuing insurance subsidiaries compared to MetLife, Inc.

   Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment, including assumptions of the amount and cost of capital needed to cover the guarantees. These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates; changes in nonperformance risk; and variations in actuarial assumptions regarding policyholder behavior, mortality and risk margins related to non-capital market inputs may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

   The Company ceded the risk associated with certain of the GMIB, GMAB and GMWB guarantees described in the preceding paragraph. In addition to ceding risks associated with guarantees that are accounted for as embedded derivatives, the Company also ceded directly written GMIB guarantees that are accounted for as insurance (i.e., not as embedded derivatives) but where the reinsurance contract contains an embedded derivative. These embedded derivatives are included in premiums, reinsurance and other receivables in the consolidated balance sheets with changes in estimated fair value reported in net derivative gains (losses). The value of the embedded derivatives on these ceded risks is determined using a methodology consistent with that described previously for the guarantees directly written by the Company. Because the direct guarantee is not accounted for at fair value, significant fluctuations in net income may occur as the change in fair value of the embedded derivative on the ceded risk is being recorded in net income without a corresponding and offsetting change in fair value of the direct guarantee.

   As part of its regular review of critical accounting estimates, the Company periodically assesses inputs for estimating nonperformance risk (commonly referred to as "own credit") in fair value measurements. During the second quarter of 2010, the Company completed a study that aggregated and evaluated data, including historical recovery rates of insurance companies as well as policyholder behavior observed over the past two years as the

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

recent financial crisis evolved. As a result, at the end of the second quarter of 2010, the Company refined the way in which it incorporates expected recovery rates into the nonperformance risk adjustment for purposes of estimating the fair value of investment-type contracts and embedded derivatives within insurance contracts. The Company recognized a gain of $38 million, net of DAC and income tax, relating to implementing the refinement at June 30, 2010.

   The estimated fair value of the embedded derivatives within funds withheld related to certain ceded reinsurance is determined based on the change in estimated fair value of the underlying assets held by the Company in a reference portfolio backing the funds withheld liability. The estimated fair value of the underlying assets is determined as described above in "-- Fixed Maturity Securities, Equity Securities, Trading and Other Securities and Short-term Investments." The estimated fair value of these embedded derivatives is included, along with their funds withheld hosts, in other liabilities in the consolidated balance sheets with changes in estimated fair value recorded in net derivative gains (losses). Changes in the credit spreads on the underlying assets, interest rates and market volatility may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

   The estimated fair value of the embedded equity and bond indexed derivatives contained in certain funding agreements is determined using market standard swap valuation models and observable market inputs, including an adjustment for nonperformance risk. The estimated fair value of these embedded derivatives are included, along with their funding agreements host, within policyholder account balances with changes in estimated fair value recorded in net derivative gains (losses). Changes in equity and bond indices, interest rates and the Company's credit standing may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

  Separate Account Assets

   Separate account assets are carried at estimated fair value and reported as a summarized total on the consolidated balance sheets. The estimated fair value of separate account assets is based on the estimated fair value of the underlying assets owned by the separate account. Assets within the Company's separate accounts include: mutual funds, fixed maturity securities, equity securities, mortgage loans, derivatives, hedge funds, other limited partnership interests, short-term investments and cash and cash equivalents. See
"-- Valuation Techniques and Inputs by Level Within the Three-Level Fair Value Hierarchy by Major Classes of Assets and Liabilities" below for a discussion of the methods and assumptions used to estimate the fair value of these financial instruments.

  Long-term Debt of CSEs

   The Company has elected the FVO for the long-term debt of CSEs, which are carried at estimated fair value. See "-- Valuation Techniques and Inputs by Level Within the Three-Level Fair Value Hierarchy by Major Classes of Assets and Liabilities" below for a discussion of the methods and assumptions used to estimate the fair value of these financial instruments.

  Trading Liabilities

   Trading liabilities are recorded at estimated fair value with subsequent changes in estimated fair value recognized in net investment income. The estimated fair value of trading liabilities is determined on a basis consistent with the methodologies described in "-- Fixed Maturity Securities, Equity Securities, Trading and Other Securities and Short-term Investments."

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   VALUATION TECHNIQUES AND INPUTS BY LEVEL WITHIN THE THREE-LEVEL FAIR VALUE HIERARCHY BY MAJOR CLASSES OF ASSETS AND LIABILITIES

   A description of the significant valuation techniques and inputs to the determination of estimated fair value for the more significant asset and liability classes measured at fair value on a recurring basis is as follows:

   The Company determines the estimated fair value of its investments using primarily the market approach and the income approach. The use of quoted prices for identical assets and matrix pricing or other similar techniques are examples of market approaches, while the use of discounted cash flow methodologies is an example of the income approach. The Company attempts to maximize the use of observable inputs and minimize the use of unobservable inputs in selecting whether the market or income approach is used.

   While certain investments have been classified as Level 1 from the use of unadjusted quoted prices for identical investments supported by high volumes of trading activity and narrow bid/ask spreads, most investments have been classified as Level 2 because the significant inputs used to measure the fair value on a recurring basis of the same or similar investment are market observable or can be corroborated using market observable information for the full term of the investment. Level 3 investments include those where estimated fair values are based on significant unobservable inputs that are supported by little or no market activity and may reflect our own assumptions about what factors market participants would use in pricing these investments.

LEVEL 1 MEASUREMENTS:

  Fixed Maturity Securities, Equity Securities and Short-term Investments

   These securities are comprised of U.S. Treasury, agency and government guaranteed fixed maturity securities, RMBS -- principally to-be-announced securities, exchange traded common stock and short-term money market securities, including U.S. Treasury bills. Valuation of these securities is based on unadjusted quoted prices in active markets that are readily and regularly available.

  Derivative Assets and Derivative Liabilities

   These assets and liabilities are comprised of exchange-traded derivatives. Valuation of these assets and liabilities is based on unadjusted quoted prices in active markets that are readily and regularly available.

  Separate Account Assets

   These assets are comprised of securities that are similar in nature to the fixed maturity securities, equity securities and short-term investments referred to above; and certain exchange-traded derivatives, including financial futures and owned options. Valuation is based on unadjusted quoted prices in active markets that are readily and regularly available.

LEVEL 2 MEASUREMENTS:

  Fixed Maturity Securities, Equity Securities, Trading and Other Securities and Short-term Investments

   This level includes fixed maturity securities and equity securities priced principally by independent pricing services using observable inputs. Trading and other securities and short-term investments within this level are of a similar nature and class to the Level 2 securities described below; accordingly, the valuation techniques and significant market standard observable inputs used in their valuation are also similar to those described below.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


      U.S. corporate and foreign corporate securities. These securities are principally valued using the market and income approaches. Valuation is based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques that use standard market observable inputs such as a benchmark yields, spreads off benchmark yields, new issuances, issuer rating, duration, and trades of identical or comparable securities. Investment grade privately placed securities are valued using a discounted cash flow methodologies using standard market observable inputs, and inputs derived from, or corroborated by, market observable data including market yield curve, duration, call provisions, observable prices and spreads for similar publicly traded or privately traded issues that incorporate the credit quality and industry sector of the issuer. This level also includes certain below investment grade privately placed fixed maturity securities priced by independent pricing services that use observable inputs.

      Structured securities comprised of RMBS, CMBS and ABS. These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques using standard market inputs including spreads for actively traded securities, spreads off benchmark yields, expected prepayment speeds and volumes, current and forecasted loss severity, rating, weighted average coupon, weighted average maturity, average delinquency rates, geographic region, debt-service coverage ratios and issuance-specific information including, but not limited to: collateral type, payment terms of the underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans.

      U.S. Treasury, agency and government guaranteed securities. These securities are principally valued using the market approach. Valuation is based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques using standard market observable inputs such as benchmark U.S. Treasury yield curve, the spread off the U.S. Treasury curve for the identical security and comparable securities that are actively traded.

      Foreign government and state and political subdivision securities. These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques using standard market observable inputs including benchmark U.S. Treasury or other yields, issuer ratings, broker-dealer quotes, issuer spreads and reported trades of similar securities, including those within the same sub-sector or with a similar maturity or credit rating.

      Common and non-redeemable preferred stock. These securities are principally valued using the market approach where market quotes are available but are not considered actively traded. Valuation is based principally on observable inputs including quoted prices in markets that are not considered active.

  Derivative Assets and Derivative Liabilities

   This level includes all types of derivative instruments utilized by the Company with the exception of exchange-traded derivatives included within Level 1 and those derivative instruments with unobservable inputs as described in Level 3. These derivatives are principally valued using an income approach.

  Interest rate contracts.

   Non-option-based -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, LIBOR basis curves, and repurchase rates.

   Option-based -- Valuations are based on option pricing models, which utilize significant inputs that may include the swap yield curve, LIBOR basis curves, and interest rate volatility.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  Foreign currency contracts.

   Non-option-based -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, LIBOR basis curves, currency spot rates, and cross currency basis curves.

  Credit contracts.

   Non-option-based -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, credit curves, and recovery rates.

  Equity market contracts.

   Non-option-based -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, spot equity index levels, and dividend yield curves.

   Option-based -- Valuations are based on option pricing models, which utilize significant inputs that may include the swap yield curve, spot equity index levels, dividend yield curves, and equity volatility.

  Embedded Derivatives Contained in Certain Funding Agreements

   These derivatives are principally valued using an income approach. Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve and the spot equity and bond index level.

  Separate Account Assets

   These assets are comprised of investments that are similar in nature to the fixed maturity securities, equity securities, short-term investments and derivatives referred to above. Also included are certain mutual funds and hedge funds without readily determinable fair values given prices are not published publicly. Valuation of the mutual funds and hedge funds is based upon quoted prices or reported NAV provided by the fund managers.

LEVEL 3 MEASUREMENTS:

   In general, investments classified within Level 3 use many of the same valuation techniques and inputs as described above. However, if key inputs are unobservable, or if the investments are less liquid and there is very limited trading activity, the investments are generally classified as Level 3. The use of independent non-binding broker quotations to value investments generally indicates there is a lack of liquidity or the general lack of transparency in the process to develop the valuation estimates generally causing these investments to be classified in Level 3.

  Fixed Maturity Securities, Equity Securities, Trading and Other Securities and Short-term Investments

   This level includes fixed maturity securities and equity securities priced principally by independent broker quotations or market standard valuation methodologies using inputs that are not market observable or cannot be derived principally from or corroborated by observable market data. Trading and other securities and short-term investments within this level are of a similar nature and class to the Level 3 securities described below; accordingly, the valuation techniques and significant market standard observable inputs used in their valuation are also similar to those described below.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

      U.S. corporate and foreign corporate securities. These securities, including financial services industry hybrid securities classified within fixed maturity securities, are principally valued using the market and income approaches. Valuations are based primarily on matrix pricing or other similar techniques that utilize unobservable inputs or cannot be derived principally from, or corroborated by, observable market data, including illiquidity premiums and spread adjustments to reflect industry trends or specific credit-related issues. Valuations may be based on independent non-binding broker quotations. Generally, below investment grade privately placed or distressed securities included in this level are valued using discounted cash flow methodologies which rely upon significant, unobservable inputs and inputs that cannot be derived principally from, or corroborated by, observable market data.

      Structured securities comprised of RMBS, CMBS and ABS. These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques that utilize inputs that are unobservable or cannot be derived principally from, or corroborated by, observable market data, or are based on independent non-binding broker quotations. Below investment grade securities and ABS supported by sub-prime mortgage loans included in this level are valued based on inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2, and certain of these securities are valued based on independent non-binding broker quotations.

      Foreign government and state and political subdivision securities. These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques, however these securities are less liquid and certain of the inputs are based on very limited trading activity.

      Common and non-redeemable preferred stock. These securities, including privately held securities and financial services industry hybrid securities classified within equity securities, are principally valued using the market and income approaches. Valuations are based primarily on matrix pricing or other similar techniques using inputs such as comparable credit rating and issuance structure. Equity securities valuations determined with discounted cash flow methodologies use inputs such as earnings multiples based on comparable public companies, and industry-specific non-earnings based multiples. Certain of these securities are valued based on independent non-binding broker quotations.

  Derivative Assets and Derivative Liabilities

   These derivatives are principally valued using an income approach. Valuations of non-option-based derivatives utilize present value techniques, whereas valuations of option-based derivatives utilize option pricing models. These valuation methodologies generally use the same inputs as described in the corresponding sections above for Level 2 measurements of derivatives. However, these derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data.

  Interest rate contracts.

   Non-option-based -- Significant unobservable inputs may include the extrapolation beyond observable limits of the swap yield curve and LIBOR basis curves.

   Option-based -- Significant unobservable inputs may include the extrapolation beyond observable limits of the swap yield curve, LIBOR basis curves, and interest rate volatility.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Foreign currency contracts.

   Non-option based -- Significant unobservable inputs may include the extrapolation beyond observable limits of the swap yield curve, LIBOR basis curves and cross currency basis curves. Certain of these derivatives are valued based on independent non-binding broker quotations.

  Credit contracts.

   Non-option-based -- Significant unobservable inputs may include credit correlation, repurchase rates, and the extrapolation beyond observable limits of the swap yield curve and credit curves. Certain of these derivatives are valued based on independent non-binding broker quotations.

  Equity market contracts.

   Non-option-based -- Significant unobservable inputs may include the extrapolation beyond observable limits of dividend yield curves.

   Option-based -- Significant unobservable inputs may include the extrapolation beyond observable limits of dividend yield curves and equity volatility.

  Guaranteed Minimum Benefit Guarantees

   These embedded derivatives are principally valued using an income approach. Valuations are based on option pricing techniques, which utilize significant inputs that may include swap yield curve, currency exchange rates and implied volatilities. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include: the extrapolation beyond observable limits of the swap yield curve and implied volatilities, actuarial assumptions for policyholder behavior and mortality and the potential variability in policyholder behavior and mortality, nonperformance risk and cost of capital for purposes of calculating the risk margin.

  Reinsurance Ceded on Certain Guaranteed Minimum Benefit Guarantees

   These embedded derivatives are principally valued using an income approach. Valuations are based on option pricing techniques, which utilize significant inputs that may include swap yield curve, currency exchange rates and implied volatilities. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include: the extrapolation beyond observable limits of the swap yield curve and implied volatilities, actuarial assumptions for policyholder behavior and mortality and the potential variability in policyholder behavior and mortality, counterparty credit spreads and cost of capital for purposes of calculating the risk margin.

  Embedded Derivatives Within Funds Withheld Related to Certain Ceded
  Reinsurance

   These derivatives are principally valued using an income approach. Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve and the fair value of assets within the reference portfolio. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include: the fair value of certain assets within the reference portfolio which are not observable in the market and cannot be derived principally from, or corroborated by, observable market data.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  Separate Account Assets

   These assets are comprised of investments that are similar in nature to the fixed maturity securities, equity securities and derivatives referred to above. Separate account assets within this level also include mortgage loans and other limited partnership interests. The estimated fair value of mortgage loans is determined by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk. Other limited partnership interests are valued giving consideration to the value of the underlying holdings of the partnerships and by applying a premium or discount, if appropriate, for factors such as liquidity, bid/ask spreads, the performance record of the fund manager or other relevant variables which may impact the exit value of the particular partnership interest.

  Long-term Debt of CSEs

   The estimated fair value of the long-term debt of the Company's CSEs are priced principally through independent broker quotations or market standard valuation methodologies using inputs that are not market observable or cannot be derived from or corroborated by observable market data.

TRANSFERS BETWEEN LEVELS 1 AND 2:

   During the year ended December 31, 2010, transfers between Levels 1 and 2 were not significant.

TRANSFERS INTO OR OUT OF LEVEL 3:

   Overall, transfers into and/or out of Level 3 are attributable to a change in the observability of inputs. Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable. Transfers into and/or out of any level are assumed to occur at the beginning of the period. Significant transfers into and/or out of Level 3 assets and liabilities for the year ended December 31, 2010 are summarized below.

   During the year ended December 31, 2010, fixed maturity securities transfers into Level 3 of $1,255 million, and separate account assets transfers into Level 3 of $46 million, resulted primarily from current market conditions characterized by a lack of trading activity, decreased liquidity and credit ratings downgrades (e.g., from investment grade to below investment grade). These current market conditions have resulted in decreased transparency of valuations and an increased use of broker quotations and unobservable inputs to determine estimated fair value principally for certain private placements included in U.S. and foreign corporate securities.

   During the year ended December 31, 2010, fixed maturity securities transfers out of Level 3 of $1,066 million and separate account assets transfers out of Level 3 of $231 million, resulted primarily from increased transparency of both new issuances that subsequent to issuance and establishment of trading activity, became priced by independent pricing services and existing issuances that, over time, the Company was able to corroborate pricing received from independent pricing services with observable inputs or increases in market activity and upgraded credit ratings primarily for certain U.S. and foreign corporate securities, RMBS, ABS and foreign government securities.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   A rollforward of all assets and liabilities measured at estimated fair value on a recurring basis using significant unobservable (Level 3) inputs is as follows:


                                             ----------




                                              BALANCE,
                                             JANUARY 1,
-                                            ----------

YEAR ENDED DECEMBER 31, 2010:
ASSETS:
Fixed maturity securities:
 U.S. corporate securities..................  $ 4,674
 Foreign corporate securities...............    3,456
 RMBS.......................................    1,580
 U.S. Treasury, agency and government
  guaranteed securities.....................       --
 CMBS.......................................       87
 ABS........................................    1,668
 State and political subdivision securities.       20
 Foreign government securities..............      249
                                              -------
   Total fixed maturity securities..........  $11,734
                                              =======
Equity securities:
 Common stock...............................  $    64
 Non-redeemable preferred stock.............      793
                                              -------
   Total equity securities..................  $   857
                                              =======
Trading and other securities:
 Actively Traded Securities.................  $    32
 FVO general account securities.............       51
                                              -------
   Total trading and other securities.......  $    83
                                              =======
Short-term investments......................  $     8
Net derivatives: (5)
 Interest rate contracts....................  $    --
 Foreign currency contracts.................       53
 Credit contracts...........................       37
 Equity market contracts....................        2
                                              -------
   Total net derivatives....................  $    92
                                              =======
Separate account assets (6).................  $ 1,583

                                                 FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                             ---------------------------------------------------------------------------------------
                                                TOTAL REALIZED/UNREALIZED
                                               GAINS (LOSSES) INCLUDED IN:
                                             ------------------------------    PURCHASES,
                                                                   OTHER         SALES,
                                                               COMPREHENSIVE  ISSUANCES AND  TRANSFER INTO  TRANSFER OUT
                                             EARNINGS (1), (2) INCOME (LOSS) SETTLEMENTS (3)  LEVEL 3 (4)  OF LEVEL 3 (4)
-                                            ----------------- ------------- --------------- ------------- --------------
                                                                              (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2010:
ASSETS:
Fixed maturity securities:
 U.S. corporate securities..................       $  7            $184           $(400)        $  751        $  (153)
 Foreign corporate securities...............        (33)            179            (709)           351           (448)
 RMBS.......................................         27              71            (333)            57           (192)
 U.S. Treasury, agency and government
  guaranteed securities.....................         --              --              22             22             --
 CMBS.......................................         --              50             (21)            45             --
 ABS........................................        (39)            276             494             29           (139)
 State and political subdivision securities.         --              --               2             --            (21)
 Foreign government securities..............          4              16              15             --           (113)
                                                   ----            ----           -----         ------        -------
   Total fixed maturity securities..........       $(34)           $776           $(930)        $1,255        $(1,066)
                                                   ====            ====           =====         ======        =======
Equity securities:
 Common stock...............................       $ (1)           $ --           $  16         $    1        $    (1)
 Non-redeemable preferred stock.............         30               2            (192)            --             --
                                                   ----            ----           -----         ------        -------
   Total equity securities..................       $ 29            $  2           $(176)        $    1        $    (1)
                                                   ====            ====           =====         ======        =======
Trading and other securities:
 Actively Traded Securities.................       $ --            $ --           $ (22)        $   --        $    --
 FVO general account securities.............         10              --             (30)            37            (18)
                                                   ----            ----           -----         ------        -------
   Total trading and other securities.......       $ 10            $ --           $ (52)        $   37        $   (18)
                                                   ====            ====           =====         ======        =======
Short-term investments......................       $  1            $ --           $ 370         $   --        $    --
Net derivatives: (5)
 Interest rate contracts....................       $ 23            $(36)          $ (10)        $   --        $    --
 Foreign currency contracts.................         28              --             (35)            --             --
 Credit contracts...........................          2               1              (7)            --             --
 Equity market contracts....................         (2)             --              --             --             --
                                                   ----            ----           -----         ------        -------
   Total net derivatives....................       $ 51            $(35)          $ (52)        $   --        $    --
                                                   ====            ====           =====         ======        =======
Separate account assets (6).................       $142            $ --           $ (31)        $   46        $  (231)

                                             ------------




                                               BALANCE,
                                             DECEMBER 31,
-                                            ------------

YEAR ENDED DECEMBER 31, 2010:
ASSETS:
Fixed maturity securities:
 U.S. corporate securities..................   $ 5,063
 Foreign corporate securities...............     2,796
 RMBS.......................................     1,210
 U.S. Treasury, agency and government
  guaranteed securities.....................        44
 CMBS.......................................       161
 ABS........................................     2,289
 State and political subdivision securities.         1
 Foreign government securities..............       171
                                               -------
   Total fixed maturity securities..........   $11,735
                                               =======
Equity securities:
 Common stock...............................   $    79
 Non-redeemable preferred stock.............       633
                                               -------
   Total equity securities..................   $   712
                                               =======
Trading and other securities:
 Actively Traded Securities.................   $    10
 FVO general account securities.............        50
                                               -------
   Total trading and other securities.......   $    60
                                               =======
Short-term investments......................   $   379
Net derivatives: (5)
 Interest rate contracts....................   $   (23)
 Foreign currency contracts.................        46
 Credit contracts...........................        33
 Equity market contracts....................        --
                                               -------
   Total net derivatives....................   $    56
                                               =======
Separate account assets (6).................   $ 1,509

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                              FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                --------------------------------------------------------------------------------------
                                             TOTAL REALIZED/UNREALIZED
                                            (GAINS) LOSSES INCLUDED IN:
                                           ------------------------------   PURCHASES,
                                                                OTHER         SALES,
                                 BALANCE,                   COMPREHENSIVE  ISSUANCES AND  TRANSFER INTO  TRANSFER OUT
                                JANUARY 1, EARNINGS (1),(2) INCOME (LOSS) SETTLEMENTS (3)  LEVEL 3 (4)  OF LEVEL 3 (4)
                                ---------- ---------------- ------------- --------------- ------------- --------------
                                                                           (IN MILLIONS)
Year Ended December 31,
 2010:.........................
LIABILITIES:...................
Net embedded derivatives (7)...   $(166)         $588            $--           $(40)           $--           $--
Long-term debt of consolidated
 securitization entities (8)...   $  --          $(48)           $--           $232            $--           $--

                                -------------




                                  BALANCE,
                                DECEMBER 31,
                                ------------

Year Ended December 31,
 2010:.........................
LIABILITIES:...................
Net embedded derivatives (7)...     $382
Long-term debt of consolidated
 securitization entities (8)...     $184

                                          FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                   --------------------------------------------------------------------------------------
                                                 TOTAL REALIZED/UNREALIZED
                                                GAINS (LOSSES) INCLUDED IN:
                                              ------------------------------    PURCHASES,
                                                                    OTHER         SALES,      TRANSFER INTO
                                    BALANCE,                    COMPREHENSIVE  ISSUANCES AND    AND/OR OUT     BALANCE,
                                   JANUARY 1, EARNINGS (1), (2) INCOME (LOSS) SETTLEMENTS (3) OF LEVEL 3 (4) DECEMBER 31,
                                   ---------- ----------------- ------------- --------------- -------------- ------------
                                                                       (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2009:
ASSETS:
Fixed maturity securities:
 U.S. corporate securities.......   $ 5,089        $  (276)        $  572         $(1,002)        $ 291        $ 4,674
 Foreign corporate securities....     3,367           (210)         1,156            (614)         (243)         3,456
 RMBS............................       373             35             80           1,134           (42)         1,580
 U.S. Treasury, agency and
  government guaranteed
  securities.....................        48             --             --             (27)          (21)            --
 CMBS............................       138              6              4             (38)          (23)            87
 ABS.............................     1,487            (63)           281             (61)           24          1,668
 State and political subdivision
  securities.....................        76             --              1             (15)          (42)            20
 Foreign government securities...       202              2             18              66           (39)           249
                                    -------        -------         ------         -------         -----        -------
  Total fixed maturity securities   $10,780        $  (506)        $2,112         $  (557)        $ (95)       $11,734
                                    =======        =======         ======         =======         =====        =======
Equity securities:
 Common stock....................   $    59        $    (2)        $   (2)        $     9         $  --        $    64
 Non-redeemable preferred stock..       918           (251)           355            (190)          (39)           793
                                    -------        -------         ------         -------         -----        -------
  Total equity securities.......    $   977        $  (253)        $  353         $  (181)        $ (39)       $   857
                                    =======        =======         ======         =======         =====        =======
Trading and other securities......  $   116        $    16         $   --         $   (49)        $  --        $    83
Short-term investments............  $    75        $    (9)        $   --         $   (53)        $  (5)       $     8
Net derivatives (5)...............  $   (19)       $    35         $   (1)        $    79         $  (2)       $    92
Net embedded derivatives (7)......  $ 1,702        $(1,570)        $   --         $    34         $  --        $   166
Separate account assets (6).......  $ 1,486        $  (221)        $   --         $   452         $(134)       $ 1,583

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



                                  ------------



                                    BALANCE,
                                  DECEMBER 31,
                                      2007
                                  ------------

YEAR ENDED DECEMBER 31, 2008:
ASSETS:
Fixed maturity securities:
 U.S. corporate securities.......   $ 5,527
 Foreign corporate securities....     4,752
 RMBS............................       899
 U.S. Treasury, agency and
  government guaranteed
  securities.....................        55
 CMBS............................       271
 ABS.............................     2,814
 State and political subdivision
  securities.....................        56
 Foreign government securities...       475
 Other fixed maturity securities.       217
                                    -------
  Total fixed maturity
   securities....................   $15,066
                                    =======
Equity securities:
 Common stock....................   $    60
 Non-redeemable preferred stock..     1,467
                                    -------
  Total equity securities........   $ 1,527
                                    =======
Trading and other securities.....   $   174
Short-term investments...........   $   149
Net embedded derivatives (7).....   $    25
Separate account assets (6)......   $ 1,170

                                          FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                  --------------------------------------------------------------------------------------------------
                                                             TOTAL REALIZED/UNREALIZED
                                                            GAINS (LOSSES) INCLUDED IN:
                                                          ------------------------------    PURCHASES,
                                                                                OTHER         SALES,      TRANSFER INTO
                                   IMPACT OF    BALANCE,                    COMPREHENSIVE  ISSUANCES AND  AND/OR OUT OF
                                  ADOPTION (9) JANUARY 1, EARNINGS (1), (2) INCOME (LOSS) SETTLEMENTS (3)  LEVEL 3 (4)
                                  ------------ ---------- ----------------- ------------- --------------- -------------
                                                                       (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2008:
ASSETS:
Fixed maturity securities:
 U.S. corporate securities.......     $--       $ 5,527        $ (455)         $(1,085)        $ 606          $ 496
 Foreign corporate securities....      --         4,752          (127)          (1,794)         (104)           640
 RMBS............................      --           899            (2)            (111)          (53)          (360)
 U.S. Treasury, agency and
  government guaranteed
  securities.....................      --            55            --               (1)          (29)            23
 CMBS............................      --           271            (6)             (57)            2            (72)
 ABS.............................      --         2,814           (80)            (672)         (549)           (26)
 State and political subdivision
  securities.....................      --            56             1               11            33            (25)
 Foreign government securities...      --           475            (5)             (17)         (256)             5
 Other fixed maturity securities.      --           217            --              (37)         (180)            --
                                      ---       -------        ------          -------         -----          -----
  Total fixed maturity
   securities....................     $--       $15,066        $ (674)         $(3,763)        $(530)         $ 681
                                      ===       =======        ======          =======         =====          =====
Equity securities:
 Common stock....................     $--       $    60        $    2          $    (4)        $   1          $  --
 Non-redeemable preferred stock..      --         1,467          (130)            (342)          (55)           (22)
                                      ---       -------        ------          -------         -----          -----
  Total equity securities........     $--       $ 1,527        $ (128)         $  (346)        $ (54)         $ (22)
                                      ===       =======        ======          =======         =====          =====
Trading and other securities.....     $--       $   174        $  (26)         $    --         $ (32)         $  --
Short-term investments...........     $--       $   149        $   (2)         $    --         $ (72)         $  --
Net embedded derivatives (7).....     $30       $    55        $1,631          $    --         $  16          $  --
Separate account assets (6)......     $--       $ 1,170        $  (86)         $    --         $ (22)         $ 424

                                  -------------




                                    BALANCE,
                                  DECEMBER 31,
                                  ------------

YEAR ENDED DECEMBER 31, 2008:
ASSETS:
Fixed maturity securities:
 U.S. corporate securities.......   $ 5,089
 Foreign corporate securities....     3,367
 RMBS............................       373
 U.S. Treasury, agency and
  government guaranteed
  securities.....................        48
 CMBS............................       138
 ABS.............................     1,487
 State and political subdivision
  securities.....................        76
 Foreign government securities...       202
 Other fixed maturity securities.        --
                                    -------
  Total fixed maturity
   securities....................   $10,780
                                    =======
Equity securities:
 Common stock....................   $    59
 Non-redeemable preferred stock..       918
                                    -------
  Total equity securities........   $   977
                                    =======
Trading and other securities.....   $   116
Short-term investments...........   $    75
Net embedded derivatives (7).....   $ 1,702
Separate account assets (6)......   $ 1,486

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                   FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                               --------------------------------------------------------------------------------------------------
                                                                       TOTAL REALIZED/UNREALIZED
                                                                      (GAINS) LOSSES INCLUDED IN:
                                                                    -------------------------------   PURCHASES,
                                 BALANCE,                                                 OTHER         SALES,      TRANSFER INTO
                               DECEMBER 31,  IMPACT OF    BALANCE,                    COMPREHENSIVE  ISSUANCES AND  AND/OR OUT OF
                                   2007     ADOPTION (9) JANUARY 1, EARNINGS (1), (2) INCOME (LOSS) SETTLEMENTS (3)  LEVEL 3 (4)
                               ------------ ------------ ---------- ----------------- ------------- --------------- -------------
                                                                                              (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2008:
LIABILITIES:
Net derivatives (5)...........    $(134)         $1        $(133)          $60             $--            $92            $--

                               -------------




                                 BALANCE,
                               DECEMBER 31,
                               ------------

YEAR ENDED DECEMBER 31, 2008:
LIABILITIES:
Net derivatives (5)...........     $19

----------
(1)Amortization of premium/discount is included within net investment income which is reported within the earnings caption of total gains (losses). Impairments charged to earnings on securities are included within net investment gains (losses) which are reported within the earnings caption of total gains (losses). Lapses associated with embedded derivatives are included within the earnings caption of total gains (losses).
(2)Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.
(3)The amount reported within purchases, sales, issuances and settlements is the purchase/issuance price (for purchases and issuances) and the sales/settlement proceeds (for sales and settlements) based upon the actual date purchased/issued or sold/settled. Items purchased/issued and sold/settled in the same period are excluded from the rollforward. For embedded derivatives, attributed fees are included within this caption along with settlements, if any.
(4)Total gains and losses (in earnings and other comprehensive income (loss)) are calculated assuming transfers into and/or out of Level 3 occurred at the beginning of the period. Items transferred into and out in the same period are excluded from the rollforward.
(5)Freestanding derivative assets and liabilities are presented net for purposes of the rollforward.
(6)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities.
(7)Embedded derivative assets and liabilities are presented net for purposes of the rollforward.
(8)The long-term debt at January 1, 2010 of the CSEs is reported within the purchases, sales, issuances and settlements activity column of the rollforward.
(9)The impact of adoption of fair value measurement guidance represents the amount recognized in earnings resulting from a change in estimate for certain Level 3 financial instruments held at January 1, 2008. The net impact of adoption on Level 3 assets and liabilities presented in the table above was a $29 million increase to net assets. Such amount was also impacted by a decrease to DAC of $9 million. The impact of this adoption on RGA -- not reflected in the table above as a result of the inclusion of RGA in discontinued operations -- was a net increase of $2 million (i.e., a decrease in Level 3 net embedded derivative liabilities of $17 million, offset by a DAC decrease of $15 million) for a total increase of $22 million in Level 3 net assets. This increase of $22 million, offset by a $9 million reduction in the estimated fair value of Level 2 freestanding derivatives, resulted in a total net impact of adoption of $13 million.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The tables below summarize both realized and unrealized gains and losses due to changes in estimated fair value recorded in earnings for Level 3 assets and liabilities:

                                                                    TOTAL GAINS AND LOSSES
                                                        ----------------------------------------------
                                                          CLASSIFICATION OF REALIZED/UNREALIZED GAINS
                                                                 (LOSSES) INCLUDED IN EARNINGS
                                                        ----------------------------------------------
                                                           NET          NET            NET
                                                        INVESTMENT   INVESTMENT     DERIVATIVE
                                                          INCOME   GAINS (LOSSES) GAINS (LOSSES) TOTAL
                                                        ---------- -------------- -------------- -----
                                                                         (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2010:
ASSETS:
Fixed maturity securities:
 U.S. corporate securities.............................    $17         $ (10)         $  --      $   7
 Foreign corporate securities..........................     (1)          (32)            --        (33)
 RMBS..................................................     36            (9)            --         27
 CMBS..................................................      2            (2)            --         --
 ABS...................................................     32           (71)            --        (39)
 Foreign government securities.........................      5            (1)            --          4
                                                           ---         -----          -----      -----
   Total fixed maturity securities.....................    $91         $(125)         $  --      $ (34)
                                                           ===         =====          =====      =====
Equity securities:
 Common stock..........................................    $--         $  (1)         $  --      $  (1)
 Non-redeemable preferred stock........................     --            30             --         30
                                                           ---         -----          -----      -----
   Total equity securities.............................    $--         $  29          $  --      $  29
                                                           ===         =====          =====      =====
Short-term investments.................................    $ 1         $  --          $  --      $   1
Trading and other securities:
 FVO general account securities........................    $10         $  --          $  --      $  10
Net derivatives:
 Interest rate contracts...............................    $--         $  --          $  23      $  23
 Foreign currency contracts............................     --            --             28         28
 Credit contracts......................................     --            --              2          2
 Equity market contracts...............................     --            --             (2)        (2)
                                                           ---         -----          -----      -----
Total net derivatives..................................    $--         $  --          $  51      $  51
                                                           ===         =====          =====      =====
LIABILITIES:
Net embedded derivatives...............................    $--         $  --          $(588)     $(588)
Long-term debt of consolidated securitization entities.    $--         $  48          $  --      $  48

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                 TOTAL GAINS AND LOSSES
                                    ------------------------------------------------
                                       CLASSIFICATION OF REALIZED/UNREALIZED GAINS
                                              (LOSSES) INCLUDED IN EARNINGS
                                    ------------------------------------------------
                                       NET          NET            NET
                                    INVESTMENT   INVESTMENT     DERIVATIVE
                                      INCOME   GAINS (LOSSES) GAINS (LOSSES)  TOTAL
                                    ---------- -------------- -------------- -------
                                                      (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2009:
ASSETS:
Fixed maturity securities:
 U.S. corporate securities.........    $12         $(288)        $    --     $  (276)
 Foreign corporate securities......     (8)         (202)             --        (210)
 RMBS..............................     30             5              --          35
 CMBS..............................     --             6              --           6
 ABS...............................      8           (71)             --         (63)
 Foreign government securities.....      3            (1)             --           2
                                       ---         -----         -------     -------
   Total fixed maturity securities.    $45         $(551)        $    --     $  (506)
                                       ===         =====         =======     =======
Equity securities:
 Common stock......................    $--         $  (2)        $    --     $    (2)
 Non-redeemable preferred stock....     --          (251)             --        (251)
                                       ---         -----         -------     -------
 Total equity securities...........    $--         $(253)        $    --     $  (253)
                                       ===         =====         =======     =======
Trading and other securities.......    $16         $  --         $    --     $    16
Short-term investments.............    $--         $  (9)        $    --     $    (9)
Net derivatives....................    $--         $  --         $    35     $    35
LIABILITIES:
Net embedded derivatives...........    $--         $  --         $(1,570)    $(1,570)

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                          TOTAL GAINS AND LOSSES
                                             -----------------------------------------------
                                               CLASSIFICATION OF REALIZED/UNREALIZED GAINS
                                                      (LOSSES) INCLUDED IN EARNINGS
                                             -----------------------------------------------
                                                NET          NET            NET
                                             INVESTMENT   INVESTMENT     DERIVATIVE
                                               INCOME   GAINS (LOSSES) GAINS (LOSSES)  TOTAL
                                             ---------- -------------- -------------- ------
                                                              (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2008:
ASSETS:
Fixed maturity securities:
 U.S. corporate securities..................    $  8        $(463)         $   --     $ (455)
 Foreign corporate securities...............      (6)        (121)             --       (127)
 RMBS.......................................      --           (2)             --         (2)
 CMBS.......................................      --           (6)             --         (6)
 ABS........................................       3          (83)             --        (80)
 State and political subdivision securities.      --            1              --          1
 Foreign government securities..............       4           (9)             --         (5)
                                                ----        -----          ------     ------
   Total fixed maturity securities..........    $  9        $(683)         $   --     $ (674)
                                                ====        =====          ======     ======
Equity securities:
 Common stock...............................    $ --        $   2          $   --     $    2
 Non-redeemable preferred stock.............      --         (130)             --       (130)
                                                ----        -----          ------     ------
   Total equity securities..................    $ --        $(128)         $   --     $ (128)
                                                ====        =====          ======     ======
Trading and other securities................    $(26)       $  --          $   --     $  (26)
Short-term investments......................    $  1        $  (3)         $   --     $   (2)
LIABILITIES:
Net derivatives.............................    $ --        $  --          $  (60)    $  (60)
Net embedded derivatives....................    $ --        $  --          $1,631     $1,631

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The tables below summarize the portion of unrealized gains and losses, due to changes in estimated fair value, recorded in earnings for Level 3 assets and liabilities that were still held at the respective time periods:

                                                             CHANGES IN UNREALIZED GAINS (LOSSES)
                                                        RELATING TO ASSETS AND LIABILITIES HELD AT DECEMBER 31, 2010
                                                        -----------------------------------------------------------
                                                           NET              NET               NET
                                                        INVESTMENT       INVESTMENT        DERIVATIVE
                                                          INCOME       GAINS (LOSSES)    GAINS (LOSSES)    TOTAL
                                                        ----------     --------------    --------------    -----
                                                                         (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2010:
ASSETS:
Fixed maturity securities:
 U.S. corporate securities.............................    $ 8             $ (32)            $  --         $ (24)
 Foreign corporate securities..........................     (2)              (43)               --           (45)
 RMBS..................................................     36                --                --            36
 CMBS..................................................      1                (2)               --            (1)
 ABS...................................................     31               (49)               --           (18)
 Foreign government securities.........................      5                --                --             5
                                                           ---             -----             -----          -----
   Total fixed maturity securities.....................    $79             $(126)            $  --         $ (47)
                                                           ===             =====             =====          =====
Equity securities:
 Common stock..........................................    $--             $  (2)            $  --         $  (2)
 Non-redeemable preferred stock........................     --                (3)               --            (3)
                                                           ---             -----             -----          -----
   Total equity securities.............................    $--             $  (5)            $  --         $  (5)
                                                           ===             =====             =====          =====
Trading and other securities:
 FVO general account securities........................    $13             $  --             $  --         $  13
   Short-term investments..............................    $ 1             $  --             $  --         $   1
Net derivatives:
 Interest rate contracts...............................    $--             $  --             $  23         $  23
 Foreign currency contracts............................     --                --                21            21
 Credit contracts......................................     --                --                 3             3
 Equity market contracts...............................     --                --                (2)           (2)
                                                           ---             -----             -----          -----
   Total net derivatives...............................    $--             $  --             $  45         $  45
                                                           ===             =====             =====          =====
LIABILITIES:
Net embedded derivatives...............................    $               $                 $(584)        $(584)
Long-term debt of consolidated securitization entities.    $--             $  48             $  --         $  48

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                          CHANGES IN UNREALIZED GAINS (LOSSES)
                                    RELATING TO ASSETS AND LIABILITIES HELD AT DECEMBER 31, 2009
                                    -----------------------------------------------------------
                                       NET             NET               NET
                                    INVESTMENT      INVESTMENT        DERIVATIVE
                                      INCOME      GAINS (LOSSES)    GAINS (LOSSES)     TOTAL
                                    ----------    --------------    --------------     -------
                                                      (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2009:
ASSETS:
 Fixed maturity securities:........
 U.S. corporate securities.........   $  11           $(281)           $    --        $  (270)
 Foreign corporate securities......      (7)           (106)                --           (113)
 RMBS..............................      30               6                 --             36
 CMBS..............................      --              (5)                --             (5)
 ABS...............................       8             (97)                --            (89)
 Foreign government securities.....       3              --                 --              3
                                      -----           -----            -------         -------
   Total fixed maturity securities.   $  45           $(483)           $    --        $  (438)
                                      =====           =====            =======         =======
Equity securities:
 Common stock......................   $  --           $  (1)           $    --        $    (1)
 Non-redeemable preferred stock....      --            (128)                --           (128)
                                      -----           -----            -------         -------
   Total equity securities.........   $  --           $(129)           $    --        $  (129)
                                      =====           =====            =======         =======
Trading and other securities.......   $  15           $  --            $    --        $    15
Net derivatives....................   $  --           $  --            $    96        $    96
LIABILITIES:
Net embedded derivatives...........   $  --           $  --            $(1,568)       $(1,568)

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                          CHANGES IN UNREALIZED GAINS (LOSSES)
                                    RELATING TO ASSETS AND LIABILITIES HELD AT DECEMBER 31, 2008
                                    -----------------------------------------------------------
                                       NET             NET               NET
                                    INVESTMENT      INVESTMENT        DERIVATIVE
                                      INCOME      GAINS (LOSSES)    GAINS (LOSSES)     TOTAL
                                    ----------    --------------    --------------     ------
                                                     (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2008:
ASSETS:
Fixed maturity securities:
 U.S. corporate securities.........    $  6           $(283)            $   --        $ (277)
 Foreign corporate securities......      (8)           (120)                --          (128)
 RMBS..............................      --              --                 --            --
 CMBS..............................      --              --                 --            --
 ABS...............................       3             (63)                --           (60)
 Foreign government securities.....       4              --                 --             4
                                       ----           -----             ------         ------
   Total fixed maturity securities.    $  5           $(466)            $   --        $ (461)
                                       ====           =====             ======         ======
Equity securities:
 Common stock......................    $ --           $  (1)            $   --        $   (1)
 Non-redeemable preferred stock....      --            (113)                --          (113)
                                       ----           -----             ------         ------
   Total equity securities.........    $ --           $(114)            $   --        $ (114)
                                       ====           =====             ======         ======
Trading and other securities.......    $(18)          $  --             $   --        $  (18)
LIABILITIES:
Net derivatives....................    $ --           $  --             $  (93)       $  (93)
Net embedded derivatives...........    $ --           $  --             $1,632        $1,632

FVO -- CONSOLIDATED SECURITIZATION ENTITIES

   As discussed in Note 1, upon the adoption of new guidance effective
January 1, 2010, the Company elected fair value accounting for the following assets and liabilities held by CSEs: securities and long-term debt. Information on the estimated fair value of the securities classified as trading and other securities is presented in Note 3. The following table presents the long-term debt carried under the FVO related to securities classified as trading and other securities at:

                                                                   DECEMBER 31, 2010
                                                                   -----------------
                                                                     (IN MILLIONS)
Contractual principal balance.....................................       $214
Excess of contractual principal balance over estimated fair value.        (30)
                                                                         ----
 Carrying value at estimated fair value...........................       $184
                                                                         ====

   Interest expense on long-term debt of CSEs is recorded in other expenses. Gains and losses from initial measurement, subsequent changes in estimated fair value and gains or losses on sales of long-term debt are recognized in net investment gains (losses), which is summarized in Note 3.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


NON-RECURRING FAIR VALUE MEASUREMENTS

   Certain assets are measured at estimated fair value on a non-recurring basis and are not included in the tables presented above. The amounts below relate to certain investments measured at estimated fair value during the period and still held at the reporting dates.

                                                                        YEARS ENDED DECEMBER 31,
                                ---------------------------------------------------------------------------------------------
                                               2010                               2009                               2008
                                ---------------------------------  ---------------------------------  -----------------------
                                 CARRYING    ESTIMATED     NET      CARRYING    ESTIMATED     NET      CARRYING    ESTIMATED
                                   VALUE       FAIR     INVESTMENT    VALUE       FAIR     INVESTMENT    VALUE       FAIR
                                 PRIOR TO   VALUE AFTER   GAINS     PRIOR TO   VALUE AFTER   GAINS     PRIOR TO   VALUE AFTER
                                MEASUREMENT MEASUREMENT  (LOSSES)  MEASUREMENT MEASUREMENT  (LOSSES)  MEASUREMENT MEASUREMENT
                                ----------- ----------- ---------- ----------- ----------- ---------- ----------- -----------
                                                                             (IN MILLIONS)
Mortgage loans: (1)
  Held-for-investment..........    $176        $160        $(16)      $248        $168       $ (80)      $234        $188
  Held-for-sale................      --          --          --         --          --          --         26          16
                                   ----        ----        ----       ----        ----       -----       ----        ----
   Mortgage loans, net.........    $176        $160        $(16)      $248        $168       $ (80)      $260        $204
                                   ====        ====        ====       ====        ====       =====       ====        ====
Other limited partnership
 interests (2).................    $  3        $  1        $ (2)      $805        $517       $(288)      $230        $131
Real estate joint ventures (3).    $  8        $  3        $ (5)      $ 80        $ 43       $ (37)      $ --        $ --

                                ----------

                                ----------
                                   NET
                                INVESTMENT
                                  GAINS
                                 (LOSSES)
                                ----------

Mortgage loans: (1)
  Held-for-investment..........    $(46)
  Held-for-sale................     (10)
                                   ----
   Mortgage loans, net.........    $(56)
                                   ====
Other limited partnership
 interests (2).................    $(99)
Real estate joint ventures (3).    $ --

----------
(1)Mortgage loans -- The impaired mortgage loans presented above were written down to their estimated fair values at the date the impairments were recognized and are reported as losses above. Subsequent improvements in estimated fair value on previously impaired loans recorded through a reduction in the previously established valuation allowance are reported as gains above. Estimated fair values for impaired mortgage loans are based on observable market prices or, if the loans are in foreclosure or are otherwise determined to be collateral dependent, on the estimated fair value of the underlying collateral, or the present value of the expected future cash flows. Impairments to estimated fair value and decreases in previous impairments from subsequent improvements in estimated fair value represent non-recurring fair value measurements that have been categorized as Level 3 due to the lack of price transparency inherent in the limited markets for such mortgage loans.
(2)Other limited partnership interests -- The impaired investments presented above were accounted for using the cost method. Impairments on these cost method investments were recognized at estimated fair value determined from information provided in the financial statements of the underlying entities in the period in which the impairment was incurred. These impairments to estimated fair value represent non-recurring fair value measurements that have been classified as Level 3 due to the limited activity and price transparency inherent in the market for such investments. This category includes several private equity and debt funds that typically invest primarily in a diversified pool of investments across certain investment strategies including domestic and international leveraged buyout funds; power, energy, timber and infrastructure development funds; venture capital funds; below investment grade debt and mezzanine debt funds. The estimated fair values of these investments have been determined using the NAV of the Company's ownership interest in the partners' capital. Distributions from these investments will be generated from investment gains, from operating income from the underlying investments of the funds and from liquidation of the underlying assets of the funds. It is estimated that the underlying assets of the funds will be liquidated over the next 2 to 10 years. Unfunded commitments for these investments were $11 million and $321 million at December 31, 2010 and 2009, respectively.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

(3)Real estate joint ventures -- The impaired investments presented above were accounted for using the cost method. Impairments on these cost method investments were recognized at estimated fair value determined from information provided in the financial statements of the underlying entities in the period in which the impairment was incurred. These impairments to estimated fair value represent non-recurring fair value measurements that have been classified as Level 3 due to the limited activity and price transparency inherent in the market for such investments. This category includes several real estate funds that typically invest primarily in commercial real estate. The estimated fair values of these investments have been determined using the NAV of the Company's ownership interest in the partners' capital. Distributions from these investments will be generated from investment gains, from operating income from the underlying investments of the funds and from liquidation of the underlying assets of the funds. It is estimated that the underlying assets of the funds will be liquidated over the next 2 to 10 years. Unfunded commitments for these investments were $3 million and $45 million at December 31, 2010 and 2009, respectively.

  FAIR VALUE OF FINANCIAL INSTRUMENTS

   Amounts related to the Company's financial instruments that were not measured at fair value on a recurring basis, were as follows:

                                                                                                   ESTIMATED
                                                                                 NOTIONAL CARRYING   FAIR
                                                                                  AMOUNT   VALUE     VALUE
DECEMBER 31, 2010                                                                -------- -------- ---------
---------------------------------------------------------------------------------
                                                                                        (IN MILLIONS)
ASSETS
 Mortgage loans, net............................................................          $41,667   $43,278
 Policy loans...................................................................          $ 8,270   $ 9,509
 Real estate joint ventures (1).................................................          $    50   $    58
 Other limited partnership interests (1)........................................          $ 1,423   $ 1,491
 Short-term investments (2).....................................................          $   144   $   144
 Other invested assets (1)......................................................          $ 1,494   $ 1,506
 Cash and cash equivalents......................................................          $ 3,485   $ 3,485
 Accrued investment income......................................................          $ 2,183   $ 2,183
 Premiums, reinsurance and other receivables (1)................................          $18,268   $18,999
LIABILITIES
 Policyholder account balances (1)..............................................          $66,249   $68,861
 Payables for collateral under securities loaned and other transactions.........          $17,014   $17,014
 Short-term debt................................................................          $   102   $   102
 Long-term debt (1), (3)........................................................          $ 3,399   $ 3,473
 Other liabilities (1)..........................................................          $24,553   $25,034
 Separate account liabilities (1)...............................................          $37,791   $37,791
COMMITMENTS (4)
 Mortgage loan commitments......................................................  $2,516  $    --   $   (13)
 Commitments to fund bank credit facilities, bridge loans and private corporate
   bond investments.............................................................  $1,997  $    --   $    16

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                                                                   ESTIMATED
                                                                                 NOTIONAL CARRYING   FAIR
DECEMBER 31, 2009                                                                 AMOUNT   VALUE     VALUE
-------------------------------------------------------------------------------- -------- -------- ---------
                                                                                        (IN MILLIONS)
ASSETS
 Mortgage loans, net............................................................          $40,620   $39,155
 Policy loans...................................................................          $ 8,099   $ 9,108
 Real estate joint ventures (1).................................................          $    49   $    61
 Other limited partnership interests (1)........................................          $ 1,443   $ 1,431
 Short-term investments (2).....................................................          $    15   $    15
 Other invested assets (1)......................................................          $ 1,707   $ 1,659
 Cash and cash equivalents......................................................          $ 3,347   $ 3,347
 Accrued investment income......................................................          $ 2,066   $ 2,066
 Premiums, reinsurance and other receivables (1)................................          $18,271   $18,648
LIABILITIES
 Policyholder account balances (1)..............................................          $64,097   $64,081
 Payables for collateral under securities loaned and other transactions.........          $14,662   $14,662
 Short-term debt................................................................          $   319   $   319
 Long-term debt (1).............................................................          $ 3,474   $ 3,494
 Other liabilities (1)..........................................................          $17,192   $17,192
 Separate account liabilities (1)...............................................          $28,874   $28,874
COMMITMENTS (4)
 Mortgage loan commitments......................................................  $1,262  $    --   $   (43)
 Commitments to fund bank credit facilities, bridge loans and private corporate
   bond investments.............................................................  $  763  $    --   $   (19)

----------
(1)Carrying values presented herein differ from those presented in the consolidated balance sheets because certain items within the respective financial statement caption are not considered financial instruments. Financial statement captions excluded from the table above are not considered financial instruments.
(2)Short-term investments as presented in the tables above differ from the amounts presented in the consolidated balance sheets because these tables do not include short-term investments that meet the definition of a security, which are measured at estimated fair value on a recurring basis.
(3)Long-term debt as presented in the table above does not include long-term debt of CSEs.
(4)Commitments are off-balance sheet obligations. Negative estimated fair values represent off-balance sheet liabilities.

   The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

   The assets and liabilities measured at estimated fair value on a recurring basis include: fixed maturity securities, equity securities, trading and other securities, derivative assets and liabilities, net embedded derivatives within asset and liability host contracts, separate account assets, long-term debt of CSEs and trading liabilities. These assets and liabilities are described in the section "-- Recurring Fair Value Measurements" and, therefore, are excluded from the tables above. The estimated fair value for these financial instruments approximates carrying value.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  Mortgage Loans

   The Company originates mortgage loans principally for investment purposes. These loans are principally carried at amortized cost. The estimated fair value of mortgage loans is primarily determined by estimating expected future cash flows and discounting them using current interest rates for similar mortgage loans with similar credit risk. Certain mortgage loans have been impaired to their estimated fair value which is determined using independent broker quotations or, when the mortgage loan is in foreclosure or otherwise determined to be collateral dependent, the fair value of the underlying collateral is estimated using internal models.

  Policy Loans

   For policy loans with fixed interest rates, estimated fair values are determined using a discounted cash flow model applied to groups of similar policy loans determined by the nature of the underlying insurance liabilities. Cash flow estimates are developed applying a weighted-average interest rate to the outstanding principal balance of the respective group of policy loans and an estimated average maturity determined through experience studies of the past performance of policyholder repayment behavior for similar loans. These cash flows are discounted using current risk-free interest rates with no adjustment for borrower credit risk as these loans are fully collateralized by the cash surrender value of the underlying insurance policy. The estimated fair value for policy loans with variable interest rates approximates carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates.

  Real Estate Joint Ventures and Other Limited Partnership Interests

   Real estate joint ventures and other limited partnership interests included in the preceding tables consist of those investments accounted for using the cost method. The remaining carrying value recognized in the consolidated balance sheets represents investments in real estate carried at cost less accumulated depreciation, or real estate joint ventures and other limited partnership interests accounted for using the equity method, which do not meet the definition of financial instruments for which fair value is required to be disclosed.

   The estimated fair values for other limited partnership interests and real estate joint ventures accounted for under the cost method are generally based on the Company's share of the NAV as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments.

  Short-term Investments

   Certain short-term investments do not qualify as securities and are recognized at amortized cost in the consolidated balance sheets. For these instruments, the Company believes that there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value approximates carrying value. In light of recent market conditions, short-term investments have been monitored to ensure there is sufficient demand and maintenance of issuer credit quality and the Company has determined additional adjustment is not required.

  Other Invested Assets

   Other invested assets within the preceding tables are principally comprised of loans to affiliates and funds withheld.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The estimated fair value of loans to affiliates is determined by discounting the expected future cash flows using market interest rates currently available for instruments with similar terms and remaining maturities. For funds withheld, the Company evaluates the specific facts and circumstances of each instrument to determine the appropriate estimated fair values. These estimated fair values were not materially different from the recognized carrying values.

  Cash and Cash Equivalents

   Due to the short-term maturities of cash and cash equivalents, the Company believes there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value generally approximates carrying value. In light of recent market conditions, cash and cash equivalent instruments have been monitored to ensure there is sufficient demand and maintenance of issuer credit quality, or sufficient solvency in the case of depository institutions, and the Company has determined additional adjustment is not required.

  Accrued Investment Income

   Due to the short term until settlement of accrued investment income, the Company believes there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value approximates carrying value. In light of recent market conditions, the Company has monitored the credit quality of the issuers and has determined additional adjustment is not required.

  Premiums, Reinsurance and Other Receivables

   Premiums, reinsurance and other receivables in the preceding tables are principally comprised of certain amounts recoverable under reinsurance contracts, amounts on deposit with financial institutions to facilitate daily settlements related to certain derivative positions and amounts receivable for securities sold but not yet settled.

   Premiums receivable and those amounts recoverable under reinsurance treaties determined to transfer sufficient risk are not financial instruments subject to disclosure and thus have been excluded from the amounts presented in the preceding tables. Amounts recoverable under ceded reinsurance contracts, which the Company has determined do not transfer sufficient risk such that they are accounted for using the deposit method of accounting, have been included in the preceding tables. The estimated fair value is determined as the present value of expected future cash flows under the related contracts, which were discounted using an interest rate determined to reflect the appropriate credit standing of the assuming counterparty.

   The amounts on deposit for derivative settlements essentially represent the equivalent of demand deposit balances and amounts due for securities sold are generally received over short periods such that the estimated fair value approximates carrying value. In light of recent market conditions, the Company has monitored the solvency position of the financial institutions and has determined additional adjustments are not required.

  Policyholder Account Balances

   Policyholder account balances in the tables above include investment contracts. Embedded derivatives on investment contracts and certain variable annuity guarantees accounted for as embedded derivatives are included in this caption in the consolidated financial statements but excluded from this caption in the tables above as they are separately presented in "-- Recurring Fair Value Measurements." The remaining difference between the amounts reflected as policyholder account balances in the preceding table and those recognized in the consolidated balance sheets represents those amounts due under contracts that satisfy the definition of insurance contracts and are not considered financial instruments.

   The investment contracts primarily include certain funding agreements, fixed deferred annuities, modified guaranteed annuities, fixed term payout annuities and total control accounts. The fair values for these investment

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

contracts are estimated by discounting best estimate future cash flows using current market risk-free interest rates and adding a spread to reflect the nonperformance risk in the liability.

  Payables for Collateral Under Securities Loaned and Other Transactions

   The estimated fair value for payables for collateral under securities loaned and other transactions approximates carrying value. The related agreements to loan securities are short-term in nature such that the Company believes there is limited risk of a material change in market interest rates. Additionally, because borrowers are cross-collateralized by the borrowed securities, the Company believes no additional consideration for changes in nonperformance risk are necessary.

  Short-term and Long-term Debt

   The estimated fair value for short-term debt approximates carrying value due to the short-term nature of these obligations. The estimated fair values of long-term debt are generally determined by discounting expected future cash flows using market rates currently available for debt with similar terms, remaining maturities and reflecting the credit risk of the Company, including inputs when available, from actively traded debt of the Company or other companies with similar types of borrowing arrangements. Risk-adjusted discount rates applied to the expected future cash flows can vary significantly based upon the specific terms of each individual arrangement, including, but not limited to: subordinated rights; contractual interest rates in relation to current market rates; the structuring of the arrangement; and the nature and observability of the applicable valuation inputs. Use of different risk-adjusted discount rates could result in different estimated fair values.

   The carrying value of long-term debt presented in the table above differs from the amounts presented in the consolidated balance sheets as it does not include capital leases which are not required to be disclosed at estimated fair value.

  Other Liabilities

   Other liabilities included in the tables above reflect those other liabilities that satisfy the definition of financial instruments subject to disclosure. These items consist primarily of interest and dividends payable; amounts due for securities purchased but not yet settled; and amounts payable under certain ceded and assumed reinsurance treaties accounted for as deposit type treaties. The Company evaluates the specific terms, facts and circumstances of each instrument to determine the appropriate estimated fair values, which were not materially different from the carrying values, with the exception of certain deposit type reinsurance payables. For these reinsurance payables, the estimated fair value is determined as the present value of expected future cash flows under the related contracts, which were discounted using an interest rate determined to reflect the appropriate credit standing of the assuming counterparty.

  Separate Account Liabilities

   Separate account liabilities included in the preceding tables represent those balances due to policyholders under contracts that are classified as investment contracts. The remaining amounts presented in the consolidated balance sheets represent those contracts classified as insurance contracts, which do not satisfy the definition of financial instruments.

   Separate account liabilities classified as investment contracts primarily represent variable annuities with no significant mortality risk to the Company such that the death benefit is equal to the account balance; funding agreements related to group life contracts; and certain contracts that provide for benefit funding.

   Separate account liabilities are recognized in the consolidated balance sheets at an equivalent value of the related separate account assets. Separate account assets, which equal net deposits, net investment income and

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

realized and unrealized investment gains and losses, are fully offset by corresponding amounts credited to the contractholders' liability which is reflected in separate account liabilities. Since separate account liabilities are fully funded by cash flows from the separate account assets which are recognized at estimated fair value as described in the section "-- Recurring Fair Value Measurements," the Company believes the value of those assets approximates the estimated fair value of the related separate account liabilities.

  Mortgage Loan Commitments and Commitments to Fund Bank Credit Facilities, Bridge Loans and Private Corporate Bond Investments

   The estimated fair values for mortgage loan commitments that will be held for investment and commitments to fund bank credit facilities, bridge loans and private corporate bonds that will be held for investment reflected in the above tables represent the difference between the discounted expected future cash flows using interest rates that incorporate current credit risk for similar instruments on the reporting date and the principal amounts of the commitments.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


6. DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

   Information regarding DAC and VOBA is as follows:

                                                        DAC    VOBA   TOTAL
                                                      -------  ----  -------
                                                           (IN MILLIONS)
   Balance at January 1, 2008........................ $ 8,551  $ 77  $ 8,628
    Capitalizations..................................     901    --      901
                                                      -------  ----  -------
      Subtotal.......................................   9,452    77    9,529
                                                      -------  ----  -------
    Amortization related to:
      Net investment gains (losses)..................    (157)    4     (153)
      Other expenses.................................    (909)  (19)    (928)
                                                      -------  ----  -------
        Total amortization...........................  (1,066)  (15)  (1,081)
                                                      -------  ----  -------
    Unrealized investment gains (losses).............   2,274   146    2,420
    Effect of foreign currency translation and other.       2     1        3
                                                      -------  ----  -------
   Balance at December 31, 2008......................  10,662   209   10,871
    Capitalizations..................................     857    --      857
                                                      -------  ----  -------
      Subtotal.......................................  11,519   209   11,728
                                                      -------  ----  -------
    Amortization related to:
      Net investment gains (losses)..................     254     1      255
      Other expenses.................................    (648)  (22)    (670)
                                                      -------  ----  -------
        Total amortization...........................    (394)  (21)    (415)
                                                      -------  ----  -------
    Unrealized investment gains (losses).............  (1,897)  (52)  (1,949)
                                                      -------  ----  -------
   Balance at December 31, 2009......................   9,228   136    9,364
    Capitalizations..................................     804    --      804
                                                      -------  ----  -------
      Subtotal.......................................  10,032   136   10,168
                                                      -------  ----  -------
    Amortization related to:
      Net investment gains (losses)..................    (127)   --     (127)
      Other expenses.................................    (809)  (14)    (823)
                                                      -------  ----  -------
        Total amortization...........................    (936)  (14)    (950)
                                                      -------  ----  -------
    Unrealized investment gains (losses).............  (1,020)   (7)  (1,027)
                                                      -------  ----  -------
   Balance at December 31, 2010...................... $ 8,076  $115  $ 8,191
                                                      =======  ====  =======

   The estimated future amortization expense allocated to other expenses for the next five years for VOBA is $10 million in 2011, $10 million in 2012, $10 million in 2013, $9 million in 2014 and $8 million in 2015.

   Amortization of DAC and VOBA is attributed to both investment gains and losses and to other expenses for the amount of gross margins or profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses represent the amount of DAC and VOBA that would have been amortized if such gains and losses had been recognized.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Information regarding DAC and VOBA by segment is as follows:

                                        DAC        VOBA        TOTAL
                                   ------------- --------- -------------
                                               DECEMBER 31,
                                   -------------------------------------
                                    2010   2009  2010 2009  2010   2009
                                   ------ ------ ---- ---- ------ ------
                                               (IN MILLIONS)
        Insurance Products........ $6,143 $7,034 $ 97 $114 $6,240 $7,148
        Retirement Products.......  1,866  2,126   17   20  1,883  2,146
        Corporate Benefit Funding.     66     66   --   --     66     66
        Corporate & Other.........      1      2    1    2      2      4
                                   ------ ------ ---- ---- ------ ------
         Total.................... $8,076 $9,228 $115 $136 $8,191 $9,364
                                   ====== ====== ==== ==== ====== ======

7. GOODWILL

   Goodwill, which is included in other assets, is the excess of cost over the estimated fair value of net assets acquired. Information regarding goodwill is as follows:

                                              DECEMBER 31,
                                             --------------
                                             2010 2009 2008
                                             ---- ---- ----
                                             (IN MILLIONS)
                    Balance at January 1,... $111 $111 $108
                    Acquisitions............   --   --    3
                                             ---- ---- ----
                    Balance at December 31,. $111 $111 $111
                                             ==== ==== ====

   Information regarding goodwill by segment and reporting unit is as follows:

                                                  DECEMBER 31,
                                                  ------------
                                                  2010    2009
                                                  ----    ----
                                                  (IN MILLIONS)
                     Insurance Products:
                      Group life................. $  3    $  3
                      Individual life............   27      27
                      Non-medical health.........   65      65
                                                   ----   ----
                        Total Insurance Products.   95      95
                     Retirement Products.........   10      10
                     Corporate Benefit Funding...    2       2
                     Corporate & Other...........    4       4
                                                   ----   ----
                          Total.................. $111    $111
                                                   ====   ====

   As described in more detail in Note 1, the Company performed its annual goodwill impairment tests during the third quarter of 2010 based upon data at June 30, 2010. The tests indicated that goodwill was not impaired.

   Management continues to evaluate current market conditions that may affect the estimated fair value of the Company's reporting units to assess whether any goodwill impairment exists. Continued deteriorating or adverse market conditions for certain reporting units may have an impact on the estimated fair value of these reporting units and could result in future impairments of goodwill.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


8. INSURANCE

  INSURANCE LIABILITIES

   Insurance liabilities, including affiliated insurance liabilities on reinsurance assumed and ceded, were as follows:

                                                                    OTHER POLICY-
                               FUTURE POLICY   POLICYHOLDER ACCOUNT    RELATED
                                  BENEFITS        BALANCES            BALANCES
                              ---------------- -------------------- -------------
                                               DECEMBER 31,
                              ---------------------------------------------------
                                2010    2009    2010       2009      2010   2009
                              -------- -------  -------    -------  ------ ------
                                              (IN MILLIONS)
   Insurance Products........ $ 69,529 $68,341 $19,317    $18,947   $5,322 $5,296
   Retirement Products.......    6,681   6,400  21,280     21,505       44     41
   Corporate Benefit Funding.   26,391  24,881  48,296     46,103      179    191
   Corporate & Other.........      349     338      29         35      104     99
                              -------- -------  -------    -------  ------ ------
    Total.................... $102,950 $99,960 $88,922    $86,590   $5,649 $5,627
                              ======== =======  =======    =======  ====== ======

   See Note 9 for discussion of affiliated reinsurance liabilities included in the table above.

  VALUE OF DISTRIBUTION AGREEMENTS AND CUSTOMER RELATIONSHIPS ACQUIRED

   Information regarding VODA and VOCRA, which are reported in other assets, was as follows:

                                            YEARS ENDED DECEMBER 31,
                                            -----------------------
                                            2010     2009    2008
                                            ----     ----    ----
                                              (IN MILLIONS)
                   Balance at January 1,... $412     $427    $431
                   Acquisitions............    7       --       9
                   Amortization............  (19)     (15)    (13)
                                             ----     ----    ----
                   Balance at December 31,. $400     $412    $427
                                             ====     ====    ====

   The estimated future amortization expense allocated to other expenses for the next five years for VODA and VOCRA is $22 million in 2011, $25 million in 2012, $27 million in 2013, $29 million in 2014 and $30 million in 2015. See
Note 2 for a description of acquisitions and dispositions.

  SALES INDUCEMENTS

   Information regarding deferred sales inducements, which are reported in other assets, was as follows:

                                            YEARS ENDED DECEMBER 31,
                                            -----------------------
                                            2010     2009    2008
                                            ----     ----    ----
                                              (IN MILLIONS)
                   Balance at January 1,... $173     $144    $132
                   Capitalization..........   42       51      40
                   Amortization............  (25)     (22)    (28)
                                             ----     ----    ----
                   Balance at December 31,. $190     $173    $144
                                             ====     ====    ====

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  SEPARATE ACCOUNTS

   Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $63.8 billion and $53.0 billion at December 31, 2010 and 2009, respectively, for which the policyholder assumes all investment risk, and separate accounts for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $34.0 billion and $27.4 billion at December 31, 2010 and 2009, respectively. The latter category consisted primarily of funding agreements and participating close-out contracts. The average interest rate credited on these contracts was 3.30% and 3.35% at December 31, 2010 and 2009, respectively.

   Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $1.3 billion, $1.1 billion and $1.3 billion for the years ended December 31, 2010, 2009 and 2008, respectively.

   The Company's proportional interest in separate accounts was included in the consolidated balance sheets as follows:

                                                 DECEMBER 31,
                                                 ------------
                                                 2010    2009
                                                 ----    ----
                                                 (IN MILLIONS)
                      Fixed maturity securities. $245    $--
                      Equity securities......... $  6    $35
                      Cash and cash equivalents. $ 72    $--

   For the years ended December 31, 2010, 2009 and 2008, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

  OBLIGATIONS UNDER FUNDING AGREEMENTS

   The Company issues fixed and floating rate funding agreements, which are denominated in either U.S. dollars or foreign currencies, to certain SPEs that have issued either debt securities or commercial paper for which payment of interest and principal is secured by such funding agreements. During the years ended December 31, 2010, 2009 and 2008, the Company issued $15.0 billion,
$14.1 billion and $18.0 billion, respectively, and repaid $12.3 billion, $16.8 billion and $18.7 billion, respectively, of such funding agreements. At December 31, 2010 and 2009, funding agreements outstanding, which are included in policyholder account balances, were $20.6 billion and $17.3 billion, respectively. During the years ended December 31, 2010, 2009 and 2008, interest credited on the funding agreements, which is included in interest credited to policyholder account balances, was $555 million, $536 million and $911 million, respectively.

   Metropolitan Life Insurance Company is a member of the FHLB of NY and held $890 million and $742 million of common stock of the FHLB of NY at December 31, 2010 and 2009, respectively, which is included in equity securities. MLIC has also entered into funding agreements with the FHLB of NY in exchange for cash and for which the FHLB of NY has been granted a lien on certain MLIC assets, including RMBS to collateralize MLIC's obligations under the funding agreements. MLIC maintains control over these pledged assets, and may use, commingle, encumber or dispose of any portion of the collateral as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default by MLIC, the FHLB of NY's recovery on the collateral is limited to the amount of MLIC's liability to the FHLB of NY. The amount of the Company's liability for funding agreements with the FHLB of NY was $12.6 billion and $13.7 billion at December 31, 2010 and 2009, respectively, which is included in policyholder account balances.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

The advances on these agreements were collateralized by mortgage-backed securities with estimated fair values of $14.2 billion and $15.1 billion at December 31, 2010 and 2009, respectively. During the years ended December 31, 2010, 2009 and 2008, interest credited on the funding agreements, which is included in interest credited to policyholder account balances, was $276 million, $333 million and $229 million, respectively.

   During 2010, GALIC became a member of the Federal Home Loan Bank of Des Moines ("FHLB of Des Moines") and held $10 million of common stock of the FHLB of Des Moines at December 31, 2010, which is included in equity securities. GALIC had no funding agreements with the FHLB of Des Moines at December 31, 2010.

   Metropolitan Life Insurance Company has issued funding agreements to certain SPEs that have issued debt securities for which payment of interest and principal is secured by such funding agreements, and such debt securities are also guaranteed as to payment of interest and principal by Farmer Mac, a federally chartered instrumentality of the United States. The obligations under these funding agreements are secured by a pledge of certain eligible agricultural mortgage loans and may, under certain circumstances, be secured by other qualified collateral. The amount of the Company's liability for funding agreements issued to such SPEs was $2.6 billion and $2.5 billion at December 31, 2010 and 2009, respectively, which is included in policyholder account balances. The obligations under these funding agreements are collateralized by designated agricultural mortgage loans with a carrying value of $2.9 billion at both December 31, 2010 and 2009. During the years ended December 31, 2010, 2009 and 2008, interest credited on the funding agreements, which is included in interest credited to policyholder account balances, was $133 million, $132 million and $132 million, respectively.

  LIABILITIES FOR UNPAID CLAIMS AND CLAIM EXPENSES

   Information regarding the liabilities for unpaid claims and claim expenses relating to group accident and non-medical health policies and contracts, which are reported in future policy benefits and other policy-related balances, is as follows:

                                            YEARS ENDED DECEMBER 31,
                                           -------------------------
                                             2010     2009     2008
                                           -------  -------  -------
                                                 (IN MILLIONS)
          Balance at January 1,........... $ 6,302  $ 5,669  $ 5,174
           Less: Reinsurance recoverables.     354      266      265
                                           -------  -------  -------
          Net balance at January 1,.......   5,948    5,403    4,909
                                           -------  -------  -------
          Incurred related to:
           Current year...................   3,733    4,480    4,063
           Prior years....................      13      (14)     (86)
                                           -------  -------  -------
             Total incurred...............   3,746    4,466    3,977
                                           -------  -------  -------
          Paid related to:
           Current year...................  (2,244)  (2,664)  (2,481)
           Prior years....................  (1,359)  (1,257)  (1,002)
                                           -------  -------  -------
             Total paid...................  (3,603)  (3,921)  (3,483)
                                           -------  -------  -------
          Net balance at December 31,.....   6,091    5,948    5,403
           Add: Reinsurance recoverables..     448      354      266
                                           -------  -------  -------
          Balance at December 31,......... $ 6,539  $ 6,302  $ 5,669
                                           =======  =======  =======

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   During 2010, as a result of changes in estimates of insured events in the respective prior year, claims and claim adjustment expenses associated with prior years increased by $13 million. During 2009 and 2008, claims and claim adjustment expenses associated with prior years decreased by $14 million and $86 million, respectively, due to improved loss ratios for non-medical health claim liabilities and improved claim management.

  GUARANTEES

   The Company issues annuity contracts which may include contractual guarantees to the contractholder for: (i) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); and (ii) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or total deposits made to the contract less any partial withdrawals plus a minimum return ("anniversary contract value" or "minimum return"). The Company also issues annuity contracts that apply a lower rate of funds deposited if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize ("two tier annuities"). These guarantees include benefits that are payable in the event of death or at annuitization.

   The Company also issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee or a guaranteed paid-up benefit.

   Information regarding the types of guarantees relating to annuity contracts and universal and variable life contracts is as follows:

                                                                     DECEMBER 31,
                                              --------------------------------------------------------
                                                          2010                          2009
                                              --------------------------    --------------------------
                                                  IN THE          AT            IN THE          AT
                                              EVENT OF DEATH ANNUITIZATION  EVENT OF DEATH ANNUITIZATION
                                              -------------- -------------  -------------- -------------
                                                                     (IN MILLIONS)
ANNUITY CONTRACTS (1)
RETURN OF NET DEPOSITS
Separate account value.......................   $   4,610      $     N/A      $   4,225      $     N/A
Net amount at risk (2).......................   $      78(3)   $     N/A      $     218(3)   $     N/A
Average attained age of contractholders......    61 years            N/A       60 years            N/A
ANNIVERSARY CONTRACT VALUE OR MINIMUM RETURN
Separate account value.......................   $  40,114      $  13,797      $  34,891      $   9,739
Net amount at risk (2).......................   $   1,241(3)   $   1,271(4)   $   2,516(3)   $   1,552(4)
Average attained age of contractholders......    63 years       59 years       62 years       58 years
TWO TIER ANNUITIES
General account value........................         N/A      $     280            N/A      $     282
Net amount at risk (2).......................         N/A      $      49(5)         N/A      $      50(5)
Average attained age of contractholders......         N/A       62 years            N/A       61 years

                                                                 DECEMBER 31,
                                              ------------------------------------------------
                                                        2010                      2009
                                              ----------------------    ----------------------
                                               SECONDARY     PAID-UP     SECONDARY     PAID-UP
                                               GUARANTEES   GUARANTEES   GUARANTEES   GUARANTEES
                                              ----------   ----------   ----------   ----------
                                                                 (IN MILLIONS)
UNIVERSAL AND VARIABLE LIFE CONTRACTS (1)
Account value (general and separate account). $   6,194    $   1,250    $   5,679    $   1,297
Net amount at risk (2)....................... $  88,425(3) $  10,713(3) $  92,771(3) $  11,521(3)
Average attained age of policyholders........  50 years     57 years     48 years     56 years

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


----------

(1)  The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.
(2)  The net amount at risk is based on the direct amount at risk (excluding ceded reinsurance).
(3)  The net amount at risk for guarantees of amounts in the event of death is defined as the current GMDB in excess of the current account balance at the balance sheet date.
(4)  The net amount at risk for guarantees of amounts at annuitization is defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance.
(5)  The net amount at risk for two tier annuities is based on the excess of the upper tier, adjusted for a profit margin, less the lower tier.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Information regarding the liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal and variable life contracts is as follows:

                                                          UNIVERSAL AND VARIABLE
                                    ANNUITY CONTRACTS        LIFE CONTRACTS
                                 -----------------------  ---------------------
                                 GUARANTEED  GUARANTEED
                                   DEATH    ANNUITIZATION SECONDARY    PAID-UP
                                  BENEFITS    BENEFITS    GUARANTEES  GUARANTEES TOTAL
                                 ---------- ------------- ----------  ---------- -----
                                                    (IN MILLIONS)
DIRECT
 Balance at January 1, 2008.....    $ 28        $ 19         $ 13        $12     $ 72
   Incurred guaranteed benefits.      59          70           14          1      144
   Paid guaranteed benefits.....     (18)         --           --         --      (18)
                                    ----        ----         ----        ---     ----
 Balance at December 31, 2008...      69          89           27         13      198
   Incurred guaranteed benefits.      21          --           40          8       69
   Paid guaranteed benefits.....     (33)         --           --         --      (33)
                                    ----        ----         ----        ---     ----
 Balance at December 31, 2009...      57          89           67         21      234
   Incurred guaranteed benefits.      10          24          179         28      241
   Paid guaranteed benefits.....      (6)         --           --         --       (6)
                                    ----        ----         ----        ---     ----
 Balance at December 31, 2010...    $ 61        $113         $246        $49     $469
                                    ====        ====         ====        ===     ====
CEDED
 Balance at January 1, 2008.....    $ 20        $  4         $ --        $--     $ 24
   Incurred guaranteed benefits.      32          22           --         --       54
   Paid guaranteed benefits.....     (12)         --           --         --      (12)
                                    ----        ----         ----        ---     ----
 Balance at December 31, 2008...      40          26           --         --       66
   Incurred guaranteed benefits.      30           2           44          8       84
   Paid guaranteed benefits.....     (33)         --           --         --      (33)
                                    ----        ----         ----        ---     ----
 Balance at December 31, 2009...      37          28           44          8      117
   Incurred guaranteed benefits.      13           8          165         26      212
   Paid guaranteed benefits.....      (6)         --           --         --       (6)
                                    ----        ----         ----        ---     ----
 Balance at December 31, 2010...    $ 44        $ 36         $209        $34     $323
                                    ====        ====         ====        ===     ====
NET
 Balance at January 1, 2008.....    $  8        $ 15         $ 13        $12     $ 48
   Incurred guaranteed benefits.      27          48           14          1       90
   Paid guaranteed benefits.....      (6)         --           --         --       (6)
                                    ----        ----         ----        ---     ----
 Balance at December 31, 2008...      29          63           27         13      132
   Incurred guaranteed benefits.      (9)         (2)          (4)        --      (15)
   Paid guaranteed benefits.....      --          --           --         --       --
                                    ----        ----         ----        ---     ----
 Balance at December 31, 2009...      20          61           23         13      117
   Incurred guaranteed benefits.      (3)         16           14          2       29
   Paid guaranteed benefits.....      --          --           --         --       --
                                    ----        ----         ----        ---     ----
 Balance at December 31, 2010...    $ 17        $ 77         $ 37        $15     $146
                                    ====        ====         ====        ===     ====

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Account balances of contracts with insurance guarantees are invested in separate account asset classes as follows:

                                          DECEMBER 31,
                                         ---------------
                                          2010    2009
                                         ------- -------
                                          (IN MILLIONS)
                        Fund Groupings:
                         Equity......... $19,167 $16,701
                         Balanced.......  11,640   8,762
                         Bond...........   3,875   3,342
                         Money Market...     218     369
                         Specialty......     886     794
                                         ------- -------
                           Total........ $35,786 $29,968
                                         ======= =======

9. REINSURANCE

   The Company's Insurance Products segment participates in reinsurance activities in order to limit losses, minimize exposure to significant risks and provide additional capacity for future growth.

   For its individual life insurance products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or a quota share basis. The Company currently reinsures 90% of the mortality risk in excess of $1 million for most products and reinsures up to 90% of the mortality risk for certain other products. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. On a case by case basis, the Company may retain up to $20 million per life and reinsure 100% of amounts in excess of the amount the Company retains. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time.

   For other policies within the Insurance Products segment, the Company generally retains most of the risk and only cedes particular risks on certain client arrangements.

   The Company's Retirement Products segment reinsures 90% of the new production of fixed annuities from several affiliates. The Company's Retirement Products segment also reinsures 100% of the living and death benefit guarantees associated with its variable annuities issued since 2004 to an affiliated reinsurer and certain portions of the living and death benefit guarantees associated with its variable annuities issued prior to 2004 to affiliated and non-affiliated reinsurers. Under these reinsurance agreements, the Company pays a reinsurance premium generally based on fees associated with the guarantees collected from policyholders, and receives reimbursement for benefits paid or accrued in excess of account values, subject to certain limitations.

   The Company's Corporate Benefit Funding segment periodically engages in reinsurance activities, as considered appropriate. The impact of these activities on the financial results of this segment has not been significant.

   The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The Company reinsures its business through a diversified group of well-capitalized, highly rated reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of its reinsurers by analyzing their financial statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses. The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at December 31, 2010 and 2009, were immaterial.

   The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $2.3 billion and $2.2 billion of unsecured unaffiliated reinsurance recoverable balances at December 31, 2010 and 2009, respectively.

   At December 31, 2010, the Company had $5.6 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $4.6 billion, or 82%, were with the Company's five largest unaffiliated ceded reinsurers, including $1.6 billion of which were unsecured. At December 31, 2009, the Company had $5.5 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $4.4 billion, or 80%, were with the Company's five largest unaffiliated ceded reinsurers, including $1.4 billion of which were unsecured.

   The Company has reinsured with an unaffiliated third-party reinsurer, 49.25% of the closed block through a modified coinsurance agreement. The Company accounts for this agreement under the deposit method of accounting. The Company, having the right of offset, has offset the modified coinsurance deposit with the deposit recoverable.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The amounts in the consolidated statements of operations include the impact of reinsurance. Information regarding the effect of reinsurance was as follows:

                                                                 YEARS ENDED DECEMBER 31,
                                                                -------------------------
                                                                  2010     2009     2008
                                                                -------  -------  -------
                                                                      (IN MILLIONS)
PREMIUMS:
 Direct premiums............................................... $18,793  $19,285  $19,246
 Reinsurance assumed...........................................   1,155    1,197    1,334
 Reinsurance ceded.............................................  (1,429)  (1,853)  (2,136)
                                                                -------  -------  -------
   Net premiums................................................ $18,519  $18,629  $18,444
                                                                =======  =======  =======
UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCT POLICY FEES:
 Direct universal life and investment-type product policy fees. $ 2,627  $ 2,565  $ 2,741
 Reinsurance assumed...........................................      13        9        7
 Reinsurance ceded.............................................    (565)    (507)    (463)
                                                                -------  -------  -------
   Net universal life and investment-type product policy fees.. $ 2,075  $ 2,067  $ 2,285
                                                                =======  =======  =======
OTHER REVENUES:
 Direct other revenues......................................... $   750  $   779  $   859
 Reinsurance assumed...........................................      (5)      (5)      (5)
 Reinsurance ceded.............................................     980      965    1,028
                                                                -------  -------  -------
   Net other revenues.......................................... $ 1,725  $ 1,739  $ 1,882
                                                                =======  =======  =======
POLICYHOLDER BENEFITS AND CLAIMS:
 Direct policyholder benefits and claims....................... $21,246  $21,570  $21,863
 Reinsurance assumed...........................................   1,235    1,045    1,018
 Reinsurance ceded.............................................  (1,774)  (1,953)  (2,182)
                                                                -------  -------  -------
   Net policyholder benefits and claims........................ $20,707  $20,662  $20,699
                                                                =======  =======  =======
INTEREST CREDITED TO POLICYHOLDER ACCOUNT BALANCES:
 Direct interest credited to policyholder account balances..... $ 2,581  $ 2,734  $ 3,228
 Reinsurance assumed...........................................      28       13       23
 Reinsurance ceded.............................................     (86)     (78)     (70)
                                                                -------  -------  -------
   Net interest credited to policyholder account balances...... $ 2,523  $ 2,669  $ 3,181
                                                                =======  =======  =======
POLICYHOLDER DIVIDENDS:
 Direct policyholder dividends................................. $ 1,475  $ 1,643  $ 1,740
 Reinsurance ceded.............................................     (32)     (31)     (24)
                                                                -------  -------  -------
   Net policyholder dividends.................................. $ 1,443  $ 1,612  $ 1,716
                                                                =======  =======  =======
OTHER EXPENSES:
 Direct other expenses......................................... $ 5,140  $ 4,945  $ 5,681
 Reinsurance assumed...........................................     462      427      182
 Reinsurance ceded.............................................     657      637      715
                                                                -------  -------  -------
   Net other expenses.......................................... $ 6,259  $ 6,009  $ 6,578
                                                                =======  =======  =======

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The amounts in the consolidated balance sheets include the impact of reinsurance. Information regarding the effect of reinsurance was as follows at:

                                                                             DECEMBER 31, 2010
                                                                  ---------------------------------------
                                                                   TOTAL
                                                                  BALANCE                   TOTAL, NET OF
                                                                   SHEET   ASSUMED  CEDED    REINSURANCE
                                                                  -------- ------- -------  -------------
                                                                               (IN MILLIONS)
ASSETS:
Premiums, reinsurance and other receivables...................... $ 26,802 $  476  $25,316    $  1,010
Deferred policy acquisition costs and value of business acquired.    8,191    342     (473)      8,322
                                                                  -------- ------  -------    --------
 Total assets.................................................... $ 34,993 $  818  $24,843    $  9,332
                                                                  ======== ======  =======    ========
LIABILITIES:
Future policy benefits........................................... $102,950 $1,723  $    --    $101,227
Policyholder account balances....................................   88,922    320       --      88,602
Other policy-related balances....................................    5,649    279      (78)      5,448
Other liabilities................................................   35,113  7,543   20,055       7,515
                                                                  -------- ------  -------    --------
 Total liabilities............................................... $232,634 $9,865  $19,977    $202,792
                                                                  ======== ======  =======    ========

                                                                             DECEMBER 31, 2009
                                                                  ---------------------------------------
                                                                   TOTAL
                                                                  BALANCE                   TOTAL, NET OF
                                                                   SHEET   ASSUMED  CEDED    REINSURANCE
                                                                  -------- ------- -------  -------------
                                                                               (IN MILLIONS)
ASSETS:
Premiums, reinsurance and other receivables...................... $ 26,375 $  525  $24,885    $    965
Deferred policy acquisition costs and value of business acquired.    9,364    343     (575)      9,596
                                                                  -------- ------  -------    --------
 Total assets.................................................... $ 35,739 $  868  $24,310    $ 10,561
                                                                  ======== ======  =======    ========
LIABILITIES:
Future policy benefits........................................... $ 99,960 $1,771  $    --    $ 98,189
Policyholder account balances....................................   86,590    810       --      85,780
Other policy-related balances....................................    5,627    270     (169)      5,526
Other liabilities................................................   33,690  6,788   19,150       7,752
                                                                  -------- ------  -------    --------
 Total liabilities............................................... $225,867 $9,639  $18,981    $197,247
                                                                  ======== ======  =======    ========

   Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on ceded reinsurance were $18.2 billion and $18.3 billion at December 31, 2010 and 2009, respectively. The deposit liabilities for assumed reinsurance were $7.1 billion and $6.9 billion at December 31, 2010 and 2009, respectively.

  RELATED PARTY REINSURANCE TRANSACTIONS

   The Company has reinsurance agreements with certain of MetLife, Inc.'s subsidiaries, including Exeter, First MetLife Investors Insurance Company, MetLife Insurance Company of Connecticut, MetLife Investors USA Insurance Company, MetLife Investors Insurance Company, MetLife Reinsurance Company of Charleston ("MRC"), MetLife Reinsurance Company of Vermont and Metropolitan Tower Life Insurance Company, all of which are related parties.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Information regarding the effect of affiliated reinsurance included in the consolidated statements of operations was as follows:

                                                               YEARS ENDED DECEMBER 31,
                                                               ---------------------
                                                                2010      2009    2008
                                                               ------    ------  -----
                                                                   (IN MILLIONS)
PREMIUMS:
 Reinsurance assumed (1)...................................... $   88    $   66  $  43
 Reinsurance ceded............................................    (63)      (43)   (46)
                                                               ------    ------  -----
   Net premiums............................................... $   25    $   23  $  (3)
                                                               ======    ======  =====
UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCT POLICY FEES:
 Reinsurance assumed.......................................... $   13    $    9  $   7
 Reinsurance ceded............................................   (230)     (177)  (178)
                                                               ------    ------  -----
   Net universal life and investment-type product policy fees. $ (217)   $ (168) $(171)
                                                               ======    ======  =====
OTHER REVENUES:
 Reinsurance assumed.......................................... $   (5)   $   (4) $  (5)
 Reinsurance ceded (2)........................................    908       901    923
                                                               ------    ------  -----
   Net other revenues......................................... $  903    $  897  $ 918
                                                               ======    ======  =====
POLICYHOLDER BENEFITS AND CLAIMS:
 Reinsurance assumed (1)...................................... $  112    $   75  $  57
 Reinsurance ceded............................................   (129)      (91)  (133)
                                                               ------    ------  -----
   Net policyholder benefits and claims....................... $  (17)   $  (16) $ (76)
                                                               ======    ======  =====
INTEREST CREDITED TO POLICYHOLDER ACCOUNT BALANCES:
 Reinsurance assumed.......................................... $   26    $   10  $  22
 Reinsurance ceded............................................    (86)      (78)   (70)
                                                               ------    ------  -----
   Net interest credited to policyholder account balances..... $  (60)   $  (68) $ (48)
                                                               ======    ======  =====
POLICYHOLDER DIVIDENDS:
 Reinsurance assumed.......................................... $   --    $   --  $  --
 Reinsurance ceded............................................    (16)      (18)   (20)
                                                               ------    ------  -----
   Net policyholder dividends................................. $  (16)   $  (18) $ (20)
                                                               ======    ======  =====
OTHER EXPENSES:
 Reinsurance assumed.......................................... $  362    $  331  $ 128
 Reinsurance ceded (1), (2)...................................    826       791    825
                                                               ------    ------  -----
   Net other expenses......................................... $1,188    $1,122  $ 953
                                                               ======    ======  =====

----------
(1)As a result of the RGA transaction discussed in Note 2, reinsurance transactions between RGA and affiliates were no longer considered affiliated transactions. For purposes of comparison, the 2008 affiliated transactions between RGA and affiliates have been removed from the presentation in the table above. Affiliated transactions between RGA and affiliates for the year ended December 31, 2008 included assumed premiums, assumed benefits and other expenses on ceded reinsurance of ($14) million, $42 million and $6 million, respectively.
(2)In connection with the cession of a portion of its closed block liabilities on a coinsurance with funds withheld basis to MRC, the Company recognized $908 million and $819 million of interest earned on the

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

   deposit included within premiums, reinsurance and other receivables, as well as certain administrative fees for the years ended December 31, 2010 and 2009, respectively. The Company also recognized in other expenses
   $898 million, $888 million and $911 million of interest expense associated with the funds withheld for the years ended December 31, 2010, 2009 and 2008, respectively.

   Information regarding the effect of affiliated reinsurance included in the consolidated balance sheets was as follows at:

                                                                            DECEMBER 31,
                                                                  --------------------------------
                                                                        2010             2009
                                                                  ---------------  ---------------
                                                                  ASSUMED  CEDED   ASSUMED  CEDED
                                                                  ------- -------  ------- -------
                                                                            (IN MILLIONS)
ASSETS:
Premiums, reinsurance and other receivables...................... $   14  $19,423  $   14  $19,035
Deferred policy acquisition costs and value of business acquired.    310     (323)    307     (399)
                                                                  ------  -------  ------  -------
 Total assets.................................................... $  324  $19,100  $  321  $18,636
                                                                  ======  =======  ======  =======
LIABILITIES:
Future policy benefits........................................... $  401  $    --  $  400  $    --
Policyholder account balances....................................    281       --     721       --
Other policy-related balances....................................     49      (78)     30     (169)
Other liabilities................................................  7,059   17,844   6,440   17,034
                                                                  ------  -------  ------  -------
 Total liabilities............................................... $7,790  $17,766  $7,591  $16,865
                                                                  ======  =======  ======  =======

   MLIC cedes two blocks of business to an affiliate on a 75% coinsurance with funds withheld basis. Certain contractual features of this agreement qualify as an embedded derivative, which was separately accounted for at estimated fair value on the Company's consolidated balance sheet. The embedded derivative related to the funds withheld associated with this reinsurance agreement was included within other liabilities and decreased the funds withheld balance by $9 million at December 31, 2010. The change in fair value of the embedded derivative included in net derivative gains (losses), was $9 million for the year ended December 31, 2010. The reinsurance agreement also includes an experience refund provision, whereby some or all of the profits on the underlying reinsurance agreement are returned to MLIC from the affiliated reinsurer during the first several years of the reinsurance agreement. The experience refund reduced the funds withheld by MLIC from the affiliated reinsurer by $27 million at December 31, 2010, and was considered unearned revenue, amortized over the life of the contract using the same assumptions as used for the DAC associated with the underlying policies. Amortization and interest of the unearned revenue associated with the experience refund was $5 million for the year ended December 31, 2010, respectively, and is included in universal life and investment-type product policy fees in the consolidated statement of operations. At December 31, 2010, unearned revenue related to the experience refund was $22 million, and is included in other policy-related balances in the consolidated balance sheets.

   The Company cedes risks to an affiliate related to guaranteed minimum benefit guarantees written by the Company. These ceded reinsurance agreements contain embedded derivatives and changes in their fair value were included within net derivative gains (losses). The embedded derivatives associated with the cessions were included within premiums, reinsurance and other receivables and were assets of $295 million and $263 million at December 31, 2010 and 2009, respectively. For the years ended December 31, 2010, 2009 and 2008, net derivative gains (losses) included ($66) million, ($596) million and $729 million, respectively, in changes in fair value of such embedded derivatives.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Certain contractual features of the closed block agreement with MRC create an embedded derivative, which was separately accounted for at estimated fair value on the Company's consolidated balance sheet. The embedded derivative related to the funds withheld associated with this reinsurance agreement was included within other liabilities and increased the funds withheld balance by $697 million and $101 million at December 31, 2010 and 2009, respectively. The change in estimated fair value of the embedded derivative, included in net derivative gains (losses), was ($596) million, ($1,304) million and $1,203 million, for the years ended December 31, 2010, 2009 and 2008, respectively.

   The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $1.4 billion and $1.3 billion of unsecured affiliated reinsurance recoverable balances at December 31, 2010 and 2009, respectively.

   Affiliated reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on ceded affiliated reinsurance were $15.8 billion and $15.9 billion at December 31, 2010 and 2009, respectively. The deposit liabilities for assumed affiliated reinsurance were $7.0 billion and $6.8 billion at December 31, 2010 and 2009, respectively.

10.CLOSED BLOCK

   On April 7, 2000 (the "Demutualization Date"), Metropolitan Life Insurance Company converted from a mutual life insurance company to a stock life insurance company and became a wholly-owned subsidiary of MetLife, Inc. The conversion was pursuant to an order by the New York Superintendent of Insurance (the "Superintendent") approving Metropolitan Life Insurance Company's plan of reorganization, as amended (the "Plan"). On the Demutualization Date, Metropolitan Life Insurance Company established a closed block for the benefit of holders of certain individual life insurance policies of Metropolitan Life Insurance Company. Assets have been allocated to the closed block in an amount that has been determined to produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including, but not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect for 1999, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if the experience changes. At least annually, the Company compares actual and projected experience against the experience assumed in the then-current dividend scales. Dividend scales are adjusted periodically to give effect to changes in experience.

   The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect for 1999 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in-force. The expected life of the closed block is over 100 years.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The Company uses the same accounting principles to account for the participating policies included in the closed block as it used prior to the Demutualization Date. However, the Company establishes a policyholder dividend obligation for earnings that will be paid to policyholders as additional dividends as described below. The excess of closed block liabilities over closed block assets at the Demutualization Date (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the estimated maximum future earnings from the closed block expected to result from operations attributed to the closed block after income taxes. Earnings of the closed block are recognized in income over the period the policies and contracts in the closed block remain in-force. Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block are greater than the expected cumulative earnings of the closed block, the Company will pay the excess of the actual cumulative earnings of the closed block over the expected cumulative earnings to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block and, accordingly, will recognize only the expected cumulative earnings in income with the excess recorded as a policyholder dividend obligation. If over such period, the actual cumulative earnings of the closed block are less than the expected cumulative earnings of the closed block, the Company will recognize only the actual earnings in income. However, the Company may change policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equal the expected cumulative earnings.

   Experience within the closed block, in particular mortality and investment yields, as well as realized and unrealized gains and losses, directly impact the policyholder dividend obligation. The policyholder dividend obligation increased to $876 million at December 31, 2010, from zero at December 31, 2009, as a result of recent unrealized gains in the closed block. Amortization of the closed block DAC, which resides outside of the closed block, is based upon cumulative actual and expected earnings within the closed block. Accordingly, the Company's net income continues to be sensitive to the actual performance of the closed block.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Information regarding the closed block liabilities and assets designated to the closed block was as follows:

                                                                                           DECEMBER 31,
                                                                                         ----------------
                                                                                           2010     2009
                                                                                         -------  -------
                                                                                           (IN MILLIONS)
CLOSED BLOCK LIABILITIES
Future policy benefits.................................................................. $43,456  $43,576
Other policy-related balances...........................................................     316      307
Policyholder dividends payable..........................................................     579      615
Policyholder dividend obligation........................................................     876       --
Current income tax payable..............................................................     178       --
Other liabilities.......................................................................     627      576
                                                                                         -------  -------
 Total closed block liabilities.........................................................  46,032   45,074
                                                                                         -------  -------
ASSETS DESIGNATED TO THE CLOSED BLOCK
Investments:
 Fixed maturity securities available-for-sale, at estimated fair value (amortized cost:
   $27,067 and $27,129, respectively)...................................................  28,768   27,375
 Equity securities available-for-sale, at estimated fair value (cost: $110 and $204,
   respectively)........................................................................     102      218
 Mortgage loans.........................................................................   6,253    6,200
 Policy loans...........................................................................   4,629    4,538
 Real estate and real estate joint ventures held-for-investment.........................     328      321
 Short-term investments.................................................................       1        1
 Other invested assets..................................................................     729      463
                                                                                         -------  -------
   Total investments....................................................................  40,810   39,116
Cash and cash equivalents...............................................................     236      241
Accrued investment income...............................................................     518      489
Premiums, reinsurance and other receivables.............................................      95       78
Current income tax recoverable..........................................................      --      112
Deferred income tax assets..............................................................     474      612
                                                                                         -------  -------
 Total assets designated to the closed block............................................  42,133   40,648
                                                                                         -------  -------
Excess of closed block liabilities over assets designated to the closed block...........   3,899    4,426
                                                                                         -------  -------
Amounts included in accumulated other comprehensive income (loss):
 Unrealized investment gains (losses), net of income tax of $594 and $89, respectively..   1,101      166
 Unrealized gains (losses) on derivative instruments, net of income tax of $5 and ($3),
   respectively.........................................................................      10       (5)
 Allocated to policyholder dividend obligation, net of income tax of ($307) and $0,
   respectively.........................................................................    (569)      --
                                                                                         -------  -------
   Total amounts included in accumulated other comprehensive income (loss)..............     542      161
                                                                                         -------  -------
Maximum future earnings to be recognized from closed block assets and liabilities....... $ 4,441  $ 4,587
                                                                                         =======  =======

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Information regarding the closed block policyholder dividend obligation was as follows:

                                                    YEARS ENDED
                                                    DECEMBER 31,
                                                  ---------------
                                                  2010 2009  2008
                                                  ---- ---- -----
                                                   (IN MILLIONS)
             Balance at January 1,............... $ -- $--  $ 789
             Change in unrealized investment and.
             derivative gains (losses)...........  876  --   (789)
                                                  ---- ---  -----
             Balance at December 31,............. $876 $--  $  --
                                                  ==== ===  =====

   Information regarding the closed block revenues and expenses was as follows:

                                                                                     YEARS ENDED DECEMBER 31,
                                                                                     ----------------------
                                                                                      2010     2009    2008
                                                                                     ------   ------  ------
                                                                                          (IN MILLIONS)
REVENUES
Premiums............................................................................ $2,461   $2,708  $2,787
Net investment income...............................................................  2,294    2,197   2,248
Net investment gains (losses):
 Other-than-temporary impairments on fixed maturity securities......................    (32)    (107)    (94)
 Other-than-temporary impairments on fixed maturity securities transferred to other
   comprehensive income (loss)......................................................     --       40      --
 Other net investment gains (losses)................................................     71      327     (19)
                                                                                     ------   ------  ------
   Total net investment gains (losses)..............................................     39      260    (113)
 Net derivative gains (losses)......................................................    (27)    (128)     29
                                                                                     ------   ------  ------
   Total revenues...................................................................  4,767    5,037   4,951
                                                                                     ------   ------  ------
EXPENSES
Policyholder benefits and claims....................................................  3,115    3,329   3,393
Policyholder dividends..............................................................  1,235    1,394   1,498
Other expenses......................................................................    199      203     217
                                                                                     ------   ------  ------
   Total expenses...................................................................  4,549    4,926   5,108
                                                                                     ------   ------  ------
Revenues, net of expenses before provision for income tax expense (benefit).........    218      111    (157)
Provision for income tax expense (benefit)..........................................     72       36     (68)
                                                                                     ------   ------  ------
Revenues, net of expenses and provision for income tax expense (benefit)............ $  146   $   75  $  (89)
                                                                                     ======   ======  ======

   The change in the maximum future earnings of the closed block was as follows:

                                            YEARS ENDED DECEMBER 31,
                                            ----------------------
                                             2010      2009    2008
                                            ------    ------  ------
                                                (IN MILLIONS)
              Balance at December 31,...... $4,441    $4,587  $4,518
              Less:
               Closed block adjustment (1).     --       144      --
              Balance at January 1,........  4,587     4,518   4,429
                                            ------    ------  ------
              Change during year........... $ (146)   $  (75) $   89
                                            ======    ======  ======

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

----------
(1)The closed block adjustment represents an intra-company reallocation of assets which affected the closed block. The adjustment had no impact on the Company's consolidated financial statements.

   Metropolitan Life Insurance Company charges the closed block with federal income taxes, state and local premium taxes and other additive state or local taxes, as well as investment management expenses relating to the closed block as provided in the Plan. Metropolitan Life Insurance Company also charges the closed block for expenses of maintaining the policies included in the closed block.

11.LONG-TERM AND SHORT-TERM DEBT

   Long-term and short-term debt outstanding is as follows:

                                            INTEREST RATES
                                         -------------------
                                                                        DECEMBER 31,
                                                     WEIGHTED           -------------
                                            RANGE    AVERAGE  MATURITY   2010   2009
                                         ----------- -------- --------- ------ ------
                                                                        (IN MILLIONS)
Surplus notes -- affiliated............. 2.23%-7.38%   4.61%  2011-2037 $1,874 $1,986
Surplus notes........................... 7.63%-7.88%   7.85%  2015-2025    699    698
Capital notes -- affiliated.............      7.13%    7.13%  2032-2033    500    500
Mortgage loans -- affiliated............ 7.01%-7.26%   7.18%      2020     199    200
Other notes with varying interest rates. 3.76%-8.56%   8.45%  2011-2017    102     65
Secured demand note -- affiliated.......    0.50%      0.50%    2011        25     25
Capital lease obligations...............                                    27     28
                                                                        ------ ------
Total long-term debt (1)................                                 3,426  3,502
Total short-term debt...................                                   102    319
                                                                        ------ ------
 Total..................................                                $3,528 $3,821
                                                                        ====== ======

----------
(1)Excludes $184 million at December 31, 2010 of long-term debt relating to CSEs. See Note 3.

   The aggregate maturities of long-term debt at December 31, 2010 for the next five years and thereafter are $853 million in 2011, less than $1 million in 2012, less than $1 million in 2013, $217 million in 2014, $388 million in 2015 and $1,968 million thereafter.

   Capital lease obligations, mortgage loans and the secured demand note are collateralized and rank highest in priority, followed by unsecured senior debt which consists of other notes with varying interest rates. Payments of interest and principal on the Company's surplus notes and capital notes are subordinate to all other obligations. Payments of interest and principal on surplus notes may be made only with the prior approval of the insurance department of the state of domicile, whereas such payments on capital notes may or may not require this prior approval.

   Certain of the Company's debt instruments, credit facilities and committed facilities contain various administrative, reporting, legal and financial covenants. The Company believes it was in compliance with all covenants at both December 31, 2010 and 2009.

  SURPLUS NOTES -- AFFILIATED

   On December 29, 2010, Metropolitan Life Insurance Company repaid a
$300 million surplus note to MetLife, Inc. in cash. The note was issued in December 2009, with an original maturity of 2011 and an interest rate of 6-month LIBOR plus 1.80%. The issuance was settled by the transfer of securities from MetLife, Inc. to the Company.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   On November 8, 2010, Metropolitan Life Insurance Company issued a $188 million surplus note to MetLife Mexico, S.A. ("MetLife Mexico"), an affiliate, maturing in 2015 with an interest rate of 3.0%.

   In December 2009, Metropolitan Life Insurance Company's $700 million surplus note issued to MetLife, Inc. was renewed and increased to $775 million, extending the maturity to 2011 with an interest rate of 6-month LIBOR plus 1.80%.

   In September 2009, Metropolitan Life Insurance Company issued a $217 million surplus note to MetLife Mexico, maturing in 2014 with an interest rate of 6.46%.

  MORTGAGE LOANS -- AFFILIATED

   In December 2009, two wholly-owned real estate subsidiaries of the Company issued notes aggregating $200 million to MetLife Insurance Company of Connecticut and its wholly-owned subsidiary, MetLife Investors USA Insurance Company, both affiliates of the Company. These affiliated mortgage loans are secured by real estate held by the Company for investment. Of these loans, $60 million bears interest at a rate of 7.01% payable in quarterly interest payments through maturity in 2020, and $140 million bears interest at a rate of 7.26% and is payable in quarterly principal and interest payments through maturity in 2020.

  SECURED DEMAND NOTE -- AFFILIATED

   Effective September 2008, the Company entered into a secured demand note collateral agreement with an affiliate pursuant to which the affiliate pledged securities to the Company to collateralize its obligation to lend $25 million to the Company. The Company has not exercised its right to sell or repledge the collateral.

  SHORT-TERM DEBT

   Short-term debt with maturities of one year or less was $102 million and $319 million at December 31, 2010 and 2009, respectively, which consisted entirely of commercial paper. During the years ended December 31, 2010, 2009 and 2008, the weighted average interest rate on short-term debt was 0.21%, 0.35% and 2.40%, respectively. During the years ended December 31, 2010, 2009 and 2008, the average daily balance of short-term debt was $311 million, $365 million and $421 million, respectively, and was outstanding for an average of 29 days, 23 days and 25 days, respectively.

  INTEREST EXPENSE

   Interest expense related to the Company's indebtedness included in other expenses was $202 million, $166 million and $192 million for the years ended December 31, 2010, 2009 and 2008, respectively. These amounts include
$143 million, $105 million and $120 million of interest expense related to affiliated debt for the years ended December 31, 2010, 2009 and 2008, respectively.

  CREDIT AND COMMITTED FACILITIES

   The Company maintains unsecured credit facilities and a committed facility, which aggregated $4.0 billion and $500 million, respectively, at December 31, 2010. When drawn upon, these facilities bear interest at varying rates in accordance with the respective agreements.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Credit Facilities. The unsecured credit facilities are used for general corporate purposes, to support the borrowers' commercial paper program and for the issuance of letters of credit. Total fees expensed by the Company associated with these credit facilities were $8 million, $6 million and $4 million for the years ended December 31, 2010, 2009 and 2008, respectively. Information on these credit facilities at December 31, 2010 is as follows:

                                                                   LETTER OF
                                                                    CREDIT               UNUSED
BORROWER(S)                                 EXPIRATION    CAPACITY ISSUANCES DRAWDOWNS COMMITMENTS
---------------------------------------- -------------    -------- --------- --------- -----------
                                                               (IN MILLIONS)
MetLife, Inc. and MetLife Funding, Inc..  October 2011     $1,000   $   --      $--      $1,000
MetLife, Inc. and MetLife Funding, Inc.. October 2013 (1)   3,000    1,507       --       1,493
                                                           ------   ------      ---      ------
 Total..................................                   $4,000   $1,507      $--      $2,493
                                                           ======   ======      ===      ======

----------
(1)All borrowings under the credit agreement must be repaid by October 2013, except that letters of credit outstanding upon termination may remain outstanding until October 2014.

   Committed Facilities. The committed facility is used for collateral for certain of the Company's affiliated reinsurance liabilities. Total fees expensed by the Company associated with this committed facility were $4 million, $3 million and $4 million for the years ended December 31, 2010, 2009 and 2008, respectively. Information on the committed facility at December 31, 2010 is as follows:

                                                            LETTER OF
                                                             CREDIT               UNUSED    MATURITY
ACCOUNT PARTY/BORROWER(S)               EXPIRATION CAPACITY ISSUANCES DRAWDOWNS COMMITMENTS (YEARS)
--------------------------------------- ---------- -------- --------- --------- ----------- --------
                                                               (IN MILLIONS)
Exeter Reassurance Company Ltd.,
  MetLife, Inc. & Missouri Reinsurance
  (Barbados), Inc...................... June 2016    $500     $490       $--        $10        5

12.INCOME TAX

   The provision for income tax from continuing operations was as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                       -----------------------
                                                       2010    2009     2008
                                                       ----  -------   ------
                                                           (IN MILLIONS)
    Current:
     Federal.......................................... $309  $   212   $ (295)
     State and local..................................    4        3        2
     Foreign..........................................   46      174      253
                                                       ----  -------   ------
       Subtotal.......................................  359      389      (40)
                                                       ----  -------   ------
     Deferred:........................................
     Federal..........................................  354   (2,226)   1,668
     Foreign..........................................   69      (53)      22
                                                       ----  -------   ------
       Subtotal.......................................  423   (2,279)   1,690
                                                       ----  -------   ------
         Provision for income tax expense (benefit)... $782  $(1,890)  $1,650
                                                       ====  =======   ======

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported for continuing operations was as follows:

                                                                  YEARS ENDED DECEMBER 31,
                                                                  ----------------------
                                                                   2010     2009    2008
                                                                  -----   -------  ------
                                                                       (IN MILLIONS)
Tax provision at U.S. statutory rate............................. $ 895   $(1,548) $1,758
Tax effect of:
 Tax-exempt investment income....................................  (100)     (149)   (116)
 State and local income tax......................................     1        --       1
 Prior year tax..................................................    48       (11)     52
 Tax credits.....................................................   (72)      (85)    (56)
 Foreign tax rate differential and change in valuation allowance.     5       (77)    (14)
 Other, net......................................................     5       (20)     25
                                                                  -----   -------  ------
   Provision for income tax expense (benefit).................... $ 782   $(1,890) $1,650
                                                                  =====   =======  ======

   Deferred income tax represents the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:

                                                        DECEMBER 31,
                                                       --------------
                                                        2010    2009
                                                       ------  ------
                                                       (IN MILLIONS)
          Deferred income tax assets:
           Policyholder liabilities and receivables... $2,787  $3,245
           Net operating loss carryforwards...........     24      49
           Employee benefits..........................    632     751
           Capital loss carryforwards.................     12       5
           Tax credit carryforwards...................    287     296
           Net unrealized investment losses...........     --     326
           Litigation-related and government mandated.    220     239
           Other......................................     17      24
                                                       ------  ------
                                                        3,979   4,935
           Less: Valuation allowance..................     38      26
                                                       ------  ------
                                                        3,941   4,909
                                                       ------  ------
          Deferred income tax liabilities:
           Investments, including derivatives.........  1,219   1,338
           DAC........................................  2,235   2,283
           Net unrealized investment gains............  1,239      --
           Intangibles................................    189     184
           Other......................................      9      10
                                                       ------  ------
                                                        4,891   3,815
                                                       ------  ------
           Net deferred income tax asset (liability).. $ (950) $1,094
                                                       ======  ======

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Domestic net operating loss carryforwards of $29 million at December 31, 2010 will expire beginning in 2020. State net operating loss carryforwards of $26 million at December 31, 2010 will expire beginning in 2011. Foreign net operating loss carryforwards of $38 million at December 31, 2010 were generated in various foreign countries with expiration periods of five years to indefinite expiration. Foreign capital loss carryforwards of $35 million at December 31, 2010 will expire beginning in 2014. Tax credit carryforwards were $287 million at December 31, 2010.

   The Company has recorded a valuation allowance related to tax benefits of certain state and foreign net operating and capital loss carryforwards. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for certain foreign net operating and capital loss carryforwards will not be realized. The tax benefit will be recognized when management believes that it is more likely than not that these deferred income tax assets are realizable. In 2010, the Company recorded an overall increase to the deferred tax valuation allowance of $12 million, comprised of an increase of $4 million related to certain state and foreign net operating loss carryforwards and an increase of $8 million related to certain foreign capital loss carryforwards.

   The Company files income tax returns with the U.S. federal government and various state and local jurisdictions, as well as foreign jurisdictions. The Company is under continuous examination by the Internal Revenue Service ("IRS") and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction. With a few exceptions, the Company is no longer subject to U.S. federal, state and local, or foreign income tax examinations by tax authorities for years prior to 2000. In early 2009, the Company and the IRS completed and substantially settled the audit years of 2000 to 2002. A few issues not settled have been escalated to the next level, IRS Appeals. In April 2010, the IRS exam of the current audit cycle, years 2003 to 2006, began.

   The Company's liability for unrecognized tax benefits may decrease in the next 12 months pending the outcome of remaining issues, tax-exempt income and tax credits, associated with the 2000 to 2002 IRS audit. A reasonable estimate of the decrease cannot be made at this time. However, the Company continues to believe that the ultimate resolution of the issues will not result in a material change to its consolidated financial statements, although the resolution of income tax matters could impact the Company's effective tax rate for a particular future period.

   The Company classifies interest accrued related to unrecognized tax benefits in interest expense, included within other expenses, while penalties are included in income tax expense.

   At December 31, 2010, the Company's total amount of unrecognized tax benefits was $499 million and the total amount of unrecognized tax benefits that would affect the effective tax rate, if recognized, was $432 million. The total amount of unrecognized tax benefits decreased by $93 million from December 31, 2009 primarily due to decreases for tax positions of prior years and settlements reached with the IRS. Settlements with tax authorities amounted to $31 million, all of which was reclassified to current and deferred income tax payable, as applicable, with $1 million paid in 2010.

   At December 31, 2009, the Company's total amount of unrecognized tax benefits was $592 million and the total amount of unrecognized tax benefits that would affect the effective tax rate, if recognized, was $490 million. The total amount of unrecognized tax benefits decreased by $1 million from December 31, 2008 primarily due to additions for tax positions of the current and prior years offset by settlements reached with the IRS. Settlements with tax authorities amounted to $45 million, of which $43 million was reclassified to current income tax payable and paid in 2009 and $2 million reduced current income tax expense.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   At December 31, 2008, the Company's total amount of unrecognized tax benefits was $593 million and the total amount of unrecognized tax benefits that would affect the effective tax rate, if recognized, was $485 million. The total amount of unrecognized tax benefits decreased by $62 million from December 31, 2007 primarily due to settlements reached with the IRS with respect to certain significant issues involving demutualization, leasing and tax credits offset by additions for tax positions of the current year. As a result of the settlements, items within the liability for unrecognized tax benefits, in the amount of $135 million, were reclassified to current and deferred income tax payable, as applicable, of which $2 million was paid in 2008 and $133 million was paid in 2009.

   A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                      -----------------------
                                                      2010    2009     2008
                                                      ----    ----     -----
                                                        (IN MILLIONS)
        Balance at January 1,........................ $592    $593    $ 655
        Additions for tax positions of prior years...    2      42        4
        Reductions for tax positions of prior years..  (54)    (30)     (33)
        Additions for tax positions of current year..    2      34      120
        Reductions for tax positions of current year.   (1)     (2)     (12)
        Settlements with tax authorities.............  (31)    (45)    (135)
        Lapses of statutes of limitations............  (11)     --       (6)
                                                       ----    ----    -----
        Balance at December 31,...................... $499    $592    $ 593
                                                       ====    ====    =====

   During the year ended December 31, 2010, the Company recognized $27 million in interest expense associated with the liability for unrecognized tax benefits. At December 31, 2010, the Company had $176 million of accrued interest associated with the liability for unrecognized tax benefits. The
$4 million increase from December 31, 2009 in accrued interest associated with the liability for unrecognized tax benefits resulted from an increase of $27 million of interest expense and a $23 million decrease primarily resulting from the aforementioned IRS settlements. Of the $23 million decrease, $9 million has been reclassified to current income tax payable of which $2 million was paid in 2010. The remaining $14 million reduced interest expense.

   During the year ended December 31, 2009, the Company recognized $38 million in interest expense associated with the liability for unrecognized tax benefits. At December 31, 2009, the Company had $172 million of accrued interest associated with the liability for unrecognized tax benefits. The
$16 million increase from December 31, 2008 in accrued interest associated with the liability for unrecognized tax benefits resulted from an increase of $38 million of interest expense and a $22 million decrease primarily resulting from the aforementioned IRS settlements. Of the $22 million decrease, $20 million was reclassified to current income tax payable and was paid in 2009. The remaining $2 million reduced interest expense.

   During the year ended December 31, 2008, the Company recognized $33 million in interest expense associated with the liability for unrecognized tax benefits. At December 31, 2008, the Company had $156 million of accrued interest associated with the liability for unrecognized tax benefits. The
$41 million decrease from December 31, 2007 in accrued interest associated with the liability for unrecognized tax benefits resulted from an increase of $33 million of interest expense and a $74 million decrease primarily resulting from the aforementioned IRS settlements. Of the $74 million decrease, $73 million was reclassified to current income tax payable in 2008, with $4 million and $69 million paid in 2008 and 2009, respectively. The remaining $1 million reduced interest expense.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The U.S. Treasury Department and the IRS have indicated that they intend to address through regulations the methodology to be followed in determining the dividends received deduction ("DRD"), related to variable life insurance and annuity contracts. The DRD reduces the amount of dividend income subject to tax and is a significant component of the difference between the actual tax expense and expected amount determined using the federal statutory tax rate of 35%. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time. For the years ended December 31, 2010 and 2009, the Company recognized an income tax benefit of $38 million and $101 million, respectively, related to the separate account DRD. The 2010 benefit included an expense of $23 million related to a true-up of the 2009 tax return. The 2009 benefit included a benefit of $10 million related to a true-up of the 2008 tax return.

13.  CONTINGENCIES, COMMITMENTS AND GUARANTEES

CONTINGENCIES

  LITIGATION

   The Company is a defendant in a large number of litigation matters. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the United States permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experience of the Company in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

   Due to the vagaries of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time may normally be difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

   On a quarterly and annual basis, the Company reviews relevant information with respect to litigation and contingencies to be reflected in the Company's consolidated financial statements. The review includes senior legal and financial personnel. Estimates of possible losses or ranges of loss for particular matters cannot in the ordinary course be made with a reasonable degree of certainty. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Liabilities have been established for a number of the matters noted below. It is possible that some of the matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be estimated at December 31, 2010.

  Asbestos-Related Claims

   Metropolitan Life Insurance Company is and has been a defendant in a large number of asbestos-related suits filed primarily in state courts. These suits principally allege that the plaintiff or plaintiffs suffered personal injury resulting from exposure to asbestos and seek both actual and punitive damages. Metropolitan Life

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

Insurance Company has never engaged in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products nor has Metropolitan Life Insurance Company issued liability or workers' compensation insurance to companies in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products. The lawsuits principally have focused on allegations with respect to certain research, publication and other activities of one or more of Metropolitan Life Insurance Company's employees during the period from the 1920's through approximately the 1950's and allege that Metropolitan Life Insurance Company learned or should have learned of certain health risks posed by asbestos and, among other things, improperly publicized or failed to disclose those health risks. Metropolitan Life Insurance Company believes that it should not have legal liability in these cases. The outcome of most asbestos litigation matters, however, is uncertain and can be impacted by numerous variables, including differences in legal rulings in various jurisdictions, the nature of the alleged injury, and factors unrelated to the ultimate legal merit of the claims asserted against Metropolitan Life Insurance Company. Metropolitan Life Insurance Company employs a number of resolution strategies to manage its asbestos loss exposure, including seeking resolution of pending litigation by judicial rulings and settling individual or groups of claims or lawsuits under appropriate circumstances.

   Claims asserted against Metropolitan Life Insurance Company have included negligence, intentional tort and conspiracy concerning the health risks associated with asbestos. Metropolitan Life Insurance Company's defenses (beyond denial of certain factual allegations) include that: (i) Metropolitan Life Insurance Company owed no duty to the plaintiffs-- it had no special relationship with the plaintiffs and did not manufacture, produce, distribute or sell the asbestos products that allegedly injured plaintiffs;
(ii) plaintiffs did not rely on any actions of Metropolitan Life Insurance Company; (iii) Metropolitan Life Insurance Company's conduct was not the cause of the plaintiffs' injuries; (iv) plaintiffs' exposure occurred after the dangers of asbestos were known; and (v) the applicable time with respect to filing suit has expired. During the course of the litigation, certain trial courts have granted motions dismissing claims against Metropolitan Life Insurance Company, while other trial courts have denied Metropolitan Life Insurance Company's motions to dismiss. There can be no assurance that Metropolitan Life Insurance Company will receive favorable decisions on motions in the future. While most cases brought to date have settled, Metropolitan Life Insurance Company intends to continue to defend aggressively against claims based on asbestos exposure, including defending claims at trials.

   The approximate total number of asbestos personal injury claims pending against Metropolitan Life Insurance Company as of the dates indicated, the approximate number of new claims during the years ended on those dates and the approximate total settlement payments made to resolve asbestos personal injury claims at or during those years are set forth in the following table:

                                                        DECEMBER 31,
                                                 --------------------------------------
                                                   2010         2009         2008
                                                 --------     --------     --------
                                                 (IN MILLIONS, EXCEPT NUMBER OF CLAIMS)
    Asbestos personal injury claims at year end.   68,513       68,804       74,027
    Number of new claims during the year........    5,670        3,910        5,063
    Settlement payments during the year (1)..... $   34.9     $   37.6     $   99.0

----------

(1) Settlement payments represent payments made by Metropolitan Life Insurance Company during the year in connection with settlements made in that year and in prior years. Amounts do not include Metropolitan Life
    Insurance Company's attorneys' fees and expenses and do not reflect amounts received from insurance carriers.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   In 2007, Metropolitan Life Insurance Company received approximately 7,161 new claims, ending the year with a total of approximately 79,717 claims, and paid approximately $28.2 million for settlements reached in 2007 and prior years. In 2006, Metropolitan Life Insurance Company received approximately 7,870 new claims, ending the year with a total of approximately 87,070 claims, and paid approximately $35.5 million for settlements reached in 2006 and prior years. In 2005, Metropolitan Life Insurance Company received approximately 18,500 new claims, ending the year with a total of approximately 100,250 claims, and paid approximately $74.3 million for settlements reached in 2005 and prior years. In 2004, Metropolitan Life Insurance Company received approximately 23,900 new claims, ending the year with a total of approximately 108,000 claims, and paid approximately $85.5 million for settlements reached in 2004 and prior years. In 2003, Metropolitan Life Insurance Company received approximately 58,750 new claims, ending the year with a total of approximately 111,700 claims, and paid approximately $84.2 million for settlements reached in 2003 and prior years. The number of asbestos cases that may be brought, the aggregate amount of any liability that Metropolitan Life Insurance Company may incur, and the total amount paid in settlements in any given year are uncertain and may vary significantly from year to year.

   The ability of Metropolitan Life Insurance Company to estimate its ultimate asbestos exposure is subject to considerable uncertainty, and the conditions impacting its liability can be dynamic and subject to change. The availability of reliable data is limited and it is difficult to predict with any certainty the numerous variables that can affect liability estimates, including the number of future claims, the cost to resolve claims, the disease mix and severity of disease in pending and future claims, the impact of the number of new claims filed in a particular jurisdiction and variations in the law in the jurisdictions in which claims are filed, the possible impact of tort reform efforts, the willingness of courts to allow plaintiffs to pursue claims against Metropolitan Life Insurance Company when exposure to asbestos took place after the dangers of asbestos exposure were well known, and the impact of any possible future adverse verdicts and their amounts.

   The ability to make estimates regarding ultimate asbestos exposure declines significantly as the estimates relate to years further in the future. In the Company's judgment, there is a future point after which losses cease to be probable and reasonably estimable. It is reasonably possible that the Company's total exposure to asbestos claims may be materially greater than the asbestos liability currently accrued and that future charges to income may be necessary. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on the Company's financial position.

   During 1998, Metropolitan Life Insurance Company paid $878 million in premiums for excess insurance policies for asbestos-related claims. The excess insurance policies for asbestos-related claims provided for recovery of losses up to $1.5 billion in excess of a $400 million self-insured retention. The Company's initial option to commute the excess insurance policies for asbestos-related claims would have arisen at the end of 2008. On September 29, 2008, Metropolitan Life Insurance Company entered into agreements commuting the excess insurance policies at September 30, 2008. As a result of the commutation of the policies, Metropolitan Life Insurance Company received cash and securities totaling $632 million. Of this total, Metropolitan Life Insurance Company received $115 million in fixed maturity securities on September 26, 2008, $200 million in cash on October 29, 2008, and $317 million in cash on January 29, 2009. Metropolitan Life Insurance Company recognized a loss on commutation of the policies in the amount of $35.3 million during 2008.

   In the years prior to commutation, the excess insurance policies for asbestos-related claims were subject to annual and per claim sublimits. Amounts exceeding the sublimits during 2007, 2006 and 2005 were approximately
$16 million, $8 million and $0, respectively. Amounts were recoverable under the policies annually with respect to claims paid during the prior calendar year. Each asbestos-related policy contained an

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

experience fund and a reference fund that provided for payments to Metropolitan Life Insurance Company at the commutation date if the reference fund was greater than zero at commutation or pro rata reductions from time to time in the loss reimbursements to Metropolitan Life Insurance Company if the cumulative return on the reference fund was less than the return specified in the experience fund. The return in the reference fund was tied to performance of the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. A claim with respect to the prior year was made under the excess insurance policies in each year from 2003 through 2008 for the amounts paid with respect to asbestos litigation in excess of the retention. The foregone loss reimbursements were approximately $62.2 million with respect to claims for the period of 2002 through 2007. Because the policies were commuted at September 30, 2008, there will be no claims under the policies or forgone loss reimbursements with respect to payments made in 2008 and thereafter.

   The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for asbestos-related claims. Metropolitan Life Insurance Company's recorded asbestos liability is based on its estimation of the following elements, as informed by the facts presently known to it, its understanding of current law and its past experiences: (i) the probable and reasonably estimable liability for asbestos claims already asserted against Metropolitan Life Insurance Company, including claims settled but not yet paid; (ii) the probable and reasonably estimable liability for asbestos claims not yet asserted against Metropolitan Life Insurance Company, but which Metropolitan Life Insurance Company believes are reasonably probable of assertion; and (iii) the legal defense costs associated with the foregoing claims. Significant assumptions underlying Metropolitan Life Insurance Company's analysis of the adequacy of its recorded liability with respect to asbestos litigation include: (i) the number of future claims; (ii) the cost to resolve claims; and (iii) the cost to defend claims.

   Metropolitan Life Insurance Company reevaluates on a quarterly and annual basis its exposure from asbestos litigation, including studying its claims experience, reviewing external literature regarding asbestos claims experience in the United States, assessing relevant trends impacting asbestos liability and considering numerous variables that can affect its asbestos liability exposure on an overall or per claim basis. These variables include bankruptcies of other companies involved in asbestos litigation, legislative and judicial developments, the number of pending claims involving serious disease, the number of new claims filed against it and other defendants and the jurisdictions in which claims are pending. As previously disclosed, in 2002 Metropolitan Life Insurance Company increased its recorded liability for asbestos-related claims by $402 million from approximately $820 million to $1,225 million. Based upon its regular reevaluation of its exposure from asbestos litigation, Metropolitan Life Insurance Company has updated its liability analysis for asbestos-related claims through December 31, 2010.

  Regulatory Matters

   The Company receives and responds to subpoenas or other inquiries from state regulators, including state insurance commissioners; state attorneys general or other state governmental authorities; federal regulators, including the U.S. Securities and Exchange Commission ("SEC"); federal governmental authorities, including congressional committees; and the Financial Industry Regulatory Authority ("FINRA") seeking a broad range of information. The issues involved in information requests and regulatory matters vary widely. The Company cooperates in these inquiries.

   United States of America v. EME Homer City Generation, L.P., et al. (W.D.
Pa., filed January 4, 2011).   On January 4, 2011, the United States commenced
a civil action in United States District Court for the Western District of Pennsylvania against EME Homer City Generation L.P. ("EME Homer City"), Homer City OL6 LLC, and other defendants regarding the operations of the Homer City Generating Station, an electricity

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

generating facility. Homer City OL6 LLC, an entity owned by Metropolitan Life Insurance Company, is a passive investor with a noncontrolling interest in the electricity generating facility, which is solely operated by the lessee, EME Homer City. The complaint seeks injunctive relief and assessment of civil penalties for alleged violations of the federal Clean Air Act and Pennsylvania's State Implementation Plan. The alleged violations were the subject of Notices of Violations ("NOVs") that the Environmental Protection Agency ("EPA") issued to EME Homer City, Homer City OL6 LLC, and others in June 2008 and May 2010. On January 7, 2011, the United States District Court for the Western District of Pennsylvania granted the motion by the Pennsylvania Department of Environmental Protection and the State of New York to intervene in the lawsuit as additional plaintiffs. On February 16, 2011, the State of New Jersey filed an Intervenor's Complaint in the lawsuit. On January 7, 2011, two plaintiffs filed a putative class action titled Scott Jackson and Maria
Jackson v. EME Homer City Generation L.P., et. al. in the United States District Court for the Western District of Pennsylvania on behalf of a putative class of persons who have allegedly incurred damage to their persons and/or property because of the violations alleged in the action brought by the United States. Homer City OL6 LLC is a defendant in this action. EME Homer City has acknowledged its obligation to indemnify Homer City OL6 LLC for any claims relating to the NOVs.

   In the Matter of Chemform, Inc. Site, Pompano Beach, Broward County, Florida. In July 2010, the EPA advised Metropolitan Life Insurance Company that it believed payments were due under two settlement agreements, known as "Administrative Orders on Consent," that New England Mutual Life Insurance Company ("New England Mutual") signed in 1989 and 1992 with respect to the cleanup of a Superfund site in Florida (the "Chemform Site"). The EPA originally contacted Metropolitan Life Insurance Company (as successor to New England Mutual) and a third party in 2001, and advised that they owed additional clean-up costs for the Chemform Site. The matter was not resolved at that time. The EPA is requesting payment of an amount under $1 million from Metropolitan Life Insurance Company and a third party for past costs and for future environmental testing costs at the Chemform Site.

   Regulatory authorities in a small number of states and FINRA, and occasionally the SEC, have had investigations or inquiries relating to sales of individual life insurance policies or annuities or other products by Metropolitan Life Insurance Company, New England Life Insurance Company ("NELICO"), GALIC, and New England Securities Corporation. These investigations often focus on the conduct of particular financial services representatives and the sale of unregistered or unsuitable products or the misuse of client assets. Over the past several years, these and a number of investigations by other regulatory authorities were resolved for monetary payments and certain other relief, including restitution payments. The Company may continue to resolve investigations in a similar manner. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for these sales practices related investigations or inquiries.

  Retained Asset Account Matters

   The New York Attorney General announced on July 29, 2010 that his office had launched a major fraud investigation into the life insurance industry for practices related to the use of retained asset accounts as a settlement option for death benefits and that subpoenas requesting comprehensive data related to retained asset accounts had been served on the Company and other insurance carriers. The Company received the subpoena on July 30, 2010. The Company also has received requests for documents and information from U.S. congressional committees and members as well as various state regulatory bodies, including the New York State Insurance Department (the "Department"). It is possible that other state and federal regulators or legislative bodies may pursue similar investigations or make related inquiries. Management cannot predict what effect any such investigations might have on the Company's earnings or the availability of the Company's retained asset account known as the Total Control Account ("TCA"), but management believes that the Company's consolidated

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

financial statements taken as a whole would not be materially affected. Management believes that any allegations that information about the TCA is not adequately disclosed or that the accounts are fraudulent or otherwise violate state or federal laws are without merit. Metropolitan Life Insurance Company is a defendant in lawsuits related to the TCA. The lawsuits include claims of breach of contract, breach of a common law fiduciary duty or a quasi fiduciary duty such as a confidential or special relationship, or breach of a fiduciary duty under the Employee Retirement Income Security Act of 1974 ("ERISA").

   Clark, et al. v. Metropolitan Life Insurance Company (D. Nev., filed March 28, 2008). This putative class action lawsuit alleges breach of contract and breach of a common law fiduciary and/or quasi-fiduciary duty arising from use of the TCA to pay life insurance policy death benefits. As damages, plaintiffs seek disgorgement of the difference between the interest paid to the account holders and the investment earnings on the assets backing the accounts. In March 2009, the court granted in part and denied in part Metropolitan Life Insurance Company's motion to dismiss, dismissing the fiduciary duty and unjust enrichment claims but allowing a breach of contract claim and a special or confidential relationship claim to go forward. On September 9, 2010, the court granted Metropolitan Life Insurance Company's motion for summary judgment. On September 20, 2010, plaintiff filed a Notice of Appeal to the United States Court of Appeals for the Ninth Circuit.

   Faber, et al. v. Metropolitan Life Insurance Company (S.D.N. Y., filed December 4, 2008). This putative class action lawsuit alleges that Metropolitan Life Insurance Company's use of the TCA as the settlement option under group life insurance policies violates Metropolitan Life Insurance Company's fiduciary duties under ERISA. As damages, plaintiffs seek disgorgement of the difference between the interest paid to the account holders and the investment earnings on the assets backing the accounts. On October 23, 2009, the court granted Metropolitan Life Insurance Company's motion to dismiss with prejudice. On November 24, 2009, plaintiffs filed a Notice of Appeal to the United States Court of Appeals for the Second Circuit.

   Keife, et al. v. Metropolitan Life Insurance Company (D. Nev., filed in state court on July 30, 2010 and removed to federal court on September 7,
2010). This putative class action lawsuit raises a breach of contract claim arising from Metropolitan Life Insurance Company's use of the TCA to pay life insurance benefits under the Federal Employees Group Life Insurance program. As damages, plaintiffs seek disgorgement of the difference between the interest paid to the account holders and the investment earnings on the assets backing the accounts. In September 2010, plaintiffs filed a motion for class certification of the breach of contract claim, which the court has stayed. On November 22, 2010, Metropolitan Life Insurance Company filed a motion to dismiss.

  Other Litigation

   Thomas, et al. v. Metropolitan Life Ins. Co., et al. (W.D. Okla., filed January 31, 2007). A putative class action complaint was filed against Metropolitan Life Insurance Company and MetLife Securities, Inc ("MSI"). Plaintiffs asserted legal theories of violations of the federal securities laws and violations of state laws with respect to the sale of certain proprietary products by the Company's agency distribution group. Plaintiffs sought rescission, compensatory damages, interest, punitive damages and attorneys' fees and expenses. In August 2009, the district court granted defendants' motion for summary judgment. On February 2, 2011, the United States Court of Appeals for the Tenth Circuit affirmed the judgment of the district court granting Metropolitan Life Insurance Company's and MSI's summary judgment motion.

   Sales Practices Claims. Over the past several years, the Company has faced numerous claims, including class action lawsuits, alleging improper marketing or sales of individual life insurance policies, annuities, mutual funds or other products. Some of the current cases seek substantial damages, including punitive and treble damages and attorneys' fees. The Company continues to vigorously defend against the claims in these matters. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for sales practices matters.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Sun Life Assurance Company of Canada v. Metropolitan Life Ins. Co. (Super. Ct., Ontario, October 2006). In 2006, Sun Life Assurance Company of Canada ("Sun Life"), as successor to the purchaser of Metropolitan Life Insurance Company's Canadian operations, filed this lawsuit in Toronto, seeking a declaration that Metropolitan Life Insurance Company remains liable for "market conduct claims" related to certain individual life insurance policies sold by Metropolitan Life Insurance Company and that have been transferred to Sun Life. Sun Life had asked that the court require Metropolitan Life Insurance Company to indemnify Sun Life for these claims pursuant to indemnity provisions in the sale agreement for the sale of Metropolitan Life Insurance Company's Canadian operations entered into in June of 1998. In January 2010, the court found that Sun Life had given timely notice of its claim for indemnification but, because it found that Sun Life had not yet incurred an indemnifiable loss, granted Metropolitan Life Insurance Company's motion for summary judgment. Both parties appealed. In September 2010, Sun Life notified Metropolitan Life Insurance Company that a purported class action lawsuit was filed against Sun Life in Toronto, Kang v. Sun Life Assurance Co. (Super. Ct., Ontario, September 2010), alleging sales practices claims regarding the same individual policies sold by Metropolitan Life Insurance Company and transferred to Sun Life. Sun Life contends that Metropolitan Life Insurance Company is obligated to indemnify Sun Life for some or all of the claims in this lawsuit. Metropolitan Life Insurance Company is currently not a party to the Kang v. Sun Life lawsuit.

  Summary

   Putative or certified class action litigation and other litigation and claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

   It is not possible to predict the ultimate outcome or provide reasonable ranges of potential losses of all pending investigations and legal proceedings. In some of the matters referred to previously, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

  INSOLVENCY ASSESSMENTS

   Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Assets and liabilities held for insolvency assessments were as follows:

                                                                   DECEMBER 31,
                                                                   ------------
                                                                   2010    2009
                                                                   ----    ----
                                                                   (IN MILLIONS)
    Other Assets:
     Premium tax offset for future undiscounted assessments....... $42     $40
     Premium tax offsets currently available for paid assessments.   7       8
                                                                   ---     ---
                                                                   $49     $48
                                                                   ===     ===
    Other Liabilities:
     Insolvency assessments....................................... $63     $60
                                                                   ===     ===

   Net assessments levied against the Company were $3 million and $2 million for the years ended December 31, 2010 and 2008, respectively. Net assessments levied against the Company were insignificant for the year ended December 31, 2009.

COMMITMENTS

  LEASES

   In accordance with industry practice, certain of the Company's income from lease agreements with retail tenants are contingent upon the level of the tenants' revenues. Additionally, the Company, as lessee, has entered into various lease and sublease agreements for office space, information technology and other equipment. Future minimum rental and sublease income, and minimum gross rental payments relating to these lease agreements are as follows:

                                                   GROSS
                                  RENTAL SUBLEASE  RENTAL
                                  INCOME  INCOME  PAYMENTS
                                  ------ -------- --------
                                       (IN MILLIONS)
                      2011.......  $359    $15      $192
                      2012.......  $310    $14      $167
                      2013.......  $273    $13      $155
                      2014.......  $232    $10      $116
                      2015.......  $184    $ 6      $106
                      Thereafter.  $461    $44      $909

   During 2008, MetLife, Inc. moved certain of its operations in New York from Long Island City, Queens to Manhattan. As a result of this movement of operations and current market conditions, which precluded the immediate and complete sublet of all unused space in both Long Island City and Manhattan, the Company incurred a lease impairment charge of $38 million which is included within other expenses in Corporate & Other. The impairment charge was determined based upon the present value of the gross rental payments less sublease income discounted at a risk-adjusted rate over the remaining lease terms which range from 15-20 years. The Company has made assumptions with respect to the timing and amount of future sublease income in the determination of this impairment charge. During 2009, pending sublease deals were impacted by the further decline of market conditions, which resulted in an additional lease impairment charge of $52 million. See Note 16 for discussion of $28 million of such charges related to restructuring. Additional impairment charges could be incurred should market conditions deteriorate further or last for a period significantly longer than anticipated.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

   The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $2.4 billion and $2.6 billion at December 31, 2010 and 2009, respectively. The Company anticipates that these amounts will be invested in partnerships over the next five years.

  MORTGAGE LOAN COMMITMENTS

   The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $2.5 billion and $1.3 billion at December 31, 2010 and 2009, respectively.

  COMMITMENTS TO FUND BANK CREDIT FACILITIES, BRIDGE LOANS AND PRIVATE CORPORATE BOND INVESTMENTS

   The Company commits to lend funds under bank credit facilities, bridge loans and private corporate bond investments. The amounts of these unfunded commitments were $1,997 million and $763 million at December 31, 2010 and 2009, respectively.

GUARANTEES

   In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from less than $1 million to $800 million, with a cumulative maximum of $1.1 billion, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

   In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

   During the year ended December 31, 2010, the Company did not record any additional liabilities for indemnities, guarantees and commitments. The Company's recorded liabilities were $3 million at both December 31, 2010 and 2009, for indemnities, guarantees and commitments.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


14.  EMPLOYEE BENEFIT PLANS

  PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

   The Company sponsors and administers various qualified and non-qualified defined benefit pension plans and other postretirement employee benefit plans covering employees and sales representatives who meet specified eligibility requirements. Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits based upon years of credited service and final average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as earnings credits, determined annually based upon the average annual rate of interest on 30-year U.S. Treasury securities, for each account balance. At December 31, 2010, the majority of active participants were accruing benefits under the cash balance formula; however, approximately 90% of the Company's obligations result from benefits calculated with the traditional formula. The non-qualified pension plans provide supplemental benefits in excess of limits applicable to a qualified plan. The Company's proportionate share of net pension expense related to its sponsored pension plans was $309 million and $355 million for the years ended December 31, 2010 and 2009, respectively.

   The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired employees. Employees of the Company who were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company may become eligible for these other postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total costs of postretirement medical benefits. Employees hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits. The Company's proportionate share of net other postretirement expense related to its sponsored other postretirement was less than $1 million and $70 million for the years ended December 31, 2010 and 2009, respectively.

   A December 31 measurement date is used for all of the Company's defined benefit pension and other postretirement benefit plans.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  OBLIGATIONS, FUNDED STATUS AND NET PERIODIC BENEFIT COSTS

                                                                                        OTHER
                                                                       PENSION     POSTRETIREMENT
                                                                      BENEFITS        BENEFITS
                                                                   --------------  --------------
                                                                            DECEMBER 31,
                                                                   ------------------------------
                                                                    2010    2009    2010    2009
                                                                   ------  ------  ------  ------
                                                                            (IN MILLIONS)
Change in benefit obligation:
Benefit obligation at January 1,.................................. $6,287  $5,993  $1,829  $1,616
 Service costs....................................................    150     147      17      22
 Interest costs...................................................    375     374     111     123
 Plan participants' contributions.................................     --      --      33      30
 Net actuarial (gains) losses.....................................    277     393      68     350
 Settlements and curtailments.....................................      6      12      --      --
 Change in benefits...............................................     --      (7)    (81)   (167)
 Net transfer in (out) of controlled group........................     --    (251)    (17)     --
 Prescription drug subsidy........................................     --      --      12      12
 Benefits paid....................................................   (405)   (374)   (153)   (157)
                                                                   ------  ------  ------  ------
Benefit obligation at December 31,................................  6,690   6,287   1,819   1,829
                                                                   ------  ------  ------  ------
Change in plan assets:
Fair value of plan assets at January 1,...........................  5,419   5,516   1,118   1,010
 Actual return on plan assets.....................................    673     486      98     135
 Plan participants' contributions.................................     --      --      33       2
 Employer contribution............................................    289      57      87       4
 Net transfer in (out) of controlled group........................     --    (266)    (12)     --
 Benefits paid....................................................   (405)   (374)   (140)    (33)
                                                                   ------  ------  ------  ------
 Fair value of plan assets at December 31,........................  5,976   5,419   1,184   1,118
                                                                   ------  ------  ------  ------
Funded status at December 31,..................................... $ (714) $ (868) $ (635) $ (711)
                                                                   ======  ======  ======  ======
Amounts recognized in the consolidated balance sheets consist of:
 Other assets..................................................... $  107  $   --  $   --  $   --
 Other liabilities................................................   (821)   (868)   (635)   (711)
                                                                   ------  ------  ------  ------
   Net amount recognized.......................................... $ (714) $ (868) $ (635) $ (711)
                                                                   ======  ======  ======  ======
Accumulated other comprehensive (income) loss:
 Net actuarial losses............................................. $2,058  $2,226  $  399  $  388
 Prior service costs (credit).....................................     16      22    (287)   (289)
                                                                   ------  ------  ------  ------
   Accumulated other comprehensive (income) loss..................  2,074   2,248     112      99
Deferred income tax (benefit).....................................   (717)   (786)    (40)    (34)
                                                                   ------  ------  ------  ------
 Accumulated other comprehensive (income) loss, net of income tax. $1,357  $1,462  $   72  $   65
                                                                   ======  ======  ======  ======

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The aggregate projected benefit obligation and aggregate fair value of plan assets for the pension benefit plans were as follows:

                                        QUALIFIED PLAN NON-QUALIFIED PLAN      TOTAL
                                        -------------  -----------------  --------------
                                                        DECEMBER 31,
                                        ------------------------------------------------
                                         2010   2009    2010      2009     2010    2009
                                        ------ ------   -----     -----   ------  ------
                                                       (IN MILLIONS)
Aggregate fair value of plan assets.... $5,976 $5,419  $  --     $  --    $5,976  $5,419
Aggregate projected benefit obligation.  5,869  5,500    821       787     6,690   6,287
                                        ------ ------   -----     -----   ------  ------
Over (under) funded.................... $  107 $  (81) $(821)    $(787)   $ (714) $ (868)
                                        ====== ======   =====     =====   ======  ======

   The accumulated benefit obligations for all defined benefit pension plans were $6,393 million and $5,941 million at December 31, 2010 and 2009, respectively.

   The aggregate pension accumulated benefit obligation and aggregate fair value of plan assets for pension benefit plans with accumulated benefit obligations in excess of plan assets was as follows:

                                                   DECEMBER 31,
                                                   ------------
                                                   2010    2009
                                                   ----    ----
                                                   (IN MILLIONS)
                   Projected benefit obligation... $821    $787
                   Accumulated benefit obligation. $748    $703
                   Fair value of plan assets...... $ --    $ --

   Information for pension and other postretirement benefit plans with a projected benefit obligation in excess of plan assets were as follows:

                                                          OTHER
                                            PENSION   POSTRETIREMENT
                                           BENEFITS     BENEFITS
                                          ----------- -------------
                                                DECEMBER 31,
                                          -------------------------
                                          2010  2009   2010    2009
                                          ---- ------ ------  ------
                                                (IN MILLIONS)
            Projected benefit obligation. $821 $6,254 $1,819  $1,829
            Fair value of plan assets.... $ -- $5,400 $1,184  $1,118

   Net periodic pension costs and net periodic other postretirement benefit plan costs are comprised of the following:

   i)Service Costs -- Service costs are the increase in the projected (expected) pension benefit obligation resulting from benefits payable to employees of the Company on service rendered during the current year.

  ii)Interest Costs on the Liability -- Interest costs are the time value adjustment on the projected (expected) pension benefit obligation at the end of each year.

 iii)Settlement and Curtailment Costs -- The aggregate amount of net gains (losses) recognized in net periodic benefit costs due to settlements and curtailments. Settlements result from actions that relieve/eliminate the plan's responsibility for benefit obligations or risks associated with the obligations or assets used for the settlement. Curtailments result from an event that significantly reduces/eliminates plan participants' expected years of future services or benefit accruals.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  iv)Expected Return on Plan Assets -- Expected return on plan assets is the assumed return earned by the accumulated pension and other postretirement fund assets in a particular year.

   v)Amortization of Net Actuarial Gains (Losses) -- Actuarial gains and losses result from differences between the actual experience and the expected experience on pension and other postretirement plan assets or projected (expected) pension benefit obligation during a particular period. These gains and losses are accumulated and, to the extent they exceed 10% of the greater of the PBO or the fair value of plan assets, the excess is amortized into pension and other postretirement benefit costs over the expected service years of the employees.

  vi)Amortization of Prior Service Costs -- These costs relate to the recognition of increases or decreases in pension and other postretirement benefit obligation due to amendments in plans or initiation of new plans. These increases or decreases in obligation are recognized in accumulated other comprehensive income (loss) at the time of the amendment. These costs are then amortized to pension and other postretirement benefit costs over the expected service years of the employees affected by the change.

   The components of net periodic benefit costs and other changes in plan assets and benefit obligations recognized in other comprehensive income (loss) were as follows:

                                                                                          OTHER
                                                                PENSION BENEFITS    POSTRETIREMENT BENEFITS
                                                              --------------------  ----------------------
                                                                      YEARS ENDED DECEMBER 31,
                                                              --------------------------------------------
                                                               2010   2009   2008   2010     2009    2008
                                                              -----  -----  ------  ----     -----   ----
                                                                           (IN MILLIONS)
Net Periodic Benefit Costs:
 Service costs............................................... $ 150  $ 147  $  159  $ 17    $  22    $ 20
 Interest costs..............................................   375    374     375   111      123     101
 Settlement and curtailment costs............................     8     18      --    --       --      --
 Expected return on plan assets..............................  (422)  (414)   (517)  (79)     (74)    (88)
 Amortization of net actuarial (gains) losses................   192    223      24    38       43      --
 Amortization of prior service costs (credit)................     6      8      15   (83)     (36)    (36)
                                                              -----  -----  ------   ----    -----   ----
     Total net periodic benefit costs........................   309    356      56     4       78      (3)
                                                              -----  -----  ------   ----    -----   ----
Other Changes in Plan Assets and Benefit Obligations
 Recognized in Other Comprehensive Income (Loss):............
 Net actuarial (gains) losses................................    24    251   1,563    49      284     258
 Prior service costs (credit)................................    --    (12)    (19)  (81)    (167)     37
 Amortization of net actuarial gains (losses)................  (192)  (223)    (24)  (38)     (43)     --
 Amortization of prior service (costs) credit................    (6)    (8)    (15)   83       36      36
                                                              -----  -----  ------   ----    -----   ----
   Total recognized in other comprehensive income (loss).....  (174)     8   1,505    13      110     331
                                                              -----  -----  ------   ----    -----   ----
   Total recognized in net periodic benefit costs and other
     comprehensive income (loss)............................. $ 135  $ 364  $1,561  $ 17    $ 188    $328
                                                              =====  =====  ======   ====    =====   ====

   For the year ended December 31, 2010, included within other comprehensive income (loss) were other changes in plan assets and benefit obligations associated with pension benefits of ($174) million and other postretirement benefits of $13 million for an aggregate reduction in other comprehensive income (loss) of ($161) million before income tax and ($98) million, net of income tax.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The estimated net actuarial (gains) losses and prior service costs (credit) for the pension plans that will be amortized from accumulated other comprehensive income (loss) into net periodic benefit costs over the next year are $171 million and $5 million, respectively.

   The estimated net actuarial (gains) losses and prior service costs (credit) for the defined benefit other postretirement benefit plans that will be amortized from accumulated other comprehensive income (loss) into net periodic benefit costs over the next year are $34 million and ($108) million, respectively.

   The Medicare Modernization Act of 2003 created various subsidies for sponsors of retiree drug programs. Two common ways of providing subsidies were the Retiree Drug Subsidy ("RDS") and Medicare Part D Prescription Drug Plans ("PDP"). From 2006 through 2010, the Company applied for and received the RDS each year. The RDS program provides the subsidy through cash payments made by Medicare to the Company, resulting in smaller net claims paid by the Company. A summary of the reduction to the APBO and the related reduction to the components of net periodic other postretirement benefits plan costs resulting from receipt of the RDS is presented below. As of January 1, 2011, as a result of changes made under the Patient Protection and Affordable Care Act of 2010, the Company will no longer apply for the RDS. Instead it has joined PDP and will indirectly receive Medicare subsidies in the form of smaller gross benefit payments for prescription drug coverage.

                                                                       DECEMBER 31,
                                                                    -----------------
                                                                     2010  2009  2008
                                                                    -----  ----  ----
                                                                      (IN MILLIONS)
Cumulative reduction in other postretirement benefits obligations:
 Balance at January 1,............................................. $ 247  $317  $299
 Service costs.....................................................     3     2     5
 Interest costs....................................................    16    16    20
 Net actuarial gains (losses)......................................  (255)  (76)    3
 Prescription drug subsidy.........................................   (11)  (12)  (10)
                                                                    -----  ----  ----
   Balance at December 31,......................................... $  --  $247  $317
                                                                    =====  ====  ====

                                                                YEARS ENDED DECEMBER 31,
                                                                ------------------------
                                                                2010     2009    2008
                                                                ----     ----    ----
                                                                (IN MILLIONS)
 Reduction in net periodic other postretirement benefit costs:
  Service costs................................................ $ 3      $ 2     $ 5
  Interest costs...............................................  16       16      20
  Amortization of net actuarial gains (losses).................  10       11      --
                                                                ---      ---     ---
    Total reduction in net periodic benefit costs.............. $29      $29     $25
                                                                ===      ===     ===

   The Company received subsidies of $8 million, $12 million and $12 million for the years ended December 31, 2010, 2009 and 2008, respectively.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


ASSUMPTIONS

   Assumptions used in determining benefit obligations were as follows:

                                                               OTHER
                                                            POSTRETIREMENT
                                         PENSION BENEFITS    BENEFITS
                                        ------------------- --------------
                                                 DECEMBER 31,
                                        ----------------------------------
                                          2010      2009    2010    2009
                                        --------- ---------  -----  -----
                                                 (IN MILLIONS)
        Weighted average discount rate.     5.80%     6.25% 5.80%   6.25%
        Rate of compensation increase.. 3.5%-7.5% 2.0%-7.5%   N/A     N/A

   Assumptions used in determining net periodic benefit costs were as follows:

                                                                               OTHER
                                                                          POSTRETIREMENT
                                                  PENSION BENEFITS           BENEFITS
                                             --------------------------- -----------------
                                                             DECEMBER 31,
                                             ---------------------------------------------
                                               2010      2009     2008   2010  2009  2008
                                             --------- --------- ------- ----- ----- -----
                                                             (IN MILLIONS)
Weighted average discount rate..............     6.25%     6.60%   6.65% 6.25% 6.60% 6.65%
Weighted average expected rate of return on
  plan assets...............................     8.00%     8.25%   8.25% 7.20% 7.36% 7.33%
Rate of compensation increase............... 3.5%-7.5% 3.5%-7.5% 3.5%-8%   N/A   N/A   N/A

   The weighted average discount rate is determined annually based on the yield, measured on a yield to worst basis, of a hypothetical portfolio constructed of high quality debt instruments available on the valuation date, which would provide the necessary future cash flows to pay the aggregate projected benefit obligation when due.

   The weighted average expected rate of return on plan assets is based on anticipated performance of the various asset sectors in which the plan invests, weighted by target allocation percentages. Anticipated future performance is based on long-term historical returns of the plan assets by sector, adjusted for the Company's long-term expectations on the performance of the markets. While the precise expected return derived using this approach will fluctuate from year to year, the Company's policy is to hold this long-term assumption constant as long as it remains within reasonable tolerance from the derived rate.

   The weighted average expected return on plan assets for use in that plan's valuation in 2011 is currently anticipated to be 7.25% for pension benefits and postretirement medical benefits and 5.25% for postretirement life benefits.

   The assumed healthcare costs trend rates used in measuring the APBO and net periodic benefit costs were as follows:

                                                               DECEMBER 31,
                                ----------------------------------------
                                               2010                                  2009
                                ----                                  ----
                                                               (IN MILLIONS)
Pre-and Post-Medicare eligible    7.8% in 2011, gradually               8.2% in 2010, gradually
  claims.......................   decreasing each year until 2083       decreasing each year until 2079
                                  reaching the ultimate rate of 4.4%.   reaching the ultimate rate of 4.1%.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Assumed healthcare costs trend rates may have a significant effect on the amounts reported for healthcare plans. A one-percentage point change in assumed healthcare costs trend rates would have the following effects:

                                                          ONE PERCENT ONE PERCENT
                                                           INCREASE    DECREASE
                                                          ----------- -----------
                                                               (IN MILLIONS)
Effect on total of service and interest costs components.     $ 8        $  (8)
Effect of accumulated postretirement benefit obligation..     $86        $(104)

PLAN ASSETS

   The Company has issued group annuity and life insurance contracts supporting the pension and other postretirement benefit plan assets, which are invested primarily in separate accounts.

   The underlying assets of the separate accounts are principally comprised of cash and cash equivalents, short term investments, fixed maturity and equity securities, mutual funds, real estate, private equity investments and hedge funds investments.

   The comparative presentation of the 2009 plan assets has been realigned to conform to the 2010 presentation to disclose the estimated fair value of the underlying assets of each separate account at the security level.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The pension and postretirement plan assets and liabilities measured at estimated fair value on a recurring basis were determined as described below. These estimated fair values and their corresponding placement in the fair value hierarchy are summarized as follows:

                                                                   DECEMBER 31, 2010
                             ---------------------------------------------------------------------------------------------
                                            PENSION BENEFITS                        OTHER POSTRETIREMENT BENEFITS
                             ---------------------------------------------  ----------------------------------------------
                                  FAIR VALUE MEASUREMENTS AT                     FAIR VALUE MEASUREMENTS AT
                                     REPORTING DATE USING                           REPORTING DATE USING
                             -----------------------------------            ------------------------------------
                               QUOTED                                         QUOTED
                               PRICES                                         PRICES
                              IN ACTIVE                                      IN ACTIVE
                               MARKETS                                        MARKETS
                                 FOR     SIGNIFICANT                            FOR     SIGNIFICANT
                              IDENTICAL     OTHER    SIGNIFICANT    TOTAL    IDENTICAL     OTHER    SIGNIFICANT    TOTAL
                             ASSETS AND  OBSERVABLE  UNOBSERVABLE ESTIMATED ASSETS AND  OBSERVABLE  UNOBSERVABLE ESTIMATED
                             LIABILITIES   INPUTS       INPUTS      FAIR    LIABILITIES   INPUTS       INPUTS      FAIR
                              (LEVEL 1)   (LEVEL 2)   (LEVEL 3)     VALUE    (LEVEL 1)   (LEVEL 2)   (LEVEL 3)     VALUE
                             ----------- ----------- ------------ --------- ----------- ----------- ------------ ---------
                                                                     (IN MILLIONS)
ASSETS
Fixed maturity securities:
 Corporate..................   $   --      $1,444        $ 45      $1,489      $ --        $ 67         $ 4       $   71
 Federal agencies...........       --         165          --         165        --          15          --           15
 Foreign bonds..............       --         138           4         142        --           3          --            3
 Municipals.................       --         129          --         129        --          37           1           38
 Preferred stocks...........       --           4          --           4        --          --          --           --
 U.S. government bonds......      614         129          --         743        82          --          --           82
                               ------      ------        ----      ------      ----        ----         ---       ------
   Total fixed maturity
    securities..............      614       2,009          49       2,672        82         122           5          209
                               ------      ------        ----      ------      ----        ----         ---       ------
Equity securities:
 Common stock -- domestic...    1,329          88         228       1,645       359           3          --          362
 Common stock -- foreign....      436          --          --         436        77          --          --           77
                               ------      ------        ----      ------      ----        ----         ---       ------
   Total equity securities..    1,765          88         228       2,081       436           3          --          439
                               ------      ------        ----      ------      ----        ----         ---       ------
Money market securities.....      189          95          --         284         1           1          --            2
Pass-through securities.....       --         303           2         305        --          73           6           79
Derivative securities.......        2          (4)         (1)         (3)       --          --          --           --
Short-term investments......      (10)         96          --          86         8         443          --          451
Other invested assets.......       --          59         446         505        --          --          --           --
Other receivables...........       --          37          --          37        --           3          --            3
Securities receivable.......       --          66          --          66        --           2          --            2
                               ------      ------        ----      ------      ----        ----         ---       ------
    Total assets............   $2,560      $2,749        $724      $6,033      $527        $647         $11       $1,185
                               ======      ======        ====      ======      ====        ====         ===       ======
LIABILITIES
Securities payable..........   $   --      $   57        $ --      $   57      $ --        $  1         $--       $    1
                               ------      ------        ----      ------      ----        ----         ---       ------
    Total liabilities.......   $   --      $   57        $ --      $   57      $ --        $  1         $--       $    1
                               ======      ======        ====      ======      ====        ====         ===       ======
     Total assets and
      liabilities...........   $2,560      $2,692        $724      $5,976      $527        $646         $11       $1,184
                               ======      ======        ====      ======      ====        ====         ===       ======

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                                         DECEMBER 31, 2009
                                     -----------------------------------------------------------------------------------------
                                                   PENSION BENEFITS                      OTHER POSTRETIREMENT BENEFITS
                                     -------------------------------------------- --------------------------------------------
                                         FAIR VALUE MEASUREMENTS AT                   FAIR VALUE MEASUREMENTS AT
                                            REPORTING DATE USING                         REPORTING DATE USING
                                     ----------------------------------           ----------------------------------
                                      QUOTED                                       QUOTED
                                      PRICES                                       PRICES
                                     IN ACTIVE                                    IN ACTIVE
                                      MARKETS  SIGNIFICANT                         MARKETS  SIGNIFICANT
                                        FOR       OTHER    SIGNIFICANT    TOTAL      FOR       OTHER    SIGNIFICANT    TOTAL
                                     IDENTICAL OBSERVABLE  UNOBSERVABLE ESTIMATED IDENTICAL OBSERVABLE  UNOBSERVABLE ESTIMATED
                                      ASSETS     INPUTS       INPUTS      FAIR     ASSETS     INPUTS       INPUTS      FAIR
                                     (LEVEL 1)  (LEVEL 2)   (LEVEL 3)     VALUE   (LEVEL 1)  (LEVEL 2)   (LEVEL 3)     VALUE
                                     --------- ----------- ------------ --------- --------- ----------- ------------ ---------
                                                                           (IN MILLIONS)
ASSETS
Fixed maturity securities:
 Corporate..........................  $   --     $1,385        $ 64      $1,449     $ --       $ 48         $--       $   48
 Federal agencies...................     (39)       133          --          94       --         30          --           30
 Foreign bonds......................      --        138           5         143       --          3          --            3
 Municipals.........................      --         53          --          53       --         21          --           21
 Preferred stocks...................      --          2          --           2       --         --          --           --
 U.S. government bonds..............     303         48          --         351       45         --          --           45
 U.S. treasury notes................      --         --          --          --       12         --          --           12
                                      ------     ------        ----      ------     ----       ----         ---       ------
   Total fixed maturity securities..     264      1,759          69       2,092       57        102          --          159
                                      ------     ------        ----      ------     ----       ----         ---       ------
Equity securities:
 Common stock -- domestic...........   1,487        227         229       1,943      342          6          --          348
 Common stock -- foreign............     372         --          --         372       72         --          --           72
                                      ------     ------        ----      ------     ----       ----         ---       ------
   Total equity securities..........   1,859        227         229       2,315      414          6          --          420
                                      ------     ------        ----      ------     ----       ----         ---       ------
Money market securities.............      69         54          --         123       12          1          --           13
Pass-through securities.............       1        357          66         424       --         75           9           84
Derivative securities...............       2         --          --           2       --         --          --           --
Short-term investments..............      --        109          --         109       --        442          --          442
Other invested assets...............      --         --         354         354       --         --          --           --
                                      ------     ------        ----      ------     ----       ----         ---       ------
    Total assets....................  $2,195     $2,506        $718      $5,419     $483       $626         $ 9       $1,118
                                      ======     ======        ====      ======     ====       ====         ===       ======

   The pension and other postretirement benefit plan assets are categorized into the three-level fair value hierarchy, as defined in Note 1, based upon the priority of the inputs to the respective valuation technique. The following summarizes the types of assets included within the three-level fair value hierarchy presented in the table above.

   Level 1 This category includes investments in liquid securities, such as cash, short-term money market and bank time deposits, expected to mature within a year.

   Level 2 This category includes certain separate accounts that are primarily invested in liquid and readily marketable securities. The estimated fair value of such separate account is based upon reported NAV provided by fund managers and this value represents the amount at which transfers into and out of the respective separate account are effected. These separate accounts provide reasonable levels of price transparency and can be corroborated through observable market data.

          Certain separate accounts are invested in investment partnerships designated as hedge funds. The values for these separate accounts is determined monthly based on the NAV of the underlying hedge fund investment. Additionally, such hedge funds generally contain lock out or other waiting period provisions for redemption requests to be filled. While the reporting and redemption restrictions may limit the frequency of trading activity in separate accounts invested in hedge funds, the reported NAV, and thus the referenced value of the separate account, provides a reasonable level of price transparency that can be corroborated through observable market data.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


          Directly held investments are primarily invested in U.S. and foreign government and corporate securities.

   Level 3 This category includes separate accounts that are invested in real estate and private equity investments that provide little or no price transparency due to the infrequency with which the underlying assets trade and generally require additional time to liquidate in an orderly manner. Accordingly, the values for separate accounts invested in these alternative asset classes are based on inputs that cannot be readily derived from or corroborated by observable market data.

   A rollforward of all pension and other postretirement benefit plan assets measured at estimated fair value on a recurring basis using significant unobservable (Level 3) inputs is as follows:

                                              TOTAL REALIZED/UNREALIZED
                                              GAINS (LOSSES) INCLUDED IN:
                                              ---------------------------  PURCHASES,
                                                               OTHER         SALES,
                                    BALANCE,               COMPREHENSIVE  ISSUANCES AND TRANSFER INTO TRANSFER OUT   BALANCE,
                                   JANUARY 1, EARNINGS     INCOME (LOSS)   SETTLEMENTS     LEVEL 3     OF LEVEL 3  DECEMBER 31,
                                   ---------- --------     -------------  ------------- ------------- ------------ ------------
                                                                        (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2010:
PENSION:
Fixed maturity securities:
  Corporate.......................    $ 64      $ --            $ 7           $(17)          $ 4          $(13)        $ 45
  Foreign bonds...................       5        --              1             (2)           --            --            4
                                      ----      ----            ---           ----           ---          ----         ----
   Total fixed maturity
    securities....................      69        --              8            (19)            4           (13)          49
                                      ----      ----            ---           ----           ---          ----         ----
Equity securities:
  Common stock -- domestic........     229        --             (2)             1            --            --          228
                                      ----      ----            ---           ----           ---          ----         ----
   Total equity securities........     229        --             (2)             1            --            --          228
                                      ----      ----            ---           ----           ---          ----         ----
Pass-through securities...........      66       (11)            13            (67)            2            (1)           2
Derivative securities.............      --         2             (2)            (1)           --            --           (1)
Other invested assets.............     354        74             (4)            22            --            --          446
                                      ----      ----            ---           ----           ---          ----         ----
    Total pension assets..........    $718      $ 65            $13           $(64)          $ 6          $(14)        $724
                                      ====      ====            ===           ====           ===          ====         ====
OTHER POSTRETIREMENT:
Fixed maturity securities:
  Corporate.......................    $ --      $ --            $ 1           $ --           $ 3          $ --         $  4
  Municipals......................      --        --             --             --             1            --            1
                                      ----      ----            ---           ----           ---          ----         ----
   Total fixed maturity
    securities....................      --        --              1             --             4            --            5
Pass-through securities...........       9        (4)             1             (1)            1            --            6
                                      ----      ----            ---           ----           ---          ----         ----
    Total other postretirement
     assets.......................    $  9      $ (4)           $ 2           $ (1)          $ 5          $ --         $ 11
                                      ====      ====            ===           ====           ===          ====         ====
      Total assets................    $727      $ 61            $15           $(65)          $11          $(14)        $735
                                      ====      ====            ===           ====           ===          ====         ====

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                TOTAL REALIZED/UNREALIZED
                                                GAINS (LOSSES) INCLUDED IN:
                                                ------------------------     PURCHASES,
                                                                 OTHER         SALES,     TRANSFER INTO
                                      BALANCE,               COMPREHENSIVE  ISSUANCES AND  AND/OR OUT     BALANCE,
                                     JANUARY 1, EARNINGS     INCOME (LOSS)   SETTLEMENTS   OF LEVEL 3   DECEMBER 31,
                                     ---------- --------     -------------  ------------- ------------- ------------
                                                                   (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2009:
PENSION:
Fixed maturity securities:
  Corporate.........................    $ 54      $ (5)          $  20          $ (3)          $(2)         $ 64
  Foreign bonds.....................       4        (1)              5            (3)           --             5
                                        ----      ----           -----          ----           ---          ----
   Total fixed maturity securities..      58        (6)             25            (6)           (2)           69
                                        ----      ----           -----          ----           ---          ----
Equity securities:
  Common stock -- domestic..........     437        --            (220)           12            --           229
                                        ----      ----           -----          ----           ---          ----
   Total equity securities..........     437        --            (220)           12            --           229
                                        ----      ----           -----          ----           ---          ----
Pass-through securities.............      76        (2)              8           (23)            7            66
Derivative securities...............      38        34             (37)          (35)           --            --
Other invested assets...............     372         4             (56)           34            --           354
                                        ----      ----           -----          ----           ---          ----
    Total pension assets............    $981      $ 30           $(280)         $(18)          $ 5          $718
                                        ====      ====           =====          ====           ===          ====
OTHER POSTRETIREMENT:
Pass-through securities                 $ 13      $(17)          $  17          $ (4)          $--          $  9
                                        ----      ----           -----          ----           ---          ----
    Total other postretirement......    $ 13      $(17)          $  17          $ (4)          $--          $  9
                                        ====      ====           =====          ====           ===          ====
      Total assets..................    $994      $ 13           $(263)         $(22)          $ 5          $727
                                        ====      ====           =====          ====           ===          ====

   The Company provides employees with benefits under various ERISA benefit plans. These include qualified pension plans, postretirement medical plans and certain retiree life insurance coverage. The assets of the Company's qualified pension plans are held in insurance group annuity contracts, and the vast majority of the assets of the postretirement medical plan and backing the retiree life coverage are held in insurance contracts. All of these contracts are issued by the Company and the assets under the contracts are held in insurance separate accounts that have been established by the Company. The insurance contract provider engages investment management firms ("Managers") to serve as sub-advisors for the separate accounts based on the specific investment needs and requests identified by the plan fiduciary. These Managers have portfolio management discretion over the purchasing and selling of securities and other investment assets pursuant to the respective investment management agreements and guidelines established for each insurance separate account. The assets of the qualified pension plans and postretirement medical plans (the "Invested Plans") are well diversified across multiple asset categories and across a number of different Managers, with the intent of minimizing risk concentrations within any given asset category or with any given Manager.

   The Invested Plans, other than those held in participant directed investment accounts, are managed in accordance with investment policies consistent with the longer-term nature of related benefit obligations and within prudent risk parameters. Specifically, investment policies are oriented toward
(i) maximizing the Invested Plan's funded status; (ii) minimizing the volatility of the Invested Plan's funded status; (iii) generating asset returns that exceed liability increases; and (iv) targeting rates of return in excess of a custom benchmark and industry standards over appropriate reference time periods. These goals are expected to be met through identifying appropriate and diversified asset classes and allocations, ensuring adequate liquidity to pay benefits and expenses when due and controlling the costs of administering and managing the Invested Plan's investments. Independent investment consultants are periodically used to evaluate the investment risk of Invested Plan's assets relative to liabilities, analyze the economic and portfolio impact of various asset allocations and management strategies and to recommend asset allocations.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   An international subsidiary sponsors a defined benefit plan that covers employees and sales representatives who meet specified eligibility requirements. Pension benefits are provided utilizing either a traditional formula or cash balance formula, similar to the U.S. plans discussed above. The investment objectives are also similar, subject to local regulations. Generally, the international pension plan invests directly in high quality equity and fixed maturity securities.

   Derivative contracts may be used to reduce investment risk, to manage duration and to replicate the risk/return profile of an asset or asset class. Derivatives may not be used to leverage a portfolio in any manner, such as to magnify exposure to an asset, asset class, interest rates or any other financial variable. Derivatives are also prohibited for use in creating exposures to securities, currencies, indices or any other financial variable that are otherwise restricted.

   The tables below summarize the actual weighted average allocation by major asset class for the Invested Plans:


                                                                 ACTUAL ALLOCATION
                                          --------------------------------------------------------------
                                          DEFINED BENEFIT PLAN POSTRETIREMENT MEDICAL POSTRETIREMENT LIFE
                                          -------------------- ---------------------- -------------------
YEAR ENDED DECEMBER 31, 2010:
ASSET CLASS:
Fixed maturity securities (target range).      50% to 80%            20% to 50%                --
  Corporate..............................             24%                   10%                --
  Federal agency.........................              3                     2                 --
  Foreign bonds..........................              3                    --                 --
  Municipals.............................              2                     5                 --
  U.S. government bonds..................             12                    11                 --
                                               ---------             ---------                ---
   Total fixed maturity securities.......             44%                   28%                --
                                               ---------             ---------                ---
Equity securities (target range).........       0% to 40%            50% to 80%                --
  Common stock -- domestic...............             27%                   49%                --
  Common stock -- foreign................              8                    10                 --
                                               ---------             ---------                ---
   Total equity securities...............             35%                   59%                --
                                               ---------             ---------                ---
Money market securities..................              5%                   --%                --
Pass-through securities..................              5                    11                 --
Short-term investments...................              1                     1                100%
Other invested assets....................              8                    --                 --
Other receivables........................              1                     1                 --
Securities receivable....................              1                    --                 --
                                               ---------             ---------                ---
    Total assets.........................            100%                  100%               100%
                                               =========             =========                ===

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                                 ACTUAL ALLOCATION
                                          --------------------------------------------------------------
                                          DEFINED BENEFIT PLAN POSTRETIREMENT MEDICAL POSTRETIREMENT LIFE
                                          -------------------- ---------------------- -------------------
YEAR ENDED DECEMBER 31, 2009:
ASSET CLASS:
Fixed maturity securities (target range).      35% to 55%            10% to 40%                --
  Corporate..............................             26%                    7%                --
  Federal agency.........................              2                     4                 --
  Foreign bonds..........................              3                    --                 --
  Municipals.............................              1                     3                 --
  U.S. government bonds..................              6                     7                 --
  U.S. treasury notes....................             --                     2                 --
                                               ---------             ---------                ---
   Total fixed maturity securities.......             38%                   23%                --
                                               ---------             ---------                ---
Equity securities (target range).........      25% to 45%            50% to 80%                --
  Common stock -- domestic...............             36%                   52%                --
  Common stock -- foreign................              7                    11                 --
                                               ---------             ---------                ---
   Total equity securities...............             43%                   63%                --
                                               ---------             ---------                ---
Money market securities..................              2%                    2%                --
Pass-through securities..................              8                    12                 --
Short-term investments...................              2                    --                100%
Other invested assets....................              7                    --                 --
                                               ---------             ---------                ---
    Total assets.........................            100%                  100%               100%
                                               =========             =========                ===

   The target ranges in the tables above are forward-looking as of the dates presented.

  EXPECTED FUTURE CONTRIBUTIONS AND BENEFIT PAYMENTS

   It is the Company's practice to make contributions to the qualified pension plan to comply with minimum funding requirements of ERISA. In accordance with such practice, no contributions were required for both of the years ended December 31, 2010 and 2009. No contributions will be required for 2011. The Company made discretionary contributions of $219 million to the qualified pension plan during the year ended December 31, 2010. The Company made no discretionary contributions to the qualified pension plan during the year ended December 31, 2009. The Company expects to make additional discretionary contributions to the qualified pension plan of $152 million in 2011.

   Benefit payments due under the non-qualified pension plans are funded from the Company's general assets as they become due under the provision of the plans. These payments totaled $70 million and $57 million for the years ended December 31, 2010 and 2009, respectively. These payments are expected to be at approximately the same level in 2011.

   Postretirement benefits, other than those provided under qualified pension plans, are either: (i) not vested under law; (ii) a non-funded obligation of the Company; or (iii) both. Current regulations do not require funding for these benefits. The Company uses its general assets, net of participant's contributions, to pay postretirement medical claims as they come due in lieu of utilizing any plan assets. Total payments equaled $153 million and $157 million for the years ended December 31, 2010 and 2009, respectively.

   The Company expects to make contributions of $117 million, net of participant's contributions, towards benefit obligations (other than those under qualified pension plans) in 2011. As noted previously, the Subsidiaries no longer expect to receive the RDS under the Medicare Modernization Act of 2003 to partially offset payment of such benefits. Instead, the gross benefit payments that will be made under the PDP will already reflect subsidies.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Gross benefit payments for the next ten years, which reflect expected future service where appropriate, are expected to be as follows:

                                               OTHER
                                  PENSION  POSTRETIREMENT
                                  BENEFITS    BENEFITS
                                  -------- --------------
                                       (IN MILLIONS)
                       2011......  $  399       $117
                       2012......  $  400       $119
                       2013......  $  405       $120
                       2014......  $  422       $121
                       2015......  $  430       $122
                       2016-2020.  $2,375       $622

  ADDITIONAL INFORMATION

   As previously discussed, the assets of the pension and other postretirement benefit plans are held in group annuity and life insurance contracts issued by the Company. Total revenues from these contracts recognized in the consolidated statements of operations were $46 million, $42 million and $42 million for the years ended December 31, 2010, 2009 and 2008, respectively, and included policy charges and net investment income from investments backing the contracts and administrative fees. Total investment income (loss), including realized and unrealized gains (losses), credited to the account balances was $767 million, $689 million and ($1,090) million for the years ended December 31, 2010, 2009 and 2008, respectively. The terms of these contracts are consistent in all material respects with those the Company offers to unaffiliated parties that are similarly situated.

  SAVINGS AND INVESTMENT PLANS

   The Company sponsors savings and investment plans for substantially all Company employees under which a portion of employee contributions are matched. The Company contributed $72 million, $79 million and $63 million for the years ended December 31, 2010, 2009 and 2008, respectively.

15.  EQUITY

  CAPITAL CONTRIBUTIONS

   During the years ended December 31, 2010, 2009 and 2008, MetLife, Inc. contributed and paid $3 million, $3 million and $4 million, respectively, in the form of line of credit fees on the Company's behalf.

   During the year ended December 31, 2008, in connection with an acquisition by MetLife, Inc., MetLife, Inc. contributed $9 million to the Company in the form of intangible assets and the associated deferred income tax liability, for which the Company receives the benefit. See Note 8.

  STOCK-BASED COMPENSATION PLANS

  Overview

   The stock-based compensation expense recognized by the Company is related to awards payable in shares of MetLife, Inc. common stock, or options to purchase MetLife, Inc. common stock. The Company does not issue any awards payable in its common stock or options to purchase its common stock.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  Description of Plans for Employees and Agents -- General Terms

   The MetLife, Inc. 2000 Stock Incentive Plan, as amended (the "2000 Stock Plan") authorized the granting of awards to employees and agents in the form of options to buy shares of MetLife, Inc. common stock ("Stock Options") that either qualify as incentive Stock Options under Section 422A of the Code or are non-qualified. By December 31, 2009 all awards under the 2000 Stock Plan had either vested or been forfeited. No awards were made under the 2000 Stock Plan in 2010.

   Under the MetLife, Inc. 2005 Stock and Incentive Compensation Plan (the "2005 Stock Plan"), awards granted to employees and agents may be in the form of Stock Options, Stock Appreciation Rights, Restricted Stock or Restricted Stock Units, Performance Shares or Performance Share Units, Cash-Based Awards and Stock-Based Awards (each as defined in the 2005 Stock Plan with reference to MetLife, Inc. common stock).

   The aggregate number of shares authorized for issuance under the 2005 Stock Plan is 68,000,000, plus those shares available but not utilized under the 2000 Stock Plan and those shares utilized under the 2000 Stock Plan that are recovered due to forfeiture of Stock Options. Each share issued under the 2005 Stock Plan in connection with a Stock Option or Stock Appreciation Right reduces the number of shares remaining for issuance under that plan by one, and each share issued under the 2005 Stock Plan in connection with awards other than Stock Options or Stock Appreciation Rights reduces the number of shares remaining for issuance under that plan by 1.179 shares. At December 31, 2010, the aggregate number of shares of MetLife, Inc. common stock remaining available for issuance pursuant to the 2005 Stock Plan was 40,477,451. Stock Option exercises and other awards settled in shares are satisfied through the issuance of shares held in treasury by MetLife, Inc. or by the issuance of new shares.

   Of the stock-based compensation for the years ended December 31, 2010, 2009 and 2008, 79%, 88% and 89%, respectively, was allocated to the Company. No expense amounts related to stock-based awards to MetLife, Inc. non-management directors were allocated to the Company. This allocation represents substantially all stock-based compensation recognized in the Company's consolidated results of operations. Accordingly, this discussion addresses MetLife, Inc.'s practices for recognizing expense for awards under the Incentive Plans. References to compensation expense in this note refer to the Company's allocated portion of that expense. All other references relevant to awards under the Incentive Plans pertain to all awards under those plans.

   Compensation expense related to awards under the 2005 Stock Plan is recognized based on the number of awards expected to vest, which represents the awards granted less expected forfeitures over the life of the award, as estimated at the date of grant. Unless a material deviation from the assumed forfeiture rate is observed during the term in which the awards are expensed, any adjustment necessary to reflect differences in actual experience is recognized in the period the award becomes payable or exercisable.

   Compensation expense related to awards under the 2005 Stock Plan is principally related to the issuance of Stock Options, Performance Shares and Restricted Stock Units. The majority of the awards granted by MetLife, Inc. each year under the 2005 Stock Plan are made in the first quarter of each year.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  Compensation Expense Related to Stock-Based Compensation

   The components of compensation expense related to stock-based compensation is as follows:

                                                                YEARS ENDED DECEMBER 31,
                                                               -------------------------
                                                               2010     2009     2008
                                                               ----     ----     ----
                                                               (IN MILLIONS)
   Stock Options.............................................. $39      $48      $ 44
   Performance Shares (1).....................................  19       10        64
   Restricted Stock Units.....................................   9        3         2
                                                               ---      ---       ----
   Total compensation expenses related to the Incentive Plans. $67      $61      $110
                                                               ===      ===       ====
   Income tax benefits........................................ $23      $21      $ 38
                                                               ===      ===       ====

----------
(1)Performance Shares expected to vest and the related compensation expenses may be further adjusted by the performance factor most likely to be achieved, as estimated by management, at the end of the performance period.

   At December 31, 2010, the Company's allocated portion of expense for Stock Options, Performance Shares and Restricted Stock Units was 87%, 65% and 88%, respectively.

   The following table presents the total unrecognized compensation expense related to stock-based compensation and the expected weighted average period over which these expenses will be recognized at:

                                           DECEMBER 31, 2010
                                     ------------------------------
                                                   WEIGHTED AVERAGE
                                        EXPENSE         PERIOD
                                     ------------- ----------------
                                     (IN MILLIONS)     (YEARS)
             Stock Options..........      $39            1.73
             Performance Shares.....      $30            1.74
             Restricted Stock Units.      $14            1.87

  Stock Options

   Stock Options are the contingent right of award holders to purchase shares of MetLife, Inc. common stock at a stated price for a limited time. All Stock Options have an exercise price equal to the closing price of MetLife, Inc. common stock reported on the New York Stock Exchange on the date of grant, and have a maximum term of ten years. The vast majority of Stock Options granted have become or will become exercisable at a rate of one-third of each award on each of the first three anniversaries of the grant date. Other Stock Options have become or will become exercisable on the third anniversary of the grant date. Vesting is subject to continued service, except for employees who are retirement eligible and in certain other limited circumstances.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

   A summary of the activity related to Stock Options for the year ended December 31, 2010 is as follows:

                                                                                      WEIGHTED
                                                                                       AVERAGE
                                                                                      REMAINING    AGGREGATE
                                                       SHARES UNDER WEIGHTED AVERAGE CONTRACTUAL   INTRINSIC
                                                          OPTION     EXERCISE PRICE     TERM       VALUE (1)
                                                       ------------ ---------------- ----------- -------------
                                                                                       (YEARS)   (IN MILLIONS)
Outstanding at January 1, 2010........................  30,152,405       $38.51         5.50         $ --
Granted (2)...........................................   4,683,144       $35.06
Exercised.............................................  (1,742,003)      $29.74
Expired...............................................    (154,947)      $47.78
Forfeited.............................................    (236,268)      $34.64
                                                        ----------
Outstanding at December 31, 2010......................  32,702,331       $38.47         5.30         $195
                                                        ==========       ======         ====         ====
Aggregate number of stock options expected to vest at
  December 31, 2010...................................  31,930,964       $38.62         5.21         $186
                                                        ==========       ======         ====         ====
Exercisable at December 31, 2010......................  23,405,998       $40.43         4.00         $ 94
                                                        ==========       ======         ====         ====

----------
(1)The aggregate intrinsic value was computed using the closing share price on December 31, 2010 of $44.44 and December 31, 2009 of $35.35, as applicable.
(2)The total fair value of the shares MetLife, Inc. granted on the date of the grant was $53 million.

   The fair value of Stock Options is estimated on the date of grant using a binomial lattice model. Significant assumptions used in MetLife, Inc.'s binomial lattice model, which are further described below, include: expected volatility of the price of MetLife, Inc. common stock; risk-free rate of return; expected dividend yield on MetLife, Inc. common stock; exercise multiple; and the post-vesting termination rate.

   Expected volatility is based upon an analysis of historical prices of MetLife, Inc. common stock and call options on that common stock traded on the open market. MetLife, Inc. uses a weighted-average of the implied volatility for publicly traded call options with the longest remaining maturity nearest to the money as of each valuation date and the historical volatility, calculated using monthly closing prices of MetLife, Inc.'s common stock. MetLife, Inc. chose a monthly measurement interval for historical volatility as it believes this better depicts the nature of employee option exercise decisions being based on longer-term trends in the price of the underlying shares rather than on daily price movements.

   The binomial lattice model used by MetLife, Inc. incorporates different risk-free rates based on the imputed forward rates for U.S. Treasury Strips for each year over the contractual term of the option. The table below presents the full range of rates that were used for options granted during the respective periods.

   Dividend yield is determined based on historical dividend distributions compared to the price of the underlying common stock as of the valuation date and held constant over the life of the Stock Option.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The binomial lattice model used by MetLife, Inc. incorporates the contractual term of the Stock Options and then factors in expected exercise behavior and a post-vesting termination rate, or the rate at which vested options are exercised or expire prematurely due to termination of employment, to derive an expected life. Exercise behavior in the binomial lattice model used by MetLife, Inc. is expressed using an exercise multiple, which reflects the ratio of exercise price to the strike price of Stock Options granted at which holders of the Stock Options are expected to exercise. The exercise multiple is derived from actual historical exercise activity. The post-vesting termination rate is determined from actual historical exercise experience and expiration activity under the Incentive Plans.

   The following table presents the weighted average assumptions, with the exception of risk-free rate, which is expressed as a range, used to determine the fair value of Stock Options issued:

                                                               YEARS ENDED DECEMBER 31,
                                                          -----------------------------------
                                                             2010        2009        2008
                                                          ----------- ----------- -----------
Dividend yield...........................................    2.11%       3.15%       1.21%
Risk-free rate of return................................. 0.35%-5.88% 0.73%-6.67% 1.91%-7.21%
Expected volatility......................................   34.41%      44.39%      24.85%
Exercise multiple........................................    1.75        1.76        1.73
Post-vesting termination rate............................    3.64%       3.70%       3.05%
Contractual term (years).................................     10          10          10
Expected life (years)....................................      7           6           6
Weighted average exercise price of stock options granted.   $35.06      $23.61      $59.48
Weighted average fair value of stock options granted.....   $11.29       $8.37      $17.51

   MetLife, Inc. deducts 35% of the compensation amount of a Stock Option from its income on its tax return. The compensation amount is the price of shares on the date the Stock Option is exercised less the exercise price of the Stock Option. This tax benefit is allocated to the subsidiary of MetLife, Inc. that is the current or former employer of the associate, or is or was the principle for the non-employee insurance agent, who exercised the Stock Option.

   The following table presents a summary of Stock Option exercise activity for the:

                                                          YEARS ENDED DECEMBER 31,
                                                          ------------------------
                                                          2010     2009    2008
                                                          ----     ----    ----
                                                          (IN MILLIONS)
       Total intrinsic value of stock options exercised.. $22      $ 1     $36
       Cash received from exercise of stock options...... $52      $ 8     $45
       Tax benefit realized from stock options exercised. $ 8      $--     $13

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  Performance Shares

   Performance Shares are units that, if they vest, are multiplied by a performance factor to produce a number of final Performance Shares which are payable in shares of MetLife, Inc. common stock. Performance Shares are accounted for as equity awards, but are not credited with dividend-equivalents for actual dividends paid on MetLife, Inc. common stock during the performance period. Accordingly, the estimated fair value of Performance Shares is based upon the closing price of MetLife, Inc. common stock on the date of grant, reduced by the present value of estimated dividends to be paid on that stock during the performance period.

   Performance Share awards normally vest in their entirety at the end of the three-year performance period. Vesting is subject to continued service, except for employees who are retirement eligible and in certain other limited circumstances. Vested Performance Shares are multiplied by a performance factor of 0.0 to 2.0 based largely on MetLife, Inc.'s performance in change in annual net operating earnings and total shareholder return over the applicable three-year performance period compared to the performance of its competitors. A performance factor of 0.94 was applied for the January 1, 2007 -- December 31, 2009 performance period.

   The following table presents a summary of Performance Share activity for the year ended December 31, 2010:

                                                                      WEIGHTED AVERAGE
                                                          PERFORMANCE    GRANT DATE
                                                            SHARES       FAIR VALUE
                                                          ----------- ----------------
Outstanding at January 1, 2010...........................  3,493,435       $38.43
Granted (1)..............................................  1,528,065       $32.24
Forfeited................................................    (58,176)      $30.06
Payable (2)..............................................   (807,750)      $60.83
                                                           ---------
Outstanding at December 31, 2010.........................  4,155,574       $31.91
                                                           =========       ======
Performance Shares expected to vest at December 31, 2010.  3,972,769       $33.40
                                                           =========       ======

----------
(1)The total fair value of the shares MetLife, Inc. granted on the date of the grant was $49 million.
(2)Includes both shares paid and shares deferred for later payment.

   Performance Share amounts above represent aggregate initial target awards and do not reflect potential increases or decreases resulting from the performance factor determined after the end of the respective performance periods. At December 31, 2010, the three year performance period for the 2008 Performance Share grants was completed, but the performance factor has not yet been calculated. Included in the immediately preceding table are 824,825 outstanding Performance Shares to which the performance factor will be applied.

  Restricted Stock Units

   Restricted Stock Units are units that, if they vest, are payable in shares of MetLife, Inc. common stock. Restricted Stock Units are accounted for as equity awards, but are not credited with dividend-equivalents for actual dividends paid on MetLife, Inc. common stock during the performance period. Accordingly, the estimated fair value of Restricted Stock Units is based upon the closing price of MetLife, Inc. common stock on the date of grant, reduced by the present value of estimated dividends to be paid on that stock during the performance period.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The vast majority of Restricted Stock Units normally vest in their entirety on the third anniversary of their grant date. Other Restricted Stock Units normally vest in their entirety on the fifth anniversary of their grant date. Vesting is subject to continued service, except for employees who are retirement eligible and in certain other limited circumstances.

   The following table presents a summary of Restricted Stock Unit activity for the year ended December 31, 2010:

                                                                               WEIGHTED AVERAGE
                                                              RESTRICTED STOCK    GRANT DATE
                                                                   UNITS          FAIR VALUE
                                                              ---------------- ----------------
Outstanding at January 1, 2010...............................     393,362           $28.05
Granted (1)..................................................     607,200           $32.32
Forfeited....................................................     (31,275)          $27.31
Payable (2)..................................................     (32,115)          $63.32
                                                                  -------
Outstanding at December 31, 2010.............................     937,172           $29.63
                                                                  =======           ======
Restricted Stock Units expected to vest at December 31, 2010.     937,172           $29.63
                                                                  =======           ======

----------
(1)The total fair value of the shares MetLife, Inc. granted on the date of the grant was $20 million.
(2)Includes both shares paid and shares deferred for later payment.

  STATUTORY EQUITY AND INCOME

   Each insurance company's state of domicile imposes minimum risk-based capital ("RBC") requirements that were developed by the NAIC. The formulas for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. Metropolitan Life Insurance Company and each of its U.S. insurance subsidiaries exceeded the minimum RBC requirements for all periods presented herein.

   The NAIC has adopted the Codification of Statutory Accounting Principles ("Statutory Codification"). Statutory Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. The Department has adopted Statutory Codification with certain modifications for the preparation of statutory financial statements of insurance companies domiciled in New York. Modifications by the various state insurance departments may impact the effect of Statutory Codification on the statutory capital and surplus of Metropolitan Life Insurance Company and its insurance subsidiaries.

   Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt, reporting of reinsurance contracts and valuing securities on a different basis.

   In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by the Company are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years. Further, statutory accounting principles do not give recognition to purchase accounting adjustments.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Statutory net income (loss) of Metropolitan Life Insurance Company, a New York domiciled insurer, was $2,066 million, $1,221 million and ($338) million for the years ended December 31, 2010, 2009 and 2008, respectively. Statutory capital and surplus, as filed with the Department, was $13.2 billion and $12.6 billion at December 31, 2010 and 2009, respectively.

  DIVIDEND RESTRICTIONS

   Under New York State Insurance Law, Metropolitan Life Insurance Company is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to MetLife, Inc. as long as the aggregate amount of all such dividends in any calendar year does not exceed the lesser of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). Metropolitan Life Insurance Company will be permitted to pay a dividend to MetLife, Inc. in excess of the lesser of such two amounts only if it files notice of its intention to declare such a dividend and the amount thereof with the Superintendent and the Superintendent does not disapprove the dividend within 30 days of its filing. Under New York State Insurance Law, the Superintendent has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its shareholders. The Department has established informal guidelines for such determinations. The guidelines, among other things, focus on the insurer's overall financial condition and profitability under statutory accounting practices. During the year ended December 31, 2010, Metropolitan Life Insurance Company paid a dividend of $631 million, of which $399 million was a transfer of securities. During the year ended December 31, 2009, Metropolitan Life Insurance Company did not pay a dividend. During the year ended December 31, 2008, Metropolitan Life Insurance Company distributed shares of RGA stock to MetLife, Inc. as an in-kind extraordinary dividend of $1,318 million. The maximum amount of dividends which Metropolitan Life Insurance Company may pay in 2011 without prior regulatory approval is $1,321 million.

   Under Massachusetts State Insurance Law, NELICO is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to Metropolitan Life Insurance Company as long as the amount of such dividends, when aggregated with all other dividends in the preceding 12 months, does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year. NELICO will be permitted to pay a dividend to Metropolitan Life Insurance Company in excess of the greater of such two amounts only if it files notice of its intention to declare such a dividend and the amount thereof with the Massachusetts Commissioner of Insurance (the "Commissioner") and the Commissioner does not disapprove the payment within 30 days of its filing. In addition, any dividend that exceeds statutory unassigned funds surplus as of the last filed annual statutory statement requires insurance regulatory approval. During the years ended December 31, 2010, 2009 and 2008, NELICO paid a dividend of $84 million, $19 million and $94 million, respectively. The maximum amount of dividends which NELICO may pay in 2011 without prior regulatory approval is $107 million.

   For the years ended December 31, 2010, 2009 and 2008, Metropolitan Life Insurance Company received dividends from non-insurance subsidiaries of $397 million, $148 million and $48 million, respectively.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  OTHER COMPREHENSIVE INCOME (LOSS)

   The following table sets forth the reclassification adjustments required for the years ended December 31, 2010, 2009 and 2008 in other comprehensive income
(loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior year:

                                                            YEARS ENDED DECEMBER 31,
                                                           --------------------------
                                                             2010     2009     2008
-                                                          -------  -------  --------
                                                                  (IN MILLIONS)
Holding gains (losses) on investments arising during the
  year.................................................... $ 7,350  $12,267  $(18,334)
Income tax effect of holding gains (losses)...............  (2,568)  (4,233)    6,273
Reclassification adjustments:
 Recognized holding (gains) losses included in current
   year income............................................     (74)   1,021     1,214
 Amortization of premiums and accretion of discounts
   associated with investments............................    (471)    (459)     (504)
Income tax effect.........................................     190     (194)     (245)
Allocation of holding (gains) losses on investments
  relating to other policyholder amounts..................  (2,329)  (1,948)    3,592
Income tax effect of allocation of holding (gains) losses
  to other policyholder amounts...........................     814      672    (1,231)
Unrealized investment loss on dividend of interests in
  subsidiary..............................................      --       --        88
Deferred income tax on unrealized investment loss on
  dividend of interests in subsidiary.....................      --       --       (46)
                                                           -------  -------  --------
Net unrealized investment gains (losses), net of income
  tax.....................................................   2,912    7,126    (9,193)
Foreign currency translation adjustments, net of income
  tax.....................................................     (16)     (92)     (247)
Defined benefit plans adjustment, net of income tax.......      98      (90)   (1,149)
                                                           -------  -------  --------
Other comprehensive income (loss).........................   2,994    6,944   (10,589)
Other comprehensive income (loss) attributable to
  noncontrolling interests................................      (6)       5        --
Other comprehensive income (loss) attributable to
  noncontrolling interests of subsidiary at date of
  dividend of interests in subsidiary.....................      --       --       150
Foreign currency translation adjustments attributable to
  noncontrolling interests of subsidiary at date of
  dividend of interests in subsidiary.....................      --       --       107
Defined benefit plans adjustment attributable to
  noncontrolling interests of subsidiary at date of
  dividend of interests in subsidiary.....................      --       --        (4)
                                                           -------  -------  --------
Other comprehensive income (loss) attributable to
  Metropolitan Life Insurance Company, excluding
  cumulative effect of change in accounting principle.....   2,988    6,949   (10,336)
Cumulative effect of change in accounting principle, net
  of income tax expense (benefit) of $6 million,
  ($19) million and $0 (see Note 1).......................      10      (36)       --
                                                           -------  -------  --------
Other comprehensive income (loss) attributable to
  Metropolitan Life Insurance Company..................... $ 2,998  $ 6,913  $(10,336)
                                                           =======  =======  ========

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


16.  OTHER EXPENSES

   Information on other expenses was as follows:

                                                        YEARS ENDED DECEMBER 31,
                                                        ----------------------
                                                         2010     2009    2008
-                                                       ------   ------  ------
                                                             (IN MILLIONS)
Compensation........................................... $2,230   $2,433  $2,482
Pension, postretirement & postemployment benefit costs.    331      411     108
Commissions............................................    651      758     901
Volume-related costs...................................    173       36      29
Affiliated interest costs on ceded reinsurance.........  1,386    1,236   1,072
Capitalization of DAC..................................   (804)    (857)   (901)
Amortization of DAC and VOBA...........................    950      415   1,081
Interest expense on debt and debt issue costs..........    217      166     192
Premium taxes, licenses & fees.........................    288      317     275
Professional services..................................    743      701     740
Rent, net of sublease income...........................    147      262     264
Other..................................................    (53)     131     335
                                                        ------   ------  ------
Total other expenses................................... $6,259   $6,009  $6,578
                                                        ======   ======  ======

  CAPITALIZATION OF DAC AND AMORTIZATION OF DAC AND VOBA

   See Note 6 for DAC and VOBA by segment and a rollforward of each including impacts of capitalization and amortization. See also Note 10 for a description of the DAC amortization impact associated with the closed block.

  INTEREST EXPENSE ON DEBT AND DEBT ISSUE COSTS

   See Note 11 for attribution of interest expense by debt issuance. Interest expense on debt and debt issue costs includes interest expense related to CSEs of $15 million for the year ended December 31, 2010, and $0 for both of the years ended December 31, 2009 and 2008. See Note 3.

  AFFILIATED EXPENSES

   Commissions, capitalization of DAC and amortization of DAC and VOBA include the impact of affiliated reinsurance transactions.

   See Notes 9, 11 and 19 for discussion of affiliated expenses included in the table above.

  LEASE IMPAIRMENTS

   See Note 13 for description of lease impairments included within other expenses.

  RESTRUCTURING CHARGES

   In September 2008, MetLife, Inc. began an enterprise-wide cost reduction and revenue enhancement initiative which is expected to be fully implemented by December 31, 2011. This initiative is focused on reducing complexity, leveraging scale, increasing productivity and improving the effectiveness of MetLife, Inc.'s and its subsidiaries' operations, as well as providing a foundation for future growth. Estimated restructuring costs may change as management continues to execute its restructuring plans. Restructuring charges associated with

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


this enterprise-wide initiative and allocated to the Company were included in other expenses within Corporate & Other and are as follows:

                                                                    YEARS ENDED
                                                                   DECEMBER 31,
                                                                 ----------------
                                                                 2010   2009  2008
-                                                                ----  -----  ----
                                                                   (IN MILLIONS)
Balance at January 1,........................................... $ 19  $  61  $--
   Severance charges............................................   14     70   67
   Change in severance charge estimates.........................   (2)    (8)  (6)
   Cash payments................................................  (28)  (104)  --
                                                                 ----  -----  ---
Balance at December 31,......................................... $  3  $  19  $61
                                                                 ====  =====  ===
Restructuring charges incurred in current period................ $ 12  $  62  $61
                                                                 ====  =====  ===
Total restructuring charges incurred since inception of program. $135  $ 123  $61
                                                                 ====  =====  ===

   For the years ended December 31, 2010, 2009 and 2008, the change in severance charge estimates of ($2) million, ($8) million and ($6) million, respectively, was due to changes in estimates for variable incentive compensation, COBRA benefits, employee outplacement services and for employees whose severance status changed.

   In addition to the above charges, the Company has recognized lease charges of $28 million associated with the consolidation of office space since the inception of the initiative.

   Management anticipates further restructuring charges, including severance, lease and asset impairments, will be incurred during the year ending
December 31, 2011. However, such restructuring plans were not sufficiently developed to enable MetLife, Inc. to make an estimate of such restructuring charges at December 31, 2010.

17.  BUSINESS SEGMENT INFORMATION

   The Company is organized into three segments: Insurance Products, Retirement Products and Corporate Benefit Funding. In addition, the Company reports certain of its results of operations in Corporate & Other.

   Insurance Products offers a broad range of protection products and services to individuals and corporations, as well as other institutions and their respective employees, and is organized into three distinct businesses: Group Life, Individual Life and Non-Medical Health. Group Life insurance products and services include variable life, universal life and term life products. Individual Life insurance products and services include variable life, universal life, term life and whole life products. Non-Medical Health products and services include dental insurance, short- and long-term disability, long-term care and other insurance products. Retirement Products offers asset accumulation and income products, including a wide variety of annuities. Corporate Benefit Funding offers pension risk solutions, structured settlements, stable value and investment products and other benefit funding products. In the fourth quarter of 2010, management realigned certain income annuity products within the Company's segments to better conform to the way it manages and assesses its business and began reporting such product results in the Retirement Products segment, previously reported in the Corporate Benefit Funding segment. Accordingly, prior period results for these segments have been adjusted by $29 million and $13 million of operating losses, net of $15 million and $8 million of income tax benefits, for the years ended December 31, 2009 and 2008, respectively, to reflect such product reclassifications.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Corporate & Other contains the excess capital not allocated to the segments, various start-up entities and run-off entities, as well as interest expense related to the majority of the Company's outstanding debt and expenses associated with certain legal proceedings and income tax audit issues. Corporate & Other also includes the elimination of intersegment amounts, which generally relate to intersegment loans, which bear interest rates commensurate with related borrowings.

   Operating earnings is the measure of segment profit or loss the Company uses to evaluate segment performance and allocate resources. Consistent with GAAP accounting guidance for segment reporting, it is the Company's measure of segment performance reported below. Operating earnings does not equate to income (loss) from continuing operations, net of income tax or net income
(loss) as determined in accordance with GAAP and should not be viewed as a substitute for those GAAP measures. The Company believes the presentation of operating earnings herein as the Company measures it for management purposes enhances the understanding of its performance by highlighting the results from operations and the underlying profitability drivers of the businesses.

   Operating earnings is defined as operating revenues less operating expenses, net of income tax.

   Operating revenues is defined as GAAP revenues (i) less net investment gains (losses) and net derivative gains (losses); (ii) less amortization of unearned revenue related to net investment gains (losses) and net derivative gains (losses); (iii) plus scheduled periodic settlement payments on derivatives that are hedges of investments but do not qualify for hedge accounting treatment; and (iv) plus income from discontinued real estate operations.

   Operating expenses is defined as GAAP expenses (i) less changes in policyholder benefits associated with asset value fluctuations related to experience-rated contractholder liabilities; (ii) less costs related to noncontrolling interests; (iii) less amortization of DAC and VOBA and changes in the policyholder dividend obligation related to net investment gains (losses) and net derivative gains (losses); and (iv) plus scheduled periodic settlement payments on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment.

   In addition, operating revenues and operating expenses do not reflect the consolidation of certain securitization entities that are VIEs as required under GAAP.

   Set forth in the tables below is certain financial information with respect to the Company's segments, as well as Corporate & Other for the years ended December 31, 2010, 2009 and 2008 and at December 31, 2010 and 2009. The accounting policies of the segments are the same as those of the Company, except for the method of capital allocation and the accounting for gains (losses) from intercompany sales, which are eliminated in consolidation. Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. The economic capital model accounts for the unique and specific nature of the risks inherent in the Company's businesses. As a part of the economic capital process, a portion of net investment income is credited to the segments based on the level of allocated equity. The Company allocates certain non-recurring items, such as expenses associated with certain legal proceedings, to Corporate & Other.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                      OPERATING EARNINGS
                                       ------------------------------------------------
                                                            CORPORATE
                                       INSURANCE RETIREMENT  BENEFIT  CORPORATE                         TOTAL
YEAR ENDED DECEMBER 31, 2010           PRODUCTS   PRODUCTS   FUNDING   & OTHER   TOTAL   ADJUSTMENTS CONSOLIDATED
-------------------------------------  --------- ---------- --------- --------- -------  ----------- ------------
                                                                     (IN MILLIONS)
REVENUES
Premiums..............................  $16,615    $  608    $1,295    $    1   $18,519     $  --      $18,519
Universal life and investment-type
 product policy fees..................    1,363       515       196        --     2,074         1        2,075
Net investment income.................    5,344     2,274     3,830       146    11,594        11       11,605
Other revenues........................      444        78       239       964     1,725        --        1,725
Net investment gains (losses).........       --        --        --        --        --      (170)        (170)
Net derivative gains (losses).........       --        --        --        --        --      (266)        (266)
                                        -------    ------    ------    ------   -------     -----      -------
  Total revenues......................   23,766     3,475     5,560     1,111    33,912      (424)      33,488
                                        -------    ------    ------    ------   -------     -----      -------
EXPENSES
Policyholder benefits and claims and
 policyholder dividends...............   18,299       978     2,875       (18)   22,134        16       22,150
Interest credited to policyholder
 account balances.....................      507       712     1,251        --     2,470        53        2,523
Capitalization of DAC.................     (398)     (392)      (14)       --      (804)       --         (804)
Amortization of DAC and VOBA..........      546       262        15         1       824       126          950
Interest expense on debt..............        4         4         5       189       202        15          217
Other expenses........................    2,968     1,320       425     1,181     5,894         2        5,896
                                        -------    ------    ------    ------   -------     -----      -------
  Total expenses......................   21,926     2,884     4,557     1,353    30,720       212       30,932
                                        -------    ------    ------    ------   -------     -----      -------
Provision for income tax expense
  (benefit)...........................      645       208       350      (208)      995      (213)         782
                                        -------    ------    ------    ------   -------                -------
OPERATING EARNINGS....................  $ 1,195    $  383    $  653    $  (34)    2,197
                                        =======    ======    ======    ======
Adjustments to:
  Total revenues......................                                             (424)
  Total expenses......................                                             (212)
  Provision for income tax (expense)
   benefit............................                                              213
                                                                                -------
INCOME (LOSS) FROM CONTINUING
 OPERATIONS, NET OF INCOME TAX........                                          $ 1,774                $ 1,774
                                                                                =======                =======

                                                   CORPORATE
                              INSURANCE RETIREMENT  BENEFIT  CORPORATE
AT DECEMBER 31, 2010:         PRODUCTS   PRODUCTS   FUNDING   & OTHER   TOTAL
----------------------------- --------- ---------- --------- --------- --------
                                                (IN MILLIONS)
TOTAL ASSETS................. $123,915   $77,633   $143,530   $30,329  $375,407
SEPARATE ACCOUNT ASSETS...... $  8,343   $34,540   $ 54,946   $    --  $ 97,829
SEPARATE ACCOUNT LIABILITIES. $  8,343   $34,540   $ 54,946   $    --  $ 97,829

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                      OPERATING EARNINGS
                                       ------------------------------------------------
                                                            CORPORATE
                                       INSURANCE RETIREMENT  BENEFIT  CORPORATE                         TOTAL
YEAR ENDED DECEMBER 31, 2009           PRODUCTS   PRODUCTS   FUNDING   & OTHER   TOTAL   ADJUSTMENTS CONSOLIDATED
-------------------------------------  --------- ---------- --------- --------- -------  ----------- ------------
                                                                     (IN MILLIONS)
REVENUES
Premiums..............................  $16,651    $  553    $1,414    $   11   $18,629    $    --     $18,629
Universal life and investment-type
 product policy fees..................    1,486       441       145        --     2,072         (5)      2,067
Net investment income.................    4,968     2,006     3,466      (328)   10,112         77      10,189
Other revenues........................      511        73       230       925     1,739         --       1,739
Net investment gains (losses).........       --        --        --        --        --     (1,667)     (1,667)
Net derivative gains (losses).........       --        --        --        --        --     (4,428)     (4,428)
                                        -------    ------    ------    ------   -------    -------     -------
  Total revenues......................   23,616     3,073     5,255       608    32,552     (6,023)     26,529
                                        -------    ------    ------    ------   -------    -------     -------
EXPENSES
Policyholder benefits and claims and
 policyholder dividends...............   18,447       922     2,879         7    22,255         19      22,274
Interest credited to policyholder
 account balances.....................      513       754     1,366        --     2,633         36       2,669
Capitalization of DAC.................     (396)     (449)      (12)       --      (857)        --        (857)
Amortization of DAC and VOBA..........      410       246        12         2       670       (255)        415
Interest expense on debt..............        2        --         1       163       166         --         166
Other expenses........................    3,145     1,391       422     1,320     6,278          7       6,285
                                        -------    ------    ------    ------   -------    -------     -------
  Total expenses......................   22,121     2,864     4,668     1,492    31,145       (193)     30,952
                                        -------    ------    ------    ------   -------    -------     -------
Provision for income tax expense
 (benefit)............................      498        61       187      (489)      257     (2,147)     (1,890)
                                        -------    ------    ------    ------   -------                -------
OPERATING EARNINGS....................  $   997    $  148    $  400    $ (395)    1,150
                                        =======    ======    ======    ======
Adjustments to:
  Total revenues......................                                           (6,023)
  Total expenses......................                                              193
  Provision for income tax (expense)
   benefit............................                                            2,147
                                                                                -------
INCOME (LOSS) FROM CONTINUING
 OPERATIONS, NET OF INCOME TAX........                                          $(2,533)               $(2,533)
                                                                                =======                =======

                                                   CORPORATE
                              INSURANCE RETIREMENT  BENEFIT  CORPORATE
AT DECEMBER 31, 2009:         PRODUCTS   PRODUCTS   FUNDING   & OTHER   TOTAL
----------------------------- --------- ---------- --------- --------- --------
                                                (IN MILLIONS)
TOTAL ASSETS................. $117,867   $70,201   $125,811   $29,078  $342,957
SEPARATE ACCOUNT ASSETS...... $  7,749   $28,442   $ 44,186   $    --  $ 80,377
SEPARATE ACCOUNT LIABILITIES. $  7,749   $28,442   $ 44,186   $    --  $ 80,377

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                      OPERATING EARNINGS
                                       ------------------------------------------------
                                                            CORPORATE
                                       INSURANCE RETIREMENT  BENEFIT  CORPORATE                         TOTAL
YEAR ENDED DECEMBER 31, 2008           PRODUCTS   PRODUCTS   FUNDING   & OTHER   TOTAL   ADJUSTMENTS CONSOLIDATED
-------------------------------------  --------- ---------- --------- --------- -------  ----------- ------------
                                                                     (IN MILLIONS)
REVENUES
Premiums..............................  $15,937    $  564    $1,933    $   10   $18,444    $    --     $18,444
Universal life and investment-type
 product policy fees..................    1,515       584       184        --     2,283          2       2,285
Net investment income.................    5,148     1,754     4,279      (119)   11,062         52      11,114
Other revenues........................      510        57       349       966     1,882         --       1,882
Net investment gains (losses).........       --        --        --        --        --     (1,529)     (1,529)
Net derivative gains (losses).........       --        --        --        --        --      5,001       5,001
                                        -------    ------    ------    ------   -------    -------     -------
  Total revenues......................   23,110     2,959     6,745       857    33,671      3,526      37,197
                                        -------    ------    ------    ------   -------    -------     -------
EXPENSES
Policyholder benefits and claims and
 policyholder dividends...............   17,637     1,009     3,500        22    22,168        247      22,415
Interest credited to policyholder
 account balances.....................      520       757     1,871         7     3,155         26       3,181
Capitalization of DAC.................     (484)     (396)      (13)       (8)     (901)        --        (901)
Amortization of DAC and VOBA..........      513       390        16         9       928        153       1,081
Interest expense on debt..............        1         2        --       189       192         --         192
Other expenses........................    3,245     1,214       403     1,350     6,212         (6)      6,206
                                        -------    ------    ------    ------   -------    -------     -------
  Total expenses......................   21,432     2,976     5,777     1,569    31,754        420      32,174
                                        -------    ------    ------    ------   -------    -------     -------
Provision for income tax expense
 (benefit)............................      572       (25)      335      (336)      546      1,104       1,650
                                        -------    ------    ------    ------   -------                -------
OPERATING EARNINGS....................  $ 1,106    $    8    $  633    $ (376)    1,371
                                        =======    ======    ======    ======
Adjustments to:
  Total revenues......................                                            3,526
  Total expenses......................                                             (420)
  Provision for income tax (expense)
   benefit............................                                           (1,104)
                                                                                -------
INCOME (LOSS) FROM CONTINUING
 OPERATIONS, NET OF INCOME TAX........                                          $ 3,373                $ 3,373
                                                                                =======                =======

   Net investment income is based upon the actual results of each segment's specifically identifiable asset portfolio adjusted for allocated equity. Other costs are allocated to each of the segments based upon: (i) a review of the nature of such costs; (ii) time studies analyzing the amount of employee compensation costs incurred by each segment; and (iii) cost estimates included in the Company's product pricing.

   Operating revenues derived from any customer did not exceed 10% of consolidated operating revenues for the years ended December 31, 2010, 2009 and 2008. Substantially all of the Company's revenues originated in the United States.

18. DISCONTINUED OPERATIONS

  REAL ESTATE

   The Company actively manages its real estate portfolio with the objective of maximizing earnings through selective acquisitions and dispositions. Income related to real estate classified as held-for-sale or sold is presented in discontinued operations. These assets are carried at the lower of depreciated cost or estimated fair value less expected disposition costs. Income from discontinued real estate operations, net of income tax, was $12 million, $11 million and $13 million for the years ended December 31, 2010, 2009 and 2008, respectively.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The carrying value of real estate related to discontinued operations was $4 million and $55 million at December 31, 2010 and 2009, respectively.

  OPERATIONS

  Reinsurance Group of America, Incorporated

   The following table presents the amounts related to the operations of RGA that have been reflected as discontinued operations (see Note 2) in the consolidated statements of operations:

                                                                                              YEAR ENDED
                                                                                           DECEMBER 31, 2008
                                                                                           -----------------
Total revenues............................................................................      $3,952
Total expenses............................................................................       3,796
                                                                                                ------
Income before provision for income tax....................................................         156
Provision for income tax..................................................................          53
                                                                                                ------
Income from discontinued operations, net of income tax, attributable to Metropolitan Life
  Insurance Company.......................................................................         103
Income from discontinued operations, net of income tax, attributable to noncontrolling
  interests...............................................................................          94
Loss in connection with the dividend of interests in subsidiary, net of income tax........        (398)
                                                                                                ------
Income (loss) from discontinued operations, net of income tax.............................      $ (201)
                                                                                                ======

   The operations of RGA included direct policies and reinsurance agreements with Metropolitan Life Insurance Company and some of its subsidiaries. These agreements are generally terminable by either party upon 90 days written notice with respect to future new business. Agreements related to existing business generally are not terminable, unless the underlying policies terminate or are recaptured. These direct policies and reinsurance agreements do not constitute significant continuing involvement by the Company with RGA. Included in continuing operations in the Company's consolidated statements of operations are amounts related to these transactions, including ceded amounts that reduced premiums and fees by $117 million and ceded amounts that reduced policyholder benefits and claims by $90 million for the year ended December 31, 2008 that have not been eliminated as these transactions have continued after the RGA disposition.

19.  RELATED PARTY TRANSACTIONS

  SERVICE AGREEMENTS

   The Company has entered into various agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include personnel, policy administrative functions and distribution services. For certain of the agreements, charges are based on various performance measures or activity-based costing. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual incidence of cost incurred by the Company and/or affiliate. Expenses and fees incurred with affiliates related to these agreements, recorded in other expenses, were $2,700 million, $2,965 million and $2,839 million for the years ended December 31, 2010, 2009 and 2008, respectively. The Company also entered into agreements with affiliates to provide additional services necessary to conduct the affiliates' activities. Typical services provided under these agreements include management, policy administrative functions, investment advice and distribution services. Expenses incurred by the Company related to these agreements, included in other expenses, were $1,189 million, $1,074 million and $815 million for

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

the years ended December 31, 2010, 2009 and 2008, respectively, and were reimbursed to the Company by these affiliates. The aforementioned expenses and fees incurred with affiliates were comprised of the following:

                                        YEARS ENDED DECEMBER 31,
                                        ----------------------
                                         2010     2009    2008
                                        ------   ------  ------
                                             (IN MILLIONS)
                 Compensation.......... $1,770   $2,255  $2,172
                 Commissions...........    801      638     658
                 Volume-related costs..   (269)    (284)   (309)
                 Professional services.    (18)      --      --
                 Rent..................    (28)      --      --
                 Other.................   (745)    (718)   (497)
                                        ------   ------  ------
                  Total other expenses. $1,511   $1,891  $2,024
                                        ======   ======  ======

   Revenues received from affiliates related to these agreements were recorded as follows:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                             2010     2009    2008
                                                             ----     ----    ----
                                                             (IN MILLIONS)
     Universal life and investment-type product policy fees. $84      $55     $16
     Other revenues......................................... $34      $22     $17

   The Company had net payables to affiliates of $243 million and $205 million at December 31, 2010 and 2009, respectively, related to the items discussed above. These payables exclude affiliated reinsurance balances discussed in
Note 9. See Notes 3, 8 and 11 for discussion of additional related party transactions.

20.  SUBSEQUENT EVENTS

  CREDIT FACILITY

   On February 1, 2011, MetLife, Inc. entered into a committed facility with a third-party bank to provide letters of credit for the benefit of Missouri Reinsurance (Barbados) Inc. ("MoRe"), a captive reinsurance subsidiary, to address its short-term solvency needs based on guidance from the regulator. This one-year facility provides for the issuance of letters of credit in amounts up to $350 million. Under the facility, a letter of credit for $250 million was issued on February 2, 2011 and increased to $295 million on February 23, 2011, which management believes satisfies MoRe's solvency requirements.

21.  SUBSEQUENT EVENT (UNAUDITED)

   As disclosed in Note 1, in October 2010, the FASB issued new guidance regarding accounting for deferred acquisition costs (ASU 2010-26, Financial Services -- Insurance (Topic 944): Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts), ("ASU 2010-26"), effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2011. As a result, sales manager compensation and administrative costs currently capitalized by the Company will no longer be deferred. The Company plans to adopt ASU 2010-26 effective January 1, 2012 and to apply it retrospectively to all prior periods presented in its consolidated financial statements for all insurance contracts. The Company estimates that DAC will be reduced by approximately $1.2 billion to $1.7 billion and total equity will be reduced by approximately $750 million to $1.1 billion, net of tax as of the date of adoption. In addition, the Company expects a reduction in prior period earnings as a result of applying the new guidance retrospectively. The final impacts may be different due to changes in financial market performance, DAC assumption updates and sales.

                                    PART C

                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

     (a) The financial statements and financial highlights comprising each of the individual Investment Divisions of the Separate Account and the report of the Independent Registered Public Accounting Firm thereto are contained in the Separate Account's Annual Report and are included in the Statement of Additional Information. The financial statements of the Separate Account include:


            (1) Statements of Assets and Liabilities as of December 31, 2010.
            (2) Statements of Operations for the year ended December 31, 2010.
            (3) Statements of Changes in Net Assets for the years ended
                December 31, 2010 and 2009.
            (4) Notes to the Financial Statements.

     (b) The consolidated financial statements of Metropolitan Life Insurance Company and subsidiaries and the report of the Independent Registered Public Accounting Firm are included in the Statement of Additional Information. The consolidated financial statements of Metropolitan Life Insurance Company and subsidiaries include:

            (1) Consolidated Balance Sheets as of December 31, 2010 and 2009.
            (2) Consolidated Statements of Operations for the years ended
                December 31, 2010, 2009 and 2008.
            (3) Consolidated Statements of Stockholder's Equity for the years ended December 31, 2010, 2009 and 2008.
            (4) Consolidated Statements of Cash Flows for the years ended
                December 31, 2010, 2009 and 2008.
            (5) Notes to the Consolidated Financial Statements.


     (B) EXHIBITS

     (1)       -- Resolution of the Board of Directors of Metropolitan Life
                  establishing Separate Account E.(1)
     (2)       -- Not applicable.
     (3)(a)    -- Principal Underwriting Agreement with MetLife Investors
                  Distribution Company. (15)

        (b) -- Form of Retail Sales Agreement (MLIDC Retail Sales Agreement 7-1-05)(LTC). (5)

          (i) Form of Enterprise Selling Agreement 02-10 (MetLife Investors Distribution Company Sales Agreement).(17)

        (c)    -- Participation Agreement--New England Zenith Fund. (3)
        (d)    -- Participation Agreement--American Funds Insurance Series. (2)

        (d)(i) -- Participation Agreement--American Funds Insurance Series - Summary (20)

        (e)    -- Participation Agreement--Met Investors Series Trust. (4)
          (i)  -- First Amendment to the Participation Agreement (16)


          (ii) -- Second Amendment to the Participation Agreement (16)


        (f)    -- Participation Agreement--Metropolitan Series Fund. (6)

     (4)       -- Form of Deferred Annuity Contract. (2)

        (a) -- ROTH Individual Retirement Annuity Endorsement--Form ML-446.2 (9/02). (8)

        (b)    -- 401(a)/403(a) Plan Endorsement. Form ML-401.2(9/02). (8)

        (c) -- Individual Retirement Annuity Endorsement. Form ML-408.2 (9/02). (9)

        (d)    -- Tax Sheltered Annuity Endorsement. Form ML-398-3 (12/08). (24)

        (e) -- Qualified Distribution Program Endorsement-Form ML-RMD (7/10) (GMIB and EDB) (22)

        (f) -- Qualified Distribution Program Endorsement-Form ML-RMD-NY (7/10) (GMIB and EDB) (22)

        (g)    -- Enhanced Dollar Cost Averaging Rider Form ML-510-1 (5/05). (9)

        (h)    -- Non-Qualified Annuity Endorsement Form ML-NQ (11/04)-I. (10)

        (i) -- Designated Beneficiary Non-Qualified Annuity Endorsement. Form ML-NQ (11/05)-I. (11)


        (j)    -- Guaranteed Minimum Income Benefit Rider -- Living Benefit

                  (i) Form ML-560-4 (4/08) (GMIB Max III, GMIB Max II, GMIB Plus IV and GMIB Plus III). (14)

                        (A) Contract Schedule -- Form ML-EGMIB (4/08) (GMIB Max III, GMIB Max II, GMIB Plus IV and GMIB Plus III). (21)

                                  . Base Policy Contract Schedule

                                     (i)    Form PPS-6 (9/10) (GMIB Max III and
                                            GMIB Max II). (21)
                                     (ii)   Form PPS-5 (6/06) (GMIB Plus IV and
                                            GMIB Plus III). (26)

        (k)    -- Guaranteed Minimum Income Benefit Rider -- Living Benefit (NY)

                  (i)   Form ML-560-12-NY (12/11) (GMIB Max III). (26)
                  (ii)  Form ML-560-11-NY (9/11) (GMIB Max II). (26)
                  (iii) Form ML-560-10-NY (9/11) (GMIB Plus IV). (26)
                  (iv)  Form ML-560-8-NY (11/10) (GMIB Plus III). (26)

                        (A) Contract Schedule - Form ML-EGMIB-NY (9/10) (GMIB Max III, GMIB Max II, GMIB Plus IV and GMIB
                             Plus III). (21)

                                  . Base Policy Contract Schedule

                                     (i)    Form B Class - PPS-5-NY (9/10)-B
                                            (GMIB Max III and GMIB Max II). (26)
                                     (ii)   Form B Plus Class - PPS-5-NY (9/10)
                                            (GMIB Max III and GMIB Max II). (26)
                                     (iii)  Form L Class - PPS-5-NY (9/10)-L
                                            (GMIB Max III and GMIB Max II). (26)
                                     (iv)   Form C Class - PPS-5-NY (9/10)-C
                                            (GMIB Max III and GMIB Max II). (26)
                                     (v)    Form R Class - PPS-5-NY (9/10)-R
                                            (GMIB Max III and GMIB Max II). (26)
                                     (vi)   Form B Class - PPS-33-4 (9/08)-B
                                            (GMIB Plus IV and GMIB Plus
                                            III). (26)
                                     (vii)  Form B Plus - PPS-33-4 (9/08) (GMIB
                                            Plus IV and GMIB Plus III). (26)
                                     (viii) Form L Class - PPS-33-4 (9/08)-L
                                            (GMIB Plus IV and GMIB Plus
                                            III). (26)
                                     (ix)   Form C Class - PPS-33-4 (9/08)-C
                                            (GMIB Plus IV and GMIB Plus
                                            III). (26)
                                     (x)    Form R Class - PPS-33-4 (9/08)-R
                                            (GMIB Plus IV and GMIB Plus
                                            III). (26)

        (l) -- Guaranteed Minimum Death Benefit ("GMDB") Rider -- (Enhanced Death Benefit ("EDB"))

                  (i) Form ML-640-1 (4/08) (EDB Max III, EDB Max II, EDB III and EDB II). (14)

                       (A) Contract Schedule -- Form ML-EDB (4/08) (EDB Max III, EDB Max II, EDB III and EDB II). (21)

                                  . Base Policy Contract Schedule

                                     (i)   Form PPS-6 (9/10) (EDB Max III and
                                           EDB Max II). (21)
                                     (ii)  Form PPS-5 (6/06) (EDB III and
                                           EDB II). (26)


     (5)       -- Form of Variable Annuity Application PPS-APP-09-08 MPP
                  (09/11) Fs (24)

     (6)(a)    -- Amended and Restated Charter of Metropolitan Life.(4)

        (b)    -- Amended and Restated By-Laws of Metropolitan Life.(7)

     (7)       -- Automatic Reinsurance Agreement between Metropolitan Life
                  Insurance Company and Exeter Reassurance Company, LTD. effective December 1, 2004 (Agreement No. 17258) (23)
                  i.   Amendment No. 1 as of May 1, 2005
                  ii.  Amendment No. 2 as of November 1, 2005
                  iii. Amendment No. 3 as of June 12, 2006
                  iv.  Amendment No. 4 as of February 26, 2007
                  v.   Amendment No. 5 as of June 30, 2007
                  vi.  Amendment No. 6 as of July 16, 2007

     (8)       -- Not applicable.

     (9)       -- Opinion and consent of counsel as to the legality of the securities being registered.(24)


    (10)       -- Consent of Independent Registered Public Accounting Firm.(26)


    (11)       -- Not applicable.

    (12)       -- Not applicable.

    (13)(a)    -- MetLife Preference Premier (File No. 333-176654) Powers
                  of Attorney.(19)(25)


------------------

1. Filed with Post-Effective Amendment No. 19 to Registration Statement
   No. 2-90380/811-4001 for Metropolitan Life Separate Account E on Form N-4 on February 27, 1996. As incorporated herein by reference.

2. Filed with Pre-Effective Amendment No.1 to Registration Statement No. 333-52366/811-4001 for Metropolitan Life Separate Account E on Form N-4 on August 3, 2001. As incorporated herein by reference.


3. Filed with Post-Effective Amendment No. 10 to Registration Statement No. 33-57320 for Metropolitan Life Separate Account UL on Form S-6 on September 18, 2000. As incorporated herein by reference.


4. Filed with Registration Statement No. 333-83716/811-4001 for Metropolitan Life Separate Account E on Form N-4 on March 5, 2002. As incorporated herein by reference.

5. Filed with Post-Effective Amendment No. 13 to Registration Statement No. 333-52366/811-4001 for Metropolitan Life Separate Account E on Form N-4 on April 25, 2006. As incorporated herein by reference.


6. Filed with Post-Effective Amendment No. 9 to Registration Statement 333-83716/811-4001 for Metropolitan Life Separate Account E on Form N-4 on September 10, 2007. As incorporated herein by reference.


7. Filed with Post-Effective Amendment No. 16 to Registration Statement No. 333-52366/811-4001 for Metropolitan Life Separate Account E on Form N-4 on January 16, 2008. As incorporated herein by reference.


8. Filed with Post-Effective Amendment No. 2 to Registration Statement No. 333-52366/811-4001 for Metropolitan Life Separate Account E on Form N-4 on April 10, 2003. As incorporated herein by reference.


9. Filed with Post-Effective Amendment No. 7 to Registration Statement No. 333-52366/811-4001 for Metropolitan Life Separate Account E on Form N-4 on April 8, 2005. As incorporated herein by reference.


10. Filed with Post-Effective Amendment No. 6 to Registration Statement No. 333-52366/811-4001 for Metropolitan Life Separate Account E on Form N-4 on May 18, 2004. As incorporated herein by reference.


11. Filed with Post-Effective Amendment No. 8 to Registration Statement No. 333-52366/811-4001 for Metropolitan Life Separate Account E on Form N-4 on July 29, 2005. As incorporated herein by reference.


12. Filed with Post-Effective Amendment No. 12 to Registration Statement No. 333-52366/811-4001 for Metropolitan Life Separate Account E on Form N-4 on April 5, 2006. As incorporated herein by reference.


13. Filed with Post-Effective Amendment No. 18 to Registration Statement No. 333-52366/811-4001 for Metropolitan Life Separate Account E on Form N-4 on March 31, 2008. As incorporated herein by reference.


14. Filed with Post-Effective Amendment No. 17 to Registration Statement No. 333-52366/811-4001 for Metropolitan Life Separate Account E on Form N-4 on January 17, 2008. As incorporated herein by reference.


15. Filed with Post-Effective Amendment No. 3 to Registration Statement No. 333-133675/811-07534 for Paragon Separate Account B on Form N-6 on February 6, 2008. As incorporated herein by reference.

16. Filed with Post-Effective Amendment No. 1 to Registration Statement No. 333-153109/811-04001 for Metropolitan Life Separate Account E on Form N-4 on April 15, 2009. As incorporated herein by reference.

17. Filed with Post-Effective Amendment No. 14 to Registration Statement File No. 333 83716/811-4001 for Metropolitan Life Separate Account E on Form N-4 on April 13, 2010. As incorporated herein by reference.

18. Filed with Post-Effective Amendment No. 7 to Registration Statement No. 333-52366/811-4001 for Metropolitan Life Separate Account E on Form N-4 on April 8, 2005. As incorporated herein by reference.

19. Powers of Attorney for C. Robert Henrikson, Steven A.Kandarian,
    William J. Wheeler, Peter M. Carlson, Sylvia Mathews Burwell,
    Cheryl W. Grise, R. Glenn Hubbard, John M. Keane, Alfred F. Kelly,Jr., James M. Kilts, Catherine R. Kinney, Hugh B. Price, Kenton J. Sicchitano and Lulu C. Wang. Filed with Registration Statement No. 333-176654/811-04001 for Metropolitan Life Separate Account E on Form N-4 on September 21, 2011.

20. Filed with Post-Effective Amendment No. 15 to Registration Statement File No. 333-83716/811-04001 for Metropolitan Life Separate Account E on Form N-4 on April 12, 2011. As incorporated herein by reference.

21. Filed with Registration Statement No. 333-176654/811-04001 for Metropolitan Life Separate Account E on Form N-4 on September 21, 2011.

22. Filed with Post-Effective Amendment No. 5 to Registration Statement File No. 333-153109/811-04001 for Metropolitan Life Separate Account E on Form N-4 on April 12, 2011. As incorporated herein by reference.

23. Filed with Post-Effective Amendment No. 18 to Registration Statement File No. 333-52366/811-04001 for Metropolitan Life Separate Account E on Form N-4 on March 31, 2008. As incorporated herein by reference.

24. Filed with Registration Statement No. 333-176654/811-04001 for Metropolitan Life Separate Account E on Form N-4 on Sept 2, 2011.

25. Power of Attorney for Eric T. Steigerwalt. Filed with Registration Statement No. 333-176654/811-04001 for Metropolitan Life Separate Account E on Form N-4 on November 21, 2011.

26. Filed Herewith.

ITEM 25. DIRECTORS AND OFFICERS OF DEPOSITOR

NAME, PRINCIPAL OCCUPATION AND BUSINESS ADDRESS   POSITION AND OFFICES WITH DEPOSITOR
-----------------------------------------------   -----------------------------------

C. Robert Henrikson                               Director and Chairman of the Board
MetLife, Inc. and Metropolitan Life Insurance
Company
Chairman of the Board
200 Park Avenue
New York, New York 10166

Steven A. Kandarian                               Director, President and Chief Executive Officer
MetLife, Inc. and Metropolitan Life Insurance
Company
President and Chief Executive Officer
1095 Avenue of the Americas
New York, NY 10036


Sylvia Mathews Burwell                            Director
President, Global Development Program
The Bill and Melinda Gates Foundation
1432 Elliott Avenue W
Seattle, WA 98102


Eduardo Castro-Wright                             Director
Vice Chairman
Wal-Mart Global eCommerce
850 Cherry Avenue
San Bruno, CA 94066


Cheryl W. Grise                                   Director
MetLife, Inc. and Metropolitan Life Insurance
Company
200 Park Avenue
New York, New York 10166


R. Glenn Hubbard                                  Director
Dean and Russell L. Carson Professor of
Finance and Economics
Graduate School of Business
Columbia University
Uris Hall-Rm 101
3022 Broadway
New York, NY 10027-6902


John M. Keane                                     Director
Senior Managing Director
Keane Advisors, LLC
2020 Street N.W.
Suite 300
Washington, D.C. 10580


Alfred F. Kelly, Jr.                              Director
CEO of the NY/NJ 2014 Super Bowl Host Committee
MetLife Stadium
One MetLife Stadium Drive
East Rutherford, NJ 07073


James M. Kilts                                    Director
Partner
Centerview Partners
Management, LLC
16 School Street
Rye, N.Y. 10580


Catherine R. Kinney                               Director
MetLife, Inc. and Metropolitan Life Insurance
Company
200 Park Avenue
New York, New York 10166


Hugh B. Price                                     Director
Senior Fellow
Brookings Institution
1775 Massachusetts Avenue, N.W.
Washington, DC 20036

David Satcher                                     Director
Director of Satcher Health Leadership
Institute and Center of Excellence on
Health Disparities
Morehouse School of Medicine
720 Westview Drive, S.W. Suite 238
Atlanta, GA 30310-1495


Kenton J. Sicchitano                              Director
MetLife, Inc. and Metropolitan Life Insurance
Company
200 Park Avenue
New York, New York 10166


Lulu C. Wang                                      Director
Chief Executive Officer
Tupelo Capital Management LLC
340 Madison Avenue
19th Floor
New York, New York 10173



     Set forth below is a list of certain principal officers of MetLife. The principal business address of each officer of MetLife is 200 Park Avenue, New York, New York 10166




NAME                       POSITION WITH METLIFE
-------------------------  -----------------------------------------------------
C. Robert Henrikson        Chairman of the Board

Steven A. Kandarian        President and Chief Executive Officer


William J. Wheeler         President, Americas Division


Michel Khalaf              President, Europe/Middle East/Africa Division

Peter M. Carlson           Executive Vice President and Chief Accounting Officer

Nicholas D. Latrenta       Executive Vice President and General Counsel

Maria R. Morris            Executive Vice President, Global Operations, Integration

Eric T. Steigerwalt        Executive Vice President and Interim Chief Financial Officer

Frans Hijkoop              Executive Vice President and Chief Human Resources Officer

Martin Lippert             Executive Vice President and Head of Global Technology

Beth M. Hirschorn          Executive Vice President, Global Brand, Marketing and
                           Communications


Steven J. Goulart          Executive Vice President, Chief Investment Officer


ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT


        The registrant is a separate account of Metropolitan Life Insurance Company under the New York Insurance law. Under said law the assets allocated to the separate account are the property of Metropolitan Life Insurance Company, which is a wholly-owned subsidiary of MetLife, Inc. The following outline indicates those persons who are controlled by or under common control with Metropolitan Life Insurance Company:

           ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                            AS OF SEPTEMBER 30, 2011

The  following  is  a list  of  subsidiaries  of MetLife,   Inc.  updated  as of
September  30, 2011.   Those  entities   which are  listed at  the left  margin
(labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors' qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.


A.    MetLife Group, Inc. (NY)

B.    MetLife Bank, National Association (USA)

      1. Federal Flood Certification Corp. (TX)

      2. MetLife Home Loans LLC (DE)

C.    Exeter Reassurance Company, Ltd. (Bermuda)

D.    MetLife Taiwan Insurance Company Limited (Taiwan)

E.    Metropolitan Tower Life Insurance Company (DE)


      1.    EntreCap Real Estate II LLC (DE)

            a)    PREFCO Dix-Huit LLC (CT)

            b)    PREFCO X Holdings LLC (CT)

            c) PREFCO Ten Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Ten Limited Partnership is held by EntreCap Real Estate II LLC and 0.1% general partnership is held by PREFCO X Holdings LLC.

            d)    PREFCO Vingt LLC (CT)

            e) PREFCO Twenty Limited Partnership (CT) - a 99% limited partnership interest of PREFCO Twenty Limited Partnership is held by EntreCap Real Estate II LLC and 1% general partnership is held by PREFCO Vingt LLC.

     2.     Plaza Drive Properties, LLC (DE)

     3.     MTL Leasing, LLC (DE)

            a)    PREFCO IX Realty LLC (CT)

            b)    PREFCO XIV Holdings LLC (CT)

            c) PREFCO Fourteen Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Fourteen Limited Partnership is held by MTL Leasing, LLC and 0.1% general partnership is held by PREFCO XIV Holdings LLC.

F. MetLife Chile Inversiones Limitada (Chile)- 91.15% is owned by MetLife, Inc., 8.84% is owned by Inversiones MetLife Holdco Dos Limitada and 0.01% is owned by Natiloportem Holdings, Inc.

      1. MetLife Chile Seguros de Vida S.A. (Chile)- 99.99% is owned by MetLife Chile Inversiones Limitada and 0.01% is owned by MetLife International Holdings, Inc.

            a) MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile)- 99.99% is owned by MetLife Chile Seguros de Vida S.A. and 0.01% is owned by MetLife Chile Inversiones Limitada.

G. Metropolitan Life Seguros de Vida S.A. (Uruguay) - 99.9994% is owned by MetLife, Inc. and 0.0006% is owned by Oscar Schmidt.

H.    MetLife Securities, Inc. (DE)

I.    Enterprise General Insurance Agency, Inc. (DE)

      1.    MetLife General Insurance Agency of Texas, Inc. (TX)

      2.    MetLife General Insurance Agency of Massachusetts, Inc. (MA)

J.    Metropolitan Property and Casualty Insurance Company (RI)

      1.    Metropolitan General Insurance Company (RI)

      2.    Metropolitan Casualty Insurance Company (RI)

      3.    Metropolitan Direct Property and Casualty Insurance Company (RI)

      4.    Met P&C Managing General Agency, Inc. (TX)

      5.    MetLife Auto & Home Insurance Agency, Inc. (RI)

      6.    Metropolitan Group Property and Casualty Insurance Company (RI)

            a)    Metropolitan Reinsurance Company (U.K.) Limited (United
                  Kingdom)

      7.    Metropolitan Lloyds, Inc. (TX)

            a) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides automobile, homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

      8.    Economy Fire & Casualty Company (IL)

            a)    Economy Preferred Insurance Company (IL)

            b)    Economy Premier Assurance Company (IL)

K.    MetLife Investors Insurance Company (MO)

L.    First MetLife Investors Insurance Company (NY)

M.    Walnut Street Securities, Inc. (MO)

N.    Newbury Insurance Company, Limited (Bermuda)

O.    MetLife Investors Group, Inc. (DE)

      1.    MetLife Investors Distribution Company (MO)

      2.    MetLife Advisers, LLC (MA)

P.    MetLife International Holdings, Inc. (DE)

      1.    MetLife Mexico Cares, S.A. de C.V. (Mexico)

            a)    Fundacion MetLife Mexico, A.C. (Mexico)

      2.    Natiloportem Holdings, Inc. (DE)

            a)    Servicios Administrativos Gen, S.A. de C.V. (Mexico)

                  i) MLA Comercial, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

                  ii) MLA Servicios, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

      3. MetLife India Insurance Company Limited (India)- 26% is owned by MetLife International Holdings, Inc. and 74% is owned by third parties.


      4.    Metropolitan Life Insurance Company of Hong Kong Limited (Hong
            Kong)- 99.99935% is owned by MetLife International Holdings, Inc. and 0.00065% is owned by Natiloporterm Holdings, Inc.


      5. MetLife Seguros de Vida S.A. (Argentina)- 96.7372% is owned by MetLife International Holdings, Inc. and 3.2628% is owned by Natiloportem Holdings, Inc.


      6. Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)- 66.6617540% is owned by MetLife International Holdings, Inc., 33.3382457% is owned by MetLife Worldwide Holdings, Inc. and 0.0000003% is owned by Natiloportem Holdings, Inc.


      7.    MetLife Global, Inc. (DE)

      8. MetLife Administradora de Fundos Multipatrocinados Ltda. (Brazil) - 95.46% is owned by MetLife International Holdings, Inc. and 4.54% is owned by Natiloportem Holdings, Inc.

      9.    MetLife Insurance Limited (United Kingdom)

      10.   MetLife Limited (United Kingdom)

      11. MetLife Insurance S.A./NV (Belgium) - 99.99999% of MetLife Insurance S.A./NV is owned by MetLife International Holdings, Inc. and 0.00001% by Natiloportem Holdings, Inc.

      12.   MetLife Services Limited (United Kingdom)

      13.   MetLife Europe R Limited (Ireland)

      14. MetLife Seguros de Retiro S.A. (Argentina) - 96.8488% is owned by MetLife International Holdings, Inc. and 3.1512% is owned by Natiloportem Holdings, Inc.

      15. Best Market S.A. (Argentina) - 5% of the shares are held by Natiloportem Holdings, Inc. and 95% is owned by MetLife International Holdings Inc.

      16. Compania Previsional MetLife S.A. (Brazil) - 95.46% is owned by MetLife International Holdings, Inc. and 4.54% is owned by Natiloportem Holdings, Inc.


            a) Met AFJP S.A. (Argentina) - 75.41% of the shares of Met AFJP S.A. are held by Compania Previsional MetLife S.A., 19.59% is owned by MetLife Seguros de Vida S.A., 3.97% is held by Natiloportem Holdings, Inc. and 1.03% is held by MetLife Seguros de Retiro S.A.


      17.   MetLife Worldwide Holdings, Inc. (DE)

            a)    MetLife Towarzystwo Ubezpieczen na Zycie Spolka Akcyjna
                  (Poland)

            b)    MetLife Direct Co., LTD. (Japan)

            c)    MetLife Limited (Hong Kong)

      18.   MetLife NC Limited (Ireland)

      19.   MetLife Europe Services Limited (Ireland)

      20.   MetLife International Limited, LLC (DE)

      21. MetLife Planos Odontologicos Ltda. (Brazil) - 99.999% is owned by MetLife International Holdings, Inc. and .001% is owned by Natiloportem Holdings, Inc.

      22.   MetLife Ireland Holdings One Limited (Ireland)

            a) MetLife Global Holdings Corporation S.A. de C.V. (Mexico) - 98.9% is owned by MetLife Ireland Holdings One Limited and 1.1% is owned by MetLife International Limited, LLC.

                  i)    MetLife Ireland Treasury Limited (Ireland)

                        a)    MetLife General Insurance Limited (Australia)

                        b)    MetLife Insurance Limited (Australia)

                              1) MetLife Services (Singapore) PTE Limited (Singapore)

                              2)    The Direct Call Centre PTY Limited
                                    (Australia)

                              3)    MetLife Investments PTY Limited (Australia)

                                    aa)   MetLife Insurance and Investment Trust
                                          (Australia) - MetLife Insurance and
                                          Investment Trust is a trust vehicle,
                                          the trustee of which is MetLife
                                          Investments PTY Limited ("MIPL"). MIPL
                                          is a wholly owned subsidiary of
                                          MetLife Insurance Limited.

                  ii) Metropolitan Global Management, LLC (DE) - 99.7% is owned by MetLife Global Holdings Corporation, S.A. de C.V. and 0.3% is owned by MetLife International Holdings, Inc.

                        a) MetLife Pensiones Mexico S.A. (Mexico)- 97.4738% is owned by Metropolitan Global Management, LLC and 2.5262% is owned by MetLife International Holdings, Inc.

                        b) MetLife Mexico Servicios, S.A. de C.V. (Mexico) - 98% is owned by Metropolitan Global Management, LLC and 2% is owned by MetLife International Holdings, Inc.

                        c) MetLife Mexico S.A. (Mexico)- 98.70541% is owned by Metropolitan Global Management, LLC and 1.29459% is owned by MetLife International Holdings, Inc.

                              1) MetLife Afore, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Mexico S.A. and 0.01% is owned by MetLife Pensiones Mexico S.A.

                                    aa)    Met1 SIEFORE, S.A. de C.V. (Mexico)-
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                                    bb)    Met2 SIEFORE, S.A. de C.V. (Mexico)-
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                                    cc)    MetA SIEFORE Adicional, S.A. de C.V.
                                           (Mexico)- 99.99% is owned by MetLife
                                           Afore, S.A. de C.V. and 0.01% is
                                           owned by MetLife Mexico S.A.

                                    dd)    Met3 SIEFORE Basica, S.A. de C.V.
                                           (Mexico) - 99.99% is owned by MetLife
                                           Afore, S.A. de C.V. and 0.01% is
                                           owned by MetLife Mexico S.A.

                                    ee)    Met4 SIEFORE, S.A. de C.V. (Mexico) -
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                                    ff)    Met5 SIEFORE, S.A. de C.V. (Mexico) -
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                              2)    ML Capacitacion Comercial S.A. de C.V.
                                    (Mexico) - 99% is owned by MetLife Mexico
                                    S.A. and 1% is owned by MetLife Mexico
                                    Cares, S.A. de C.V.

                        d) MetLife Saengmyoung Insurance Co. Ltd. (also known as MetLife Insurance Company of Korea Limited (South Korea)- 14.64% is owned by MetLife Mexico, S.A. and 85.36% is owned by Metropolitan Global Management, LLC.

      23. Inversiones Metlife Holdco Dos Limitada (Chile)- 99% is owned by Metlife International Holdings, Inc. and 1% is owned by Natiloportem Holdings, Inc.

      24.   MetLife Asia Pacific Limited (Hong Kong)

Q.    Metropolitan Life Insurance Company (NY)

      1.    334 Madison Euro Investments, Inc. (DE)

      2.    St. James Fleet Investments Two Limited (Cayman Islands)

            a)    Park Twenty Three Investments Company (United Kingdom)

                  i) Convent Station Euro Investments Four Company (United Kingdom)

                        a) One Madison Investments (Cayco) Limited (Cayman Islands)- 99.99999% voting control of One Madison Investments (Cayco) Limited is held by Convent Station Euro Investments Four Company and 0.00001% by St. James Fleet Investments Two Limited.

      3. CRB Co., Inc. (MA)- AEW Real Estate Advisors, Inc. holds 49,000 preferred non-voting shares and AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB, Co., Inc.

      4.    MLIC Asset Holdings II LLC (DE)

      5.    Thorngate, LLC (DE)

      6.    Alternative Fuel I, LLC (DE)

      7.    Transmountain Land & Livestock Company (MT)

      8.    MetPark Funding, Inc. (DE)

      9.    HPZ Assets LLC (DE)

      10.   Missouri Reinsurance (Barbados), Inc. (Barbados)

      11.   Metropolitan Tower Realty Company, Inc. (DE)

            a)    Midtown Heights, LLC (DE)

      12.   MetLife Real Estate Cayman Company (Cayman Islands)

      13.   MetCanada Investments Ltd. (Canada)

      14.   MetLife Private Equity Holdings, LLC (DE)

      15.   23rd Street Investments, Inc. (DE)

            a) MetLife Capital Credit L.P. (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

            b) MetLife Capital Limited Partnership (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

      16.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      17.   MetLife Holdings, Inc. (DE)

            a)    MetLife Credit Corp. (DE)

            b)    MetLife Funding, Inc. (DE)

      18.   MetLife Investments Asia Limited (Hong Kong)

      19. MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited.

      20. MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds 0.01% of MetLife Latin America Asesorias e Inversiones Limitada.

      21.   New England Life Insurance Company (MA)

            a)    New England Securities Corporation (MA)

      22.   GenAmerica Financial, LLC (DE)

            a)    GenAmerica Capital I (DE)

            b)    General American Life Insurance Company (MO)

                  i)    GALIC Holdings LLC (DE)

      23.   Corporate Real Estate Holdings, LLC (DE)

      24. Ten Park SPC (Cayman Islands) - 1% voting control of Ten Park SPC is held by 23rd Street Investments, Inc.

      25.   MetLife Tower Resources Group, Inc. (DE)

      26.   Headland - Pacific Palisades, LLC (CA)

      27. Headland Properties Associates (CA) - 1% is owned by Headland - Pacific Palisades, LLC and 99% is owned by Metropolitan
            Life Insurance Company.

      28.   WFP 1000 Holding Company GP, LLC (DE)

      29.   White Oak Royalty Company (OK)

      30.   500 Grant Street GP LLC (DE)

      31. 500 Grant Street Associates Limited Partnership (CT) - 99% of 500 Grant Street Associates Limited Partnership is held by Metropolitan Life Insurance Company and 1% by 500 Grant Street GP LLC.

      32.   MetLife Canada/MetVie Canada (Canada)

      33.   MetLife Retirement Services LLC (NJ)

            a)   MetLife Investment Funds Services LLC (NJ)

                 i)   MetLife Associates LLC (DE)

      34.   Euro CL Investments LLC (DE)

      35.   MEX DF Properties, LLC (DE)

      36. MSV Irvine Property, LLC (DE) - 4% of MSV Irvine Property, LLC is owned by Metropolitan Tower Realty Company, Inc. and 96% is owned by Metropolitan Life Insurance Company

      37.   MetLife Properties Ventures, LLC (DE)

            a)   Citypoint Holdings II Limited (United Kingdom)

      38.   Housing Fund Manager, LLC (DE)


            a) MTC Fund I, LLC (DE) 0.01% of MTC Fund I, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            b) MTC Fund II, LLC (DE) - 0.01% of MTC Fund II, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            c) MTC Fund III, LLC (DE) - 0.01% of MTC Fund III, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

      39.   MLIC Asset Holdings, LLC (DE)

      40.   85 Broad Street Mezzanine LLC (DE)

            a)   85 Broad Street LLC (DE)

      41.   The Building at 575 Fifth Avenue Mezzanine LLC (DE)

            a)   The Building at 575 Fifth LLC (DE)

      42. CML Columbia Park Fund I, LLC (DE)- 10% of membership interest is held by MetLife Insurance Company of Connecticut and 90% membership interest is held by Metropolitan Life Insurance Company.

      43. Para-Met Plaza Associates (FL)- 75% of the General Partnership is held by Metropolitan Life Insurance Company and 25% of the General Partnership is held by Metropolitan Tower Realty Company, Inc.

      44.   MLIC CB Holdings LLC (DE)

R.    MetLife Capital Trust IV (DE)

S. MetLife Insurance Company of Connecticut (CT) - 86.72% is owned by MetLife, Inc. and 13.28% by MetLife Investors Group, Inc.

      1.    MetLife Property Ventures Canada ULC (Canada)


      2. Pilgrim Alternative Investments Opportunity Fund I, LLC (DE) - 67% is owned by MetLife Insurance Company of Connecticut and 33% is owned by third party.

      3.    Pilgrim Alternative Investments Opportunity Fund III Associates, LLC
            (CT) - 67% is owned by MetLife Insurance Company of Connecticut and 33% is owned by third party.

      4.    Metropolitan Connecticut Properties Ventures, LLC (DE)

            a)    ML/VCC UT West Jordan, LLC (DE)

      5.    MetLife Canadian Property Ventures LLC (NY)

      6.    Euro TI Investments LLC (DE)

      7.    Greenwich Street Investments, L.L.C. (DE)

            a)    Greenwich Street Capital Offshore Fund, Ltd. (Virgin
                  Islands)

            b)    Greenwich Street Investments, L.P. (DE)

      8. One Financial Place Corporation (DE) - 100% is owned in the aggregate by MetLife Insurance Company of Connecticut.

      9.    Plaza LLC (CT)

            a)    Tower Square Securities, Inc. (CT)

      10.   TIC European Real Estate LP, LLC (DE)

      11.   MetLife European Holdings, LLC (DE)

            a) MetLife Europe Limited (Ireland)

               i) MetLife Pension Trustees Limited (United Kingdom)

            b) MetLife Assurance Limited (United Kingdom)

      12.   Travelers International Investments Ltd. (Cayman Islands)

      13.   Euro TL Investments LLC (DE)

      14.   Corrigan TLP LLC (DE)

      15.   TLA Holdings LLC (DE)

            a)    The Prospect Company (DE)

                  i)    Panther Valley, Inc. (NJ)

      16. TRAL & Co. (CT) - TRAL & Co. is a general partnership. Its partners are MetLife Insurance Company of Connecticut and Metropolitan Life Insurance Company.

      17.   MetLife Investors USA Insurance Company (DE)

            a)    MetLife Renewables Holding, LLC (DE)

                  i)    Greater Sandhill I, LLC (DE)

      18.   TLA Holdings II LLC (DE)

      19.   TLA Holdings III LLC (DE)

      20. MetLife Greenstone Southeast Ventures, LLC (DE) - 95% of MetLife Greenstone Southeast Ventures, LLC is owned by MetLife Insurance Company of Connecticut and 5% is owned by Metropolitan Connecticut Properties Ventures, LLC.

            a)    MLGP Lakeside, LLC (DE)

T.    MetLife Reinsurance Company of South Carolina (SC)

U.    MetLife Investment Advisors Company, LLC (DE)

V.    MetLife Standby I, LLC (DE)

      1.   MetLife Exchange Trust I (DE)

W.    MetLife Services and Solutions, LLC (DE)

      1.   MetLife Solutions Pte. Ltd. (Singapore)

           a)    MetLife Services East Private Limited (India)


           b) MetLife Global Operations Support Center Private Limited (India) - 99.99999% is owned by MetLife Solutions Pte. Ltd. and 0.00001% is owned by Natiloportem Holdings, Inc.


X.    SafeGuard Health Enterprises, Inc. (DE)

      1.   MetLife Health Plans, Inc. (DE)

      2.   SafeGuard Health Plans, Inc. (CA)

      3.   SafeHealth Life Insurance Company (CA)

      4.   SafeGuard Health Plans, Inc. (FL)

      5.   SafeGuard Health Plans, Inc. (NV)

      6.   SafeGuard Health Plans, Inc. (TX)

Y.    MetLife Capital Trust X (DE)

Z.    Cova Life Management Company (DE)

AA.   MetLife Reinsurance Company of Charleston (SC)

AB.   MetLife Reinsurance Company of Vermont (VT)

AC.   Delaware American Life Insurance Company (DE)

      1.    GBN, LLC (DE)

AD.   American Life Insurance Company (ALICO) (US)

      1.    ALICO Nagasaki Operation Yugen Kaisha (Japan)

      2.    Communication One Kabushiki Kaisha (Japan)

      3.    Financial Learning Kabushiki Kaisha (Japan)

      4. Pharaonic American Life Insurance Company (Egypt) - 84.125% of Pharaonic American Life Insurance Company is owned by ALICO and the remaining interests are owned by third parties.

      5.    A.I.G. Limited (Nigeria)

      6.    ALICO Limited (Nigeria)

      7.    American Life Limited (Nigeria)

      8. American Life Insurance Company (Pakistan) Ltd. (Pakistan) - 66.47% of American Life Insurance Company (Pakistan) Ltd. is owned by ALICO and the remaining interests are owned by third parties.

      9.    American Life Hayat Sigorta A.S. (Turkey)

      10.   ALICO (Bulgaria) Zhivotozastrahovatelno Druzestvo EAD (Bulgaria)

      11.   Amcico pojist'ovna a.s. (Czech Republic)

      12.   MetLife S.A. (France)

            a) ALICO Direct (France) - 50% of ALICO Direct is owned by MetLife S.A. and the remaining interests by AIG Europe, S.A.

            b)    MetLife Solutions S.A.S. (France)

      13. ALICO Mutual Fund Management Company (Greece) - 90% of ALICO Mutual Fund Management Company is owned by ALICO and the remaining interests are owned by third parties.

      14. Hestis S.A.S. (France) - 66.06% of Hestis S.A.S. is owned by ALICO and the remaining interests are owned by third parties.

      15. AHICO First American Hungarian Insurance Company (Elso Amerikai-Magyar Biztosito) Zrt (Hungary)

            a)    First Hungarian-American Insurance Agency Limited (Hungary)

      16.   ALICO Life International Limited (Ireland)

      17.   ALICO Isle of Man Limited (Isle of Man)

      18.   ALICO Italia S.p.A. (Italy)

            a) Agenvita S.r.L. (Italy) - 95% of Agenvita S.r.L. is owned by ALICO Italia S.p.A., the remaining 5% is owned by ALICO.

      19. AMPLICO Life-First American Polish Life Insurance & Reinsurance Company, S.A. (Poland)

            a)    Amplico Services Sp z.o.o. (Poland)

            b)    AMPLICO Towartzystwo Funduszky Inwestycyjnych, S.A. (Poland)

            c) AMPLICO Powszechne Towartzystwo Emerytalne S.A. (Poland) - 50% of AMPLICO Powszechne Towarzystwo Emerytalne S.A. is owned by AMPLICO Life-First American Polish Life Insurance & Reinsurance Company, S.A. and the remaining 50% is owned by ALICO.

      20.   ALICO Asigurari Romania S.A. (Romania)

            a) ALICO Societate de Administrare a unui Fond de Pensii Administrat Privat S.A. (Romania) - 99.9748% of ALICO Societate de Administrare a unui Fond de Pensii Administrat Privat S.A. is owned by ALICO Asigurari Romania S.A. and .0252% is owned by AMPLICO Services Sp z.o.o.

            b)    ALICO Training and Consulting S.R.L. (Romania)

      21.   International Investment Holding Company Limited (Russia)

      22.   ALICO European Holdings Limited (Ireland)

            a)    ZAO Master D (Russia)

                  i) ZAO ALICO Insurance Company (Russia) - 51% of ZAO ALICO Insurance Company is owned by ZAO Master D and 49% is owned by ALICO.

      23.   MetLife Akcionarska Drustvoza za Zivotno Osiguranje (Serbia)

      24.   AMSLICO poist'ovna ALICO a.s. (Slovakia)

            a)    ALICO Services Central Europe s.r.o. (Slovakia)

            b)    ALICO Funds Central Europe sprav.spol., a.s. (Slovakia)

      25. ALICO AIG Europe A.I.E. (Spain) - 50% of Alico AIG Europe A.I.E. is owned by ALICO and the remaining interests are owned by a third party.

      26.   ALICO Gestora de Fondos y Planos de Pensiones S.A. (Spain)

      27.   ALICO Management Services Limited (United Kingdom)

      28.   ZEUS Administration Services Limited (United Kingdom)

      29.   ALICO Trustees (UK) Ltd. (United Kingdom) - 50% of ALICO Trustees
            (UK) Ltd. is owned by ALICO and the remaining interests are owned by International Technical and Advisory Services Limited.

      30.   PJSC ALICO Ukraine (Ukraine)

      31.   Borderland Investments Limited (USA-Delaware)

            a)    ALICO Hellas Single Member Limited Liability Company (Greece)

      32.   International Technical and Advisory Services Limited (USA-Delaware)

      33.   International Services Incorporated (USA-Delaware)

      34.   ALICO Operations Inc. (USA-Delaware)

            a)    ALICO Asset Management Corp. (Japan)

      35. ALICO Compania de Seguros de Retiro, S.A. (Argentina) - 90% of ALICO Compania de Seguros de Retiro, S.A. is owned by ALICO and 10% by International Technical & Advisory Services.

      36. ALICO Compania de Seguros, S.A. (Argentina) - 90% of ALICO Compania de Seguros, S.A. is owned by ALICO and 10% by International Technical & Advisory Services.

      37. MetLife Colombia Seguros de Vida S.A. (Colombia) - 94.989811% of MetLife Colombia Seguros de Vida S.A. is owned by ALICO, 5.0100030% is owned by International Technical and Advisory Services Limited and the remaining interests are owned by third parties.

      38. Inversiones Interamericana S.A. (Chile) 99.99% of Inversiones Interamericana S.A. is owned by ALICO and .01% by International Technical & Advisory Services.

            a) Administradora de Fondos Para la Vivienda Intercajas S.A. (Chile) - 40% of Administradora De Fondos Para la Vivienda Intercajas S.A. is owned by Inversiones Interamericana S.A. and the remaining interests are owned by a third party.

            b)    La Interamericana Compania de Seguros de Vida S.A. (Chile)

            c) ALICO Costa Rica S.A. (Costa Rica) - 99.99% of ALICO Costa Rica S.A. is owned by Inversiones Interamericana S.A. and .01% by La Interamericana Compania de Seguros de Vida S.A.

            d) Legal Chile S.A. (Chile) - 51% of Legal Chile S.A. is owned by Inversiones Interamericana S.A. and the remaining interests by a third party.

                  i) Legagroup S.A. (Chile) - 99% is owned by Legal Chile and 1% is owned by a third party.

      39.   ALICO Mexico Compania de Seguros, S.A. de C.V. (Mexico)

      40.   ALICO Services, Inc. (Panama)

      41. American Life and General Insurance Company (Trinidad & Tobago) Ltd. (Trinidad and Tobago) - 80.92373% of American Life and General Insurance Company (Trinidad & Tobago) Ltd. is owned by ALICO and the remaining interests are owned by a third party.

            a)    ALGICO Properties, Ltd. (Trinidad & Tobago)

      42.   MetLife Seguros de Vida, S.A. (Uruguay)

      43. ALICO Properties, Inc. (USA-Delaware) - 51% of ALICO Properties, Inc. is owned by ALICO and the remaining interests are owned by a third party.

      44.   Global Properties, Inc. (USA-Delaware)

      45.   Alpha Properties, Inc. (USA-Delaware)

      46.   Beta Properties, Inc. (USA-Delaware)

      47.   Delta Properties Japan, Inc. (USA-Delaware)

      48.   Epsilon Properties Japan, Inc. (USA)

      49.   Iris Properties, Inc. (USA-Delaware)

      50.   Kappa Properties Japan, Inc. (USA-Delaware)

      51.   MetLife Global Holding Company I GmbH (Swiss I) (Switzerland)

            a)    MetLife Global Holding Company II GmbH (Swiss II)
                  (Switzerland)

            b)    MetLife EU Holding Company Limited (Ireland)

      52.   MetLife ALICO Preparatory Company KK (Japan)

1) The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

2) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.

3) The MetLife, Inc. organizational chart does not include real estate joint ventures and partnerships of which MetLife, Inc. and/or its subsidiaries is an investment partner. In addition, certain inactive subsidiaries have also been omitted.

ITEM 27. NUMBER OF CONTRACT OWNERS

         As of October 31, 2011, there were 752,736 owners of qualified contracts and 185,782 owners of non-qualified contracts offered by the Registrant(Metropolitan Life Separate Account E).


ITEM 28. INDEMNIFICATION

        UNDERTAKING PURSUANT TO RULE 484(B)(1) UNDER THE SECURITIES ACT OF 1933

        MetLife, Inc. has secured a Financial Institutions Bond in the amount of $50,000,000, subject to a $5,000,000 deductible. MetLife, Inc. also maintains a Directors & Officers Liability and Corporate Reimbursement Insurance Policy with a limit of $400 million. The directors and officers of Metropolitan Life Insurance Company ("Metropolitan"), a subsidiary of MetLife, Inc. are also covered under the Financial Institutions Bond as well as under the directors' and officers' liability policy. A provision in Metropolitans by-laws provides for the indemnification (under certain circumstances) of individuals serving as directors or officers of Metropolitan.

        Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Metropolitan pursuant to the foregoing provisions, or otherwise, Metropolitan has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Metropolitan of expenses incurred or paid by a director, officer or controlling person of Metropolitan in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Metropolitan will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 29. PRINCIPAL UNDERWRITERS

(a) MetLife Investors Distribution Company is the principal underwriter and distributor of the Contracts. MetLife Investors Distribution Company is the principal underwriter for the following investment companies:

   Met Investors Series Trust
   Metropolitan Series Fund, Inc.
   Metropolitan Life Separate Account E
   Metropolitan Life Separate Account UL
   Metropolitan Tower Separate Account One
   Metropolitan Tower Separate Account Two
   MetLife Investors USA Separate Account A
   MetLife Investors USA Variable Life Account A
   MetLife Investors Variable Annuity Account One
   MetLife Investors Variable Annuity Account Five
   MetLife Investors Variable Life Account One
   MetLife Investors Variable Life Account Five
   First MetLife Investors Variable Annuity Account One
   General American Separate Account Eleven
   General American Separate Account Twenty- Eight
   General American Separate Account Twenty- Nine
   General American Separate Account Two
   Security Equity Separate Account 26
   Security Equity Separate Account 27
   MetLife of CT Separate Account Eleven for Variable Annuities MetLife of CT Separate Account QPN for Variable Annuities MetLife of CT Fund UL for Variable Life Insurance
   MetLife of CT Fund UL II for Variable Life Insurance
   MetLife of CT Fund UL III for Variable Life Insurance MetLife of CT Variable Life Insurance Separate Account One MetLife of CT Variable Life Insurance Separate Account Two MetLife of CT Variable Life Insurance Separate Account Three Metropolitan Life Variable Annuity Separate Account I Metropolitan Life Variable Annuity Separate Account II Paragon Separate Account A
   Paragon Separate Account B
   Paragon Separate Account C
   Paragon Separate Account D

(b) MetLife Investors Distribution Company is the principal underwriter for the Contracts. The following persons are the officers and directors of MetLife Investors Distribution Company. The principal business address for MetLife Investors Distribution Company is 5 Park Plaza, Suite 1900, Irvine, CA 92614.

NAME AND PRINCIPAL
BUSINESS ADDRESS             POSITIONS AND OFFICES WITH UNDERWRITER
---------------------------  ---------------------------------------------------
Michael K. Farrell           Director
10 Park Avenue, 1st Floor
Morristown, NJ 07962

Craig W. Markham             Director and Vice President
13045 Tesson Ferry Road
St. Louis, MO 63128

William J. Toppeta           Director
1095 Avenue of the Americas
New York, New York 10036

Paul A. Sylvester            President, National Sales Manager- Annuities & LTC
10 Park Avenue
Morristown, NJ 07962


Elizabeth M. Forget          Executive Vice President
1095 Avenue of the Americas
New York, New York 10036


Paul A. LaPiana              Executive Vice President, National Sales
5 Park Plaza                 Manager-Life
Suite 1900
Irvine, CA 92614

Andrew Aiello                Senior Vice President, Channel Head-National
5 Park Plaza                 Accounts
Suite 1900
Irvine, CA 92614

Jeffrey A. Barker            Senior Vice President, Channel Head-Independent
1 MetLife Plaza              Accounts
27-01 Queens Plaza North
Long Island City, NY 11101

Curtis Wohlers               Senior Vice President, National Sales Manager,
1 MetLife Plaza              Independent Planner and Insurance Advisors
27-01 Queens Plaza North
Long Island City, NY 11101

Jay S. Kaduson               Senior Vice President
10 Park Avenue
Morristown, NJ 07962

Marlene Debel                Treasurer
1095 Avenue of the Americas
New York, New York 10036

Isaac Torres                 Secretary
1095 Avenue of the Americas
New York, New York 10036

John G. Martinez             Vice President, Chief Financial Officer
501 Route 22
Bridgewater, NJ 08807

Debora L. Buffington         Vice President, Director of Compliance
5 Park Plaza
Suite 1900
Irvine, CA 92614

David DeCarlo                Vice President
5 Park Plaza
Suite 1900
Irvine, CA 92614

Paul M. Kos                  Vice President
5 Park Plaza
Suite 1900
Irvine, CA 92614

Cathy Sturdivant             Vice President
5 Park Plaza
Suite 1900
Irvine, CA 92614

Paulina Vakouros             Vice President
1095 Avenue of the Americas
New York, New York 10036

Rashid Ismail                Vice President
5 Park Plaza
Irvine, CA 92614

(c) Compensation from the Registrant. The following commissions and other compensation were received by the Distributor, directly or indirectly, from the Registrant during the Registrant's last fiscal year:


                                                  (2)
                   (1)                      NET UNDERWRITING         (3)             (4)            (5)
            NAME OF PRINCIPAL                DISCOUNTS AND     COMPENSATION ON    BROKERAGE        OTHER
               UNDERWRITER                    COMMISSIONS         REDEMPTION     COMMISSIONS   COMPENSATION
-----------------------------------------   ----------------   ---------------   -----------   ------------
MetLife Investors Distribution Company        $371,735,947           $0              $0             $0

Item 30. Location of Account and Records.

Metropolitan Life Insurance Company
200 Park Avenue
New York, N.Y. 10166

Item 31. Management Services.

        Not Applicable
Item 32.

        Undertakings.

        (a) The undersigned registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the financial statements in this registration statement are not more than 16 months old for as long as payments under these variable annuity contracts may be accepted.

        (b) The undersigned registrant hereby undertakes to include a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

        (c) The undersigned registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.


        (d) Metropolitan Life Insurance Company represents that the fees and charges deducted under the Contract described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Metropolitan Life Insurance Company under the Contract.

                                   SIGNATURES


   As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this Registration Statement to be signed on its behalf, in the City of New York, and State of New York on this 12th day of December, 2011.


                              Metropolitan Life Separate Account E
                              (Registrant)

                              By: Metropolitan Life Insurance Company
                              (Depositor)


                                             /s/ Paul G. Cellupica
                              By: ______________________________________________
                                              Paul G. Cellupica

                                               Chief Counsel
                                            US Business Law Group


                              Metropolitan Life Insurance Company
                              (Depositor)


                                              /s/ Paul G. Cellupica
                              By: ______________________________________________
                                                Paul G. Cellupica

                                                  Chief Counsel
                                              US Business Law Group

                                   SIGNATURES

  As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



              Signature                          Title                    Date
              ---------                          -----                    ----

                 *                     Chairman and Director
______________________________________
          C. Robert Henrikson

                 *                     President and Chief Executive Officer
______________________________________
          Steven A. Kandarian

                 * Executive Vice President and Interim ______________________________________ Chief Financial Officer
          Eric T. Steigerwalt


                 *                     Executive Vice President,
______________________________________ and Chief Accounting Officer
            Peter M. Carlson

                 *                     Director
______________________________________
          Sylvia Mathews Burwell


                 *                     Director
______________________________________
         Eduardo Castro-Wright


                 *                     Director
_______________________________________
          Cheryl W. Grise


                 *                     Director
______________________________________
          R. Glenn Hubbard

                 *                     Director
______________________________________
             John M. Keane

                 *                     Director
______________________________________
          Alfred F. Kelly, Jr.

                 *                     Director
______________________________________
            James M. Kilts

                 *                     Director
______________________________________
         Catherine R. Kinney

                 *                     Director
______________________________________
           Hugh B. Price

                                       Director
______________________________________
           David Satcher

                 *                     Director
______________________________________
        Kenton J. Sicchitano

                 *                     Director
______________________________________
       Lulu C. Wang


*By:  /s/ Myra L. Saul
      _________________________________
          Myra L. Saul
           Attorney-in-Fact



                                        December 12, 2011